                      [Banc of America Securities(TM) LOGO]

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET
$235,900,000 (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
Certificates: A-1

ASSET BACKED FUNDING CORPORATION
Depositor

WMC MORTGAGE CORPORATION
Originator

HOMEQ SERVICING CORPORATION
Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager

SEPTEMBER 21, 2005

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

o    SUMMARY OF CERTIFICATES                                              PP. 4

o    IMPORTANT DATES AND CONTACTS                                         PP. 5

o    SUMMARY OF TERMS                                                     PP. 7

o    CREDIT ENHANCEMENT                                                   PP. 9

o    PASS-THROUGH RATES                                                   PP. 11

o    TRIGGER EVENTS                                                       PP. 14

o    INTEREST AND PRINCIPAL DISTRIBUTIONS                                 PP. 16

o    DEFINITIONS                                                          PP. 22

o    BOND SUMMARY                                                         PP. 32

o    CAP SCHEDULES                                                        PP. 38

ANNEX A

COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING ABFC 2005-WMC1 ANNEX A

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SUMMARY OF CERTIFICATES
--------------------------------------------------------------------------------

                                                                                      Expected
             Expected                             Expected         Expected        INITIAL Credit      Expected Ratings
           Approximate   Interest   Principal    WAL (yrs)    Principal Window       Enhancement    ----------------------
 Class     Size ($)(1)     Type       Type        CALL/MAT     (mos) CALL/MAT        Percentage     MOODY'S   FITCH    S&P
--------   -----------   --------   ---------   -----------   ------------------   --------------   -------   -----   ----

   A-1     235,900,000   Floating      Sen      2.39 / 2.56   1 to 78 / 1 to 177       22.50%         Aaa      AAA    AAA
 A-2A(2)   216,231,000   Floating    Sen Seq                  NOT OFFERED HEREBY                      AAA      AAA    AAA
 A-2B(2)    86,365,000   Floating    Sen Seq                  NOT OFFERED HEREBY                      AAA      AAA    AAA
 A-2C(2)   141,576,000   Floating    Sen Seq                  NOT OFFERED HEREBY                      AAA      AAA    AAA
 A-2D(2)    45,876,000   Floating    Sen Seq                  NOT OFFERED HEREBY                      AAA      AAA    AAA
A-2MZ(2)    54,450,000   Floating    Sen Mezz                 NOT OFFERED HEREBY                      AAA      AAA    AAA
 M-1(2)     37,257,000   Floating      Mezz                   NOT OFFERED HEREBY                      Aa1      AA+    AA+
 M-2(2)     33,734,000   Floating      Mezz                   NOT OFFERED HEREBY                      Aa2      AA+    AA+
 M-3(2)     23,160,000   Floating      Mezz                   NOT OFFERED HEREBY                      Aa3       AA     AA
 M-4(2)     16,111,000   Floating      Mezz                   NOT OFFERED HEREBY                       A1       AA     AA
 M-5(2)     16,615,000   Floating      Mezz                   NOT OFFERED HEREBY                       A2      AA-    AA-
 M-6(2)     14,098,000   Floating      Mezz                   NOT OFFERED HEREBY                       A3       A+     A+
 M-7(2)     15,104,000   Floating      Mezz                   NOT OFFERED HEREBY                      Baa1      A      A+
 M-8(2)     11,580,000   Floating      Mezz                   NOT OFFERED HEREBY                      Baa2      A-     A
 M-9(2)     10,070,000   Floating      Mezz                   NOT OFFERED HEREBY                      Baa3     BBB+    A-
 M-10(2)    15,104,000   Floating      Mezz                   NOT OFFERED HEREBY                      NR       NR     BBB+
 M-11(2)     6,042,000   Floating      Mezz                   NOT OFFERED HEREBY                      NR       NR     BBB
 M-12(2)     9,063,000   Floating      Mezz                   NOT OFFERED HEREBY                      NR       NR     BBB-
 B-1(3)     10,573,000   Floating      Sub                    NOT OFFERED HEREBY                      NR       NR     BB+
 B-2(3)      3,021,000   Floating      Sub                    NOT OFFERED HEREBY                      NR       NR     BB

(1)  The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)  The Class A-2 and Mezzanine Certificates will be offered pursuant to the prospectus, but are excluded from this term sheet.

(3)  The Class B-1 and Class B-2 Certificates will be privately offered, but are excluded from this term sheet.

--------------------------------------------------------------------------------
STRUCTURE:

(1)  The Class A-1 Certificates are backed primarily by the cash flow from the
     Group I Mortgage Loans. The Class A-2A, Class A-2B, Class A-2C, Class A-2D
     and Class A-2MZ Certificates are backed primarily by the cash flow from the
     Group II Mortgage Loans. The Mezzanine and Class B Certificates are backed by the cash flows from all the Mortgage Loans.

(2)  The margins on the Class A Certificates will double and the margins on the
     Mezzanine and Class B Certificates will increase to 1.5x their original margins after the Optional Termination Date.

(3)  The Offered Certificates will be subject to the related Net WAC Rate as described herein.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------

ADJUSTABLE-RATE   100% ARM PPC
MORTGAGE LOANS
                  100% ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.
--------------------------------------------------------------------------------
FIXED-RATE        100% FRM PPC
MORTGAGE LOANS
                  100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SUMMARY OF IMPORTANT DATES
--------------------------------------------------------------------------------

DEAL INFORMATION                                   COLLATERAL INFORMATION
----------------                                   ----------------------

Expected Pricing      Week of September 19, 2005   Cut-off Date             September 1, 2005
Expected Settlement   September 30, 2005
First Distribution    October 25, 2005
Expected Stepdown     October 25, 2008

BOND INFORMATION

                             Initial                                  Expected            REMIC
                             Accrual                    Delay      Last Scheduled        Maturity
Class       Dated Date         Days    Accrual Method    Days   Distribution Date(1)     Date (2)
-----   ------------------   -------   --------------   -----   --------------------   -----------

 A-1    September 30, 2005      0          Act/360       0          June 25, 2035      August 2035
 A-1    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
A-2A    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
A-2B    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
A-2C    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
A-2D    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
A-2MZ   September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 M-1    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 M-2    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 M-3    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 M-4    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 M-5    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 M-6    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 M-7    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 M-8    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 M-9    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
M-10    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
M-11    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
M-12    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 B-1    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 B-2    September 30, 2005                      NOT OFFERED HEREBY                     August 2035

(1)  The Expected Last Scheduled Distribution Date has been calculated on the basis of the modeling assumptions and the assumption that there are no prepayments.

(2)  The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage with the latest maturity date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE       Tel: (212) 847-5095
                                 Fax: (212) 847-5143
Patrick Beranek                  patrick.beranek@bankofamerica.com
Charlene Balfour                 charlene.c.balfour@bankofamerica.com

PRINCIPAL FINANCE GROUP          Fax: (212) 847-5040

Chris Schiavone                  Tel: (212) 933-2794
                                 chris.schiavone@bankofamerica.com
Scott Shultz                     Tel: (704) 387-6040
                                 scott.m.shultz@bankofamerica.com
Rajneesh Salhotra                Tel: (212) 847-5434
                                 rajneesh.salhotra@bankofamerica.com
Shaun Ahmad                      Tel: (704) 387-2658
                                 shaun.ahmad@bankofamerica.com
Pauwla Rumli                     Tel: (212) 583-8447
                                 pauwla.rumli@bankofamerica.com
Wilder Harvard                   Tel: (212) 847-6032
                                 wilder.harvard@bankofamerica.com

RATING AGENCIES

Amita Shrivastava - Moody's      (201) 915-8730
Wen Hsu - Fitch                  (212) 908-0633
Keith Smith- S&P                 (212) 438-1643
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TITLE OF SECURITIES:             Asset Backed Funding Corporation
                                 Asset Backed Certificates, Series 2005-WMC1
                                 (the "Trust").

CLASS A CERTIFICATES:            The Class A-1 Certificates and Class A-2
                                 Certificates.

CLASS A-2 SEQUENTIAL             The Class A-2A, Class A-2B, Class A-2C and
CERTIFICATES:                    Class A-2D Certificates.
                                 As long as all of the Mezzanine and Class B
                                 Certificates have not been reduced to zero,
                                 principal distributions to the Class A-2
                                 Sequential shall be paid first, to the Class
                                 A-2A Certificates until the certificate
                                 principal balance of the Class A-2A
                                 Certificates is reduced to zero, second, to the
                                 Class A-2B Certificates until the certificate
                                 principal balance of the Class A-2B
                                 Certificates is reduced to zero, third, to
                                 Class A-2C Certificates until the certificate
                                 principal balance of the Class A-2C
                                 Certificates is reduced to zero and then to the
                                 Class A-2D Certificates until the certificate
                                 principal balance of the Class A-2D Certificate
                                 is reduced to zero. After all of the Mezzanine
                                 and Class B Certificates have been reduced to
                                 zero, principal will be distributed to the
                                 Class A-2 Sequential Certificates on a pro rata
                                 basis based on the certificate principal
                                 balances of each such class.

CLASS A-2 CERTIFICATES:          The Class A-2 Sequential and Class A-2MZ
                                 Certificates. All principal distributions to
                                 the Class A-2 Certificates will be distributed
                                 pro-rata to the Class A-2 Sequential and Class
                                 A-2MZ Certificates.

MEZZANINE CERTIFICATES:          The Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6, Class M-7, Class M-8,
                                 Class M-9, Class M-10, Class M-11 and Class
                                 M-12 Certificates.

CLASS B CERTIFICATES:            Class B-1 and Class B-2 Certificates.

OFFERING TYPE:                   All the Certificates other than the Class B
                                 Certificates will be offered publicly pursuant
                                 to a Prospectus. The Class A-2, Mezzanine and
                                 Class B Certificates are not offered hereby.

DEPOSITOR:                       Asset Backed Funding Corporation.

ORIGINATORS:                     WMC Mortgage Corporation ("WMC").

SERVICER:                        HomEq Servicing Corporation.

SWAP PROVIDER:                   TBD.

TRUSTEE:                         Wells Fargo Bank, N.A.

CREDIT RISK MANAGER:             The Murrayhill Company.

LEAD MANAGER AND BOOKRUNNER:     Banc of America Securities LLC.

CLOSING DATE:                    On or about September 30, 2005.

TAX STATUS:                      The Offered Certificates will be designated as
                                 regular interests in one or more REMICs and, as
                                 such, will be treated as debt instruments of a
                                 REMIC for federal income tax purposes.

ERISA ELIGIBILITY:               It is expected that the Class A-1 Certificates
                                 will be eligible for purchase by plans that
                                 meet the requirements of an investor-based
                                 exemption.

SMMEA ELIGIBILITY:               The Offered Certificates are not expected to
                                 constitute "mortgage related securities" for
                                 purposes of SMMEA.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

DISTRIBUTION DATES:              The 25th of each month, or if such day is not a
                                 business day, the next succeeding business day,
                                 beginning in October 2005.

ACCRUED INTEREST:                The price to be paid by investors for the
                                 Offered Certificates will not include accrued
                                 interest (settle flat).

DAY COUNT:                       With respect to the Offered Certificates,
                                 Actual/360.

PAYMENT DELAY:                   With respect to the Offered Certificates, 0
                                 days.

SERVICING FEE RATE:              Approximately 0.50% per annum on the aggregate
                                 principal balance of the Mortgage Loans.

CREDIT RISK MANAGER FEE RATE:    Approximately 0.0150% per annum on the
                                 aggregate principal balance of the Mortgage
                                 Loans.

CUT-OFF DATE:                    For each Mortgage Loan in the mortgage pool on
                                 the Closing Date, the close of business on
                                 September 1, 2005. For each Mortgage Loan
                                 subsequently acquired by the trust with funds
                                 from the Pre-Funding Accounts, the later of (i)
                                 the origination date or (ii) the first day of
                                 the month in which such loan was acquired.

INITIAL MORTGAGE LOANS:          As of the Cut-off Date, the aggregate principal
                                 balance of the Initial Mortgage Loans was
                                 approximately $904,826,684, of which: (i)
                                 approximately $273,512,842 consists of a pool
                                 of conforming balance fixed-rate and
                                 adjustable-rate first and second lien Mortgage
                                 Loans (the "Group I Initial Mortgage Loans")
                                 and (ii) approximately $631,313,842 consists of
                                 a pool of conforming and non-conforming balance
                                 fixed-rate and adjustable-rate first and second
                                 lien Mortgage Loans (the "Group II Initial
                                 Mortgage Loans"; and together with the Group I
                                 Initial Mortgage Loans, the "Initial Mortgage
                                 Loans"). SEE THE ACCOMPANYING ABFC 2005-WMC1
                                 COLLATERAL ANNEX FOR ADDITIONAL INFORMATION ON
                                 THE INITIAL MORTGAGE LOANS.

GROUP I PRE-FUNDING AMOUNT:      A Group I Pre-Funding Account will be
                                 established on the Closing Date into which
                                 approximately $30,874,705 will be deposited
                                 (the "Group I Pre-Funded Amount"). These funds
                                 will be used to purchase subsequent conforming
                                 balance fixed rate and adjustable rate Mortgage
                                 Loans for deposit in Loan Group I, together
                                 with the Group I Initial Mortgage Loans, the
                                 "Group I Mortgage Loans". On or prior to
                                 October 31, 2005 (the "Pre-Funding Period"),
                                 the amounts on deposit in the Group I
                                 Pre-Funding Account will be used to purchase
                                 subsequent Mortgage Loans (to the extent
                                 available) having similar characteristics as
                                 the Group I Initial Mortgage Loans (with any
                                 unused portion of the Group I Pre-Funded Amount
                                 to be distributed as principal to the Class A-1
                                 Certificates); provided however to the extent
                                 that any Group 1 subsequent Mortgage Loans are
                                 available on or before the Closing Date, the
                                 Depositor will deposit such loans in the Trust
                                 on the Closing Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

GROUP II PRE-FUNDING AMOUNT:     A Group II Pre-Funding Account (together with
                                 the Group I Pre-Funding Account, the
                                 "Pre-Funding Accounts") will be established on
                                 the Closing Date into which approximately
                                 $71,264,034 will be deposited (the "Group II
                                 Pre-Funded Amount"). These funds will be used
                                 to purchase subsequent conforming and
                                 non-conforming fixed rate and adjustable rate
                                 Mortgage Loans for deposit in Loan Group II,
                                 together with the Group II Initial Mortgage
                                 Loans, the "Group II Mortgage Loans" and
                                 together with the Group I Mortgage Loans, the
                                 "Mortgage Loans". During the Pre-Funding
                                 Period, the amounts on deposit in the Group II
                                 Account will be used to purchase subsequent
                                 Mortgage Loans (to the extent available) having
                                 similar characteristics as the Group II Initial
                                 Mortgage Loans (with any unused portion of the
                                 Group II Pre-Funded Amount to be distributed as
                                 principal to the Class A-2 Certificates);
                                 provided however to the extent that any Group
                                 II subsequent Mortgage Loans are available on
                                 or before the Closing Date, the Depositor will
                                 deposit such loans in the Trust on the Closing
                                 Date.

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION DATE:       The first Distribution Date on which the
                                 aggregate principal balance of the Mortgage
                                 Loans declines to 10% or less of the sum of (i)
                                 the aggregate principal balance of the Initial
                                 Mortgage Loans as of the Cut-off Date ("Cut-off
                                 Date Principal Balance"), (ii) the original
                                 Group I Pre-Funded Amount and (iii) the
                                 original Group II Pre-Funded Amount.

MONTHLY SERVICER ADVANCES:       The Servicer will be obligated to advance its
                                 own funds in an amount equal to the aggregate
                                 of all payments of principal and interest (net
                                 of any Servicing Fees) that were due during the
                                 related period on the Mortgage Loans. Advances
                                 are required to be made only to the extent they
                                 are deemed by the Servicer to be recoverable
                                 from related late collections, insurance
                                 proceeds, condemnation proceeds or liquidation
                                 proceeds.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:              Credit enhancement for the structure is
                                 provided by Excess Cashflow,
                                 overcollateralization, cross-collateralization,
                                 subordination and any Net Swap Payments made to
                                 the Trust.

EXPECTED CREDIT SUPPORT
PERCENTAGE:

                                 Class   Initial Credit Support   After-Stepdown Support
                                 -----   ----------------------   ----------------------

                                    A             22.50%                  45.00%
                                   M-1            18.80%                  37.60%
                                   M-2            15.45%                  30.90%
                                   M-3            13.15%                  26.30%
                                   M-4            11.55%                  23.10%
                                   M-5             9.90%                  19.80%
                                   M-6             8.50%                  17.00%
                                   M-7             7.00%                  14.00%
                                   M-8             5.85%                  11.70%
                                   M-9             4.85%                   9.70%
                                  M-10             3.35%                   6.70%
                                  M-11             2.75%                   5.50%
                                  M-12             1.85%                   3.70%
                                   B-1             0.80%                   1.60%
                                   B-2             0.50%                   1.00%

EXPECTED OVERCOLLATERALIZATION   Prior to the Stepdown Date, the
TARGET AMOUNT:                   Overcollateralization Target Amount will be
                                 approximately 0.50% of the sum of (i) the
                                 Cut-off Date Principal Balance of the Initial
                                 Mortgage Loans and (ii) the amounts on deposit
                                 in the Pre-Funding Accounts on the Closing
                                 Date. The Overcollateralization Target Amount
                                 on or after the Stepdown Date will be the
                                 greater of approximately (a) 1.00% of the
                                 aggregate Principal Balance of the Mortgage
                                 Loans at the end of the related collection
                                 period after giving effect to prepayments in
                                 the related prepayment period and (b) 0.50% of
                                 the sum of (i) the Cut-off Date Principal
                                 Balance of the Initial Mortgage Loans and (ii)
                                 the amounts on deposit in the Pre-Funding
                                 Accounts on the Closing Date; provided however,
                                 if a Trigger Event has occurred on the related
                                 Distribution Date, the Overcollateralization
                                 Target Amount will be equal to the
                                 Overcollateralization Target Amount for the
                                 previous Distribution Date.

OVERCOLLATERALIZATION RELEASE    The Overcollateralization Release Amount means,
AMOUNT:                          with respect to any Distribution Date on or
                                 after the Stepdown Date on which a Trigger
                                 Event is not in effect, the lesser of (x) the
                                 Principal Remittance Amount and (y) the excess,
                                 if any, of (i) the Overcollateralization Amount
                                 for such Distribution Date (assuming that 100%
                                 of the Principal Remittance Amount is applied
                                 as a principal payment on such Distribution
                                 Date) over (ii) the Overcollateralization
                                 Target Amount for such Distribution Date. With
                                 respect to any Distribution Date on which a
                                 Trigger Event is in effect, the
                                 Overcollateralization Release Amount will be
                                 zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        10

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION            As of any Distribution Date, the
DEFICIENCY AMOUNT:               Overcollateralization Deficiency Amount is the
                                 excess, if any, of (a) the
                                 Overcollateralization Target Amount for such
                                 Distribution Date over (b) the
                                 Overcollateralization Amount for such
                                 Distribution Date, calculated for this purpose
                                 after taking into account the reduction on such
                                 Distribution Date of the certificate principal
                                 balances of all classes of Certificates
                                 resulting from the distribution of the
                                 Principal Distribution Amount (but not the
                                 Extra Principal Distribution Amount) on such
                                 Distribution Date, but prior to taking into
                                 account any Realized Losses allocated to any
                                 class of Certificates on such Distribution
                                 Date.

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION AMOUNT:    The Overcollateralization Amount is equal to
                                 the excess of the aggregate principal balance
                                 of the Mortgage Loans (and any amounts on
                                 deposit in the Pre-Funding Accounts) over the
                                 aggregate certificate principal balance of the
                                 Certificates. On the Closing Date, the
                                 Overcollateralization Amount is expected to
                                 equal the Overcollateralization Target Amount.
                                 To the extent the Overcollateralization Amount
                                 is reduced below the Overcollateralization
                                 Target Amount, Excess Cashflow will be directed
                                 to build the Overcollateralization Amount until
                                 the Overcollateralization Target Amount is
                                 reached.

AVAILABLE FUNDS:                 Available Funds will be equal to the sum of the
                                 following amounts with respect to the Mortgage
                                 Loans, net of amounts reimbursable or payable
                                 therefrom to the Servicer, the Trustee or the
                                 Swap Provider (including any Net Swap Payment
                                 or Swap Termination Payment, other than any
                                 Swap Termination Payment resulting from a Swap
                                 Provider Trigger Event, owed to the Swap
                                 Account): (i) the aggregate amount of monthly
                                 payments on the Mortgage Loans due during the
                                 related collection period and received by the
                                 Servicer on or prior to the related
                                 determination date, less the Servicing Fee for
                                 such Distribution Date, the Credit Risk Manager
                                 Fee for such Distribution Date, and any accrued
                                 and unpaid Servicing Fees and Credit Risk
                                 Manager Fees in respect of any prior
                                 Distribution Dates, (ii) unscheduled payments
                                 in respect of the Mortgage Loans, including
                                 prepayments, Insurance Proceeds, Net
                                 Liquidation Proceeds, condemnation proceeds,
                                 subsequent recoveries and proceeds from
                                 repurchases of and substitutions for such
                                 Mortgage Loans occurring during the related
                                 prepayment period, excluding prepayment
                                 charges, (iii) on the Distribution Date on
                                 which the Trust is to be terminated in
                                 accordance with the Pooling and Servicing
                                 Agreement, the Termination Price, (iv) payments
                                 from the Servicer in connection with Advances
                                 and Prepayment Interest Shortfalls for such
                                 Distribution Date and (v) any excess amounts
                                 transferred from the Pre-Funding Accounts.

EXCESS CASHFLOW:                 For the Certificates on each Distribution Date
                                 is equal to the sum of (x) any
                                 Overcollateralization Release Amount and (y)
                                 the excess of the Available Funds over the sum
                                 of the interest and principal paid on the
                                 Certificates.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

STEPDOWN DATE:                   The earlier to occur of (i) the Distribution
                                 Date on which the aggregate certificate
                                 principal balance of the Class A Certificates
                                 has been reduced to zero and (ii) the later to
                                 occur of (a) the Distribution Date in October
                                 2008 and (b) the first Distribution Date on
                                 which the Credit Enhancement Percentage is
                                 greater than or equal to 45.00%. The Credit
                                 Enhancement Percentage is obtained by dividing
                                 (x) the aggregate certificate principal balance
                                 of the Mezzanine and Class B Certificates and
                                 the Overcollateralization Amount (before taking
                                 into account distributions of principal on such
                                 distribution date) by (y) the aggregate
                                 principal balance of the Mortgage Loans plus
                                 any remaining funds in the Pre-Funding Accounts
                                 as of the last day of the related collection
                                 period after giving effect to prepayments in
                                 the related prepayment period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any
Distribution Date will be the lesser of (x) the related Formula Rate for such
Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:                    The Formula Rate for the Certificates is the
                                 lesser of:

                                      (i)  the sum of (a) one-month LIBOR as
                                           determined for the related period and
                                           (b) the certificate margin for the
                                           applicable class; and

                                      (ii) the Maximum Cap Rate for such
                                           Distribution Date.

                                 On each Distribution Date after the Optional
                                 Termination Date, the certificate margins for
                                 the Class A Certificates will be 2 times the
                                 related initial certificate margins, and the
                                 certificate margins for the Mezzanine and Class
                                 B Certificates will be 1.5 times the related
                                 initial certificate margins.

ADJUSTED NET MORTGAGE RATE:      The Adjusted Net Mortgage Rate for each
                                 Mortgage Loan is equal to the mortgage interest
                                 rate less the sum of the Servicing Fee Rate and
                                 the Credit Risk Manager Fee Rate for such
                                 Mortgage Loan.

ADJUSTED NET MAXIMUM MORTGAGE    The Adjusted Net Maximum Mortgage Rate for each
RATE:                            Mortgage Loan is equal to the maximum mortgage
                                 interest rate (or the mortgage interest rate in
                                 the case of any Fixed Rate Mortgage Loan) less
                                 the sum of the Servicing Fee Rate and the
                                 Credit Risk Manager Fee Rate for such Mortgage
                                 Loan.

MAXIMUM CAP RATE:                The Maximum Cap Rate for of the Class A-1
                                 Certificates on any Distribution Date is a per
                                 annum rate equal to the weighted average of the
                                 Adjusted Net Maximum Mortgage Rates of the
                                 Group I Mortgage Loans, plus an amount,
                                 expressed as a per annum rate, equal to a
                                 fraction, the numerator of which is equal to
                                 the Net Swap Payment received by the Trust or
                                 minus an amount, expressed as a per annum rate,
                                 equal to a fraction, the numerator of which is
                                 equal to the Net Swap Payment owed to the Swap
                                 Provider and the denominator of which is equal
                                 to the aggregate principal balance of the
                                 Mortgage Loans (subject to adjustment based on
                                 the actual number of days elapsed in the
                                 related Accrual Period).

                                 The Maximum Cap Rate for each class of Class
                                 A-2 Certificates on any Distribution Date is a
                                 per annum rate equal to the weighted average of
                                 the Adjusted Net Maximum Mortgage Rates of the
                                 Group II Mortgage Loans, plus an amount,
                                 expressed as a per annum rate, equal to a
                                 fraction, the numerator of which is equal to
                                 the Net Swap Payment received by the Trust or
                                 minus an amount, expressed as a per annum rate,
                                 equal to a fraction, the numerator of which is
                                 equal to the Net Swap Payment owed to the Swap
                                 Provider and the denominator of which is equal
                                 to the aggregate principal balance of the
                                 Mortgage Loans (subject to adjustment based on
                                 the actual number of days elapsed in the
                                 related Accrual Period).

                                 The Maximum Cap Rate for each class of the
                                 Mezzanine and Class B Certificates on any
                                 Distribution Date is a per annum rate equal to
                                 the weighted average of (x) the Maximum Cap
                                 Rate for the Class A-1 Certificates and (y) the
                                 Maximum Cap Rate for each class of Class A-2
                                 Certificates, weighted on the basis of the
                                 related group subordinate amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

NET WAC RATE:                    The Net WAC Rate for the Class A-1 Certificates
                                 on any Distribution Date is a per annum rate
                                 (subject to adjustment based on the actual
                                 number of days elapsed in the related accrual
                                 period) equal to (x) the weighted average of
                                 the Adjusted Net Mortgage Rates of the Group I
                                 Mortgage Loans minus (y) the sum of (i) an
                                 amount, expressed as a percentage, equal to the
                                 Net Swap Payment owed to the Swap Provider
                                 divided by the aggregate principal balance of
                                 the Mortgage Loans and (ii) an amount,
                                 expressed as a percentage, equal to the Swap
                                 Termination Payment (other than any Swap
                                 Termination Payment resulting from a Swap
                                 Provider Trigger Event), if any, payable by the
                                 Trust divided by the outstanding principal
                                 balance of the Mortgage Loans.

                                 The Net WAC Rate for the Class A-2 Certificates
                                 on any Distribution Date is a per annum rate
                                 (subject to adjustment based on the actual
                                 number of days elapsed in the related accrual
                                 period) equal to (x) the weighted average of
                                 the Adjusted Net Mortgage Rates of the Group II
                                 Mortgage Loans minus (y) the sum of (i) an
                                 amount, expressed as a percentage, equal to the
                                 Net Swap Payment owed to the Swap Provider
                                 divided by the aggregate principal balance of
                                 the Mortgage Loans and (ii) an amount,
                                 expressed as a percentage, equal to the Swap
                                 Termination Payment (other than any Swap
                                 Termination Payment resulting from a Swap
                                 Provider Trigger Event), if any, payable by the
                                 Trust divided by the outstanding principal
                                 balance of the Mortgage Loans.

                                 The Net WAC Rates for the Mezzanine and Class B
                                 Certificates on any Distribution Date is a per
                                 annum rate equal to the weighted average of (x)
                                 the Net WAC Rate for the Class A-1 Certificates
                                 and (y) the Net WAC Rate for the Class A-2
                                 Certificates, weighted on the basis of the
                                 related group subordinate amounts.

NET WAC RATE CARRYOVER AMOUNT:   If on any Distribution Date the Pass-Through
                                 Rate for a class of Offered Certificates is
                                 limited by the related Net WAC Rate, the "Net
                                 WAC Rate Carryover Amount" for such class is
                                 equal to the sum of (i) the excess of (a) the
                                 amount of interest that would have accrued on
                                 such class based on the related Formula Rate
                                 over (b) the amount of interest actually
                                 accrued on such class based on the related Net
                                 WAC Rate and (ii) the unpaid portion of any
                                 related Net WAC Rate Carryover Amount from any
                                 prior Distribution Dates together with accrued
                                 interest at the related Formula Rate. Any Net
                                 WAC Rate Carryover Amount will be paid on such
                                 Distribution Date or future Distribution Dates
                                 to the extent of funds available.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

SWAP AGREEMENT:                  On the Closing Date, the Trustee will enter
                                 into a Swap Agreement with notional amounts as
                                 shown in the Swap Schedule herein. Under the
                                 Swap Agreement, the Trust will be obligated to
                                 pay an amount equal to 4.25% per annum on the
                                 notional amount as set forth in the Swap
                                 Agreement to the Swap Provider and the Trust
                                 will be entitled to receive an amount equal to
                                 one-month LIBOR on the notional amount as set
                                 forth in the Swap Agreement from the Swap
                                 Provider, until the Swap Agreement is
                                 terminated. Only the net amount of the two
                                 obligations will be paid by the appropriate
                                 party (the "Net Swap Payment"). See the
                                 attached Swap Schedule. Generally, the Net Swap
                                 Payment will be deposited into a swap account
                                 (the "Swap Account") by the Trustee pursuant to
                                 the Pooling Agreement and amounts on deposit in
                                 the Swap Account will be distributed as
                                 described under "Swap Payment Distribution"
                                 below. Upon early termination of the Swap
                                 Agreement, the Trust or the Swap Provider may
                                 be liable to make a termination payment (the
                                 "Swap Termination Payment") to the other party
                                 (regardless of which party caused the
                                 termination). The Swap Termination Payment will
                                 be computed in accordance with the procedures
                                 set forth in the Swap Agreement. In the event
                                 that the Trust is required to make a Swap
                                 Termination Payment, in certain instances that
                                 payment will be paid on the related
                                 Distribution Date, and on any subsequent
                                 Distribution Dates until paid in full, prior to
                                 distributions to Certificate holders.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------

TRIGGER EVENT:                   A Trigger Event exists with respect to any
                                 Distribution Date on or after the Stepdown Date
                                 (i) if the three month rolling average of 60+
                                 day delinquent loans (including loans that are
                                 in bankruptcy or foreclosure and are 60+ days
                                 delinquent or that are REO) is greater than 35%
                                 of the Credit Enhancement Percentage or (ii) if
                                 the Cumulative Realized Loss Percentage exceeds
                                 the values defined below for such Distribution
                                 Date:

                                       DISTRIBUTION DATES             CUMULATIVE REALIZED LOSS PERCENTAGE
                                       ------------------             -----------------------------------

                                 October 2007 - September 2008   1.55% for the first month, plus an additional
                                                                   1/12th of 1.90% for each month thereafter,
                                 October 2008 - September 2009   3.45% for the first month, plus an additional
                                                                   1/12th of 1.55% for each month thereafter,
                                 October 2009 - September 2010   5.00% for the first month, plus an additional
                                                                   1/12th of 1.25% for each month thereafter,
                                 October 2010 - September 2011   6.25% for the first month, plus an additional
                                                                   1/12th of 0.75% for each month thereafter,
                                     October 2011 and after                          7.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I.   On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i)       to the holders of the Class A-1 Certificates, Accrued Certificate
          Interest for such Distribution Date;

(ii)      to the holders of the Class A-1 Certificates, the Unpaid Interest
          Shortfall Amount, if any, for such Distribution Date; and

(iii)     concurrently, to the holders of the Class A-2 Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid
          Interest Shortfall Amount, if any, for such class for such
          Distribution Date to the extent not distributed pursuant to II(i) and
          II(ii) below.

II.  On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i)       to the holders of the Class A-2 Certificates, pro rata, Accrued
          Certificate Interest for such Distribution Date;

(ii)      to the holders of the Class A-2 Certificates, pro rata, the Unpaid
          Interest Shortfall Amount, if any, for such Distribution Date; and

(iii)     to the holders of the Class A-1 Certificates, the remaining Accrued
          Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such classes for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest
     Remittance Amount remaining undistributed for such Distribution Date:

(i)       to the holders of the Class M-1 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(ii)      to the holders of the Class M-2 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(iii)     to the holders of the Class M-3 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(iv)      to the holders of the Class M-4 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(v)       to the holders of the Class M-5 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(vi)      to the holders of the Class M-6 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(vii)     to the holders of the Class M-7 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(viii)    to the holders of the Class M-8 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       17

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

(ix)      to the holders of the Class M-9 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(x)       to the holders of the Class M-10 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(xi)      to the holders of the Class M-11 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(xii)     to the holders of the Class M-12 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(xiii)    to the holders of the Class B-1 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date; and

(xiv)     to the holders of the Class B-2 Certificates, Accrued Certificate
          Interest for such class for such Distribution. Date; and

(xv)      any remainder as described under "Excess Cashflow Distribution."

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       18

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I.   On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a
     Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     first, concurrently, as follows:

(i)       the Group I Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

(ii)      the Group II Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

     second, concurrently, as follows:

(i)       the Group I Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) above;

(ii)      the Group II Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I(i) above; and

     third, to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

     fourth, to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

     fifth, to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

     sixth, to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

     seventh, to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

     eighth, to the Class M-6 Certificates until the certificate principal balance is reduced to zero;

     ninth, to the Class M-7 Certificates until the certificate principal balance is reduced to zero;

     tenth, to the Class M-8 Certificates until the certificate principal balance is reduced to zero;

     eleventh, to the Class M-9 Certificates until the certificate principal balance is reduced to zero;

     twelfth, to the Class M-10 Certificates until the certificate principal balance is reduced to zero;

     thirteenth, to the Class M-11 Certificates until the certificate principal balance is reduced to zero;

     fourteenth, to the Class M-12 Certificates until the certificate principal balance is reduced to zero;

     fifteenth, to the Class B-1 Certificates until the certificate principal balance is reduced to zero; and

     sixteenth, to the Class B-2 Certificates until the certificate principal balance is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       19

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

II.  On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     first, concurrently, as follows:

(i)       the Group I Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

(ii)      the Group II Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero; and

     second, concurrently, as follows:

(i)       the Group I Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) above;

(ii)      the Group II Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) above; and

     third, to the Class M-1 Certificates, the Class M-1 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     seventh, to the Class M-5 Certificates, the Class M-5 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

     ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero tenth, the Class M-8 Certificates, the Class M-8 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     eleventh, to the Class M-9 Certificates, the Class M-9 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     twelfth, to the Class M-10 Certificates, the Class M-10 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     thirteenth, to the Class M-11 Certificates, the Class M-11 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     fourteenth, to the Class M-12 Certificates, the Class M-12 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     fifteenth, to the Class B-1 Certificates, the Class B-1 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero; and

     sixteenth, to the Class B-2 Certificates, the Class B-2 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero.

All principal distributions will be distributed pro-rata to the Class A-2
Sequential and Class A-2MZ Certificates. As long as all of the Mezzanine and
Class B Certificates have not been reduced to zero, all principal distributions to the Class A-2 Sequential Certificates will be paid first, to the Class A-2A
Certificates until the principal balance of the Class A-2A Certificates is reduced to zero, second, to the Class A-2B Certificates until the certificate principal balance of the Class A-2B Certificates is reduced to zero, third, to
Class A-2C Certificates until the certificate principal balance of the Class
A-2C Certificates is reduced to zero and then to the Class A-2D Certificates.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i)       to build or maintain the Overcollateralization Amount to the
          Overcollateralization Target Amount;

(ii)      to the Class A-2MZ Certificates, any Allocated Realized Loss Amounts;

(iii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iv)      to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(v)       to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(vi)      to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vii)     to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(viii)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(ix)      to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(x)       to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(xi)      to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xii)     to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xiii)    to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiv)     to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xv)      to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xvi)     to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvii)    to the Class M-8 Certificates, any Unpaid Interest Shortfall Amount;

(xviii)   to the Class M-8 Certificates, any Allocated Realized Loss Amount;

(xix)     to the Class M-9 Certificates, any Unpaid Interest Shortfall Amount;

(xx)      to the Class M-9 Certificates, any Allocated Realized Loss Amount;

(xxi)     to the Class M-10 Certificates, any Unpaid Interest Shortfall Amount;

(xxii)    to the Class M-10 Certificates, any Allocated Realized Loss Amount;

(xxiii)   to the Class M-11 Certificates, any Unpaid Interest Shortfall Amount;

(xxiv)    to the Class M-11 Certificates, any Allocated Realized Loss Amount;

(xxv)     to the Class M-12 Certificates, any Unpaid Interest Shortfall Amount;

(xxvi)    to the Class M-12 Certificates, any Allocated Realized Loss Amount;

(xxvii)   to the Class B-1 Certificates, any Unpaid Interest Shortfall Amount;

(xxviii)  to the Class B-1 Certificates, any Allocated Realized Loss Amount;

(xxix)    to the Class B-2 Certificates, any Unpaid Interest Shortfall Amount;

(xxx)     to the Class B-2 Certificates, any Allocated Realized Loss Amount;

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

(xxxi)    first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
          M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class
          M-12, Class B-1 and Class B-2 Certificates, in that order, any Net WAC
          Rate Carryover Amount for such class;

(xxxii)   to the Swap Provider, any Swap Termination Payment resulting from a
          Swap Provider Trigger Event; and

(xxxiii)  any remaining amounts as specified in the pooling and servicing agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SWAP PAYMENT DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, following the distribution of Excess Cashflow, payments from the Swap Account shall be distributed as follows:

     (i)  to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date;

     (ii) to the Swap Provider, any Swap Termination Payment owed to the Swap
          Provider not due to a Swap Provider trigger event pursuant to the Swap
          Agreement;

     (iii) to the Class A Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;

     (iv) to the Mezzanine and Class B Certificates, sequentially, any unpaid interest including any accrued unpaid interest from prior Distribution
          Dates;

     (v)  to each class of the Certificates, any principal in accordance with the principal payment provision described above in an amount necessary to maintain the applicable Overcollateralization Target Amount;

     (vi) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A, Mezzanine and Class B Certificates to
          such Certificates first, pro rata, to the Class A Certificates based on the remaining Net WAC Carryover Amount and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
          Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12,
          Class B-1 and Class B-2; and

     (vii) to the Class A-2MZ, Mezzanine and Class B Certificates, sequentially, any remaining Allocated Realized Loss Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

ACCRUED CERTIFICATE INTEREST:    Accrued Certificate Interest for each Class of
                                 Offered Certificates for each Distribution Date
                                 means an amount equal to the interest accrued
                                 during the related accrual period on the
                                 certificate principal balance of such class of
                                 Certificates, minus such class' interest
                                 percentage of shortfalls caused by the Relief
                                 Act or similar state laws for such Distribution
                                 Date.

ALLOCATED REALIZED LOSS          An Allocated Realized Loss Amount with respect
AMOUNT:                          to any class of the Class A-2MZ, Mezzanine or
                                 Class B Certificates on any Distribution Date
                                 is an amount equal to the sum of any Realized
                                 Losses allocated to that class of Certificates
                                 on such Distribution Date and any Allocated
                                 Realized Loss Amount for that class remaining
                                 unpaid from the previous Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION   The Class A Principal Distribution Amount is an
AMOUNT:                          amount equal to the sum of (i) the Group I
                                 Senior Principal Distribution Amount and (ii)
                                 the Group II Senior Principal Distribution
                                 Amount.

CLASS B-1 PRINCIPAL              The Class B-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into
                                 account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after
                                 taking into account the Class M-10 Principal
                                 Distribution Amount), the Class M-11
                                 Certificates (after taking into account the
                                 Class M-11 Principal Distribution Amount), the
                                 Class M-12 Certificates (after taking into
                                 account the Class M-12 Principal Distribution
                                 Amount) and the Class B-1 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 98.40% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.50% and (y) the sum of (i) the Cut-off
                                 Date Principal Balance and (ii) the original
                                 Pre-Funded Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       25

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL              The Class B-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into
                                 account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after
                                 taking into account the Class M-10 Principal
                                 Distribution Amount), the Class M-11
                                 Certificates (after taking into account the
                                 Class M-11 Principal Distribution Amount), the
                                 Class M-12 Certificates (after taking into
                                 account the Class M-12 Principal Distribution
                                 Amount), the Class B-1 Certificates (after
                                 taking into account the Class B-1 Principal
                                 Distribution Amount) and the Class B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 99.00% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

CLASS M-1 PRINCIPAL              The Class M-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount) and the Class M-1 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 62.40% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.50% and (y) sum of (i) the Cut-off Date
                                 Principal Balance and (ii) the original
                                 Pre-Funded Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       26

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-2 PRINCIPAL              The Class M-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount) and the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 69.10% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related period and (B)
                                 the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related
                                 collection period after giving effect to
                                 prepayments in the related prepayment period,
                                 minus the product of (x) 0.50% and (y) the sum
                                 of (i) the Cut-off Date Principal Balance and
                                 (ii) the original Pre-Funded Amounts.

CLASS M-3 PRINCIPAL              The Class M-3 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount) and
                                 the Class M-3 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 73.70% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

CLASS M-4 PRINCIPAL              The Class M-4 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount) and the Class M-4 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 76.90% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.50% and (y) the sum of (i) the Cut-off
                                 Date Principal Balance and (ii) the original
                                 Pre-Funded Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       27

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-5 PRINCIPAL              The Class M-5 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount) and the Class M-5
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 80.20% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

CLASS M-6 PRINCIPAL              The Class M-6 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount) and
                                 the Class M-6 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 83.00% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       28

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS M-7 PRINCIPAL              The Class M-7 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount) and the Class M-7 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 86.00% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.50% and (y) the sum of (i) the Cut-off
                                 Date Principal Balance and (ii) the original
                                 Pre-Funded Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       29

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-8 PRINCIPAL              The Class M-8 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount) and the Class M-8
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 88.30% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

CLASS M-9 PRINCIPAL              The Class M-9 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), and
                                 the Class M-9 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 90.30% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       30

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-10 PRINCIPAL             The Class M-10 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into
                                 account the Class M-9 Principal Distribution
                                 Amount) and the Class M-10 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 93.30% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.50% and (y) the sum of (i) the Cut-off
                                 Date Principal Balance and (ii) the original
                                 Pre-Funded Amounts.

CLASS M-11 PRINCIPAL             The Class M-11 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into
                                 account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after
                                 taking into account the Class M-10 Principal
                                 Distribution Amount) and the Class M-11
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 94.50% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       31

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-12 PRINCIPAL             The Class M-12 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into
                                 account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after
                                 taking into account the Class M-10 Principal
                                 Distribution Amount), the Class M-11
                                 Certificates (after taking into account the
                                 Class M-11 Principal Distribution Amount) and
                                 the Class M-12 Certificates immediately prior
                                 to such Distribution Date over (y) the lesser
                                 of (A) the product of (i) approximately 96.30%
                                 and (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

EXTRA PRINCIPAL DISTRIBUTION     The Extra Principal Distribution Amount with
AMOUNT:                          respect to any Distribution Date is the lesser
                                 of (x) the Excess Cashflow for such
                                 Distribution Date and (y) the
                                 Overcollateralization Deficiency Amount for
                                 such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       32

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

GROUP I ALLOCATION PERCENTAGE:   The Group I Allocation Percentage for any
                                 Distribution Date is the percentage equivalent
                                 of a fraction, the numerator of which is (i)
                                 the Group I Principal Remittance Amount for
                                 such Distribution Date, and the denominator of
                                 which is (ii) the Principal Remittance Amount
                                 for such Distribution Date.

GROUP I INTEREST REMITTANCE      The Group I Interest Remittance Amount with
AMOUNT:                          respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest
                                 received or advanced with respect to the Group
                                 I Mortgage Loans.

GROUP I PRINCIPAL REMITTANCE     The Group I Principal Remittance Amount means
AMOUNT:                          with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal
                                 collected or advanced on the Group I Mortgage
                                 Loans by the Servicer that were due during the
                                 related collection period and received by the
                                 Servicer on or prior to the related
                                 determination date, (ii) the principal portion
                                 of all partial and full principal prepayments
                                 of the Group I Mortgage Loans received by the
                                 Servicer during the related prepayment period,
                                 (iii) the principal portion of all related Net
                                 Liquidation Proceeds and Insurance Proceeds
                                 received during the related prepayment period
                                 with respect to the Group I Mortgage Loans,
                                 (iv) that portion of the Purchase Price,
                                 representing principal of any repurchased Group
                                 I Mortgage Loans, received during the related
                                 prepayment period (v) the principal portion of
                                 any related Substitution Adjustments received
                                 during the related prepayment period with
                                 respect to the Group I Mortgage Loans, and (vi)
                                 on the Distribution Date on which the Trust is
                                 to be terminated in accordance with the Pooling
                                 Agreement, that portion of the Termination
                                 Price, representing principal with respect to
                                 the Group I Mortgage Loans.

GROUP I SENIOR PRINCIPAL         The Group I Senior Principal Distribution
DISTRIBUTION AMOUNT:             Amount means as of any Distribution Date (i)
                                 before the Stepdown Date or as to which a
                                 Trigger Event is in effect, the Group I
                                 Allocation Percentage of the Principal
                                 Distribution Amount and (ii) on or after the
                                 Stepdown Date and as long as a Trigger Event is
                                 not in effect, the excess of (a) the
                                 certificate principal balance of the Class A-1
                                 Certificates immediately prior to such
                                 Distribution Date over (b) the lesser of (x)
                                 the product of (1) approximately 55.00% and (2)
                                 the aggregate Principal Balance of the Group I
                                 Mortgage Loans as of the last day of the
                                 related Collection Period after giving effect
                                 to prepayments in the related prepayment period
                                 and (y) the amount by which the aggregate
                                 Principal Balance of the Group I Mortgage Loans
                                 as of the last day of the related Collection
                                 Period after giving effect to prepayments in
                                 the related prepayment period exceeds the
                                 product of (1) 0.50% and (2) the aggregate
                                 Principal Balance of the Group I Mortgage Loans
                                 on the Cut-off Date and the Group I Pre-Funding
                                 Amounts.

GROUP II ALLOCATION              The Group II Allocation Percentage for any
PERCENTAGE:                      Distribution Date is the percentage equivalent
                                 of a fraction, the numerator of which is (i)
                                 the Group II Principal Remittance Amount for
                                 such Distribution Date, and the denominator of
                                 which is (ii) the Principal Remittance Amount
                                 for such Distribution Date.

GROUP II INTEREST REMITTANCE     The Group II Interest Remittance Amount with
AMOUNT:                          respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest
                                 received or advanced with respect to the Group
                                 II Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       33

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

GROUP II PRINCIPAL REMITTANCE    The Group II Principal Remittance Amount means
AMOUNT:                          with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal
                                 collected or advanced on the Group II Mortgage
                                 Loans by the Servicer that were due during the
                                 related collection period and received by the
                                 Servicer on or prior to the related
                                 determination date, (ii) the principal portion
                                 of all partial and full principal prepayments
                                 of the Group II Mortgage Loans received by the
                                 Servicer during the related prepayment period,
                                 (iii) the principal portion of all related Net
                                 Liquidation Proceeds and Insurance Proceeds
                                 received during the related prepayment period
                                 with respect to the Group II Mortgage Loans,
                                 (iv) that portion of the Purchase Price,
                                 representing principal of any repurchased Group
                                 II Mortgage Loans, received during the related
                                 prepayment period (v) the principal portion of
                                 any related Substitution Adjustments received
                                 during the related prepayment period with
                                 respect to the Group II Mortgage Loans, and
                                 (vi) on the Distribution Date on which the
                                 Trust is to be terminated in accordance with
                                 the Pooling Agreement, that portion of the
                                 Termination Price, representing principal with
                                 respect to the Group II Mortgage Loans.

GROUP II SENIOR PRINCIPAL        The Group II Senior Principal Distribution
DISTRIBUTION AMOUNT:             Amount means as of any Distribution Date (i)
                                 before the Stepdown Date or as to which a
                                 Trigger Event is in effect, the Group II
                                 Allocation Percentage of the Principal
                                 Distribution Amount and (ii) on or after the
                                 Stepdown Date and as long as a Trigger Event is
                                 not in effect, the excess of (a) the
                                 certificate principal balance of the Class A-2
                                 Certificates immediately prior to such
                                 Distribution Date over (b) the lesser of (x)
                                 the product of (1) approximately 55.00% and (2)
                                 the aggregate Principal Balance of the Group II
                                 Mortgage Loans as of the last day of the
                                 related Collection Period after giving effect
                                 to prepayments in the related prepayment period
                                 and (y) the amount by which the aggregate
                                 Principal Balance of the Group II Mortgage
                                 Loans as of the last day of the related
                                 Collection Period after giving effect to
                                 prepayments in the related prepayment period
                                 exceeds the product of (1) 0.50% and (2) the
                                 aggregate Principal Balance of the Group II
                                 Mortgage Loans on the Cut-off Date and the
                                 Group II Pre-Funding Amounts.

PRINCIPAL DISTRIBUTION AMOUNT:   The Principal Distribution Amount is the sum of
                                 (i) the Principal Remittance Amount (minus the
                                 Overcollateralization Release Amount, if any)
                                 and (ii) the Extra Principal Distribution
                                 Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:     The Principal Remittance Amount is the sum of
                                 the Group I Principal Remittance Amount and the
                                 Group II Principal Remittance Amount.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       34

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

REALIZED LOSSES:                 A Realized Loss is (i) as to any Mortgage Loan
                                 that is liquidated, the unpaid principal
                                 balance thereof less the net proceeds from the
                                 liquidation of, and any insurance proceeds
                                 from, such Mortgage Loan and the related
                                 mortgaged property which are applied to the
                                 principal balance of such Mortgage Loan, (ii)
                                 to the extent of the amount of any reduction of
                                 principal balance by a bankruptcy court of the
                                 mortgaged property at less than the amount of
                                 the Mortgage Loan and (iii) a reduction in the
                                 principal balance of a Mortgage Loan resulting
                                 from a modification by the Servicer.

                                 All Realized Losses on the Mortgage Loans will
                                 be allocated on each Distribution Date, first
                                 to the Excess Cashflow, second in reduction of
                                 the Overcollateralization Amount, third to the
                                 Class B-2 Certificates, fourth to the Class B-1
                                 Certificates, fifth to the Class M-12
                                 Certificates, sixth to the Class M-11
                                 Certificates, seventh to the Class M-10
                                 Certificates, eighth to the Class M-9
                                 Certificates, ninth to the M-8 Certificates,
                                 tenth to the Class M-7 Certificates, eleventh
                                 to the M-6 Certificates, twelfth to the Class
                                 M-5 Certificates, thirteenth to the Class M-4
                                 Certificates, fourteenth to the Class M-3
                                 Certificates, fifteenth to the Class M-2
                                 Certificates, sixteenth to the Class M-1
                                 Certificates and seventeenth any losses related
                                 to the Group II Mortgage Loans to the Class
                                 A-2MZ Certificates. An allocation of any
                                 Realized Losses to a Mezzanine and Class B
                                 Certificate on any Distribution Date will be
                                 made by reducing the Certificate principal
                                 balance thereof, after taking into account all
                                 distributions made thereon on such Distribution
                                 Date. Realized Losses will not be allocated to
                                 the Class A-1 and the Class A-2 Sequential
                                 Certificates. However it is possible that under
                                 certain loss scenarios there will not be enough
                                 principal and interest on the Mortgage Loans to
                                 pay the Class A-1 and the Class A-2 Sequential
                                 Certificates all interest and principal amounts
                                 to which such Certificates are then entitled.

SWAP PROVIDER TRIGGER EVENT:     A Swap Termination Payment that is triggered
                                 upon: (i) an Event of Default under the
                                 Interest Rate Swap Agreement with respect to
                                 which the Swap Provider is a Defaulting Party
                                 (as defined in the Interest Rate Swap
                                 Agreement), (ii) a Termination Event under the
                                 Interest Rate Swap Agreement with respect to
                                 which the Swap Provider is the sole Affected
                                 Party (as defined in the Interest Rate Swap
                                 Agreement) or (iii) an Additional Termination
                                 Event under the Interest Rate Swap Agreement
                                 with respect to which the Swap Provider is the
                                 sole Affected Party.

UNPAID INTEREST SHORTFALL        The Unpaid Interest Shortfall Amount means (i)
AMOUNT:                          for each class of Offered Certificates and the
                                 first Distribution Date, zero, and (ii) with
                                 respect to each class of Offered Certificates
                                 and any Distribution Date after the first
                                 Distribution Date, the amount, if any, by which
                                 (a) the sum of (1) Accrued Certificate Interest
                                 for such class for the immediately preceding
                                 Distribution Date and (2) the outstanding
                                 Unpaid Interest Shortfall Amount, if any, for
                                 such class for such preceding Distribution Date
                                 exceeds (b) the aggregate amount distributed on
                                 such class in respect of interest on such
                                 preceding Distribution Date, plus interest on
                                 the amount of interest due but not paid on the
                                 Certificates of such class on such preceding
                                 Distribution Date, to the extent permitted by
                                 law, at the Pass-Through Rate for such class
                                 for the related accrual period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       35

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   TO MATURITY
--------------------------------------------------------------------------------

CLASS A-1 (TO MATURITY)

-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           19.90        4.81         3.38         2.56         1.96         1.44         1.27
First Principal Date       10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005
Last Principal Date         6/25/2035    2/25/2031    3/25/2024    6/25/2020    4/25/2017    8/25/2008    3/25/2008
Principal Windows (mos.)    1 to 357     1 to 305     1 to 222     1 TO 177     1 to 139      1 to 35      1 to 30

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     TO CALL
--------------------------------------------------------------------------------

CLASS A-1 (TO CALL)

-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
-------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           19.90        4.53         3.15         2.39         1.83         1.44         1.27
First Principal Date       10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005
Last Principal Date         6/25/2035    9/25/2018    6/25/2014    3/25/2012   10/25/2010    8/25/2008    3/25/2008
Principal Windows (mos.)    1 to 357     1 to 156     1 to 105      1 TO 78      1 to 61      1 to 35     1 to 30

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       36

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------
                  NET WAC CAP SCHEDULE
                 CLASS A-1 CERTIFICATES
--------------------------------------------------------
                      NET WAC   NET WAC    EFFECTIVE NET
PERIOD    PAY DATE    RATE(1)   RATE(2)   WAC RATE(2)(3)
--------------------------------------------------------
   1     10/25/2005    7.49%      7.90%       22.86%
   2     11/25/2005    6.09%      6.37%       21.40%
   3     12/25/2005    6.17%      6.58%       21.41%
   4      1/25/2006    6.09%      6.37%       21.24%
   5      2/25/2006    6.09%      6.37%       21.14%
   6      3/25/2006    6.37%      7.05%       21.31%
   7      4/25/2006    6.09%      6.36%       20.91%
   8      5/25/2006    6.18%      6.57%       20.86%
   9      6/25/2006    6.10%      6.36%       20.63%
  10      7/25/2006    6.19%      6.57%       20.56%
  11      8/25/2006    6.10%      6.36%       20.31%
  12      9/25/2006    6.10%      6.36%       20.14%
  13     10/25/2006    6.20%      6.57%       20.05%
  14     11/25/2006    6.11%      6.36%       19.76%
  15     12/25/2006    6.21%      6.57%       19.65%
  16      1/25/2007    6.12%      6.36%       19.34%
  17      2/25/2007    6.13%      6.36%       19.12%
  18      3/25/2007    6.47%      7.05%       19.22%
  19      4/25/2007    6.14%      6.37%       18.64%
  20      5/25/2007    6.25%      6.58%       18.50%
  21      6/25/2007    6.15%      6.37%       18.13%
  22      7/25/2007    8.59%      8.68%       11.70%
  23      8/25/2007    8.34%      8.39%       11.42%
  24      9/25/2007    8.34%      8.39%       11.39%
  25     10/25/2007    8.59%      8.67%       11.61%
  26     11/25/2007    8.33%      8.39%       11.33%
  27     12/25/2007    8.59%      8.66%       11.55%
  28      1/25/2008    8.79%      9.07%       11.95%
  29      2/25/2008    8.79%      9.06%       11.92%
  30      3/25/2008    9.34%      9.68%       12.47%
  31      4/25/2008    8.78%      9.05%       11.86%
  32      5/25/2008    9.05%      9.35%       12.11%
  33      6/25/2008    8.81%      9.08%       11.80%
  34      7/25/2008    9.15%     10.13%       12.65%
  35      8/25/2008    8.87%      9.80%       12.33%
  36      9/25/2008    8.86%      9.79%       12.30%
  37     10/25/2008    9.14%     10.11%       12.58%
  38     11/25/2008    8.86%      9.78%       12.25%
  39     12/25/2008    9.14%     10.12%       12.55%
  40      1/25/2009    8.88%     10.46%       12.90%
  41      2/25/2009    8.87%     10.45%       12.87%
  42      3/25/2009    9.75%     11.56%       13.90%
  43      4/25/2009    8.86%     10.43%       12.82%
  44      5/25/2009    9.13%     10.77%       13.12%
  45      6/25/2009    8.86%     10.43%       12.79%
  46      7/25/2009    9.13%     11.17%       13.49%
  47      8/25/2009    8.85%     10.80%       13.13%
  48      9/25/2009    8.84%     10.79%       13.10%
  49     10/25/2009    9.12%     11.13%       13.41%
  50     11/25/2009    8.84%     10.76%       13.05%
  51     12/25/2009    9.17%     11.13%       11.13%
  52      1/25/2010    8.87%     10.77%       10.77%
  53      2/25/2010    8.86%     10.76%       10.76%
  54      3/25/2010    9.81%     11.90%       11.90%
  55      4/25/2010    8.85%     10.74%       10.74%
  56      5/25/2010    9.14%     11.08%       11.08%
  57      6/25/2010    8.84%     10.72%       10.72%
  58      7/25/2010    9.28%     11.25%       11.25%
  59      8/25/2010    8.98%     10.87%       10.87%
  60      9/25/2010    8.97%     10.86%       10.86%
  61     10/25/2010    9.27%     11.21%       11.21%
  62     11/25/2010    8.96%     10.83%       10.83%
  63     12/25/2010    9.25%     11.18%       11.18%
  64      1/25/2011    8.96%     10.85%       10.85%
  65      2/25/2011    8.96%     10.84%       10.84%
  66      3/25/2011    9.91%     11.98%       11.98%
  67      4/25/2011    8.95%     10.81%       10.81%
  68      5/25/2011    9.24%     11.16%       11.16%
  69      6/25/2011    8.93%     10.78%       10.78%
  70      7/25/2011    9.23%     11.16%       11.16%
  71      8/25/2011    8.92%     10.78%       10.78%
  72      9/25/2011    8.92%     10.77%       10.77%
  73     10/25/2011    9.21%     11.11%       11.11%
  74     11/25/2011    8.90%     10.74%       10.74%
  75     12/25/2011    9.20%     11.09%       11.09%
  76      1/25/2012    8.89%     10.73%       10.73%
  77      2/25/2012    8.89%     10.72%       10.72%
  78      3/25/2012    9.49%     11.44%       11.44%
--------------------------------------------------------

(1)  Assumes 6-month LIBOR at 4.05813%, and is run at the pricing speed to call.

(2)  Assumes the 6-month LIBOR is instantaneously increased to a rate of 20.00%
     and is run at the pricing speed to call.

(3)  Assumes the 1-month LIBOR is instantaneously increased to a rate of 20.00%, run at the pricing speed to call and payments are received from the Swap
     Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       37

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------
PERIOD   DISTRIBUTION DATE   NOTIONAL SCHEDULE ($)
--------------------------------------------------
   1         10/25/2005           956,617,152
   2         11/25/2005           945,530,873
   3         12/25/2005           932,503,991
   4          1/25/2006           917,036,828
   5          2/25/2006           900,231,515
   6          3/25/2006           881,605,476
   7          4/25/2006           861,224,675
   8          5/25/2006           839,270,433
   9          6/25/2006           816,375,820
  10          7/25/2006           792,600,396
  11          8/25/2006           768,010,592
  12          9/25/2006           742,679,314
  13         10/25/2006           716,685,474
  14         11/25/2006           690,113,462
  15         12/25/2006           663,052,551
  16          1/25/2007           635,596,247
  17          2/25/2007           607,841,576
  18          3/25/2007           579,888,335
  19          4/25/2007           551,838,289
  20          5/25/2007           523,794,338
  21          6/25/2007           495,832,102
  22          7/25/2007           124,467,578
  23          8/25/2007           119,203,168
  24          9/25/2007           114,176,482
  25         10/25/2007           109,375,999
  26         11/25/2007           104,790,801
  27         12/25/2007           100,410,525
  28          1/25/2008            96,225,344
  29          2/25/2008            92,225,935
  30          3/25/2008            88,403,452
  31          4/25/2008            84,749,497
  32          5/25/2008            81,256,102
  33          6/25/2008            76,726,437
  34          7/25/2008            69,432,959
  35          8/25/2008            66,699,141
  36          9/25/2008            64,078,268
  37         10/25/2008            61,565,370
  38         11/25/2008            59,155,713
  39         12/25/2008            56,726,731
  40          1/25/2009            54,517,333
  41          2/25/2009            52,397,837
  42          3/25/2009            50,364,360
  43          4/25/2009            48,413,201
  44          5/25/2009            46,540,826
  45          6/25/2009            44,743,866
  46          7/25/2009            43,019,107
  47          8/25/2009            41,363,478
  48          9/25/2009            39,774,053
  49         10/25/2009            38,248,035
  50         11/25/2009            36,782,754
--------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       38

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$235,900,000 (APPROXIMATE)
--------------------------------------------------------------------------------

----------------------------------------------------
           STATIC     FORWARD     FORWARD   FORWARD
PERIOD   XS SPREAD   XS SPREAD   1M LIBOR   6M LIBOR
----------------------------------------------------
   1        273         273      3.81875%   4.05813%
   2        195         195      3.90650%   4.12220%
   3        197         196      4.02260%   4.17760%
   4        195         194      4.05950%   4.21720%
   5        195         193      4.16860%   4.25790%
   6        201         198      4.19480%   4.27220%
   7        194         192      4.17160%   4.29170%
   8        196         193      4.24470%   4.31220%
   9        194         190      4.25420%   4.32200%
  10        196         191      4.28670%   4.33400%
  11        193         189      4.25890%   4.34540%
  12        193         187      4.30820%   4.36330%
  13        196         190      4.28490%   4.37510%
  14        193         186      4.30690%   4.39670%
  15        196         188      4.32610%   4.41620%
  16        192         184      4.34680%   4.43660%
  17        192         183      4.36740%   4.45680%
  18        204         193      4.38580%   4.47610%
  19        192         180      4.40620%   4.49680%
  20        196         183      4.42530%   4.49410%
  21        191         177      4.44410%   4.48960%
  22        433         381      4.46320%   4.48310%
  23        420         365      4.48200%   4.47450%
  24        419         362      4.50110%   4.46450%
  25        429         384      4.38920%   4.45070%
  26        416         368      4.39770%   4.45860%
  27        427         380      4.40590%   4.46660%
  28        464         433      4.41400%   4.47490%
  29        463         431      4.42150%   4.48180%
  30        486         457      4.42940%   4.48940%
  31        460         427      4.43710%   4.49680%
  32        471         439      4.44380%   4.49010%
  33        459         424      4.45180%   4.48260%
  34        476         452      4.45850%   4.47340%
  35        461         436      4.46550%   4.46460%
  36        460         433      4.47250%   4.45460%
  37        471         453      4.39510%   4.44260%
  38        464         443      4.39870%   4.44510%
  39        479         460      4.40060%   4.44800%
  40        469         446      4.40320%   4.44990%
  41        469         446      4.40590%   4.45180%
  42        507         489      4.40720%   4.45440%
  43        470         446      4.41010%   4.45780%
  44        483         461      4.41200%   4.48460%
  45        470         447      4.41430%   4.51520%
  46        483         468      4.41600%   4.54390%
  47        470         453      4.41880%   4.57490%
  48        470         452      4.43010%   4.60900%
  49        483         454      4.57750%   4.63840%
  50        470         438      4.58500%   4.64530%
  51        489         448      4.59130%   4.65210%
  52        475         438      4.59790%   4.65810%
  53        475         437      4.60440%   4.66400%
  54        518         488      4.60950%   4.67050%
  55        475         436      4.61630%   4.67670%
  56        489         452      4.62280%   4.67670%
  57        475         435      4.62850%   4.67690%
  58        505         469      4.63350%   4.67630%
  59        491         452      4.63980%   4.67670%
  60        491         451      4.64410%   4.67510%
  61        505         471      4.61740%   4.67290%
  62        491         453      4.62210%   4.67850%
  63        505         470      4.62600%   4.68140%
  64        492         455      4.63110%   4.68530%
  65        492         454      4.63470%   4.68930%
  66        535         505      4.63730%   4.69250%
  67        492         453      4.64290%   4.69680%
  68        507         470      4.64550%   4.70980%
  69        493         453      4.64910%   4.72170%
  70        508         474      4.65210%   4.73330%
  71        494         457      4.65570%   4.74650%
  72        494         457      4.65900%   4.75870%
  73        508         474      4.65900%   4.75870%
  74        495         457      4.65900%   4.75870%
  75        509         474      4.65900%   4.75870%
  76        496         460      4.65900%   4.75870%
  77        496         460      4.65900%   4.75870%
  78        525         494      4.65900%   4.75870%
----------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       39

                      [BANC OF AMERICA SECURITIES(TM) LOGO]
--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET
$752,436,000 (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
Certificates: A-2A, A-2B, A-2C, A-2D, A-2MZ, M-1, M-2, M-3, M-4, M-5, M-6, M-7,
M-8, M-9, M-10, M-11 & M-12

ASSET BACKED FUNDING CORPORATION
Depositor

WMC MORTGAGE CORPORATION
Originator

HOMEQ SERVICING CORPORATION
Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager

SEPTEMBER 21, 2005

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared Banc of America Securities LLC
(the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in t material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directo partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have l or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This mater may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registrat statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in t material is current as of the date appearing on this material only. Information in this material regarding any assets backing securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

o    SUMMARY OF CERTIFICATES                                              PP. 3

o    IMPORTANT DATES AND CONTACTS                                         PP. 4

o    SUMMARY OF TERMS                                                     PP. 6

o    CREDIT ENHANCEMENT                                                   PP. 8

o    PASS-THROUGH RATES                                                   PP. 10

o    TRIGGER EVENTS                                                       PP. 13

o    INTEREST AND PRINCIPAL DISTRIBUTIONS                                 PP. 16

o    DEFINITIONS                                                          PP. 22

o    BOND SUMMARY                                                         PP. 32

o    CAP SCHEDULES                                                        PP. 38

ANNEX A

COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING ABFC 2005-WMC1 ANNEX A

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared Banc of America Securities LLC
(the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in t material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directo partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have l or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This mater may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registrat statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in t material is current as of the date appearing on this material only. Information in this material regarding any assets backing securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                   SUMMARY OF CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Expected
                                                                                     INITIAL
           Expected                             Expected          Expected            Credit        Expected Ratings
         Approximate   Interest   Principal    WAL (yrs)      Principal Window     Enhancement   ----------------------
 Class   Size ($)(1)     Type       Type        CALL/MAT       (mos) CALL/MAT       Percentage   MOODY'S   FITCH   S&P
-----------------------------------------------------------------------------------------------------------------------

A-1(2)   235,900,000   Floating      Sen                     NOT OFFERED HEREBY                    Aaa      AAA     AAA
-----------------------------------------------------------------------------------------------------------------------
 A-2A    216,231,000   Floating    Sen Seq    1.00 / 1.00     1 to 21 / 1 to 21     30.25%(4)      AAA      AAA     AAA
 A-2B     86,365,000   Floating    Sen Seq    2.00 / 2.00    21 to 28 / 21 to 28    30.25%(4)      AAA      AAA     AAA
 A-2C    141,576,000   Floating    Sen Seq    3.45 / 3.45    28 to 69 / 28 to 69    30.25%(4)      AAA      AAA     AAA
 A-2D     45,876,000   Floating    Sen Seq    6.40 / 8.28   69 to 78 / 69 to 176    30.25%(4)      AAA      AAA     AAA
 A-2MZ    54,450,000   Floating    Sen Mezz   2.39 / 2.56    1 to 78 / 1 to 176     22.50%         AAA      AAA     AAA
  M-1     37,257,000   Floating      Mezz     4.67 / 5.14   42 to 78 / 42 to 150    18.80%         Aa1      AA+     AA+
  M-2     33,734,000   Floating      Mezz     4.61 / 5.07   41 to 78 / 41 to 143    15.45%         Aa2      AA+     AA+
  M-3     23,160,000   Floating      Mezz     4.58 / 5.02   40 to 78 / 40 to 137    13.15%         Aa3       AA     AA
  M-4     16,111,000   Floating      Mezz     4.56 / 4.99   39 to 78 / 39 to 131    11.55%          A1       AA     AA
  M-5     16,615,000   Floating      Mezz     4.55 / 4.96   39 to 78 / 39 to 127     9.90%          A2      AA-     AA-
  M-6     14,098,000   Floating      Mezz     4.54 / 4.93   38 to 78 / 38 to 122     8.50%          A3       A+     A+
  M-7     15,104,000   Floating      Mezz     4.53 / 4.89   38 to 78 / 38 to 117     7.00%         Baa1      A      A+
  M-8     11,580,000   Floating      Mezz     4.53 / 4.85   38 to 78 / 38 to 111     5.85%         Baa2      A-      A
  M-9     10,070,000   Floating      Mezz     4.52 / 4.80   37 to 78 / 37 to 105     4.85%         Baa3     BBB+    A-
 M-10     15,104,000   Floating      Mezz     4.51 / 4.71    37 to 78 / 37 to 99     3.35%          NR       NR    BBB+
 M-11      6,042,000   Floating      Mezz     4.51 / 4.60    37 to 78 / 37 to 87     2.75%          NR       NR     BBB
 M-12      9,063,000   Floating      Mezz     4.45 / 4.46    37 to 78 / 37 to 81     1.85%          NR       NR    BBB-
-----------------------------------------------------------------------------------------------------------------------
B-1(3)    10,573,000   Floating      Sub                     NOT OFFERED HEREBY                     NR       NR     BB+
-----------------------------------------------------------------------------------------------------------------------
B-2(3)     3,021,000   Floating      Sub                     NOT OFFERED HEREBY                     NR       NR     BB
-----------------------------------------------------------------------------------------------------------------------

(1)  The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)  The Class A-1 Certificates will be offered pursuant to the prospectus, but are excluded from this term sheet.

(3)  The Class B-1 and Class B-2 Certificates will be privately offered, but are excluded from this term sheet.

(4)  Including credit enhancement provided by the Class A-2MZ Certificates as a percentage of the Group II Mortgage Loans.

--------------------------------------------------------------------------------
STRUCTURE:

(1)  The Class A-1 Certificates are backed primarily by the cash flow from the
     Group I Mortgage Loans. The Class A-2A, Class A-2B, Class A-2C, Class A-2D
     and Class A-2MZ Certificates are backed primarily by the cash flow from the
     Group II Mortgage Loans. The Mezzanine and Class B Certificates are backed by the cash flows from all the Mortgage Loans.

(2)  The margins on the Class A Certificates will double and the margins on the
     Mezzanine and Class B Certificates will increase to 1.5x their original margins after the Optional Termination Date.

(3)  The Offered Certificates will be subject to the related Net WAC Rate as described herein.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared Banc of America Securities LLC
(the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in t material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directo partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have l or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This mater may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registrat statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in t material is current as of the date appearing on this material only. Information in this material regarding any assets backing securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------
ADJUSTABLE-RATE       100% ARM PPC
MORTGAGE LOANS
                      100% ARM PPC assumes that prepayments start at 4% CPR
                      in month one, increase by approximately 1.348% each
                      month to 35% CPR in month twenty-four, and remain at 35%
                      CPR thereafter.
--------------------------------------------------------------------------------
FIXED-RATE MORTGAGE   100% FRM PPC
LOANS
                      100% FRM PPC assumes that prepayments start at 2.3% CPR
                      in month one, increase by 2.3% each month to 23% CPR in
                      month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SUMMARY OF IMPORTANT DATES
--------------------------------------------------------------------------------
DEAL INFORMATION
Expected Pricing         Week of September 19, 2005
Expected Settlement      September 30, 2005
First Distribution       October 25, 2005
Expected Stepdown        October 25, 2008

COLLATERAL INFORMATION
Cut-off Date             September 1, 2005

BOND INFORMATION

                             Initial                                  Expected            REMIC
                             Accrual                    Delay      Last Scheduled       Maturity
Class       Dated Date         Days    Accrual Method    Days   Distribution Date(1)    Date (2)
--------------------------------------------------------------------------------------------------
 A-1    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
--------------------------------------------------------------------------------------------------

A-2A    September 30, 2005      0          Act/360        0       November 25, 2024    August 2035
A-2B    September 30, 2005      0          Act/360        0       December 25, 2028    August 2035
A-2C    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
A-2D    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
A-2MZ   September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
 M-1    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
 M-2    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
 M-3    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
 M-4    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
 M-5    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
 M-6    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
 M-7    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
 M-8    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
 M-9    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
M-10    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
M-11    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
M-12    September 30, 2005      0          Act/360        0         June 25, 2035      August 2035
--------------------------------------------------------------------------------------------------
 B-1    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
 B-2    September 30, 2005                      NOT OFFERED HEREBY                     August 2035
--------------------------------------------------------------------------------------------------

(1)The Expected Last Scheduled Distribution Date has been calculated on the basis of the modeling assumptions and the assumption that there are no prepayments.

(2)The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage with the latest maturity date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE       Tel: (212) 847-5095
                                 Fax: (212) 847-5143

Patrick Beranek                  patrick.beranek@bankofamerica.com
Charlene Balfour                 charlene.c.balfour@bankofamerica.com

PRINCIPAL FINANCE GROUP          Fax: (212) 847-5040

Chris Schiavone                  Tel: (212) 933-2794
                                 chris.schiavone@bankofamerica.com
Scott Shultz                     Tel: (704) 387-6040
                                 scott.m.shultz@bankofamerica.com
Rajneesh Salhotra                Tel: (212) 847-5434
                                 rajneesh.salhotra@bankofamerica.com
Shaun Ahmad                      Tel: (704) 387-2658
                                 shaun.ahmad@bankofamerica.com
Pauwla Rumli                     Tel: (212) 583-8447
                                 pauwla.rumli@bankofamerica.com
Wilder Harvard                   Tel: (212) 847-6032

                                 wilder.harvard@bankofamerica.com

RATING AGENCIES

Amita Shrivastava - Moody's      (201) 915-8730
Wen Hsu - Fitch                  (212) 908-0633
Keith Smith- S&P                 (212) 438-1643
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TITLE OF SECURITIES:             Asset Backed Funding Corporation
                                 Asset Backed Certificates, Series 2005-WMC1
                                 (the "Trust").

CLASS A CERTIFICATES:            The Class A-1 Certificates and Class A-2
                                 Certificates.

CLASS A-2 SEQUENTIAL             The Class A-2A, Class A-2B, Class A-2C and
CERTIFICATES:                    Class A-2D Certificates.

                                 As long as all of the Mezzanine and Class B
                                 Certificates have not been reduced to zero,
                                 principal distributions to the Class A-2
                                 Sequential shall be paid first, to the Class
                                 A-2A Certificates until the certificate
                                 principal balance of the Class A-2A
                                 Certificates is reduced to zero, second, to the
                                 Class A-2B Certificates until the certificate
                                 principal balance of the Class A-2B
                                 Certificates is reduced to zero, third, to
                                 Class A-2C Certificates until the certificate
                                 principal balance of the Class A-2C
                                 Certificates is reduced to zero and then to the
                                 Class A-2D Certificates until the certificate
                                 principal balance of the Class A-2D Certificate
                                 is reduced to zero. After all of the Mezzanine
                                 and Class B Certificates have been reduced to
                                 zero, principal will be distributed to the
                                 Class A-2 Sequential Certificates on a pro rata
                                 basis based on the certificate principal
                                 balances of each such class.

CLASS A-2 CERTIFICATES:          The Class A-2 Sequential and Class A-2MZ
                                 Certificates. All principal distributions to
                                 the Class A-2 Certificates will be distributed
                                 pro-rata to the Class A-2 Sequential and Class
                                 A-2MZ Certificates.

MEZZANINE CERTIFICATES:          The Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6, Class M-7, Class M-8,
                                 Class M-9, Class M-10, Class M-11 and Class
                                 M-12 Certificates.

CLASS B CERTIFICATES:            Class B-1 and Class B-2 Certificates.

OFFERING TYPE:                   All the Certificates other than the Class B
                                 Certificates will be offered publicly pursuant
                                 to a Prospectus. The Class A-1 and Class B
                                 Certificates are not offered hereby.

DEPOSITOR:                       Asset Backed Funding Corporation.

ORIGINATORS:                     WMC Mortgage Corporation ("WMC").

SERVICER:                        HomEq Servicing Corporation.

SWAP PROVIDER:                   TBD.

TRUSTEE:                         Wells Fargo Bank, N.A.

CREDIT RISK MANAGER:             The Murrayhill Company.

LEAD MANAGER AND BOOKRUNNER:     Banc of America Securities LLC.

CLOSING DATE:                    On or about September 30, 2005.

TAX STATUS:                      The Offered Certificates will be designated as
                                 regular interests in one or more REMICs and, as
                                 such, will be treated as debt instruments of a
                                 REMIC for federal income tax purposes.

ERISA ELIGIBILITY:               It is expected that the Class A and Mezzanine
                                 Certificates will be eligible for purchase by
                                 plans that meet the requirements of an
                                 investor-based exemption.

SMMEA ELIGIBILITY:               The Offered Certificates are not expected to
                                 constitute "mortgage related securities" for
                                 purposes of SMMEA.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

DISTRIBUTION DATES:              The 25th of each month, or if such day is not a
                                 business day, the next succeeding business day,
                                 beginning in October 2005.

ACCRUED INTEREST:                The price to be paid by investors for the
                                 Offered Certificates will not include accrued
                                 interest (settle flat).

DAY COUNT:                       With respect to the Offered Certificates,
                                 Actual/360.

PAYMENT DELAY:                   With respect to the Offered Certificates, 0
                                 days.

SERVICING FEE RATE:              Approximately 0.50% per annum on the aggregate
                                 principal balance of the Mortgage Loans.

CREDIT RISK MANAGER FEE RATE:    Approximately 0.0150% per annum on the
                                 aggregate principal balance of the Mortgage
                                 Loans.

CUT-OFF DATE:                    For each Mortgage Loan in the mortgage pool on
                                 the Closing Date, the close of business on
                                 September 1, 2005. For each Mortgage Loan
                                 subsequently acquired by the trust with funds
                                 from the Pre-Funding Accounts, the later of (i)
                                 the origination date or (ii) the first day of
                                 the month in which such loan was acquired.

INITIAL MORTGAGE LOANS:          As of the Cut-off Date, the aggregate principal
                                 balance of the Initial Mortgage Loans was
                                 approximately $904,826,684, of which: (i)
                                 approximately $273,512,842 consists of a pool
                                 of conforming balance fixed-rate and
                                 adjustable-rate first and second lien Mortgage
                                 Loans (the "Group I Initial Mortgage Loans")
                                 and (ii) approximately $631,313,842 consists of
                                 a pool of conforming and non-conforming balance
                                 fixed-rate and adjustable-rate first and second
                                 lien Mortgage Loans (the "Group II Initial
                                 Mortgage Loans"; and together with the Group I
                                 Initial Mortgage Loans, the "Initial Mortgage
                                 Loans"). SEE THE ACCOMPANYING ABFC 2005-WMC1
                                 COLLATERAL ANNEX FOR ADDITIONAL INFORMATION ON
                                 THE INITIAL MORTGAGE LOANS.

GROUP I PRE-FUNDING AMOUNT:      A Group I Pre-Funding Account will be
                                 established on the Closing Date into which
                                 approximately $30,874,705 will be deposited
                                 (the "Group I Pre-Funded Amount"). These funds
                                 will be used to purchase subsequent conforming
                                 balance fixed rate and adjustable rate Mortgage
                                 Loans for deposit in Loan Group I, together
                                 with the Group I Initial Mortgage Loans, the
                                 "Group I Mortgage Loans". On or prior to
                                 October 31, 2005 (the "Pre-Funding Period"),
                                 the amounts on deposit in the Group I
                                 Pre-Funding Account will be used to purchase
                                 subsequent Mortgage Loans (to the extent
                                 available) having similar characteristics as
                                 the Group I Initial Mortgage Loans (with any
                                 unused portion of the Group I Pre-Funded Amount
                                 to be distributed as principal to the Class A-1
                                 Certificates); provided however to the extent
                                 that any Group 1 subsequent Mortgage Loans are
                                 available on or before the Closing Date, the
                                 Depositor will deposit such loans in the Trust
                                 on the Closing Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

GROUP II PRE-FUNDING AMOUNT:     A Group II Pre-Funding Account (together with
                                 the Group I Pre-Funding Account, the
                                 "Pre-Funding Accounts") will be established on
                                 the Closing Date into which approximately
                                 $71,264,034 will be deposited (the "Group II
                                 Pre-Funded Amount"). These funds will be used
                                 to purchase subsequent conforming and
                                 non-conforming fixed rate and adjustable rate
                                 Mortgage Loans for deposit in Loan Group II,
                                 together with the Group II Initial Mortgage
                                 Loans, the "Group II Mortgage Loans" and
                                 together with the Group I Mortgage Loans, the
                                 "Mortgage Loans". During the Pre-Funding
                                 Period, the amounts on deposit in the Group II
                                 Account will be used to purchase subsequent
                                 Mortgage Loans (to the extent available) having
                                 similar characteristics as the Group II Initial
                                 Mortgage Loans (with any unused portion of the
                                 Group II Pre-Funded Amount to be distributed as
                                 principal to the Class A-2 Certificates);
                                 provided however to the extent that any Group
                                 II subsequent Mortgage Loans are available on
                                 or before the Closing Date, the Depositor will
                                 deposit such loans in the Trust on the Closing
                                 Date.

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION DATE:       The first Distribution Date on which the
                                 aggregate principal balance of the Mortgage
                                 Loans declines to 10% or less of the sum of (i)
                                 the aggregate principal balance of the Initial
                                 Mortgage Loans as of the Cut-off Date ("Cut-off
                                 Date Principal Balance"), (ii) the original
                                 Group I Pre-Funded Amount and (iii) the
                                 original Group II Pre-Funded Amount.

MONTHLY SERVICER ADVANCES:       The Servicer will be obligated to advance its
                                 own funds in an amount equal to the aggregate
                                 of all payments of principal and interest (net
                                 of any Servicing Fees) that were due during the
                                 related period on the Mortgage Loans. Advances
                                 are required to be made only to the extent they
                                 are deemed by the Servicer to be recoverable
                                 from related late collections, insurance
                                 proceeds, condemnation proceeds or liquidation
                                 proceeds.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:              Credit enhancement for the structure is
                                 provided by Excess Cashflow,
                                 overcollateralization, cross-collateralization,
                                 subordination and any Net Swap Payments made to
                                 the Trust.

EXPECTED CREDIT SUPPORT
PERCENTAGE:

                                 Class   Initial Credit Support   After-Stepdown Support
                                 -----   ----------------------   ----------------------

                                   A             22.50%                   45.00%
                                  M-1            18.80%                   37.60%
                                  M-2            15.45%                   30.90%
                                  M-3            13.15%                   26.30%
                                  M-4            11.55%                   23.10%
                                  M-5             9.90%                   19.80%
                                  M-6             8.50%                   17.00%
                                  M-7             7.00%                   14.00%
                                  M-8             5.85%                   11.70%
                                  M-9             4.85%                    9.70%
                                  M-10            3.35%                    6.70%
                                  M-11            2.75%                    5.50%
                                  M-12            1.85%                    3.70%
                                  B-1             0.80%                    1.60%
                                  B-2             0.50%                    1.00%

EXPECTED OVERCOLLATERALIZATION   Prior to the Stepdown Date, the
TARGET AMOUNT:                   Overcollateralization Target Amount will be
                                 approximately 0.50% of the sum of (i) the
                                 Cut-off Date Principal Balance of the Initial
                                 Mortgage Loans and (ii) the amounts on deposit
                                 in the Pre-Funding Accounts on the Closing
                                 Date. The Overcollateralization Target Amount
                                 on or after the Stepdown Date will be the
                                 greater of approximately (a) 1.00% of the
                                 aggregate Principal Balance of the Mortgage
                                 Loans at the end of the related collection
                                 period after giving effect to prepayments in
                                 the related prepayment period and (b) 0.50% of
                                 the sum of (i) the Cut-off Date Principal
                                 Balance of the Initial Mortgage Loans and (ii)
                                 the amounts on deposit in the Pre-Funding
                                 Accounts on the Closing Date; provided however,
                                 if a Trigger Event has occurred on the related
                                 Distribution Date, the Overcollateralization
                                 Target Amount will be equal to the
                                 Overcollateralization Target Amount for the
                                 previous Distribution Date.

OVERCOLLATERALIZATION RELEASE    The Overcollateralization Release Amount means,
AMOUNT:                          with respect to any Distribution Date on or
                                 after the Stepdown Date on which a Trigger
                                 Event is not in effect, the lesser of (x) the
                                 Principal Remittance Amount and (y) the excess,
                                 if any, of (i) the Overcollateralization Amount
                                 for such Distribution Date (assuming that 100%
                                 of the Principal Remittance Amount is applied
                                 as a principal payment on such Distribution
                                 Date) over (ii) the Overcollateralization
                                 Target Amount for such Distribution Date. With
                                 respect to any Distribution Date on which a
                                 Trigger Event is in effect, the
                                 Overcollateralization Release Amount will be
                                 zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared Banc of America Securities LLC
(the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in t material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directo partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have l or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This mater may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registrat statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in t material is current as of the date appearing on this material only. Information in this material regarding any assets backing securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION            As of any Distribution Date, the
DEFICIENCY AMOUNT:               Overcollateralization Deficiency Amount is the
                                 excess, if any, of (a) the
                                 Overcollateralization Target Amount for such
                                 Distribution Date over (b) the
                                 Overcollateralization Amount for such
                                 Distribution Date, calculated for this purpose
                                 after taking into account the reduction on such
                                 Distribution Date of the certificate principal
                                 balances of all classes of Certificates
                                 resulting from the distribution of the
                                 Principal Distribution Amount (but not the
                                 Extra Principal Distribution Amount) on such
                                 Distribution Date, but prior to taking into
                                 account any Realized Losses allocated to any
                                 class of Certificates on such Distribution
                                 Date.

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION AMOUNT:    The Overcollateralization Amount is equal to
                                 the excess of the aggregate principal balance
                                 of the Mortgage Loans (and any amounts on
                                 deposit in the Pre-Funding Accounts) over the
                                 aggregate certificate principal balance of the
                                 Certificates. On the Closing Date, the
                                 Overcollateralization Amount is expected to
                                 equal the Overcollateralization Target Amount.
                                 To the extent the Overcollateralization Amount
                                 is reduced below the Overcollateralization
                                 Target Amount, Excess Cashflow will be directed
                                 to build the Overcollateralization Amount until
                                 the Overcollateralization Target Amount is
                                 reached.

AVAILABLE FUNDS:                 Available Funds will be equal to the sum of the
                                 following amounts with respect to the Mortgage
                                 Loans, net of amounts reimbursable or payable
                                 therefrom to the Servicer, the Trustee or the
                                 Swap Provider (including any Net Swap Payment
                                 or Swap Termination Payment, other than any
                                 Swap Termination Payment resulting from a Swap
                                 Provider Trigger Event, owed to the Swap
                                 Account): (i) the aggregate amount of monthly
                                 payments on the Mortgage Loans due during the
                                 related collection period and received by the
                                 Servicer on or prior to the related
                                 determination date, less the Servicing Fee for
                                 such Distribution Date, the Credit Risk Manager
                                 Fee for such Distribution Date, and any accrued
                                 and unpaid Servicing Fees and Credit Risk
                                 Manager Fees in respect of any prior
                                 Distribution Dates, (ii) unscheduled payments
                                 in respect of the Mortgage Loans, including
                                 prepayments, Insurance Proceeds, Net
                                 Liquidation Proceeds, condemnation proceeds,
                                 subsequent recoveries and proceeds from
                                 repurchases of and substitutions for such
                                 Mortgage Loans occurring during the related
                                 prepayment period, excluding prepayment
                                 charges, (iii) on the Distribution Date on
                                 which the Trust is to be terminated in
                                 accordance with the Pooling and Servicing
                                 Agreement, the Termination Price, (iv) payments
                                 from the Servicer in connection with Advances
                                 and Prepayment Interest Shortfalls for such
                                 Distribution Date and (v) any excess amounts
                                 transferred from the Pre-Funding Accounts.

EXCESS CASHFLOW:                 For the Certificates on each Distribution Date
                                 is equal to the sum of (x) any
                                 Overcollateralization Release Amount and (y)
                                 the excess of the Available Funds over the sum
                                 of the interest and principal paid on the
                                 Certificates.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared Banc of America Securities LLC
(the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in t material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directo partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have l or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This mater may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registrat statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in t material is current as of the date appearing on this material only. Information in this material regarding any assets backing securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

STEPDOWN DATE:                   The earlier to occur of (i) the Distribution
                                 Date on which the aggregate certificate
                                 principal balance of the Class A Certificates
                                 has been reduced to zero and (ii) the later to
                                 occur of (a) the Distribution Date in October
                                 2008 and (b) the first Distribution Date on
                                 which the Credit Enhancement Percentage is
                                 greater than or equal to 45.00%. The Credit
                                 Enhancement Percentage is obtained by dividing
                                 (x) the aggregate certificate principal balance
                                 of the Mezzanine and Class B Certificates and
                                 the Overcollateralization Amount (before taking
                                 into account distributions of principal on such
                                 distribution date) by (y) the aggregate
                                 principal balance of the Mortgage Loans plus
                                 any remaining funds in the Pre-Funding Accounts
                                 as of the last day of the related collection
                                 period after giving effect to prepayments in
                                 the related prepayment period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared Banc of America Securities LLC
(the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in t material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directo partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have l or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This mater may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registrat statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in t material is current as of the date appearing on this material only. Information in this material regarding any assets backing securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any
Distribution Date will be the lesser of (x) the related Formula Rate for such
Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:                    The Formula Rate for the Certificates is the
                                 lesser of:

                                      (i)  the sum of (a) one-month LIBOR as
                                           determined for the related period and
                                           (b) the certificate margin for the
                                           applicable class; and

                                      (ii) the Maximum Cap Rate for such
                                           Distribution Date.

                                 On each Distribution Date after the Optional
                                 Termination Date, the certificate margins for
                                 the Class A Certificates will be 2 times the
                                 related initial certificate margins, and the
                                 certificate margins for the Mezzanine and Class
                                 B Certificates will be 1.5 times the related
                                 initial certificate margins.

ADJUSTED NET MORTGAGE RATE:      The Adjusted Net Mortgage Rate for each
                                 Mortgage Loan is equal to the mortgage interest
                                 rate less the sum of the Servicing Fee Rate and
                                 the Credit Risk Manager Fee Rate for such
                                 Mortgage Loan.

ADJUSTED NET MAXIMUM MORTGAGE    The Adjusted Net Maximum Mortgage Rate for each
RATE:                            Mortgage Loan is equal to the maximum mortgage
                                 interest rate (or the mortgage interest rate in
                                 the case of any Fixed Rate Mortgage Loan) less
                                 the sum of the Servicing Fee Rate and the
                                 Credit Risk Manager Fee Rate for such Mortgage
                                 Loan.

MAXIMUM CAP RATE:                The Maximum Cap Rate for of the Class A-1
                                 Certificates on any Distribution Date is a per
                                 annum rate equal to the weighted average of the
                                 Adjusted Net Maximum Mortgage Rates of the
                                 Group I Mortgage Loans, plus an amount,
                                 expressed as a per annum rate, equal to a
                                 fraction, the numerator of which is equal to
                                 the Net Swap Payment received by the Trust or
                                 minus an amount, expressed as a per annum rate,
                                 equal to a fraction, the numerator of which is
                                 equal to the Net Swap Payment owed to the Swap
                                 Provider and the denominator of which is equal
                                 to the aggregate principal balance of the
                                 Mortgage Loans (subject to adjustment based on
                                 the actual number of days elapsed in the
                                 related Accrual Period).

                                 The Maximum Cap Rate for each class of Class
                                 A-2 Certificates on any Distribution Date is a
                                 per annum rate equal to the weighted average of
                                 the Adjusted Net Maximum Mortgage Rates of the
                                 Group II Mortgage Loans, plus an amount,
                                 expressed as a per annum rate, equal to a
                                 fraction, the numerator of which is equal to
                                 the Net Swap Payment received by the Trust or
                                 minus an amount, expressed as a per annum rate,
                                 equal to a fraction, the numerator of which is
                                 equal to the Net Swap Payment owed to the Swap
                                 Provider and the denominator of which is equal
                                 to the aggregate principal balance of the
                                 Mortgage Loans (subject to adjustment based on
                                 the actual number of days elapsed in the
                                 related Accrual Period).

                                 The Maximum Cap Rate for each class of the
                                 Mezzanine and Class B Certificates on any
                                 Distribution Date is a per annum rate equal to
                                 the weighted average of (x) the Maximum Cap
                                 Rate for the Class A-1 Certificates and (y) the
                                 Maximum Cap Rate for each class of Class A-2
                                 Certificates, weighted on the basis of the
                                 related group subordinate amounts.

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

NET WAC RATE:                    The Net WAC Rate for the Class A-1 Certificates
                                 on any Distribution Date is a per annum rate
                                 (subject to adjustment based on the actual
                                 number of days elapsed in the related accrual
                                 period) equal to (x) the weighted average of
                                 the Adjusted Net Mortgage Rates of the Group I
                                 Mortgage Loans minus (y) the sum of (i) an
                                 amount, expressed as a percentage, equal to the
                                 Net Swap Payment owed to the Swap Provider
                                 divided by the aggregate principal balance of
                                 the Mortgage Loans and (ii) an amount,
                                 expressed as a percentage, equal to the Swap
                                 Termination Payment (other than any Swap
                                 Termination Payment resulting from a Swap
                                 Provider Trigger Event), if any, payable by the
                                 Trust divided by the outstanding principal
                                 balance of the Mortgage Loans.

                                 The Net WAC Rate for the Class A-2 Certificates
                                 on any Distribution Date is a per annum rate
                                 (subject to adjustment based on the actual
                                 number of days elapsed in the related accrual
                                 period) equal to (x) the weighted average of
                                 the Adjusted Net Mortgage Rates of the Group II
                                 Mortgage Loans minus (y) the sum of (i) an
                                 amount, expressed as a percentage, equal to the
                                 Net Swap Payment owed to the Swap Provider
                                 divided by the aggregate principal balance of
                                 the Mortgage Loans and (ii) an amount,
                                 expressed as a percentage, equal to the Swap
                                 Termination Payment (other than any Swap
                                 Termination Payment resulting from a Swap
                                 Provider Trigger Event), if any, payable by the
                                 Trust divided by the outstanding principal
                                 balance of the Mortgage Loans.

                                 The Net WAC Rates for the Mezzanine and Class B
                                 Certificates on any Distribution Date is a per
                                 annum rate equal to the weighted average of (x)
                                 the Net WAC Rate for the Class A-1 Certificates
                                 and (y) the Net WAC Rate for the Class A-2
                                 Certificates, weighted on the basis of the
                                 related group subordinate amounts.

NET WAC RATE CARRYOVER AMOUNT:   If on any Distribution Date the Pass-Through
                                 Rate for a class of Offered Certificates is
                                 limited by the related Net WAC Rate, the "Net
                                 WAC Rate Carryover Amount" for such class is
                                 equal to the sum of (i) the excess of (a) the
                                 amount of interest that would have accrued on
                                 such class based on the related Formula Rate
                                 over (b) the amount of interest actually
                                 accrued on such class based on the related Net
                                 WAC Rate and (ii) the unpaid portion of any
                                 related Net WAC Rate Carryover Amount from any
                                 prior Distribution Dates together with accrued
                                 interest at the related Formula Rate. Any Net
                                 WAC Rate Carryover Amount will be paid on such
                                 Distribution Date or future Distribution Dates
                                 to the extent of funds available.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

SWAP AGREEMENT:                  On the Closing Date, the Trustee will enter
                                 into a Swap Agreement with notional amounts as
                                 shown in the Swap Schedule herein. Under the
                                 Swap Agreement, the Trust will be obligated to
                                 pay an amount equal to 4.25% per annum on the
                                 notional amount as set forth in the Swap
                                 Agreement to the Swap Provider and the Trust
                                 will be entitled to receive an amount equal to
                                 one-month LIBOR on the notional amount as set
                                 forth in the Swap Agreement from the Swap
                                 Provider, until the Swap Agreement is
                                 terminated. Only the net amount of the two
                                 obligations will be paid by the appropriate
                                 party (the "Net Swap Payment"). See the
                                 attached Swap Schedule. Generally, the Net Swap
                                 Payment will be deposited into a swap account
                                 (the "Swap Account") by the Trustee pursuant to
                                 the Pooling Agreement and amounts on deposit in
                                 the Swap Account will be distributed as
                                 described under "Swap Payment Distribution"
                                 below. Upon early termination of the Swap
                                 Agreement, the Trust or the Swap Provider may
                                 be liable to make a termination payment (the
                                 "Swap Termination Payment ") to the other party
                                 (regardless of which party caused the
                                 termination). The Swap Termination Payment will
                                 be computed in accordance with the procedures
                                 set forth in the Swap Agreement. In the event
                                 that the Trust is required to make a Swap
                                 Termination Payment, in certain instances that
                                 payment will be paid on the related
                                 Distribution Date, and on any subsequent
                                 Distribution Dates until paid in full, prior to
                                 distributions to Certificate holders.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------

TRIGGER EVENT:                   A Trigger Event exists with respect to any
                                 Distribution Date on or after the Stepdown Date
                                 (i) if the three month rolling average of 60+
                                 day delinquent loans (including loans that are
                                 in bankruptcy or foreclosure and are 60+ days
                                 delinquent or that are REO) is greater than 35%
                                 of the Credit Enhancement Percentage or (ii) if
                                 the Cumulative Realized Loss Percentage exceeds
                                 the values defined below for such Distribution
                                 Date:

                                       DISTRIBUTION DATES             CUMULATIVE REALIZED LOSS PERCENTAGE
                                       ------------------             -----------------------------------

                                 October 2007 - September 2008   1.55% for the first month, plus an additional
                                                                   1/12th of 1.90% for each month thereafter,
                                 October 2008 - September 2009   3.45% for the first month, plus an additional
                                                                   1/12th of 1.55% for each month thereafter,
                                 October 2009 - September 2010   5.00% for the first month, plus an additional
                                                                   1/12th of 1.25% for each month thereafter,
                                 October 2010 - September 2011   6.25% for the first month, plus an additional
                                                                   1/12th of 0.75% for each month thereafter,
                                     October 2011 and after                          7.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared Banc of America Securities LLC
(the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in t material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directo partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have l or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This mater may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registrat statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in t material is current as of the date appearing on this material only. Information in this material regarding any assets backing securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I.   On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i)       to the holders of the Class A-1 Certificates, Accrued Certificate
          Interest for such Distribution Date;

(ii)      to the holders of the Class A-1 Certificates, the Unpaid Interest
          Shortfall Amount, if any, for such Distribution Date; and

(iii)     concurrently, to the holders of the Class A-2 Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid
          Interest Shortfall Amount, if any, for such class for such
          Distribution Date to the extent not distributed pursuant to II(i) and
          II(ii) below.

II.  On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i)       to the holders of the Class A-2 Certificates, pro rata, Accrued
          Certificate Interest for such Distribution Date;

(ii)      to the holders of the Class A-2 Certificates, pro rata, the Unpaid
          Interest Shortfall Amount, if any, for such Distribution Date; and

(iii)     to the holders of the Class A-1 Certificates, the remaining Accrued
          Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such classes for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest
     Remittance Amount remaining undistributed for such Distribution Date:

(i)       to the holders of the Class M-1 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(ii)      to the holders of the Class M-2 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(iii)     to the holders of the Class M-3 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(iv)      to the holders of the Class M-4 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(v)       to the holders of the Class M-5 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(vi)      to the holders of the Class M-6 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(vii)     to the holders of the Class M-7 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(viii)    to the holders of the Class M-8 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared Banc of America Securities LLC
(the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in t material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directo partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have l or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This mater may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registrat statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in t material is current as of the date appearing on this material only. Information in this material regarding any assets backing securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

(ix)      to the holders of the Class M-9 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(x)       to the holders of the Class M-10 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(xi)      to the holders of the Class M-11 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(xii)     to the holders of the Class M-12 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date;

(xiii)    to the holders of the Class B-1 Certificates, Accrued Certificate
          Interest for such class for such Distribution Date; and

(xiv)     to the holders of the Class B-2 Certificates, Accrued Certificate
          Interest for such class for such Distribution. Date; and

(xv)      any remainder as described under "Excess Cashflow Distribution."

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared Banc of America Securities LLC
(the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in t material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directo partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have l or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This mater may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registrat statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in t material is current as of the date appearing on this material only. Information in this material regarding any assets backing securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       17

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I.   On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a
     Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     first, concurrently, as follows:

(i)       the Group I Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

(ii)      the Group II Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

     second, concurrently, as follows:

(i)       the Group I Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) above;

(ii)      the Group II Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I(i) above; and

     third, to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

     fourth, to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

     fifth, to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

     sixth, to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

     seventh, to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

     eighth, to the Class M-6 Certificates until the certificate principal balance is reduced to zero;

     ninth, to the Class M-7 Certificates until the certificate principal balance is reduced to zero;

     tenth, to the Class M-8 Certificates until the certificate principal balance is reduced to zero;

     eleventh, to the Class M-9 Certificates until the certificate principal balance is reduced to zero;

     twelfth, to the Class M-10 Certificates until the certificate principal balance is reduced to zero;

     thirteenth, to the Class M-11 Certificates until the certificate principal balance is reduced to zero;

     fourteenth, to the Class M-12 Certificates until the certificate principal balance is reduced to zero;

     fifteenth, to the Class B-1 Certificates until the certificate principal balance is reduced to zero; and

     sixteenth, to the Class B-2 Certificates until the certificate principal balance is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared Banc of America Securities LLC
(the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in t material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directo partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have l or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This mater may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registrat statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in t material is current as of the date appearing on this material only. Information in this material regarding any assets backing securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       18

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

II.  On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     first, concurrently, as follows:

(i)       the Group I Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

(ii)      the Group II Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero; and

     second, concurrently, as follows:

(i)       the Group I Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) above;

(ii)      the Group II Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) above; and

     third, to the Class M-1 Certificates, the Class M-1 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     seventh, to the Class M-5 Certificates, the Class M-5 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       19

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

     ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero tenth, the Class M-8 Certificates, the Class M-8 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     eleventh, to the Class M-9 Certificates, the Class M-9 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     twelfth, to the Class M-10 Certificates, the Class M-10 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     thirteenth, to the Class M-11 Certificates, the Class M-11 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     fourteenth, to the Class M-12 Certificates, the Class M-12 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     fifteenth, to the Class B-1 Certificates, the Class B-1 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero; and

     sixteenth, to the Class B-2 Certificates, the Class B-2 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero.

All principal distributions will be distributed pro-rata to the Class A-2
Sequential and Class A-2MZ Certificates. As long as all of the Mezzanine and
Class B Certificates have not been reduced to zero, all principal distributions to the Class A-2 Sequential Certificates will be paid first, to the Class A-2A
Certificates until the principal balance of the Class A-2A Certificates is reduced to zero, second, to the Class A-2B Certificates until the certificate principal balance of the Class A-2B Certificates is reduced to zero, third, to
Class A-2C Certificates until the certificate principal balance of the Class
A-2C Certificates is reduced to zero and then to the Class A-2D Certificates.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i)      to build or maintain the Overcollateralization Amount to the
         Overcollateralization Target Amount;

(ii)     to the Class A-2MZ Certificates, any Allocated Realized Loss Amounts;

(iii)    to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iv)     to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(v)      to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(vi)     to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vii)    to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(viii)   to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(ix)     to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(x)      to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(xi)     to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xii)    to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xiii)   to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiv)    to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xv)     to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xvi)    to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvii)   to the Class M-8 Certificates, any Unpaid Interest Shortfall Amount;

(xviii)  to the Class M-8 Certificates, any Allocated Realized Loss Amount;

(xix)    to the Class M-9 Certificates, any Unpaid Interest Shortfall Amount;

(xx)     to the Class M-9 Certificates, any Allocated Realized Loss Amount;

(xxi)    to the Class M-10 Certificates, any Unpaid Interest Shortfall Amount;

(xxii)   to the Class M-10 Certificates, any Allocated Realized Loss Amount;

(xxiii)  to the Class M-11 Certificates, any Unpaid Interest Shortfall Amount;

(xxiv)   to the Class M-11 Certificates, any Allocated Realized Loss Amount;

(xxv)    to the Class M-12 Certificates, any Unpaid Interest Shortfall Amount;

(xxvi)   to the Class M-12 Certificates, any Allocated Realized Loss Amount;

(xxvii)  to the Class B-1 Certificates, any Unpaid Interest Shortfall Amount;

(xxviii) to the Class B-1 Certificates, any Allocated Realized Loss Amount;

(xxix)   to the Class B-2 Certificates, any Unpaid Interest Shortfall Amount;

(xxx)    to the Class B-2 Certificates, any Allocated Realized Loss Amount;

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

(xxxi)   first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
         Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12,
         Class B-1 and Class B-2 Certificates, in that order, any Net WAC Rate
         Carryover Amount for such class;

(xxxii)  to the Swap Provider, any Swap Termination Payment resulting from a
         Swap Provider Trigger Event; and

(xxxiii) any remaining amounts as specified in the pooling and servicing agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SWAP PAYMENT DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, following the distribution of Excess Cashflow, payments from the Swap Account shall be distributed as follows:

     (i)   to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date;

     (ii)  to the Swap Provider, any Swap Termination Payment owed to the Swap
           Provider not due to a Swap Provider trigger event pursuant to the
           Swap Agreement;

     (iii) to the Class A Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;

     (iv)  to the Mezzanine and Class B Certificates, sequentially, any unpaid interest including any accrued unpaid interest from prior
           Distribution Dates;

     (v)   to each class of the Certificates, any principal in accordance with the principal payment provision described above in an amount necessary to maintain the applicable Overcollateralization Target
           Amount;

     (vi)  an amount equal to any unpaid remaining Net WAC Rate Carryover
           Amounts with respect to the Class A, Mezzanine and Class B
           Certificates to such Certificates first, pro rata, to the Class A
           Certificates based on the remaining Net WAC Carryover Amount and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class
           M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class
           M-10, Class M-11, Class M-12, Class B-1 and Class B-2; and

     (vii) to the Class A-2MZ, Mezzanine and Class B Certificates, sequentially, any remaining Allocated Realized Loss Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

ACCRUED CERTIFICATE INTEREST:    Accrued Certificate Interest for each Class of
                                 Offered Certificates for each Distribution Date
                                 means an amount equal to the interest accrued
                                 during the related accrual period on the
                                 certificate principal balance of such class of
                                 Certificates, minus such class' interest
                                 percentage of shortfalls caused by the Relief
                                 Act or similar state laws for such Distribution
                                 Date.

ALLOCATED REALIZED LOSS          An Allocated Realized Loss Amount with respect
AMOUNT:                          to any class of the Class A-2MZ, Mezzanine or
                                 Class B Certificates on any Distribution Date
                                 is an amount equal to the sum of any Realized
                                 Losses allocated to that class of Certificates
                                 on such Distribution Date and any Allocated
                                 Realized Loss Amount for that class remaining
                                 unpaid from the previous Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION   The Class A Principal Distribution Amount is an
AMOUNT:                          amount equal to the sum of (i) the Group I
                                 Senior Principal Distribution Amount and (ii)
                                 the Group II Senior Principal Distribution
                                 Amount.

CLASS B-1 PRINCIPAL              The Class B-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into
                                 account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after
                                 taking into account the Class M-10 Principal
                                 Distribution Amount), the Class M-11
                                 Certificates (after taking into account the
                                 Class M-11 Principal Distribution Amount), the
                                 Class M-12 Certificates (after taking into
                                 account the Class M-12 Principal Distribution
                                 Amount) and the Class B-1 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 98.40% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.50% and (y) the sum of (i) the Cut-off
                                 Date Principal Balance and (ii) the original
                                 Pre-Funded Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL              The Class B-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into
                                 account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after
                                 taking into account the Class M-10 Principal
                                 Distribution Amount), the Class M-11
                                 Certificates (after taking into account the
                                 Class M-11 Principal Distribution Amount), the
                                 Class M-12 Certificates (after taking into
                                 account the Class M-12 Principal Distribution
                                 Amount), the Class B-1 Certificates (after
                                 taking into account the Class B-1 Principal
                                 Distribution Amount) and the Class B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 99.00% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

CLASS M-1 PRINCIPAL              The Class M-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount) and the Class M-1 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 62.40% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.50% and (y) sum of (i) the Cut-off Date
                                 Principal Balance and (ii) the original
                                 Pre-Funded Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       25

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-2 PRINCIPAL              The Class M-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount) and the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 69.10% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related period and (B)
                                 the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related
                                 collection period after giving effect to
                                 prepayments in the related prepayment period,
                                 minus the product of (x) 0.50% and (y) the sum
                                 of (i) the Cut-off Date Principal Balance and
                                 (ii) the original Pre-Funded Amounts.

CLASS M-3 PRINCIPAL              The Class M-3 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount) and
                                 the Class M-3 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 73.70% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

CLASS M-4 PRINCIPAL              The Class M-4 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount) and the Class M-4 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 76.90% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.50% and (y) the sum of (i) the Cut-off
                                 Date Principal Balance and (ii) the original
                                 Pre-Funded Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       26

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-5 PRINCIPAL              The Class M-5 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount) and the Class M-5
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 80.20% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

CLASS M-6 PRINCIPAL              The Class M-6 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount) and
                                 the Class M-6 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 83.00% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       27

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS M-7 PRINCIPAL              The Class M-7 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount) and the Class M-7 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 86.00% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.50% and (y) the sum of (i) the Cut-off
                                 Date Principal Balance and (ii) the original
                                 Pre-Funded Amounts.

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-8 PRINCIPAL              The Class M-8 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount) and the Class M-8
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 88.30% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       28

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS M-9 PRINCIPAL              The Class M-9 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), and
                                 the Class M-9 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 90.30% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       29

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-10 PRINCIPAL             The Class M-10 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into
                                 account the Class M-9 Principal Distribution
                                 Amount) and the Class M-10 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 93.30% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.50% and (y) the sum of (i) the Cut-off
                                 Date Principal Balance and (ii) the original
                                 Pre-Funded Amounts.

CLASS M-11 PRINCIPAL             The Class M-11 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into
                                 account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after
                                 taking into account the Class M-10 Principal
                                 Distribution Amount) and the Class M-11
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 94.50% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       30

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-12 PRINCIPAL             The Class M-12 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Class A Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class M-7 Certificates (after
                                 taking into account the Class M-7 Principal
                                 Distribution Amount), the Class M-8
                                 Certificates (after taking into account the
                                 Class M-8 Principal Distribution Amount), the
                                 Class M-9 Certificates (after taking into
                                 account the Class M-9 Principal Distribution
                                 Amount), the Class M-10 Certificates (after
                                 taking into account the Class M-10 Principal
                                 Distribution Amount), the Class M-11
                                 Certificates (after taking into account the
                                 Class M-11 Principal Distribution Amount) and
                                 the Class M-12 Certificates immediately prior
                                 to such Distribution Date over (y) the lesser
                                 of (A) the product of (i) approximately 96.30%
                                 and (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.50% and (y)
                                 the sum of (i) the Cut-off Date Principal
                                 Balance and (ii) the original Pre-Funded
                                 Amounts.

EXTRA PRINCIPAL DISTRIBUTION     The Extra Principal Distribution Amount with
AMOUNT:                          respect to any Distribution Date is the lesser
                                 of (x) the Excess Cashflow for such
                                 Distribution Date and (y) the
                                 Overcollateralization Deficiency Amount for
                                 such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       31

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

GROUP I ALLOCATION PERCENTAGE:   The Group I Allocation Percentage for any
                                 Distribution Date is the percentage equivalent
                                 of a fraction, the numerator of which is (i)
                                 the Group I Principal Remittance Amount for
                                 such Distribution Date, and the denominator of
                                 which is (ii) the Principal Remittance Amount
                                 for such Distribution Date.

GROUP I INTEREST REMITTANCE      The Group I Interest Remittance Amount with
AMOUNT:                          respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest
                                 received or advanced with respect to the Group
                                 I Mortgage Loans.

GROUP I PRINCIPAL REMITTANCE     The Group I Principal Remittance Amount means
AMOUNT:                          with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal
                                 collected or advanced on the Group I Mortgage
                                 Loans by the Servicer that were due during the
                                 related collection period and received by the
                                 Servicer on or prior to the related
                                 determination date, (ii) the principal portion
                                 of all partial and full principal prepayments
                                 of the Group I Mortgage Loans received by the
                                 Servicer during the related prepayment period,
                                 (iii) the principal portion of all related Net
                                 Liquidation Proceeds and Insurance Proceeds
                                 received during the related prepayment period
                                 with respect to the Group I Mortgage Loans,
                                 (iv) that portion of the Purchase Price,
                                 representing principal of any repurchased Group
                                 I Mortgage Loans, received during the related
                                 prepayment period (v) the principal portion of
                                 any related Substitution Adjustments received
                                 during the related prepayment period with
                                 respect to the Group I Mortgage Loans, and (vi)
                                 on the Distribution Date on which the Trust is
                                 to be terminated in accordance with the Pooling
                                 Agreement, that portion of the Termination
                                 Price, representing principal with respect to
                                 the Group I Mortgage Loans.

GROUP I SENIOR PRINCIPAL         The Group I Senior Principal Distribution
DISTRIBUTION AMOUNT:             Amount means as of any Distribution Date (i)
                                 before the Stepdown Date or as to which a
                                 Trigger Event is in effect, the Group I
                                 Allocation Percentage of the Principal
                                 Distribution Amount and (ii) on or after the
                                 Stepdown Date and as long as a Trigger Event is
                                 not in effect, the excess of (a) the
                                 certificate principal balance of the Class A-1
                                 Certificates immediately prior to such
                                 Distribution Date over (b) the lesser of (x)
                                 the product of (1) approximately 55.00% and (2)
                                 the aggregate Principal Balance of the Group I
                                 Mortgage Loans as of the last day of the
                                 related Collection Period after giving effect
                                 to prepayments in the related prepayment period
                                 and (y) the amount by which the aggregate
                                 Principal Balance of the Group I Mortgage Loans
                                 as of the last day of the related Collection
                                 Period after giving effect to prepayments in
                                 the related prepayment period exceeds the
                                 product of (1) 0.50% and (2) the aggregate
                                 Principal Balance of the Group I Mortgage Loans
                                 on the Cut-off Date and the Group I Pre-Funding
                                 Amounts.

GROUP II ALLOCATION              The Group II Allocation Percentage for any
PERCENTAGE:                      Distribution Date is the percentage equivalent
                                 of a fraction, the numerator of which is (i)
                                 the Group II Principal Remittance Amount for
                                 such Distribution Date, and the denominator of
                                 which is (ii) the Principal Remittance Amount
                                 for such Distribution Date.

GROUP II INTEREST REMITTANCE     The Group II Interest Remittance Amount with
AMOUNT:                          respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest
                                 received or advanced with respect to the Group
                                 II Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       32

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

GROUP II PRINCIPAL REMITTANCE    The Group II Principal Remittance Amount means
AMOUNT:                          with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal
                                 collected or advanced on the Group II Mortgage
                                 Loans by the Servicer that were due during the
                                 related collection period and received by the
                                 Servicer on or prior to the related
                                 determination date, (ii) the principal portion
                                 of all partial and full principal prepayments
                                 of the Group II Mortgage Loans received by the
                                 Servicer during the related prepayment period,
                                 (iii) the principal portion of all related Net
                                 Liquidation Proceeds and Insurance Proceeds
                                 received during the related prepayment period
                                 with respect to the Group II Mortgage Loans,
                                 (iv) that portion of the Purchase Price,
                                 representing principal of any repurchased Group
                                 II Mortgage Loans, received during the related
                                 prepayment period (v) the principal portion of
                                 any related Substitution Adjustments received
                                 during the related prepayment period with
                                 respect to the Group II Mortgage Loans, and
                                 (vi) on the Distribution Date on which the
                                 Trust is to be terminated in accordance with
                                 the Pooling Agreement, that portion of the
                                 Termination Price, representing principal with
                                 respect to the Group II Mortgage Loans.

GROUP II SENIOR PRINCIPAL        The Group II Senior Principal Distribution
DISTRIBUTION AMOUNT:             Amount means as of any Distribution Date (i)
                                 before the Stepdown Date or as to which a
                                 Trigger Event is in effect, the Group II
                                 Allocation Percentage of the Principal
                                 Distribution Amount and (ii) on or after the
                                 Stepdown Date and as long as a Trigger Event is
                                 not in effect, the excess of (a) the
                                 certificate principal balance of the Class A-2
                                 Certificates immediately prior to such
                                 Distribution Date over (b) the lesser of (x)
                                 the product of (1) approximately 55.00% and (2)
                                 the aggregate Principal Balance of the Group II
                                 Mortgage Loans as of the last day of the
                                 related Collection Period after giving effect
                                 to prepayments in the related prepayment period
                                 and (y) the amount by which the aggregate
                                 Principal Balance of the Group II Mortgage
                                 Loans as of the last day of the related
                                 Collection Period after giving effect to
                                 prepayments in the related prepayment period
                                 exceeds the product of (1) 0.50% and (2) the
                                 aggregate Principal Balance of the Group II
                                 Mortgage Loans on the Cut-off Date and the
                                 Group II Pre-Funding Amounts.

PRINCIPAL DISTRIBUTION AMOUNT:   The Principal Distribution Amount is the sum of
                                 (i) the Principal Remittance Amount (minus the
                                 Overcollateralization Release Amount, if any)
                                 and (ii) the Extra Principal Distribution
                                 Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:     The Principal Remittance Amount is the sum of
                                 the Group I Principal Remittance Amount and the
                                 Group II Principal Remittance Amount.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       33

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

REALIZED LOSSES:                 A Realized Loss is (i) as to any Mortgage Loan
                                 that is liquidated, the unpaid principal
                                 balance thereof less the net proceeds from the
                                 liquidation of, and any insurance proceeds
                                 from, such Mortgage Loan and the related
                                 mortgaged property which are applied to the
                                 principal balance of such Mortgage Loan, (ii)
                                 to the extent of the amount of any reduction of
                                 principal balance by a bankruptcy court of the
                                 mortgaged property at less than the amount of
                                 the Mortgage Loan and (iii) a reduction in the
                                 principal balance of a Mortgage Loan resulting
                                 from a modification by the Servicer.

                                 All Realized Losses on the Mortgage Loans will
                                 be allocated on each Distribution Date, first
                                 to the Excess Cashflow, second in reduction of
                                 the Overcollateralization Amount, third to the
                                 Class B-2 Certificates, fourth to the Class B-1
                                 Certificates, fifth to the Class M-12
                                 Certificates, sixth to the Class M-11
                                 Certificates, seventh to the Class M-10
                                 Certificates, eighth to the Class M-9
                                 Certificates, ninth to the M-8 Certificates,
                                 tenth to the Class M-7 Certificates, eleventh
                                 to the M-6 Certificates, twelfth to the Class
                                 M-5 Certificates, thirteenth to the Class M-4
                                 Certificates, fourteenth to the Class M-3
                                 Certificates, fifteenth to the Class M-2
                                 Certificates, sixteenth to the Class M-1
                                 Certificates and seventeenth any losses related
                                 to the Group II Mortgage Loans to the Class
                                 A-2MZ Certificates. An allocation of any
                                 Realized Losses to a Mezzanine and Class B
                                 Certificate on any Distribution Date will be
                                 made by reducing the Certificate principal
                                 balance thereof, after taking into account all
                                 distributions made thereon on such Distribution
                                 Date. Realized Losses will not be allocated to
                                 the Class A-1 and the Class A-2 Sequential
                                 Certificates. However it is possible that under
                                 certain loss scenarios there will not be enough
                                 principal and interest on the Mortgage Loans to
                                 pay the Class A-1 and the Class A-2 Sequential
                                 Certificates all interest and principal amounts
                                 to which such Certificates are then entitled.

SWAP PROVIDER TRIGGER EVENT:     A Swap Termination Payment that is triggered
                                 upon: (i) an Event of Default under the
                                 Interest Rate Swap Agreement with respect to
                                 which the Swap Provider is a Defaulting Party
                                 (as defined in the Interest Rate Swap
                                 Agreement), (ii) a Termination Event under the
                                 Interest Rate Swap Agreement with respect to
                                 which the Swap Provider is the sole Affected
                                 Party (as defined in the Interest Rate Swap
                                 Agreement) or (iii) an Additional Termination
                                 Event under the Interest Rate Swap Agreement
                                 with respect to which the Swap Provider is the
                                 sole Affected Party.

UNPAID INTEREST SHORTFALL        The Unpaid Interest Shortfall Amount means (i)
AMOUNT:                          for each class of Offered Certificates and the
                                 first Distribution Date, zero, and (ii) with
                                 respect to each class of Offered Certificates
                                 and any Distribution Date after the first
                                 Distribution Date, the amount, if any, by which
                                 (a) the sum of (1) Accrued Certificate Interest
                                 for such class for the immediately preceding
                                 Distribution Date and (2) the outstanding
                                 Unpaid Interest Shortfall Amount, if any, for
                                 such class for such preceding Distribution Date
                                 exceeds (b) the aggregate amount distributed on
                                 such class in respect of interest on such
                                 preceding Distribution Date, plus interest on
                                 the amount of interest due but not paid on the
                                 Certificates of such class on such preceding
                                 Distribution Date, to the extent permitted by
                                 law, at the Pass-Through Rate for such class
                                 for the related accrual period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       34

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   TO MATURITY
--------------------------------------------------------------------------------

CLASS A-2A (TO MATURITY)

---------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)             12.87        1.61         1.22         1.00         0.86         0.75         0.67
First Principal Date         10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005
Last Principal Date          11/25/2024    8/25/2008   11/25/2007    6/25/2007    3/25/2007    1/25/2007   11/25/2006
Principal Windows (mos.)      1 to 230      1 to 35      1 to 26      1 to 21      1 to 18     1 to 16       1 to 14

CLASS A-2B (TO MATURITY)

---------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)             21.35        3.52         2.51         2.00         1.70         1.49         1.33
First Principal Date         11/25/2024    8/25/2008   11/25/2007    6/25/2007    3/25/2007    1/25/2007   11/25/2006
Last Principal Date          12/25/2028   11/25/2009    8/25/2008    1/25/2008    8/25/2007    5/25/2007    3/25/2007
Principal Windows (mos.)     230 to 279    35 to 50     26 to 35     21 to 28     18 to 23     16 to 20     14 to 18

CLASS A-2C (TO MATURITY)

---------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)             26.84        6.94         4.73         3.45         2.41         2.06         1.81
First Principal Date         12/25/2028   11/25/2009    8/25/2008    1/25/2008    8/25/2007    5/25/2007    3/25/2007
Last Principal Date           6/25/2035    4/25/2017    6/25/2013    6/25/2011    9/25/2008    3/25/2008   11/25/2007
Principal Windows (mos.)     279 to 357    50 to 139    35 to 93     28 to 69     23 to 36     20 to 30     18 to 26

CLASS A-2D (TO MATURITY)

---------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)             29.74        15.62        10.98         8.28         6.33         2.71        2.33
First Principal Date          6/25/2035    4/25/2017    6/25/2013    6/25/2011    9/25/2008    3/25/2008   11/25/2007
Last Principal Date           6/25/2035   10/25/2030    8/25/2023    5/25/2020    3/25/2017    8/25/2008    3/25/2008
Principal Windows (mos.)     357 to 357   139 to 301    93 to 215    69 to 176    36 to 138     30 to 35    26 to 30

CLASS A-2MZ (TO MATURITY)

---------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)             19.98        4.80         3.37         2.56         1.96         1.44         1.27
First Principal Date         10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005
Last Principal Date           6/25/2035   10/25/2030    8/25/2023    5/25/2020    3/25/2017    8/25/2008    3/25/2008
Principal Windows (mos.)      1 to 357     1 to 301     1 to 215     1 to 176      1 to 138     1 to 35      1 to 30

CLASS M-1 (TO MATURITY)

---------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)             27.81        9.41         6.49         5.14         4.93         6.26         5.06
First Principal Date          6/25/2029    2/25/2010   10/25/2008    3/25/2009   11/25/2009    8/25/2008    3/25/2008
Last Principal Date           6/25/2035    3/25/2028    6/25/2021    3/25/2018    6/25/2015   12/25/2014   5/25/2013
Principal Windows (mos.)     285 to 357    53 to 270    37 to 189    42 to 150    50 to 117    35 to 111    30 to 92

CLASS M-2 (TO MATURITY)

---------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)             27.81        9.39         6.48         5.07         4.60         4.80         4.04
First Principal Date          6/25/2029    2/25/2010   10/25/2008    2/25/2009    6/25/2009   12/25/2009    4/25/2009
Last Principal Date           6/25/2035    3/25/2027    7/25/2020    8/25/2017    1/25/2015    3/25/2013   11/25/2011
Principal Windows (mos.)     285 to 357    53 to 258    37 to 178    41 to 143    45 to 112     51 to 90    43 to 74

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       35

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       36

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   TO MATURITY
--------------------------------------------------------------------------------

CLASS M-3 (TO MATURITY)

-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        9.36          6.48         5.02        4.43          4.31        3.63
First Principal Date        6/25/2029    2/25/2010   10/25/2008    1/25/2009    4/25/2009    7/25/2009   12/25/2008
Last Principal Date         6/25/2035    5/25/2026    6/25/2020    2/25/2017    8/25/2014   11/25/2012    8/25/2011
Principal Windows (mos.)   285 to 357    53 to 248    37 to 177    40 to 137    43 to 107    46 to 86     39 to 71

CLASS M-4 (TO MATURITY)

-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%     75%|75%      100%|100%    125%|125%    150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        9.34         6.47         4.99         4.34         4.10         3.46
First Principal Date        6/25/2029    2/25/2010   10/25/2008   12/25/2008    3/25/2009    5/25/2009   10/25/2008
Last Principal Date         6/25/2035    8/25/2025   6/25/2020     8/25/2016    3/25/2014    8/25/2012    5/25/2011
Principal Windows (mos.)   285 to 357    53 to 239    37 to 177    39 to 131    42 to 102    44 to 83      37 to 68

CLASS M-5 (TO MATURITY)

-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%     75%|75%      100%|100%    125%|125%    150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        9.31         6.44         4.96         4.28         3.97          3.34
First Principal Date        6/25/2029    2/25/2010   10/25/2008   12/25/2008    2/25/2009    3/25/2009    9/25/2008
Last Principal Date         6/25/2035    1/25/2025   12/25/2019    4/25/2016    12/25/2013   5/25/2012    3/25/2011
Principal Windows (mos.)   285 to 357    53 to 232    37 to 171    39 to 127    41 to 99     42 to 80     36 to 66

CLASS M-6 (TO MATURITY)

-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%     75%|75%      100%|100%    125%|125%    150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        9.28         6.42         4.93         4.22         3.86         3.26
First Principal Date        6/25/2029    2/25/2010   10/25/2008   11/25/2008    1/25/2009    2/25/2009    8/25/2008
Last Principal Date         6/25/2035    5/25/2024   6/25/2019    11/25/2015    8/25/2013    2/25/2012   12/25/2010
Principal Windows (mos.)   285 to 357    53 to 224    37 to 165    38 to 122    40 to 95     41 to 77     35 to 63

CLASS M-7 (TO MATURITY)

-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%     75%|75%      100%|100%    125%|125%    150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        9.23         6.38         4.89         4.17         3.77         3.18
First Principal Date        6/25/2029    2/25/2010   10/25/2008   11/25/2008   12/25/2008    1/25/2009    7/25/2008
Last Principal Date         6/25/2035    8/25/2023   11/25/2018    6/25/2015    4/25/2013   11/25/2011   10/25/2010
Principal Windows (mos.)   285 to 357    53 to 215    37 to 158    38 to 117    39 to 91     40 to 74     34 to 61

CLASS M-8 (TO MATURITY)

-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%     75%|75%      100%|100%    125%|125%    150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        9.16         6.33         4.85         4.11         3.69         3.12
First Principal Date        6/25/2029    2/25/2010   10/25/2008   11/25/2008   12/25/2008   12/25/2008    6/25/2008
Last Principal Date         6/25/2035    9/25/2022    3/25/2018   12/25/2014   11/25/2012    7/25/2011    7/25/2010
Principal Windows (mos.)   285 to 357    53 to 204    37 to 150    38 to 111    39 to 86     39 to 70     33 to 58

CLASS M-9 (TO MATURITY)

-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%     75%|75%      100%|100%    125%|125%    150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        9.09         6.27         4.80         4.06         3.63         3.07
First Principal Date        6/25/2029    2/25/2010   10/25/2008   10/25/2008   11/25/2008   11/25/2008    6/25/2008
Last Principal Date         6/25/2035   11/25/2021    7/25/2017    6/25/2014    7/25/2012    3/25/2011   4/25/2010
Principal Windows (mos.)   285 to 357    53 to 194    37 to 142    37 to 105    38 to 82     38 to 66     33 to 55

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       37

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   TO MATURITY
--------------------------------------------------------------------------------

CLASS M-10 (TO MATURITY)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        9.00         6.17         4.71         3.98         3.54        2.99
First Principal Date        6/25/2029    2/25/2010   10/25/2008   10/25/2008   11/25/2008   10/25/2008   5/25/2008
Last Principal Date         6/25/2035   12/25/2020   11/25/2016   12/25/2013    2/25/2012   12/25/2010   1/25/2010
Principal Windows (mos.)   285 to 357    53 to 183    37 to 134    37 to 99     38 to 77     37 to 63    32 to 52

CLASS M-11 (TO MATURITY)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.88         6.02         4.60         3.89          3.44       2.93
First Principal Date        6/25/2029    2/25/2010   10/25/2008   10/25/2008   10/25/2008   10/25/2008   5/25/2008
Last Principal Date         6/25/2035    3/25/2020    7/25/2015   12/25/2012    5/25/2011    5/25/2010   7/25/2009
Principal Windows (mos.)   285 to 357    53 to 174    37 to 118    37 to 87     37 to 68     37 to 56    32 to 46

CLASS M-12 (TO MATURITY)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.59         5.82         4.46         3.75         3.34        2.83
First Principal Date        6/25/2029    2/25/2010   10/25/2008   10/25/2008   10/25/2008    9/25/2008   4/25/2008
Last Principal Date         6/25/2035    3/25/2019   10/25/2014    6/25/2012    1/25/2011    1/25/2010   4/25/2009
Principal Windows (mos.)   285 to 357    53 to 162    37 to 109    37 to 81     37 to 64     36 to 52    31 to 43

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       38

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     TO CALL
--------------------------------------------------------------------------------

CLASS A-2A (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           12.87        1.61         1.22         1.00         0.86         0.75         0.67
First Principal Date       10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005
Last Principal Date        11/25/2024    8/25/2008   11/25/2007    6/25/2007    3/25/2007    1/25/2007   11/25/2006
Principal Windows (mos.)    1 to 230      1 to 35     1 to 26       1 to 21      1 to 18      1 to 16     1 to 14

CLASS A-2B (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           21.35        3.52         2.51         2.00         1.70         1.49         1.33
First Principal Date       11/25/2024    8/25/2008   11/25/2007    6/25/2007    3/25/2007    1/25/2007   11/25/2006
Last Principal Date        12/25/2028   11/25/2009   8/25/2008     1/25/2008    8/25/2007    5/25/2007   3/25/2007
Principal Windows (mos.)   230 to 279    35 to 50     26 to 35     21 to 28     18 to 23     16 to 20     14 to 18

CLASS A-2C  (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           26.84        6.94         4.73         3.45         2.41         2.06         1.81
First Principal Date       12/25/2028   11/25/2009   8/25/2008     1/25/2008    8/25/2007    5/25/2007   3/25/2007
Last Principal Date        6/25/2035     4/25/2017   6/25/2013     6/25/2011    9/25/2008    3/25/2008   11/25/2007
Principal Windows (mos.)   279 to 357    50 to 139    35 to 93     28 to 69     23 to 36     20 to 30     18 to 26

CLASS A-2D  (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           29.74        12.80        8.62         6.40         4.86         2.71         2.33
First Principal Date       6/25/2035     4/25/2017   6/25/2013     6/25/2011    9/25/2008    3/25/2008   11/25/2007
Last Principal Date        6/25/2035     9/25/2018   6/25/2014     3/25/2012   10/25/2010    8/25/2008   3/25/2008
Principal Windows (mos.)   357 to 357   139 to 156   93 to 105     69 to 78     36 to 61     30 to 35     26 to 30

CLASS A-2MZ  (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           19.98        4.53         3.15         2.39         1.83         1.44         1.27
First Principal Date       10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005   10/25/2005
Last Principal Date        6/25/2035     9/25/2018   6/25/2014     3/25/2012   10/25/2010    8/25/2008   3/25/2008
Principal Windows (mos.)    1 to 357     1 to 156     1 to 105      1 to 78      1 to 61      1 to 35     1 to 30

CLASS M-1 (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69         5.89         4.67         4.56         4.05         3.34
First Principal Date       6/25/2029     2/25/2010   10/25/2008    3/25/2009   11/25/2009    8/25/2008   3/25/2008
Last Principal Date        6/25/2035     9/25/2018   6/25/2014     3/25/2012   10/25/2010   11/25/2009   3/25/2009
Principal Windows (mos.)   285 to 357    53 to 156   37 to 105     42 to 78     50 to 61     35 to 50     30 to 42

CLASS M-2 (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69         5.89         4.61         4.25         4.15         3.49
First Principal Date       6/25/2029     2/25/2010   10/25/2008    2/25/2009    6/25/2009   11/25/2009   3/25/2009
Last Principal Date        6/25/2035     9/25/2018   6/25/2014     3/25/2012   10/25/2010   11/25/2009   3/25/2009
Principal Windows (mos.)   285 to 357    53 to 156   37 to 105     41 to 78     45 to 61     50 to 50     42 to 42

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       39

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     TO CALL
--------------------------------------------------------------------------------

CLASS M-3 (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%      50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69        5.89         4.58         4.09          4.04        3.41
First Principal Date        6/25/2029   2/25/2010   10/25/2008    1/25/2009    4/25/2009    7/25/2009   12/25/2008
Last Principal Date         6/25/2035   9/25/2018    6/25/2014    3/25/2012   10/25/2010   11/25/2009    3/25/2009
Principal Windows (mos.)   285 to 357   53 to 156    37 to 105    40 to 78     43 to 61     46 to 50     39 to 42

CLASS M-4 (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%      50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69        5.89         4.56         4.01         3.84         3.25
First Principal Date        6/25/2029   2/25/2010   10/25/2008   12/25/2008    3/25/2009    5/25/2009   10/25/2008
Last Principal Date         6/25/2035   9/25/2018    6/25/2014    3/25/2012   10/25/2010   11/25/2009    3/25/2009
Principal Windows (mos.)   285 to 357   53 to 156    37 to 105    39 to 78     42 to 61     44 to 50     37 to 42

CLASS M-5 (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%      50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69        5.89          4.55        3.96         3.72         3.14
First Principal Date        6/25/2029   2/25/2010   10/25/2008   12/25/2008    2/25/2009    3/25/2009    9/25/2008
Last Principal Date         6/25/2035   9/25/2018    6/25/2014    3/25/2012   10/25/2010   11/25/2009    3/25/2009
Principal Windows (mos.)   285 to 357   53 to 156    37 to 105    39 to 78     41 to 61     42 to 50     36 to 42

CLASS M-6 (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%      50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69        5.89          4.54        3.92          3.63        3.07
First Principal Date        6/25/2029   2/25/2010   10/25/2008   11/25/2008    1/25/2009    2/25/2009    8/25/2008
Last Principal Date         6/25/2035   9/25/2018    6/25/2014    3/25/2012   10/25/2010   11/25/2009    3/25/2009
Principal Windows (mos.)   285 to 357   53 to 156    37 to 105    38 to 78     40 to 61     41 to 50     35 to 42

CLASS M-7 (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%      50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69        5.89          4.53        3.89          3.56        3.01
First Principal Date        6/25/2029   2/25/2010   10/25/2008   11/25/2008   12/25/2008    1/25/2009    7/25/2008
Last Principal Date         6/25/2035   9/25/2018    6/25/2014    3/25/2012   10/25/2010   11/25/2009    3/25/2009
Principal Windows (mos.)   285 to 357   53 to 156    37 to 105    38 to 78     39 to 61     40 to 50     34 to 42

CLASS M-8 (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%      50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69        5.89          4.53        3.85          3.50        2.97
First Principal Date        6/25/2029   2/25/2010   10/25/2008   11/25/2008   12/25/2008   12/25/2008    6/25/2008
Last Principal Date         6/25/2035   9/25/2018    6/25/2014    3/25/2012   10/25/2010   11/25/2009    3/25/2009
Principal Windows (mos.)   285 to 357   53 to 156    37 to 105    38 to 78     39 to 61      39 to 50    33 to 42

CLASS M-9 (TO CALL)

------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%      50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69        5.89          4.52        3.84         3.46         2.94
First Principal Date        6/25/2029   2/25/2010   10/25/2008   10/25/2008   11/25/2008   11/25/2008    6/25/2008
Last Principal Date         6/25/2035   9/25/2018    6/25/2014    3/25/2012   10/25/2010   11/25/2009    3/25/2009
Principal Windows (mos.)   285 to 357   53 to 156    37 to 105    37 to 78     38 to 61     38 to 50     33 to 42

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       40

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     TO CALL
--------------------------------------------------------------------------------

CLASS M-10 (TO CALL)

-----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%      50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
-----------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69        5.89         4.51         3.82         3.42        2.90
First Principal Date        6/25/2029   2/25/2010   10/25/2008   10/25/2008   11/25/2008   10/25/2008   5/25/2008
Last Principal Date         6/25/2035   9/25/2018    6/25/2014    3/25/2012   10/25/2010   11/25/2009   3/25/2009
Principal Windows (mos.)   285 to 357   53 to 156    37 to 105    37 to 78     38 to 61     37 to 50    32 to 42

CLASS M-11 (TO CALL)

-----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%      50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
-----------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.69        5.89         4.51         3.81          3.39       2.89
First Principal Date        6/25/2029   2/25/2010   10/25/2008   10/25/2008   10/25/2008   10/25/2008   5/25/2008
Last Principal Date         6/25/2035   9/25/2018    6/25/2014    3/25/2012   10/25/2010   11/25/2009   3/25/2009
Principal Windows (mos.)   285 to 357   53 to 156    37 to 105     37 to 78    37 to 61     37 to 50    32 to 42

CLASS M-12 (TO CALL)

-----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%      50%|50%      75%|75%     100%|100%    125%|125%    150%|150%   175%|175%
-----------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           27.81        8.57        5.81         4.45         3.74         3.34        2.83
First Principal Date        6/25/2029   2/25/2010   10/25/2008   10/25/2008   10/25/2008    9/25/2008   4/25/2008
Last Principal Date         6/25/2035   9/25/2018    6/25/2014    3/25/2012   10/25/2010   11/25/2009   3/25/2009
Principal Windows (mos.)   285 to 357   53 to 156    37 to 105     37 to 78    37 to 61     36 to 50    31 to 42

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       41

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------
                  NET WAC CAP SCHEDULE
                 CLASS A-2 CERTIFICATES
--------------------------------------------------------
                      NET WAC   NET WAC    EFFECTIVE NET
PERIOD    PAY DATE    RATE(1)   RATE(2)   WAC RATE(2)(3)
--------------------------------------------------------
   1     10/25/2005     7.48%     7.89%       22.85%
   2     11/25/2005     6.08%     6.36%       21.39%
   3     12/25/2005     6.17%     6.57%       21.41%
   4      1/25/2006     6.08%     6.36%       21.23%
   5      2/25/2006     6.08%     6.36%       21.14%
   6      3/25/2006     6.36%     7.04%       21.30%
   7      4/25/2006     6.09%     6.35%       20.90%
   8      5/25/2006     6.17%     6.56%       20.85%
   9      6/25/2006     6.09%     6.35%       20.62%
  10      7/25/2006     6.18%     6.56%       20.55%
  11      8/25/2006     6.09%     6.35%       20.30%
  12      9/25/2006     6.09%     6.35%       20.13%
  13     10/25/2006     6.19%     6.56%       20.04%
  14     11/25/2006     6.10%     6.35%       19.75%
  15     12/25/2006     6.20%     6.56%       19.64%
  16      1/25/2007     6.11%     6.35%       19.33%
  17      2/25/2007     6.12%     6.35%       19.11%
  18      3/25/2007     6.46%     7.04%       19.21%
  19      4/25/2007     6.13%     6.36%       18.63%
  20      5/25/2007     6.25%     6.57%       18.49%
  21      6/25/2007     6.15%     6.36%       18.12%
  22      7/25/2007     8.66%     8.75%       11.77%
  23      8/25/2007     8.41%     8.46%       11.49%
  24      9/25/2007     8.41%     8.46%       11.46%
  25     10/25/2007     8.66%     8.74%       11.68%
  26     11/25/2007     8.40%     8.46%       11.40%
  27     12/25/2007     8.66%     8.74%       11.63%
  28      1/25/2008     8.90%     9.17%       12.06%
  29      2/25/2008     8.90%     9.17%       12.03%
  30      3/25/2008     9.46%     9.80%       12.58%
  31      4/25/2008     8.90%     9.16%       11.97%
  32      5/25/2008     9.17%     9.46%       12.23%
  33      6/25/2008     8.90%     9.16%       11.88%
  34      7/25/2008     9.23%    10.24%       12.76%
  35      8/25/2008     8.95%     9.90%       12.43%
  36      9/25/2008     8.94%     9.90%       12.41%
  37     10/25/2008     9.22%    10.22%       12.69%
  38     11/25/2008     8.94%     9.89%       12.36%
  39     12/25/2008     9.21%    10.21%       12.64%
  40      1/25/2009     8.95%    10.58%       13.02%
  41      2/25/2009     8.94%    10.58%       13.00%
  42      3/25/2009     9.84%    11.70%       14.04%
  43      4/25/2009     8.94%    10.56%       12.95%
  44      5/25/2009     9.21%    10.91%       13.26%
  45      6/25/2009     8.93%    10.55%       12.91%
  46      7/25/2009     9.21%    11.31%       13.64%
  47      8/25/2009     8.93%    10.94%       13.27%
  48      9/25/2009     8.93%    10.93%       13.24%
  49     10/25/2009     9.20%    11.29%       13.57%
  50     11/25/2009     8.92%    10.91%       13.20%
  51     12/25/2009     9.26%    11.27%       11.27%
  52      1/25/2010     8.96%    10.91%       10.91%
  53      2/25/2010     8.95%    10.90%       10.90%
  54      3/25/2010     9.91%    12.06%       12.06%
  55      4/25/2010     8.95%    10.88%       10.88%
  56      5/25/2010     9.24%    11.23%       11.23%
  57      6/25/2010     8.94%    10.86%       10.86%
  58      7/25/2010     9.39%    11.41%       11.41%
  59      8/25/2010     9.09%    11.03%       11.03%
  60      9/25/2010     9.08%    11.02%       11.02%
  61     10/25/2010     9.38%    11.37%       11.37%
  62     11/25/2010     9.07%    11.00%       11.00%
  63     12/25/2010     9.37%    11.35%       11.35%
  64      1/25/2011     9.08%    11.01%       11.01%
  65      2/25/2011     9.07%    11.00%       11.00%
  66      3/25/2011    10.04%    12.17%       12.17%
  67      4/25/2011     9.07%    10.98%       10.98%
  68      5/25/2011     9.36%    11.33%       11.33%
  69      6/25/2011     9.06%    10.96%       10.96%
  70      7/25/2011     9.36%    11.34%       11.34%
  71      8/25/2011     9.06%    10.96%       10.96%
  72      9/25/2011     9.05%    10.95%       10.95%
  73     10/25/2011     9.35%    11.30%       11.30%
  74     11/25/2011     9.04%    10.93%       10.93%
  75     12/25/2011     9.34%    11.28%       11.28%
  76      1/25/2012     9.03%    10.92%       10.92%
  77      2/25/2012     9.03%    10.90%       10.90%
  78      3/25/2012     9.65%    11.64%       11.64%
--------------------------------------------------------

(1)  Assumes 6-month LIBOR at 4.05813% and is run at the pricing speed to call.

(2)  Assumes the 6-month LIBOR is instantaneously increased to a rate of 20.00%
     and is run at the pricing speed to call.

(3)  Assumes the 1-month LIBOR is instantaneously increased to a rate of 20.00%, run at the pricing speed to call and payments are received from the Swap
     Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       42

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       43

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------
                  NET WAC CAP SCHEDULE
           MEZZANINE AND CLASS B CERTIFICATES
--------------------------------------------------------
                      NET WAC   NET WAC    EFFECTIVE NET
PERIOD    PAY DATE    RATE(1)   RATE(2)   WAC RATE(2)(3)
--------------------------------------------------------
   1     10/25/2005     7.48%     7.89%       22.85%
   2     11/25/2005     6.08%     6.36%       21.40%
   3     12/25/2005     6.17%     6.57%       21.41%
   4      1/25/2006     6.09%     6.36%       21.23%
   5      2/25/2006     6.09%     6.36%       21.14%
   6      3/25/2006     6.36%     7.04%       21.30%
   7      4/25/2006     6.09%     6.36%       20.90%
   8      5/25/2006     6.18%     6.57%       20.85%
   9      6/25/2006     6.09%     6.35%       20.62%
  10      7/25/2006     6.18%     6.57%       20.56%
  11      8/25/2006     6.09%     6.35%       20.30%
  12      9/25/2006     6.10%     6.35%       20.13%
  13     10/25/2006     6.19%     6.56%       20.04%
  14     11/25/2006     6.10%     6.35%       19.75%
  15     12/25/2006     6.21%     6.56%       19.65%
  16      1/25/2007     6.11%     6.35%       19.34%
  17      2/25/2007     6.12%     6.36%       19.11%
  18      3/25/2007     6.46%     7.04%       19.21%
  19      4/25/2007     6.13%     6.36%       18.64%
  20      5/25/2007     6.25%     6.58%       18.49%
  21      6/25/2007     6.15%     6.37%       18.12%
  22      7/25/2007     8.64%     8.72%       11.75%
  23      8/25/2007     8.39%     8.44%       11.47%
  24      9/25/2007     8.38%     8.44%       11.44%
  25     10/25/2007     8.64%     8.72%       11.66%
  26     11/25/2007     8.38%     8.44%       11.38%
  27     12/25/2007     8.64%     8.72%       11.60%
  28      1/25/2008     8.87%     9.14%       12.03%
  29      2/25/2008     8.87%     9.14%       12.00%
  30      3/25/2008     9.43%     9.76%       12.55%
  31      4/25/2008     8.86%     9.13%       11.94%
  32      5/25/2008     9.13%     9.43%       12.19%
  33      6/25/2008     8.87%     9.14%       11.86%
  34      7/25/2008     9.20%    10.21%       12.73%
  35      8/25/2008     8.92%     9.87%       12.40%
  36      9/25/2008     8.92%     9.87%       12.38%
  37     10/25/2008     9.19%    10.19%       12.66%
  38     11/25/2008     8.91%     9.85%       12.33%
  39     12/25/2008     9.19%    10.18%       12.62%
  40      1/25/2009     8.92%    10.55%       12.98%
  41      2/25/2009     8.92%    10.54%       12.96%
  42      3/25/2009     9.81%    11.66%       14.00%
  43      4/25/2009     8.92%    10.52%       12.91%
  44      5/25/2009     9.19%    10.86%       13.22%
  45      6/25/2009     8.91%    10.51%       12.87%
  46      7/25/2009     9.19%    11.27%       13.59%
  47      8/25/2009     8.91%    10.90%       13.23%
  48      9/25/2009     8.90%    10.89%       13.20%
  49     10/25/2009     9.18%    11.24%       13.52%
  50     11/25/2009     8.90%    10.87%       13.15%
  51     12/25/2009     9.23%    11.22%       11.22%
  52      1/25/2010     8.93%    10.87%       10.87%
  53      2/25/2010     8.93%    10.86%       10.86%
  54      3/25/2010     9.88%    12.01%       12.01%
  55      4/25/2010     8.92%    10.84%       10.84%
  56      5/25/2010     9.21%    11.19%       11.19%
  57      6/25/2010     8.91%    10.82%       10.82%
  58      7/25/2010     9.36%    11.36%       11.36%
  59      8/25/2010     9.05%    10.98%       10.98%
  60      9/25/2010     9.05%    10.97%       10.97%
  61     10/25/2010     9.35%    11.32%       11.32%
  62     11/25/2010     9.04%    10.95%       10.95%
  63     12/25/2010     9.34%    11.30%       11.30%
  64      1/25/2011     9.04%    10.96%       10.96%
  65      2/25/2011     9.04%    10.95%       10.95%
  66      3/25/2011    10.00%    12.11%       12.11%
  67      4/25/2011     9.03%    10.93%       10.93%
  68      5/25/2011     9.33%    11.28%       11.28%
  69      6/25/2011     9.02%    10.90%       10.90%
  70      7/25/2011     9.32%    11.28%       11.28%
  71      8/25/2011     9.02%    10.91%       10.91%
  72      9/25/2011     9.01%    10.89%       10.89%
  73     10/25/2011     9.31%    11.25%       11.25%
  74     11/25/2011     9.00%    10.87%       10.87%
  75     12/25/2011     9.30%    11.22%       11.22%
  76      1/25/2012     8.99%    10.86%       10.86%
  77      2/25/2012     8.99%    10.85%       10.85%
  78      3/25/2012     9.60%    11.58%       11.58%
--------------------------------------------------------

(1)  Assumes 6-month LIBOR at 4.05813%, and is run at the pricing speed to call.

(2)  Assumes the 6-month LIBOR is instantaneously increased to a rate of 20.00%
     and is run at the pricing speed to call.

(3)  Assumes the 1-month LIBOR is instantaneously increased to a rate of 20.00%, run at the pricing speed to call and payments are received from the Swap
     Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       44

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------
                   SWAP SCHEDULE
--------------------------------------------------
PERIOD   DISTRIBUTION DATE   NOTIONAL SCHEDULE ($)
--------------------------------------------------
   1         10/25/2005           956,617,152
   2         11/25/2005           945,530,873
   3         12/25/2005           932,503,991
   4          1/25/2006           917,036,828
   5          2/25/2006           900,231,515
   6          3/25/2006           881,605,476
   7          4/25/2006           861,224,675
   8          5/25/2006           839,270,433
   9          6/25/2006           816,375,820
  10          7/25/2006           792,600,396
  11          8/25/2006           768,010,592
  12          9/25/2006           742,679,314
  13         10/25/2006           716,685,474
  14         11/25/2006           690,113,462
  15         12/25/2006           663,052,551
  16          1/25/2007           635,596,247
  17          2/25/2007           607,841,576
  18          3/25/2007           579,888,335
  19          4/25/2007           551,838,289
  20          5/25/2007           523,794,338
  21          6/25/2007           495,832,102
  22          7/25/2007           124,467,578
  23          8/25/2007           119,203,168
  24          9/25/2007           114,176,482
  25         10/25/2007           109,375,999
  26         11/25/2007           104,790,801
  27         12/25/2007           100,410,525
  28          1/25/2008            96,225,344
  29          2/25/2008            92,225,935
  30          3/25/2008            88,403,452
  31          4/25/2008            84,749,497
  32          5/25/2008            81,256,102
  33          6/25/2008            76,726,437
  34          7/25/2008            69,432,959
  35          8/25/2008            66,699,141
  36          9/25/2008            64,078,268
  37         10/25/2008            61,565,370
  38         11/25/2008            59,155,713
  39         12/25/2008            56,726,731
  40          1/25/2009            54,517,333
  41          2/25/2009            52,397,837
  42          3/25/2009            50,364,360
  43          4/25/2009            48,413,201
  44          5/25/2009            46,540,826
  45          6/25/2009            44,743,866
  46          7/25/2009            43,019,107
  47          8/25/2009            41,363,478
  48          9/25/2009            39,774,053
  49         10/25/2009            38,248,035
  50         11/25/2009            36,782,754
--------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       45

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------
                      BREAKEVEN LOSSES
------------------------------------------------------------
                  STATIC LIBOR             FORWARD LIBOR
             ----------------------   ----------------------
  CLASS      CDR (%)   Cum Loss (%)   CDR (%)   Cum Loss (%)
------------------------------------------------------------
Class M-1     31.00%      23.05%       30.53%      22.85%
Class M-2     25.12%      20.27%       24.63%      20.02%
Class M-3     21.57%      18.35%       21.08%      18.07%
Class M-4     19.29%      17.00%       18.80%      16.70%
Class M-5     17.09%      15.60%       16.60%      15.28%
Class M-6     15.30%      14.39%       14.81%      14.04%
Class M-7     13.44%      13.04%       12.95%      12.68%
Class M-8     12.07%      12.00%       11.59%      11.62%
Class M-9     10.89%      11.06%       10.41%      10.66%
Class M-10     9.22%       9.65%        8.74%       9.23%
Class M-11     8.55%       9.06%        8.07%       8.63%
Class M-12     7.61%       8.21%        7.13%       7.76%
------------------------------------------------------------

ASSUMPTIONS:

o    Run at the Pricing Speed

o    40% loss severity

o    12 month lag from default to loss

o    Run to maturity

o    Triggers fail (i.e., no Stepdown)

o    "Break" is first dollar of principal loss

o    Defaults are in addition to prepayments

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       46

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
$752,436,000 (APPROXIMATE)
--------------------------------------------------------------------------------

----------------------------------------------------
           STATIC     FORWARD     FORWARD    FORWARD
PERIOD   XS SPREAD   XS SPREAD   1M LIBOR   6M LIBOR
----------------------------------------------------
   1        273         273      3.81875%   4.05813%
   2        195         195      3.90650%   4.12220%
   3        197         196      4.02260%   4.17760%
   4        195         194      4.05950%   4.21720%
   5        195         193      4.16860%   4.25790%
   6        201         198      4.19480%   4.27220%
   7        194         192      4.17160%   4.29170%
   8        196         193      4.24470%   4.31220%
   9        194         190      4.25420%   4.32200%
  10        196         191      4.28670%   4.33400%
  11        193         189      4.25890%   4.34540%
  12        193         187      4.30820%   4.36330%
  13        196         190      4.28490%   4.37510%
  14        193         186      4.30690%   4.39670%
  15        196         188      4.32610%   4.41620%
  16        192         184      4.34680%   4.43660%
  17        192         183      4.36740%   4.45680%
  18        204         193      4.38580%   4.47610%
  19        192         180      4.40620%   4.49680%
  20        196         183      4.42530%   4.49410%
  21        191         177      4.44410%   4.48960%
  22        433         381      4.46320%   4.48310%
  23        420         365      4.48200%   4.47450%
  24        419         362      4.50110%   4.46450%
  25        429         384      4.38920%   4.45070%
  26        416         368      4.39770%   4.45860%
  27        427         380      4.40590%   4.46660%
  28        464         433      4.41400%   4.47490%
  29        463         431      4.42150%   4.48180%
  30        486         457      4.42940%   4.48940%
  31        460         427      4.43710%   4.49680%
  32        471         439      4.44380%   4.49010%
  33        459         424      4.45180%   4.48260%
  34        476         452      4.45850%   4.47340%
  35        461         436      4.46550%   4.46460%
  36        460         433      4.47250%   4.45460%
  37        471         453      4.39510%   4.44260%
  38        464         443      4.39870%   4.44510%
  39        479         460      4.40060%   4.44800%
  40        469         446      4.40320%   4.44990%
  41        469         446      4.40590%   4.45180%
  42        507         489      4.40720%   4.45440%
  43        470         446      4.41010%   4.45780%
  44        483         461      4.41200%   4.48460%
  45        470         447      4.41430%   4.51520%
  46        483         468      4.41600%   4.54390%
  47        470         453      4.41880%   4.57490%
  48        470         452      4.43010%   4.60900%
  49        483         454      4.57750%   4.63840%
  50        470         438      4.58500%   4.64530%
  51        489         448      4.59130%   4.65210%
  52        475         438      4.59790%   4.65810%
  53        475         437      4.60440%   4.66400%
  54        518         488      4.60950%   4.67050%
  55        475         436      4.61630%   4.67670%
  56        489         452      4.62280%   4.67670%
  57        475         435      4.62850%   4.67690%
  58        505         469      4.63350%   4.67630%
  59        491         452      4.63980%   4.67670%
  60        491         451      4.64410%   4.67510%
  61        505         471      4.61740%   4.67290%
  62        491         453      4.62210%   4.67850%
  63        505         470      4.62600%   4.68140%
  64        492         455      4.63110%   4.68530%
  65        492         454      4.63470%   4.68930%
  66        535         505      4.63730%   4.69250%
  67        492         453      4.64290%   4.69680%
  68        507         470      4.64550%   4.70980%
  69        493         453      4.64910%   4.72170%
  70        508         474      4.65210%   4.73330%
  71        494         457      4.65570%   4.74650%
  72        494         457      4.65900%   4.75870%
  73        508         474      4.65900%   4.75870%
  74        495         457      4.65900%   4.75870%
  75        509         474      4.65900%   4.75870%
  76        496         460      4.65900%   4.75870%
  77        496         460      4.65900%   4.75870%
  78        525         494      4.65900%   4.75870%
----------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material") has been prepared by Banc of America Securities
LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The
Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       47

                      [Banc of America Securities(TM) LOGO]

--------------------------------------------------------------------------------

                        ASSET-BACKED FUNDING CORPORATION
                   ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1

                                COLLATERAL ANNEX

                               SEPTEMBER 21, 2005

o    The numbers may not add up to 100% due to rounding.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

SUMMARY                                                                    TOTAL          MINIMUM      MAXIMUM
-----------------------------------------------------------------------------------------------------------------

Aggregate Principal Balance                                           $904,826,684.26
Number of Loans                                                                 4,809
Average Original Loan Balance                                         $    188,527.82   $14,000.00   $999,999.00
Average Current Loan Balance                                          $    188,152.77   $13,980.25   $999,999.00
(1) Weighted Average Combined Original LTV                                      82.41%       11.52%       100.00%
(1) Weighted Average Gross Coupon                                               7.090%       4.250%       12.875%
(1)(2) Weighted Average Gross Margin                                            6.317%       3.388%        9.250%
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                 23            2            57
(1) Weighted Average Remaining Term to Maturity (months)                          337          116           358
(1)(3) Weighted Average Credit Score                                              645          500           814
-----------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.

(2)  Adjustable Loans Only

(3)  100.00% of the Mortgage Loans have Credit Scores.

--------------------------------------------------------------------------------
Product Type                                   Adjustable                 81.40%
                                               Fixed                      18.60%

Fully Amortizing Mortgage Loans                                           44.00%
Interest Only Loans                                                       24.21%
Balloon Loans                                                             31.79%

Lien:                                          First                      89.81%
                                               Second                     10.19%

Property Type                                  Single Family Residence    73.32%
                                               Planned Unit Development   16.28
                                               Condominium                 8.68
                                               Two-to-Four Family          1.73

Geographic Distribution(Top 5 States)          California                 48.52%
                                               New York                    6.07
                                               Maryland                    4.61
                                               Florida                     3.86
                                               Virginia                    3.83

Number of States                               48
Largest Zip Code Concentration                 94531
Loans with Prepayment Penalties                                           67.22%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

---------------------------------------------------------------------------------------------------------------------------------
                                                     PERCENT                                           W.A.        W.A.
                        NUMBER                       OF LOANS                               W.A.     ORIGINAL   REMAINING    W.A.
                          OF         AGGREGATE          BY               W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
                       MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
MORTGAGE COUPONS (%)    LOANS         BALANCE        BALANCE     DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
---------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500                2    $  1,198,229.87      0.13%    41.74%   4.346%    742     80.00%       360        357        3
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000               13       4,887,604.60      0.54     35.67    4.903     697     76.58        360        357        3
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500              102      32,071,686.56      3.54     40.65    5.369     674     77.72        359        356        3
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000              453     135,731,600.20     15.00     40.14    5.860     669     79.65        359        356        3
---------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500              668     184,262,110.21     20.36     40.79    6.324     654     79.95        359        356        3
---------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000              833     209,374,017.06     23.14     40.81    6.801     644     80.59        359        355        3
---------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500              492     109,396,045.93     12.09     40.50    7.298     636     81.24        358        355        3
---------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000              361      74,636,996.86      8.25     41.30    7.795     615     81.81        355        352        3
---------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500              317      46,011,429.13      5.09     40.63    8.338     612     85.15        332        328        3
---------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000              236      24,991,798.32      2.76     41.15    8.794     608     88.42        296        293        3
---------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500              209      16,529,962.90      1.83     40.05    9.399     659     96.96        219        215        3
---------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000             412      25,182,115.68      2.78     40.56    9.910     651     97.72        199        195        3
---------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500            208      12,644,800.65      1.40     40.56   10.385     643     98.81        188        185        3
---------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000            319      19,008,038.83      2.10     42.71   10.871     636     98.90        181        178        3
---------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500            142       6,576,279.16      0.73     40.74   11.318     622     97.94        182        178        3
---------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000             24       1,387,347.78      0.15     44.15   11.931     621     99.26        182        179        3
---------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500             16         857,477.28      0.09     38.82   12.485     612     93.67        180        177        3
---------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000              2          79,143.24      0.01     23.69   12.851     615     99.05        180        177        3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   4,809    $904,826,684.26    100.00%    40.69%   7.090%    645     82.41%       341        337        3
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     W.A.        W.A.
                     NUMBER                      PERCENT OF                               W.A.     ORIGINAL   REMAINING    W.A.
                       OF         AGGREGATE       LOANS BY             W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
COMBINED ORIGINAL   MORTGAGE      PRINCIPAL       PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
LTV (%)               LOANS        BALANCE         BALANCE     DTI    COUPON    SCORE     LTV        (MOS)      (MOS)     (MOS)
-------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00             2    $     83,546.70       0.01%    40.68%  8.820%     575     11.93%       156        152        4
15.01 - 20.00             4         178,451.33       0.02     38.36   9.909      642     18.10        265        260        4
20.01 - 25.00             3         273,430.71       0.03     35.64   8.516      584     22.84        360        357        3
25.01 - 30.00             4         463,356.83       0.05     41.44   6.644      612     28.59        360        357        3
30.01 - 35.00             5         644,468.32       0.07     40.90   7.584      588     33.44        360        356        4
35.01 - 40.00            10       1,611,345.59       0.18     43.99   6.734      606     36.64        360        357        3
40.01 - 45.00            13       1,940,235.80       0.21     32.85   6.613      619     43.60        336        333        3
45.01 - 50.00            15       2,945,346.98       0.33     36.61   6.692      626     47.00        360        356        4
50.01 - 55.00            21       5,182,034.86       0.57     40.85   6.761      611     53.55        351        347        3
55.01 - 60.00            48      10,657,070.29       1.18     38.72   7.004      602     57.52        358        355        3
60.01 - 65.00            51      12,150,123.25       1.34     39.50   6.851      602     63.03        356        353        3
65.01 - 70.00           113      29,503,946.30       3.26     38.98   6.801      600     68.39        357        353        3
70.01 - 75.00           160      42,917,365.73       4.74     41.18   6.835      613     73.74        357        354        3
75.01 - 80.00         1,993     493,910,901.54      54.59     40.88   6.588      657     79.86        360        356        3
80.01 - 85.00           243      58,597,092.44       6.48     39.98   7.056      613     84.31        358        354        3
85.01 - 90.00           411      99,952,470.85      11.05     40.64   7.048      637     89.51        354        351        3
90.01 - 95.00           312      57,896,559.62       6.40     40.63   7.726      640     94.64        340        337        3
95.01 - 100.00        1,401      85,918,937.12       9.50     41.23   9.930      663     99.96        186        183        3
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                4,809    $904,826,684.26     100.00%    40.69%  7.090%     645     82.41%       341        337        3
-------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       W.A.       W.A.
                            NUMBER                    PERCENT OF                             W.A.    ORIGINAL  REMAINING   W.A.
                              OF        AGGREGATE      LOANS BY            W.A.     W.A.   COMBINED   TERM TO   TERM TO    LOAN
PRINCIPAL BALANCE          MORTGAGE     PRINCIPAL      PRINCIPAL   W.A.    GROSS   CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
($)                          LOANS       BALANCE        BALANCE    DTI    COUPON    SCORE    LTV       (MOS)     (MOS)    (MOS)
-------------------------------------------------------------------------------------------------------------------------------

less than 50,000.00            727   $ 23,817,849.81      2.63%   40.02%  10.019%    645    97.04%      193       190       3
50,000.01 - 100,000.00       1,063     78,381,131.97      8.66    40.54    8.988     649    91.76       252       248       3
100,000.01 - 150,000.00        684     84,590,034.07      9.35    40.31    7.658     634    84.19       318       315       3
150,000.01 - 200,000.00        539     94,887,995.79     10.49    40.68    7.126     632    80.49       348       345       3
200,000.01 - 250,000.00        422     94,627,998.66     10.46    40.72    6.787     639    79.56       359       356       3
250,000.01 - 300,000.00        418    115,246,340.90     12.74    41.73    6.694     641    80.02       359       356       3
300,000.01 - 350,000.00        276     89,634,106.13      9.91    41.31    6.699     649    80.94       359       356       3
350,000.01 - 400,000.00        219     81,993,769.84      9.06    40.83    6.705     654    81.47       360       357       3
400,000.01 - 450,000.00        132     56,159,597.44      6.21    41.81    6.646     640    80.59       359       355       3
450,000.01 - 500,000.00        103     48,874,467.37      5.40    40.95    6.470     659    81.72       358       355       3
500,000.01 - 550,000.00         80     42,003,239.12      4.64    40.18    6.565     661    82.43       360       357       3
550,000.01 - 600,000.00         53     30,544,257.26      3.38    37.99    6.716     657    80.89       360       356       4
600,000.01 - 650,000.00         43     26,943,287.20      2.98    39.97    6.535     655    82.17       360       357       3
650,000.01 - 700,000.00         20     13,403,239.75      1.48    38.54    6.463     649    81.69       360       357       3
700,000.01 - 750,000.00         12      8,724,631.46      0.96    40.19    6.276     658    78.63       360       357       3
750,000.01 - 800,000.00          9      6,971,620.22      0.77    44.62    6.340     658    77.02       360       357       3
800,000.01 - 850,000.00          4      3,340,631.01      0.37    35.03    6.882     627    74.01       360       357       3
850,000.01 - 900,000.00          2      1,777,228.86      0.20    27.14    6.503     627    85.06       360       356       4
900,000.01 - 950,000.00          1        950,000.00      0.10    26.01    6.500     653    69.19       360       357       3
950,000.01 - 1,000,000.00        2      1,955,257.40      0.22    32.19    5.875     725    84.85       360       357       3
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,809   $904,826,684.26    100.00%   40.69%   7.090%    645    82.41%      341       337       3
-------------------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     W.A.        W.A.
                     NUMBER                      PERCENT OF                               W.A.     ORIGINAL   REMAINING    W.A.
                       OF         AGGREGATE       LOANS BY             W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
ORIGINAL TERM TO    MORTGAGE      PRINCIPAL       PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
MATURITY (MONTHS)     LOANS        BALANCE         BALANCE     DTI    COUPON    SCORE     LTV        (MOS)      (MOS)     (MOS)
-------------------------------------------------------------------------------------------------------------------------------

120                       1    $     58,660.43       0.01%    47.45%  7.800%     555     12.10%       120        116        4
180                   1,550      96,743,379.77      10.69     41.21   9.872      660     98.08        180        177        3
240                      11         574,720.33       0.06     43.13   8.609      654     72.97        240        236        4
360                   3,247     807,449,923.73      89.24     40.63   6.756      643     80.54        360        357        3
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                4,809    $904,826,684.26     100.00%    40.69%  7.090%     645     82.41%       341        337        3
-------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     W.A.        W.A.
                     NUMBER                      PERCENT OF                               W.A.     ORIGINAL   REMAINING    W.A.
                       OF         AGGREGATE       LOANS BY             W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
REMAINING TERM TO   MORTGAGE      PRINCIPAL       PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
MATURITY (MONTHS)     LOANS        BALANCE         BALANCE     DTI    COUPON    SCORE     LTV        (MOS)      (MOS)     (MOS)
-------------------------------------------------------------------------------------------------------------------------------

116 - 120                 1    $     58,660.43       0.01%    47.45%  7.800%     555     12.10%       120        116         4
171 - 175                70       5,222,681.95       0.58     40.01   9.410      638     93.40        180        175         5
176 - 180             1,480      91,520,697.82      10.11     41.28   9.899      661     98.34        180        177         3
231 - 235                 3         134,616.86       0.01     44.89   8.417      634     85.88        240        235         5
236 - 240                 8         440,103.47       0.05     42.59   8.668      660     69.03        240        236         4
346 - 350                 2         396,785.82       0.04     50.67   7.278      549     78.56        360        350        10
351 - 355               135      32,150,834.15       3.55     39.89   6.984      624     81.11        360        355         5
356 - 360             3,110     774,902,303.76      85.64     40.65   6.746      644     80.52        360        357         3
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                4,809    $904,826,684.26     100.00%    40.69%  7.090%     645     82.41%       341        337         3
-------------------------------------------------------------------------------------------------------------------------------

CREDIT SCORE

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     W.A.        W.A.
                     NUMBER                      PERCENT OF                               W.A.     ORIGINAL   REMAINING    W.A.
                       OF         AGGREGATE       LOANS BY             W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
                    MORTGAGE      PRINCIPAL       PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
CREDIT SCORE          LOANS        BALANCE         BALANCE     DTI    COUPON    SCORE     LTV        (MOS)      (MOS)     (MOS)
-------------------------------------------------------------------------------------------------------------------------------

801 - 850                14    $  2,414,754.34       0.27%    35.90%  6.559%     807     84.50%       343        340        3
751 - 800               177      36,849,448.66       4.07     38.62   6.639      770     83.07        337        334        3
701 - 750               542     108,360,345.95      11.98     40.41   6.872      720     83.47        335        332        3
651 - 700             1,347     266,026,448.47      29.40     40.69   6.944      673     83.41        338        334        3
601 - 650             1,706     311,044,120.41      34.38     41.26   7.092      626     82.47        340        337        3
551 - 600               760     128,681,394.74      14.22     40.13   7.326      580     81.23        347        343        3
501 - 550               258      50,617,646.45       5.59     40.95   8.051      524     77.07        358        355        4
451 - 500                 5         832,525.24       0.09     40.21   7.734      500     70.18        360        357        3
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                4,809    $904,826,684.26     100.00%    40.69%  7.090%     645     82.41%       341        337        3
-------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.       W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PROPERTY TYPE                     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

Single Family Residence           3,544   $663,373,848.41      73.32%    40.99%  7.092%   643    82.38%      341       338       3
Planned Unit Development            734    147,275,390.43      16.28     39.64   7.114    649    82.88       340       337       3
Condominium                         476     78,506,644.37       8.68     40.39   7.038    657    82.67       338       335       3
Two-to-Four Family                   55     15,670,801.05       1.73     39.64   7.057    657    77.83       347       343       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69%  7.090%   645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.       W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
OCCUPANCY STATUS                  LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

Primary                           4,525   $851,223,313.50      94.08%    40.72%  7.077%   642    82.32%      340       337       3
Second/Vacation                     153     27,503,074.59       3.04     40.95   7.068    704    83.43       343       339       3
Investment                          131     26,100,296.17       2.88     39.57   7.551    672    84.01       357       354       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69%  7.090%   645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.       W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
DOCUMENTATION                     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation                2,141   $358,645,713.55      39.64%    41.13%  7.018%   632    83.19%      342       339       3
Stated Income/Verified Assets
(Streamlined)                     1,439    255,469,998.04      28.23     41.55   7.417    674    83.53       330       327       3
Stated Income Documentation         515    139,588,388.64      15.43     40.18   6.908    633    77.74       355       352       3
Limited Documentation               578    123,646,908.23      13.67     38.75   6.852    637    83.37       342       339       3
Lite Documentation                  112     21,576,598.52       2.38     38.71   6.998    651    81.41       341       338       4
Full-Alternative Documentation       24      5,899,077.28       0.65     36.82   6.938    624    80.40       346       343       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69%  7.090%   645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.       W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
LOAN PURPOSE                      LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

Purchase                          2,874   $480,967,713.06      53.16%    40.83%  7.176%   665    84.05%      333       329       3
C/O Refi                          1,765    392,616,151.93      43.39     40.70   6.988    622    80.47       350       347       3
R/T Refi                            136     27,252,951.75       3.01     38.84   7.056    624    81.94       349       346       3
Texas C/O Refi                       34      3,989,867.52       0.44     36.13   7.046    620    78.19       346       343       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69%  7.090%   645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             W.A.      W.A.
                                 NUMBER                      PERCENT                               W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PRODUCT TYPE                     LOANS        BALANCE        BALANCE      DTI   COUPON  SCORE      LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

0.5/29.5 6 ML                         3   $    518,787.41       0.06%    25.26%  6.980%   593    84.01%      360       357       3
10 YR FIXED                           1         58,660.43       0.01     47.45   7.800    555    12.10       120       116       4
15 YR FIXED                          56      5,617,728.17       0.62     42.24   7.541    634    79.52       180       176       4
15/30 BALLOON                     1,494     91,125,651.60      10.07     41.14  10.016    661    99.22       180       177       3
20 YR FIXED                          11        574,720.33       0.06     43.13   8.609    654    72.97       240       236       4
2/28 6 ML                         1,435    306,014,271.33      33.82     41.25   7.055    629    80.41       360       357       3
2/28 6 ML with 10 yr IO              29      7,504,508.45       0.83     38.28   6.563    669    81.98       360       357       3
2/28 6 ML with 5 yr IO              577    180,397,539.19      19.94     38.53   6.367    670    81.56       360       357       3
2/28 6 ML 30/40 BALLOON             600    176,351,607.15      19.49     42.36   6.747    631    80.79       360       357       3
30 YR FIXED                         304     59,585,444.72       6.59     39.87   6.904    644    78.41       360       357       3
30 YR FIXED 30/40 BALLOON            45     11,369,340.03       1.26     38.99   6.697    639    78.38       360       357       3
3/27 6 ML                            69     13,532,074.23       1.50     42.22   6.801    634    82.18       360       357       3
3/27 6 ML with 10 yr IO               1        660,000.00       0.07     47.67   5.850    629    80.00       360       357       3
3/27 6 ML with 5 yr IO               15      4,442,635.81       0.49     39.22   6.329    688    83.42       360       357       3
3/27 6 ML 30/40 BALLOON              15      3,545,178.82       0.39     43.26   6.299    629    80.89       360       357       3
5/25 6 ML                            53     12,350,937.18       1.37     41.86   6.344    676    75.00       360       357       3
5/25 6 ML with 10 yr IO               5      2,175,420.00       0.24     38.78   6.319    654    84.93       360       357       3
5/25 6 ML with 5 yr IO               77     23,886,658.79       2.64     38.30   6.205    682    79.50       360       357       3
5/25 6 ML 30/40 BALLOON              19      5,115,520.62       0.57     38.29   5.953    673    80.46       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69%  7.090%   645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

IO TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.       W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS             W.A.   W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
IO TERM (MONTHS)                 LOANS        BALANCE         BALANCE     DTI   COUPON  SCORE      LTV     (MOS)     (MOS)     (MOS)
------------------------------------------------------------------------------------------------------------------------------------

0                                 4,105   $685,759,922.02      75.79%    41.38% 7.325%    637    82.72%      334       331       3
60                                  669    208,726,833.79      23.07     38.51  6.348     672    81.36       360       357       3
120                                  35     10,339,928.45       1.14     38.98  6.466     664    82.47       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69% 7.090%    645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

LIEN POSITION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.      W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING  W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
LIEN POSITION                    LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

1                                 3,289   $812,603,554.59      89.81%    40.64%  6.758%   643    80.50%      359       356       3
2                                 1,520     92,223,129.67      10.19     41.15  10.016    661    99.22       180       177       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69%  7.090%   645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.      W.A.
                                 NUMBER                       PERCENT                              W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
PREPAYMENT PENALTY TERM         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
(MONTHS)                         LOANS        BALANCE         BALANCE     DTI   COUPON  SCORE      LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

0                                 1,723   $296,620,720.48      32.78%    40.78%  7.322%   649    83.28%      335       332       3
6                                     1         53,015.11       0.01     48.20  10.550    547    90.00       360       356       4
12                                  153     38,532,419.86       4.26     40.78   6.933    663    80.43       346       342       3
24                                2,542    496,018,645.05      54.82     40.76   6.993    641    82.38       342       339       3
36                                  390     73,601,883.76       8.13     39.83   6.891    648    80.05       347       344       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69%  7.090%   645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        10

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     W.A.       W.A.
                          NUMBER                      PERCENT                              W.A.    ORIGINAL  REMAINING   W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE        BALANCE      DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------

California                 1,724   $438,978,845.67      48.52%    40.70% 6.912%    651    81.88%      341       337       3
New York                     241     54,966,036.05       6.07     41.91  7.045     653    81.70       342       339       3
Maryland                     228     41,727,857.99       4.61     41.08  7.290     632    82.78       340       337       3
Florida                      268     34,954,091.52       3.86     40.42  7.384     642    83.08       339       335       3
Virginia                     187     34,622,742.41       3.83     42.15  7.463     645    82.35       335       332       3
New Jersey                   147     33,995,422.42       3.76     41.26  6.939     638    81.55       341       338       3
Texas                        338     32,303,967.86       3.57     37.85  7.563     639    84.05       334       330       3
Washington                   188     27,281,431.07       3.02     42.49  7.333     623    85.07       336       333       3
Massachusetts                131     26,194,440.10       2.89     42.03  6.707     654    82.82       343       340       3
Arizona                      146     25,623,618.69       2.83     40.84  7.196     651    82.29       345       341       3
Nevada                       133     24,702,449.33       2.73     38.35  7.142     656    82.05       342       339       3
Illinois                     168     24,060,558.08       2.66     41.02  7.322     636    84.30       343       340       3
Connecticut                   57      9,728,891.97       1.08     41.18  7.193     632    81.91       347       344       3
Pennsylvania                  86      8,895,494.78       0.98     37.52  7.576     615    82.53       344       340       3
Georgia                       56      7,162,317.73       0.79     35.46  7.493     643    83.70       341       338       3
North Carolina                60      6,437,948.23       0.71     36.10  7.472     634    82.18       337       333       4
District of Columbia          31      6,179,535.20       0.68     41.41  7.089     625    78.48       350       347       3
Louisiana                     75      6,140,057.22       0.68     39.25  7.741     616    85.23       342       338       3
Oregon                        36      5,013,054.63       0.55     40.10  7.145     629    83.23       336       333       4
New Hampshire                 27      4,338,666.58       0.48     42.79  7.084     628    79.81       345       342       3
Missouri                      54      4,236,313.89       0.47     43.10  7.850     626    87.36       339       336       3
Colorado                      33      4,234,565.19       0.47     43.91  6.827     634    84.86       351       347       4
Tennessee                     48      4,043,944.03       0.45     41.44  7.382     624    82.61       345       342       3
Michigan                      31      3,799,844.76       0.42     40.00  7.437     624    87.36       348       345       4
Wisconsin                     33      3,430,417.90       0.38     40.35  7.475     619    83.95       344       341       3
Rhode Island                  18      3,220,549.78       0.36     37.38  6.582     640    80.61       346       342       3
Idaho                         33      2,956,514.23       0.33     35.66  7.772     621    83.65       329       326       3
Ohio                          33      2,725,961.69       0.30     36.47  7.699     637    84.16       342       338       3
Delaware                      14      2,402,977.15       0.27     39.90  6.711     631    85.35       352       349       3
Indiana                       19      2,251,761.96       0.25     39.57  8.082     618    85.30       352       348       4
Oklahoma                      22      2,177,848.81       0.24     44.65  7.635     647    83.87       337       334       3
Maine                         14      2,166,842.82       0.24     42.33  7.051     630    82.32       346       343       3
Mississippi                   32      2,126,274.35       0.23     40.05  8.284     615    84.65       332       328       3
Montana                       12      1,958,922.39       0.22     40.24  7.451     642    81.33       344       341       3
New Mexico                    20      1,813,013.00       0.20     37.59  7.737     632    80.00       322       318       3
Kansas                        10      1,407,985.31       0.16     49.19  8.013     588    86.39       346       343       4
Minnesota                      9      1,307,224.67       0.14     42.38  7.348     622    85.10       342       338       3
Arkansas                      10      1,115,446.22       0.12     33.13  8.020     615    89.40       352       349       4
South Carolina                11      1,075,341.19       0.12     42.17  7.526     622    88.88       349       345       3
Utah                           6        910,592.00       0.10     39.47  6.925     662    81.64       354       351       3
West Virginia                  7        899,267.26       0.10     42.65  7.440     626    81.98       355       352       3
Vermont                        2        352,807.70       0.04     49.78  6.838     623    85.48       360       355       5
Wyoming                        3        282,127.18       0.03     47.47  6.818     610    85.08       308       305       3
North Dakota                   2        179,124.65       0.02     46.97  8.136     675    94.29       360       356       4
Kentucky                       3        163,341.54       0.02     39.78  7.339     617    82.10       341       337       4
Iowa                           1        108,684.58       0.01     24.07  7.675     610    88.40       360       356       4
South Dakota                   1         87,883.78       0.01     46.46  6.500     591    80.00       360       357       3
Alabama                        1         83,678.70       0.01     32.66  6.250     646    80.00       360       356       4
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,809   $904,826,684.26     100.00%    40.69% 7.090%    645    82.41%      341       337       3
-----------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      W.A.        W.A.
                    NUMBER                        PERCENT                                   W.A.    ORIGINAL   REMAINING    W.A.
                      OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED    TERM TO    TERM TO    LOAN
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.   GROSS    CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
GROSS MARGIN (%)     LOANS        BALANCE         BALANCE       DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
--------------------------------------------------------------------------------------------------------------------------------

3.001 - 3.500            1    $     99,935.14        0.01%     35.97%  8.200%     637     80.00%       360        356        4
3.501 - 4.000            1         520,000.00        0.07      41.59   5.990      691     80.00        360        356        4
4.001 - 4.500           95      18,459,670.48        2.51      41.47   6.788      643     81.54        360        357        3
4.501 - 5.000           30       8,044,649.59        1.09      38.58   5.847      654     76.74        360        356        4
5.001 - 5.500          322      96,621,792.78       13.12      41.76   6.064      661     78.88        360        357        3
5.501 - 6.000          594     166,981,236.02       22.67      40.21   6.313      654     79.65        360        357        3
6.001 - 6.500          696     181,748,112.59       24.68      40.23   6.691      646     80.55        360        357        3
6.501 - 7.000          560     137,575,780.30       18.68      40.60   7.018      637     81.04        360        357        3
7.001 - 7.500          306      71,098,978.21        9.65      41.70   7.476      623     83.31        360        357        3
7.501 - 8.000          244      47,777,651.96        6.49      41.54   7.806      617     84.31        360        357        3
8.001 - 8.500           29       4,995,680.18        0.68      38.50   8.379      598     83.21        360        356        4
8.501 - 9.000           17       2,172,643.44        0.29      38.11   9.056      581     85.77        360        357        3
9.001 - 9.500            3         399,008.29        0.05      36.78   8.513      534     83.69        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,898    $736,495,138.98      100.00%     40.71%  6.745%     643     80.75%       360        357        3
--------------------------------------------------------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      W.A.        W.A.
                    NUMBER                        PERCENT                                   W.A.    ORIGINAL   REMAINING    W.A.
                      OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED    TERM TO    TERM TO    LOAN
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.   GROSS    CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
INITIAL CAP (%)      LOANS        BALANCE         BALANCE       DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
--------------------------------------------------------------------------------------------------------------------------------

1.000                   22    $  4,819,887.32        0.65%     35.88%  6.838%     640     81.22%       360        356        4
1.500                  152      37,739,481.99        5.12      40.95   7.238      622     79.83        360        356        4
3.000                2,643     667,661,084.55       90.65      40.83   6.738      643     80.83        360        357        3
5.000                   81      26,274,685.12        3.57      38.29   6.186      682     79.92        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,898    $736,495,138.98      100.00%     40.71%  6.745%     643     80.75%       360        357        3
--------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      W.A.        W.A.
                    NUMBER                        PERCENT                                   W.A.    ORIGINAL   REMAINING    W.A.
                      OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED    TERM TO    TERM TO    LOAN
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.   GROSS    CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
PERIODIC CAP (%)     LOANS        BALANCE         BALANCE       DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
--------------------------------------------------------------------------------------------------------------------------------

0.500                    1    $    193,600.70        0.03%     37.78%  7.625%     629     90.00%       360        356        4
1.000                2,884     734,149,741.32       99.68      40.71   6.742      643     80.76        360        357        3
1.500                    2         472,719.58        0.06      42.18   6.319      728     80.00        360        357        3
2.000                   11       1,679,077.38        0.23      41.32   7.861      596     75.77        360        356        4
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,898    $736,495,138.98      100.00%     40.71%  6.745%     643     80.75%       360        357        3
--------------------------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      W.A.        W.A.
                    NUMBER                        PERCENT                                   W.A.    ORIGINAL   REMAINING    W.A.
                      OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED    TERM TO    TERM TO    LOAN
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.   GROSS    CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
MAXIMUM RATE (%)     LOANS        BALANCE         BALANCE       DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
--------------------------------------------------------------------------------------------------------------------------------

10.501 - 11.000          2    $  1,198,229.87        0.16%     41.74%   4.346%    742     80.00%       360        357        3
--------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500         21       6,787,918.96        0.92      36.18    5.470     675     78.43        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000        100      32,253,956.59        4.38      40.72    5.379     675     77.74        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500        421     127,740,635.30       17.34      40.40    5.857     667     79.92        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000        585     160,431,229.36       21.78      40.81    6.317     654     80.03        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500        727     187,200,746.75       25.42      40.85    6.798     645     81.04        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000        420      97,117,053.74       13.19      40.68    7.294     635     81.37        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500        296      66,586,666.46        9.04      41.33    7.789     613     81.74        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000        184      35,560,720.97        4.83      40.67    8.329     592     82.56        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500         92      15,151,700.72        2.06      41.34    8.728     569     83.72        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000         25       3,271,101.36        0.44      35.42    9.225     553     88.09        360        356        4
--------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500         17       2,452,052.35        0.33      39.06    9.784     563     86.58        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000          5         586,517.33        0.08      45.04   10.185     545     87.32        360        355        5
--------------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500          2         109,908.67        0.01      48.83   10.744     524     84.74        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000          1          46,700.55        0.01      38.37   11.125     527     85.00        360        357        3
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,898    $736,495,138.98      100.00%     40.71%   6.745%    643     80.75%       360        357        3
--------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

---------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                      W.A.       W.A.
                                 NUMBER                     OF LOANS                           W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED   TERM TO    TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MINIMUM RATE (%)                  LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
---------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500                         2   $  1,198,229.87     0.16%   41.74%  4.346%   742    80.00%      360       357       3
4.501 - 5.000                        12      4,694,666.18     0.64    35.67   4.899    695    76.44       360       357       3
5.001 - 5.500                       100     31,893,368.14     4.33    40.70   5.369    674    77.72       360       357       3
5.501 - 6.000                       423    128,408,868.75    17.44    40.40   5.858    667    79.91       360       357       3
6.001 - 6.500                       585    160,504,263.34    21.79    40.78   6.315    654    80.03       360       357       3
6.501 - 7.000                       732    188,530,853.27    25.60    40.87   6.798    645    81.03       360       357       3
7.001 - 7.500                       424     98,039,268.27    13.31    40.69   7.299    635    81.53       360       357       3
7.501 - 8.000                       294     66,155,771.04     8.98    41.29   7.791    613    81.70       360       357       3
8.001 - 8.500                       187     35,852,371.02     4.87    40.63   8.329    591    82.34       360       357       3
8.501 - 9.000                        92     15,127,163.62     2.05    41.11   8.740    569    84.01       360       357       3
9.001 - 9.500                        23      2,956,781.38     0.40    35.61   9.290    556    88.85       360       356       4
9.501 - 10.000                       17      2,448,321.75     0.33    39.01   9.782    563    85.38       360       357       3
10.001 - 10.500                       4        528,603.13     0.07    46.26  10.258    539    92.00       360       355       5
10.501 - 11.000                       2        109,908.67     0.01    48.83  10.744    524    84.74       360       357       3
11.001 - 11.500                       1         46,700.55     0.01    38.37  11.125    527    85.00       360       357       3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,898   $736,495,138.98   100.00%   40.71%  6.745%   643    80.75%      360       357       3
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

-----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                        W.A.       W.A.
                                 NUMBER                     OF LOANS                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.     W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS   CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
NEXT RATE ADJUSTMENT DATE         LOANS       BALANCE       BALANCE    DTI    COUPON    SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

November 1, 2005                      1   $    123,624.76     0.02%   39.25%   8.175%    517    79.49%      360       356        4
December 1, 2005                      2        395,162.65     0.05    20.88    6.606     617    85.43       360       357        3
November 1, 2006                      1         98,380.84     0.01    49.56    8.500     505    75.00       360       350       10
December 1, 2006                      2        496,014.98     0.07    40.55    6.665     556    76.17       360       351        9
January 1, 2007                       1        240,447.09     0.03    38.82    7.350     536    72.67       360       352        8
March 1, 2007                         6      1,275,623.18     0.17    42.33    8.406     588    90.09       360       354        6
April 1, 2007                        95     24,554,501.09     3.33    38.40    6.909     624    81.08       360       355        5
May 1, 2007                         655    161,908,596.43    21.98    40.62    6.821     640    81.09       360       356        4
June 1, 2007                      1,879    481,115,281.60    65.32    40.94    6.758     643    80.72       360       357        3
July 1, 2007                          1        227,825.27     0.03    40.91    6.990     648    80.00       360       358        2
January 1, 2008                       1        162,266.74     0.02    49.11    7.800     640    80.00       360       352        8
February 1, 2008                      1        178,869.75     0.02    46.08    6.625     692    80.00       360       353        7
April 1, 2008                         2        240,645.89     0.03    41.98    7.257     623    80.00       360       355        5
May 1, 2008                          26      5,321,919.68     0.72    42.29    6.773     633    79.88       360       356        4
June 1, 2008                         69     16,132,950.76     2.19    41.68    6.520     647    82.96       360       357        3
July 1, 2008                          1        143,236.04     0.02    45.90    6.425     662    84.91       360       358        2
April 1, 2010                         2        417,239.66     0.06    44.26    6.803     675    80.00       360       355        5
May 1, 2010                          34      8,174,123.14     1.11    39.31    6.422     686    81.32       360       356        4
June 1, 2010                        119     35,288,429.43     4.79    39.36    6.183     676    78.13       360       357        3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,898   $736,495,138.98   100.00%   40.71%   6.745%    643    80.75%      360       357        3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

DTI

---------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                      W.A.       W.A.
                                 NUMBER                     OF LOANS                           W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
DTI (%)                           LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
---------------------------------------------------------------------------------------------------------------------------------

0.00 - 4.99                           5   $  1,222,220.55     0.14%    3.13%  6.588%   684    93.09%      349       346       4
5.00 - 9.99                          12      3,698,109.78     0.41     7.75   7.059    614    80.16       347       343       3
10.00 - 14.99                        33      5,619,875.68     0.62    12.35   6.781    666    82.72       339       335       4
15.00 - 19.99                        72     13,181,033.84     1.46    17.70   6.959    648    81.25       350       346       3
20.00 - 24.99                       150     25,894,192.79     2.86    22.74   7.143    642    82.32       340       337       3
25.00 - 29.99                       311     52,298,191.10     5.78    27.57   7.045    645    81.50       344       341       3
30.00 - 34.99                       533     99,272,127.42    10.97    32.67   6.996    648    81.59       344       340       3
35.00 - 39.99                       838    157,073,995.78    17.36    37.75   7.062    652    82.62       340       337       3
40.00 - 44.99                     1,171    228,225,433.10    25.22    42.63   7.100    646    82.41       340       336       3
45.00 - 49.99                     1,303    245,548,698.01    27.14    47.65   7.207    642    82.58       338       335       3
50.00 - 54.99                       326     61,786,592.34     6.83    52.21   6.929    634    83.25       345       342       3
55.00 >=                             55     11,006,213.87     1.22    56.89   6.890    638    83.47       345       341       3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%   645    82.41%      341       337       3
---------------------------------------------------------------------------------------------------------------------------------

CREDIT GRADE

---------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                      W.A.       W.A.
                                 NUMBER                     OF LOANS                           W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
CREDIT GRADE                      LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
---------------------------------------------------------------------------------------------------------------------------------

AA                                2,420   $475,189,099.20    52.52%   40.56%  6.915%   686    83.40%      337       334       3
A                                 1,359    243,823,454.09    26.95    41.16   7.096    622    82.60       339       336       3
A-                                  528     82,650,225.48     9.13    39.94   7.249    598    81.11       341       338       3
B                                   261     50,729,348.86     5.61    40.28   7.959    536    76.88       359       355       4
B+                                  217     47,577,089.07     5.26    40.95   7.494    566    80.56       358       355       3
C                                    24      4,857,467.56     0.54    44.37   8.203    517    73.21       360       357       3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%   645    82.41%      341       337       3
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                         GROUP 2 MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

SUMMARY                                                                   TOTAL          MINIMUM      MAXIMUM
----------------------------------------------------------------------------------------------------------------

Aggregate Principal Balance                                          $631,313,842.45
Number of Loans                                                                2,862
Average Original Loan Balance                                        $    221,004.38   $15,000.00   $999,999.00
Average Current Loan Balance                                         $    220,584.85   $14,902.42   $999,999.00
(1)Weighted Average Combined Original LTV                                      82.37%       12.10%       100.00%
(1)Weighted Average Gross Coupon                                               7.088%       4.250%       12.500%
(1)(2) Weighted Average Gross Margin                                           6.293%       3.930%        8.875%
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                23            2            57
(1)Weighted Average Remaining Term to Maturity (months)                          336          116           358
(1)(3) Weighted Average Credit Score                                             645          500           813
----------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.

(2)  Adjustable Loans Only

(3)  100.00% of the Mortgage Loans have Credit Scores.

-------------------------------------------------------------------------
Product Type                            Adjustable                 81.80%
                                        Fixed                      18.20%

Fully Amortizing Mortgage Loans                                    39.91%
Interest Only Loans                                                26.08%
Balloon Loans                                                      34.01%

Lien:                                   First                      88.89%
                                        Second                     11.11%

Property Type                           Single Family Residence    72.77%
                                        Planned Unit Development   17.54
                                        Condominium                 8.25
                                        Two-to-Four Family          1.44

Geographic Distribution(Top 5 States)   California                 57.20%
                                        New York                    6.12
                                        Texas                       3.56
                                        New Jersey                  3.51
                                        Maryland                    3.50

Number of States                        46
Largest Zip Code Concentration          94531
Loans with Prepayment Penalties                                    68.79%
-------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       17

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       W.A.       W.A.
                    NUMBER                         PERCENT                                  W.A.     ORIGINAL   REMAINING    W.A.
                      OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
MORTGAGE COUPONS   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS    CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
(%)                  LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
---------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500            2    $  1,198,229.87        0.19%     41.74%   4.346%     742     80.00%       360        357        3
4.501 - 5.000            9       3,918,964.06        0.62      36.28    4.889      691     79.81        360        357        3
5.001 - 5.500           57      21,443,594.31        3.40      40.46    5.367      675     78.85        360        357        3
5.501 - 6.000          280      97,466,104.27       15.44      39.98    5.857      669     80.03        360        356        3
6.001 - 6.500          401     131,696,963.31       20.86      40.59    6.324      652     79.97        359        356        3
6.501 - 7.000          480     141,767,727.70       22.46      40.91    6.797      642     80.49        359        355        3
7.001 - 7.500          297      75,306,994.50       11.93      40.05    7.301      633     80.84        358        355        3
7.501 - 8.000          205      50,350,509.38        7.98      41.23    7.797      611     81.02        354        351        3
8.001 - 8.500          192      30,288,265.25        4.80      40.06    8.349      611     83.82        325        321        3
8.501 - 9.000          136      17,405,288.79        2.76      41.76    8.802      612     87.38        289        286        3
9.001 - 9.500          148      12,884,919.34        2.04      40.33    9.399      669     97.31        206        203        3
9.501 - 10.000         259      19,199,571.18        3.04      40.01    9.919      653     97.85        195        192        3
10.001 - 10.500        118       8,538,966.04        1.35      39.70   10.392      646     99.47        181        178        3
10.501 - 11.000        201      14,727,034.95        2.33      42.68   10.865      638     98.80        181        178        3
11.001 - 11.500         57       3,589,111.28        0.57      39.64   11.326      623     97.50        182        179        3
11.501 - 12.000         11         919,315.46        0.15      44.11   11.953      621    100.00        180        177        3
12.001 - 12.500          9         612,282.76        0.10      39.15   12.480      610     91.70        180        177        3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,862    $631,313,842.45      100.00%     40.54%   7.088%     645     82.37%       339        336        3
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       18

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       W.A.       W.A.
                    NUMBER                         PERCENT                                  W.A.     ORIGINAL   REMAINING    W.A.
                      OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
COMBINED           MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS    CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
ORIGINAL LTV(%)      LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
---------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00            1    $     58,660.43        0.01%     47.45%   7.800%     555     12.10%       120        116        4
15.01 - 20.00            3         103,846.27        0.02      39.27    9.772      619     19.13        282        278        4
20.01 - 25.00            2         208,517.87        0.03      35.17    8.057      569     23.21        360        357        3
25.01 - 30.00            2         349,020.43        0.06      43.45    6.582      584     28.61        360        357        3
30.01 - 35.00            1         165,479.52        0.03      41.18    8.400      504     32.23        360        355        5
35.01 - 40.00            5         753,251.07        0.12      42.99    6.801      604     37.13        360        357        3
40.01 - 45.00            4         543,045.68        0.09      37.09    7.702      576     44.06        360        357        3
45.01 - 50.00            8       1,431,479.03        0.23      38.98    7.244      593     46.89        360        357        3
50.01 - 55.00           14       3,685,036.86        0.58      39.42    7.018      572     53.56        347        344        3
55.01 - 60.00           26       6,479,815.91        1.03      39.42    7.030      591     57.32        357        353        3
60.01 - 65.00           28       7,813,230.49        1.24      38.98    6.945      590     63.21        355        352        3
65.01 - 70.00           67      19,963,014.01        3.16      38.90    6.990      588     68.62        360        357        3
70.01 - 75.00          102      31,177,699.67        4.94      41.63    6.846      608     73.76        357        353        3
75.01 - 80.00        1,266     363,774,596.83       57.62      40.69    6.575      655     79.87        360        356        3
80.01 - 85.00          153      41,106,598.52        6.51      40.56    7.135      604     84.37        357        354        3
85.01 - 90.00          180      54,951,730.55        8.70      39.93    7.010      643     89.48        350        347        3
90.01 - 95.00          154      34,002,823.93        5.39      39.82    7.635      648     94.62        332        329        3
95.01 - 100.00         846      64,745,995.38       10.26      41.00    9.882      665     99.96        186        183        3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,862    $631,313,842.45      100.00%     40.54%   7.088%     645     82.37%       339        336        3
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       19

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

PRINCIPAL BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                        W.A.       W.A.
                                 NUMBER                     OF LOANS                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY                 W.A.    W.A.  COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS   CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
PRINCIPAL BALANCE ($)             LOANS       BALANCE       BALANCE     DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

less than 50,000.00                 243   $  8,832,810.79     1.40%   38.18%   10.000%   645     95.94%     194       190       3
50,000.01 - 100,000.00              700     52,491,245.27     8.31    41.13     9.349    650     94.21      228       225       3
100,000.01 - 150,000.00             400     49,171,541.40     7.79    40.24     8.132    630     86.52      290       287       3
150,000.01 - 200,000.00             267     47,034,483.20     7.45    40.09     7.350    626     80.52      337       334       3
200,000.01 - 250,000.00             223     50,094,109.87     7.93    40.62     6.823    630     78.96      358       355       3
250,000.01 - 300,000.00             220     60,416,433.44     9.57    41.76     6.736    632     79.37      358       355       3
300,000.01 - 350,000.00             166     54,070,293.81     8.56    41.24     6.732    648     80.33      360       357       3
350,000.01 - 400,000.00             191     71,788,147.01    11.37    40.78     6.691    654     81.03      360       357       3
400,000.01 - 450,000.00             125     53,157,546.48     8.42    41.66     6.671    637     80.53      359       355       3
450,000.01 - 500,000.00             103     48,874,467.37     7.74    40.95     6.470    659     81.72      358       355       3
500,000.01 - 550,000.00              80     42,003,239.12     6.65    40.18     6.565    661     82.43      360       357       3
550,000.01 - 600,000.00              52     29,966,128.79     4.75    37.89     6.709    657     80.71      360       356       4
600,000.01 - 650,000.00              43     26,943,287.20     4.27    39.97     6.535    655     82.17      360       357       3
650,000.01 - 700,000.00              19     12,750,739.75     2.02    38.48     6.442    648     81.27      360       357       3
700,000.01 - 750,000.00              12      8,724,631.46     1.38    40.19     6.276    658     78.63      360       357       3
750,000.01 - 800,000.00               9      6,971,620.22     1.10    44.62     6.340    658     77.02      360       357       3
800,000.01 - 850,000.00               4      3,340,631.01     0.53    35.03     6.882    627     74.01      360       357       3
850,000.01 - 900,000.00               2      1,777,228.86     0.28    27.14     6.503    627     85.06      360       356       4
900,000.01 - 950,000.00               1        950,000.00     0.15    26.01     6.500    653     69.19      360       357       3
950,000.01 - 1,000,000.00             2      1,955,257.40     0.31    32.19     5.875    725     84.85      360       357       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,862   $631,313,842.45   100.00%   40.54%    7.088%   645     82.37%     339       336       3
-----------------------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                        W.A.      W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
ORIGINAL TERM TO                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MATURITY (MOS)                    LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

120                                   1   $     58,660.43     0.01%   47.45%   7.800%   555     12.10%     120       116       4
180                                 947     73,280,981.45    11.61    41.00    9.849    662     98.23      180       177       3
240                                   2        172,481.82     0.03    49.96    7.537    676     82.57      240       236       4
360                               1,912    557,801,718.75    88.36    40.48    6.725    642     80.30      360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,862   $631,313,842.45   100.00%   40.54%   7.088%   645     82.37%     339       336       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
REMAINING TERM TO               MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
MATURITY (MOS)                    LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

116 - 120                             1   $     58,660.43     0.01%   47.45%   7.800%   555     12.10%     120       116       4
171 - 175                            52      4,485,413.61     0.71    40.05    9.411    636     93.29      180       175       5
176 - 180                           895     68,795,567.84    10.90    41.06    9.878    664     98.55      180       177       3
236 - 240                             2        172,481.82     0.03    49.96    7.537    676     82.57      240       236       4
346 - 350                             1        298,404.98     0.05    51.04    6.875    563     79.74      360       350      10
351 - 355                            80     21,544,790.33     3.41    39.75    7.038    617     80.81      360       355       5
356 - 360                         1,831    535,958,523.44    84.90    40.50    6.712    643     80.28      360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,862   $631,313,842.45   100.00%   40.54%   7.088%   645     82.37%     339       336       3
----------------------------------------------------------------------------------------------------------------------------------

CREDIT SCORE

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                       W.A.      W.A.
                                 NUMBER                     OF LOANS                             W.A.   ORIGINAL  REMAINING   W.A.
                                   OF       AGGREGATE         BY                W.A.   W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE    PRINCIPAL      PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
CREDIT SCORE                      LOANS      BALANCE        BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

801 - 850                             6   $  1,581,209.84     0.25%   39.78%   6.781%   807     88.13%     345       341       4
751 - 800                           100     24,987,622.55     3.96    37.98    6.521    769     83.43      335       331       3
701 - 750                           357     80,107,191.72    12.69    39.97    6.914    720     83.97      332       329       3
651 - 700                           775    181,578,809.38    28.76    40.55    6.978    673     83.94      334       331       3
601 - 650                           974    211,866,666.08    33.56    41.33    7.109    625     82.43      339       336       3
551 - 600                           476     94,127,933.52    14.91    39.74    7.200    581     79.98      348       345       3
501 - 550                           171     36,424,238.12     5.77    41.03    8.004    523     76.16      358       354       4
451 - 500                             3        640,171.24     0.10    41.18    7.512    500     70.47      360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,862   $631,313,842.45   100.00%   40.54%   7.088%   645     82.37%     339       336       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PROPERTY TYPE                     LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence           2,083   $459,390,727.31    72.77%   41.01%  7.095%    642    82.41%      339       336       3
Planned Unit Development            479    110,713,594.72    17.54    39.15   7.075     646    82.53       340       336       3
Condominium                         266     52,089,354.31     8.25    39.76   7.043     658    82.58       338       335       3
Two-to-Four Family                   34      9,120,166.11     1.44    38.69   7.170     660    77.60       338       335       4
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,862   $631,313,842.45   100.00%   40.54%  7.088%    645    82.37%      339       336       3
----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
 OCCUPANCY STATUS                 LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

Primary                           2,763   $605,790,841.46    95.96%   40.63%  7.078%    643    82.34%      339       335       3
Second/Vacation                      54     13,794,827.81     2.19    40.34   6.995     703    82.67       342       339       3
Investment                           45     11,728,173.18     1.86    36.56   7.693     673    83.73       354       351       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,862   $631,313,842.45   100.00%   40.54%  7.088%    645    82.37%      339       336       3
----------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING  W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO    TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
DOCUMENTATION                     LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

Full Documentation                1,138   $228,590,263.23    36.21%   40.91%  6.963%    631    82.97%      341       338       3
Stated Income/Verified Assets
(Streamlined)                     1,001    200,629,003.55    31.78    41.37   7.418     673    83.65       329       325       3
Stated Income Documentation         295     92,784,348.71    14.70    40.58   6.991     623    77.74       355       351       3
Limited Documentation               347     89,300,137.41    14.15    38.07   6.788     639    83.24       340       336       3
Lite Documentation                   68     15,498,102.76     2.45    39.31   7.052     645    80.55       341       338       4
Full-Alternative Documentation       13      4,511,986.79     0.71    37.57   6.809     622    79.93       349       346       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,862   $631,313,842.45   100.00%   40.54%  7.088%    645    82.37%      339       336       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

LOAN PURPOSE

-----------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT                                       W.A.       W.A.
                                  NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                    OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                 MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
LOAN PURPOSE                       LOANS       BALANCE       BALANCE    DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

Purchase                           1,969   $386,029,358.17    61.15%   40.41%  7.140%    664    83.89%      332       329       3
C/O Refi                             821    228,332,482.06    36.17    40.94   7.005     613    79.87       350       347       3
R/T Refi                              57     14,699,855.75     2.33    38.29   7.049     617    81.94       349       346       4
Texas C/O Refi                        15      2,252,146.47     0.36    38.07   6.861     623    79.29       343       340       4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,862   $631,313,842.45   100.00%   40.54%  7.088%    645    82.37%      339       336       3
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCT TYPE

-----------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT                                       W.A.       W.A.
                                  NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                    OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                 MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PRODUCT TYPE                       LOANS       BALANCE       BALANCE    DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

0.5/29.5 6 ML                          2       $304,240.87     0.05%   30.98%   6.973%   601    79.79%      360       357       3
10 YR FIXED                            1         58,660.43     0.01    47.45    7.800    555    12.10       120       116       4
15 YR FIXED                           34      3,784,062.00     0.60    43.29    7.752    629    81.94       180       176       4
15/30 BALLOON                        913     69,496,919.45    11.01    40.88    9.964    664    99.12       180       177       3
20 YR FIXED                            2        172,481.82     0.03    49.96    7.537    676    82.57       240       236       4
2/28 6 ML                            806    198,428,352.58    31.43    41.15    7.052    625    79.55       360       357       3
2/28 6 ML with 10 yr IO               18      5,494,308.87     0.87    38.81    6.474    671    81.37       360       357       3
2/28 6 ML with 5 yr IO               377    136,589,101.46    21.64    38.42    6.343    672    81.32       360       357       3
2/28 6 ML 30/40 BALLOON              393    132,504,129.42    20.99    42.29    6.738    629    80.68       360       357       3
30 YR FIXED                          153     34,406,428.85     5.45    39.42    6.884    638    80.30       360       357       3
30 YR FIXED 30/40 BALLOON             25      6,977,123.03     1.11    37.10    6.687    634    79.00       360       357       3
3/27 6 ML                             36      7,202,920.87     1.14    40.67    6.881    630    81.72       360       357       3
3/27 6 ML with 10 yr IO                1        660,000.00     0.10    47.67    5.850    629    80.00       360       357       3
3/27 6 ML with 5 yr IO                 7      2,609,306.81     0.41    39.32    6.505    695    85.82       360       357       3
3/27 6 ML 30/40 BALLOON                8      2,126,627.35     0.34    42.45    6.249    608    77.47       360       357       3
5/25 6 ML                             23      7,716,686.72     1.22    43.84    6.246    686    72.87       360       357       3
5/25 6 ML with 10 yr IO                3      1,306,920.00     0.21    37.72    6.014    659    83.21       360       357       3
5/25 6 ML with 5 yr IO                50     17,963,796.98     2.85    37.82    6.223    682    80.34       360       357       3
5/25 6 ML 30/40 BALLOON               10      3,511,774.94     0.56    40.68    5.713    671    79.61       360       357       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,862   $631,313,842.45   100.00%   40.54%   7.088%   645    82.37%      339       336       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

IO TERM

-----------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT                                       W.A.       W.A.
                                  NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                    OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                 MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
IO TERM (MOS)                      LOANS       BALANCE       BALANCE    DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

0                                  2,406   $466,690,408.33    73.92%   41.30%  7.355%    635    82.76%      332       328       3
60                                   434    157,162,205.25    24.89    38.37   6.332     673    81.28       360       357       3
120                                   22      7,461,228.87     1.18    39.41   6.338     665    81.57       360       357       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,862   $631,313,842.45   100.00%   40.54%  7.088%    645    82.37%      339       336       3
-----------------------------------------------------------------------------------------------------------------------------------

LIEN POSITION

-----------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT                                       W.A.       W.A.
                                  NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                    OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                 MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
IO TERM (MOS)                      LOANS       BALANCE       BALANCE    DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

1                                  1,937   $561,173,761.05    88.89%   40.50%  6.729%    642    80.28%      359       356       3
2                                    925     70,140,081.40    11.11    40.89   9.963     664    99.12       180       177       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,862   $631,313,842.45   100.00%   40.54%  7.088%    645    82.37%      339       336       3
-----------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.       W.A.
                                 NUMBER                       PERCENT                              W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PREPAYMENT PENALTY TERM (MOS)     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)      (MOS)   (MOS)
------------------------------------------------------------------------------------------------------------------------------------

0                                   957   $197,052,439.73      31.21%    40.49% 7.371%    647    83.20%      334       331       3
12                                  104     29,110,377.15       4.61     41.14  6.973     660    80.74       345       342       3
24                                1,589    358,589,892.70      56.80     40.67  6.967     642    82.21       341       337       3
36                                  212     46,561,132.87       7.38     39.46  6.897     647    81.21       343       340       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,862   $631,313,842.45     100.00%    40.54% 7.088%    645    82.37%      339       336       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             W.A.      W.A.
                                 NUMBER                       PERCENT                              W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.    COMBINED  TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT   ORIGINAL MATURITY   MATURITY   AGE
GEOGRAPHIC DISTRIBUTION           LOANS       BALANCE        BALANCE      DTI   COUPON   SCORE      LTV     (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

California                        1,352   $361,085,422.37      57.20%    40.67% 6.961%    652     82.36%     338       335       3
New York                            158     38,610,379.49       6.12     41.97  7.102     652     82.36      341       337       3
Texas                               205     22,504,920.52       3.56     37.45  7.510     637     83.84      332       328       3
New Jersey                           89     22,138,483.63       3.51     40.16  6.963     634     81.36      337       333       3
Maryland                             97     22,093,002.84       3.50     41.16  7.333     622     83.01      342       338       3
Virginia                             97     21,774,582.15       3.45     41.75  7.478     638     81.75      333       330       3
Florida                             119     19,439,197.07       3.08     40.39  7.382     639     82.94      338       335       3
Nevada                               79     16,672,001.20       2.64     36.90  7.202     656     81.85      342       338       3
Arizona                              65     14,973,191.94       2.37     41.27  7.099     645     80.32      347       343       3
Massachusetts                        61     12,396,804.77       1.96     42.90  6.965     641     83.39      338       335       3
Illinois                             72     12,184,844.73       1.93     40.25  7.431     625     83.45      345       342       3
Washington                           70     11,982,477.38       1.90     42.10  7.339     621     83.08      334       331       3
Connecticut                          24      5,302,594.43       0.84     41.93  7.065     621     80.34      352       349       3
Georgia                              35      4,872,840.49       0.77     33.06  7.395     633     83.59      340       337       4
District of Columbia                 20      4,491,397.40       0.71     40.50  7.040     625     79.02      350       347       3
Louisiana                            39      3,897,147.17       0.62     37.97  7.636     606     84.82      347       343       3
Pennsylvania                         32      3,701,882.64       0.59     41.24  7.409     606     80.86      349       345       3
North Carolina                       26      3,589,230.73       0.57     33.24  7.368     624     80.75      342       339       4
New Hampshire                        11      2,441,184.16       0.39     43.71  6.960     611     76.37      355       352       3
Michigan                             12      2,247,558.90       0.36     42.80  7.031     627     85.15      357       353       4
Oregon                               10      2,132,048.15       0.34     43.01  6.887     612     78.85      335       331       4
Idaho                                18      1,951,710.44       0.31     34.30  7.706     608     82.85      337       333       3
Tennessee                            20      1,830,318.26       0.29     40.60  7.290     623     84.48      347       344       3
Missouri                             19      1,710,576.52       0.27     42.71  7.777     630     87.50      336       333       4
Colorado                             11      1,699,724.15       0.27     41.57  6.771     604     84.62      356       352       4
Rhode Island                         11      1,695,864.88       0.27     39.36  7.007     610     79.70      340       337       3
Ohio                                 17      1,538,346.82       0.24     36.71  7.773     632     82.84      352       349       4
Oklahoma                             13      1,463,104.00       0.23     45.01  7.485     646     83.37      335       332       3
Montana                               6      1,214,674.67       0.19     36.72  7.410     611     80.25      352       348       3
Wisconsin                            11      1,184,355.59       0.19     42.57  7.346     591     82.97      349       346       3
Maine                                 6      1,037,038.06       0.16     39.36  7.260     625     82.13      345       341       3
Kansas                                5        960,951.10       0.15     48.91  7.485     598     88.06      346       343       4
Delaware                              4        940,437.32       0.15     31.46  6.395     633     83.94      360       357       3
Minnesota                             5        814,952.88       0.13     45.22  6.906     630     85.47      353       350       3
Mississippi                          11        784,820.80       0.12     37.92  8.977     583     88.48      313       310       3
West Virginia                         5        714,792.76       0.11     43.87  7.189     635     80.86      354       351       3
Utah                                  4        609,814.61       0.10     35.68  6.823     663     81.96      351       348       3
New Mexico                            6        572,334.67       0.09     39.78  9.191     595     82.32      262       259       3
Indiana                               3        539,666.10       0.09     43.01  7.057     664     81.58      360       356       4
Arkansas                              4        439,527.76       0.07     31.75  7.954     686     83.86      349       346       4
South Carolina                        5        400,377.87       0.06     40.54  7.313     630     83.71      349       345       3
Vermont                               1        236,139.54       0.04     52.78  6.375     640     83.25      360       355       5
Wyoming                               1        200,959.50       0.03     52.00  5.700     590     80.00      360       357       3
South Dakota                          1         87,883.78       0.01     46.46  6.500     591     80.00      360       357       3
Kentucky                              1         77,461.08       0.01     48.47  6.450     610     80.00      360       356       4
North Dakota                          1         76,817.13       0.01     46.18  8.650     663    100.00      360       356       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,862   $631,313,842.45     100.00%    40.54% 7.088%    645     82.37%     339       336       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       25

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
GROSS MARGIN (%)                  LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

3.501 - 4.000                         1   $    520,000.00     0.10%   41.59%  5.990%    691    80.00%      360       356       4
4.001 - 4.500                        43      9,330,275.09     1.81    40.80   6.865     635    81.01       360       357       3
4.501 - 5.000                        17      5,341,894.09     1.03    38.39   5.758     654    79.50       360       357       3
5.001 - 5.500                       203     70,614,157.42    13.67    42.02   6.073     662    79.01       360       357       3
5.501 - 6.000                       388    125,472,138.10    24.30    40.23   6.321     654    79.84       360       357       3
6.001 - 6.500                       412    128,194,645.20    24.82    40.19   6.689     644    80.43       360       357       3
6.501 - 7.000                       353     98,514,882.86    19.08    40.38   7.015     634    80.49       360       357       3
7.001 - 7.500                       165     45,123,029.06     8.74    41.50   7.475     622    81.94       360       357       3
7.501 - 8.000                       127     29,225,378.91     5.66    40.47   7.787     612    81.77       360       357       3
8.001 - 8.500                        19      3,387,755.35     0.66    38.29   8.280     585    81.09       360       356       4
8.501 - 9.000                         6        694,010.79     0.13    40.06   9.192     570    81.12       360       356       4
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,734   $516,418,166.87   100.00%   40.60%  6.715%    643    80.32%      360       357       3
----------------------------------------------------------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
INITIAL CAP (%)                   LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

1.000                                11   $  2,681,752.52     0.52%   37.44%  6.584%    649    77.52%      360       357       3
1.500                                98     28,859,874.39     5.59    40.64   7.179     622    78.72       360       356       4
3.000                             1,572    465,287,236.65    90.10    40.73   6.710     642    80.42       360       357       3
5.000                                53     19,589,303.31     3.79    37.78   6.168     683    80.52       360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,734   $516,418,166.87   100.00%   40.60%  6.715%    643    80.32%      360       357       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       26

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PERIODIC CAP (%)                  LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

1.000                             1,724   $514,699,270.52    99.67%   40.59%  6.713%    643    80.33%      360       357       3
1.500                                 2        472,719.58     0.09    42.18   6.319     728    80.00       360       357       3
2.000                                 8      1,246,176.77     0.24    42.07   7.787     607    75.86       360       356       4
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,734   $516,418,166.87   100.00%   40.60%  6.715%    643    80.32%      360       357       3
----------------------------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MAXIMUM RATE (%)                  LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

10.501 - 11.000                       2   $  1,198,229.87     0.23%   41.74%   4.346%   742    80.00%      360       357       3
11.001 - 11.500                      14      5,339,599.27     1.03    36.59    5.507    667    81.39       360       357       3
11.501 - 12.000                      58     21,963,594.31     4.25    40.48    5.381    675    78.87       360       357       3
12.001 - 12.500                     269     93,951,946.27    18.19    40.25    5.856    667    80.04       360       357       3
12.501 - 13.000                     350    113,765,687.85    22.03    40.65    6.315    652    79.86       360       357       3
13.001 - 13.500                     431    130,308,594.88    25.23    41.11    6.796    644    80.64       360       357       3
13.501 - 14.000                     261     68,557,707.89    13.28    40.23    7.299    633    80.67       360       357       3
14.001 - 14.500                     176     46,135,708.64     8.93    41.06    7.788    609    80.90       360       357       3
14.501 - 15.000                     100     22,030,899.39     4.27    39.93    8.342    584    79.61       360       357       3
15.001 - 15.500                      51     10,175,631.11     1.97    42.02    8.717    567    81.65       360       357       3
15.501 - 16.000                       9      1,259,555.39     0.24    35.91    9.197    553    85.81       360       356       4
16.001 - 16.500                       9      1,514,326.84     0.29    36.32    9.808    569    84.84       360       357       3
16.501 - 17.000                       2        113,091.05     0.02    35.82    9.781    561    64.32       360       357       3
17.001 - 17.500                       1         56,893.56     0.01    49.41   10.925    502    79.83       360       357       3
17.501 - 18.000                       1         46,700.55     0.01    38.37   11.125    527    85.00       360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,734   $516,418,166.87   100.00%   40.60%   6.715%   643    80.32%      360       357       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       27

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

----------------------------------------------------------------------------------------------------------------------------------
                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MINIMUM RATE (%)                  LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500                         2   $  1,198,229.87     0.23%   41.74%   4.346%   742    80.00%      360       357       3
4.501 - 5.000                         8      3,726,025.64     0.72    36.32    4.883    688    79.80       360       357       3
5.001 - 5.500                        57     21,443,594.31     4.15    40.46    5.367    675    78.85       360       357       3
5.501 - 6.000                       270     94,471,946.27    18.29    40.26    5.856    667    80.04       360       357       3
6.001 - 6.500                       351    114,149,687.85    22.10    40.60    6.315    652    79.86       360       357       3
6.501 - 7.000                       433    131,037,120.60    25.37    41.13    6.796    644    80.65       360       357       3
7.001 - 7.500                       266     69,598,503.05    13.48    40.27    7.305    633    80.88       360       357       3
7.501 - 8.000                       174     45,704,813.22     8.85    41.00    7.791    609    80.85       360       357       3
8.001 - 8.500                       103     22,322,549.44     4.32    39.86    8.340    582    79.30       360       357       3
8.501 - 9.000                        49      9,836,774.03     1.90    41.94    8.739    568    82.11       360       357       3
9.001 - 9.500                         9      1,259,555.39     0.24    35.91    9.197    553    85.81       360       356       4
9.501 - 10.000                        9      1,510,596.24     0.29    36.23    9.805    569    82.88       360       357       3
10.001 - 10.500                       1         55,176.85     0.01    37.90   10.050    518    85.00       360       357       3
10.501 - 11.000                       1         56,893.56     0.01    49.41   10.925    502    79.83       360       357       3
11.001 - 11.500                       1         46,700.55     0.01    38.37   11.125    527    85.00       360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,734   $516,418,166.87   100.00%   40.60%   6.715%   643    80.32%      360       357       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       28

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      W.A.       W.A.
                    NUMBER                        PERCENT                                  W.A.     ORIGINAL   REMAINING   W.A.
                      OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   TERM TO     TERM TO    LOAN
NEXT RATE          MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.   GROSS    CREDIT   ORIGINAL   MATURITY   MATURITY    AGE
ADJUSTMENT DATE      LOANS        BALANCE         BALANCE       DTI    COUPON   SCORE      LTV       (MOS)       (MOS)     (MOS)
--------------------------------------------------------------------------------------------------------------------------------

November 1, 2005         1    $    123,624.76        0.02%     39.25%   8.175%    517      79.49%      360       356         4
December 1, 2005         1         180,616.11        0.03      25.32    6.150     659      80.00       360       357         3
December 1, 2006         1         379,497.59        0.07      44.55    6.800     508      75.00       360       351         9
January 1, 2007          1         240,447.09        0.05      38.82    7.350     536      72.67       360       352         8
March 1, 2007            4         638,119.98        0.12      39.04    7.811     602      85.18       360       354         6
April 1, 2007           56      16,850,061.94        3.26      38.08    6.999     616      80.23       360       355         5
May 1, 2007            372     111,974,821.67       21.68      40.54    6.802     640      80.93       360       356         4
June 1, 2007         1,159     342,705,118.79       66.36      40.81    6.722     642      80.23       360       357         3
July 1, 2007             1         227,825.27        0.04      40.91    6.990     648      80.00       360       358         2
January 1, 2008          1         162,266.74        0.03      49.11    7.800     640      80.00       360       352         8
February 1, 2008         1         178,869.75        0.03      46.08    6.625     692      80.00       360       353         7
April 1, 2008            1          73,322.30        0.01      44.91    7.500     594      80.00       360       355         5
May 1, 2008             10       2,058,255.59        0.40      38.76    7.200     629      76.91       360       356         4
June 1, 2008            39      10,126,140.65        1.96      41.28    6.505     641      82.82       360       357         3
April 1, 2010            2         417,239.66        0.08      44.26    6.803     675      80.00       360       355         5
May 1, 2010             15       5,050,311.51        0.98      39.99    6.195     703      81.74       360       356         4
June 1, 2010            69      25,031,627.47        4.85      39.53    6.144     676      77.81       360       357         3
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,734    $516,418,166.87      100.00%     40.60%   6.715%    643      80.32%      360       357         3
--------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       29

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 2 LOANS
--------------------------------------------------------------------------------

DTI

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   W.A.       W.A.
                 NUMBER                        PERCENT                                 W.A.      ORIGINAL   REMAINING   W.A.
                   OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED    TERM TO    TERM TO    LOAN
                MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.   GROSS    CREDIT   ORIGINAL   MATURITY    MATURITY   AGE
DTI (%)          LOANS         BALANCE         BALANCE       DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
-----------------------------------------------------------------------------------------------------------------------------

0.00 - 4.99           2    $    696,559.33        0.11%      3.45%   6.309%    690      95.51%     341         338        4
5.00 - 9.99          11       3,498,109.78        0.55       7.64    7.127     612      82.17      346         342        3
10.00 - 14.99        22       4,714,595.47        0.75      12.28    6.636     671      82.25      336         333        4
15.00 - 19.99        37       8,860,948.40        1.40      17.54    6.891     654      81.76      348         344        3
20.00 - 24.99        88      18,126,137.75        2.87      22.72    7.194     638      82.72      338         335        3
25.00 - 29.99       173      32,794,696.52        5.19      27.49    7.032     647      80.99      342         338        3
30.00 - 34.99       327      71,841,510.01       11.38      32.67    7.047     646      82.31      343         340        3
35.00 - 39.99       510     112,531,492.43       17.82      37.77    7.038     653      82.76      339         335        3
40.00 - 44.99       717     162,184,349.53       25.69      42.63    7.128     644      82.28      337         334        3
45.00 - 49.99       773     169,227,075.86       26.81      47.63    7.177     642      82.21      337         333        3
50.00 - 54.99       176      40,398,762.27        6.40      52.07    6.919     628      83.12      344         340        3
55.00 >=             26       6,439,605.10        1.02      56.88    6.801     637      84.02      344         340        3
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:            2,862    $631,313,842.45      100.00%     40.54%   7.088%    645      82.37%     339         336        3
-----------------------------------------------------------------------------------------------------------------------------

CREDIT GRADE

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  W.A.       W.A.
                NUMBER                         PERCENT                                 W.A.     ORIGINAL   REMAINING    W.A.
                  OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
               MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY    MATURITY    AGE
CREDIT GRADE    LOANS         BALANCE          BALANCE      DTI    COUPON   SCORE       LTV       (MOS)      (MOS)     (MOS)
----------------------------------------------------------------------------------------------------------------------------

AA               1,434    $331,452,636.22       52.50%     40.33%  6.933%     687     83.86%       334        331        3
A                  803     168,758,022.97       26.73      41.13   7.103      621     82.34        338        335        3
A-                 308      59,263,119.38        9.39      39.91   7.160      596     80.67        344        340        3
B                  170      36,007,914.76        5.70      40.29   7.951      532     75.97        358        355        4
B+                 133      32,713,202.77        5.18      40.70   7.413      565     78.65        358        354        3
C                   14       3,118,946.35        0.49      44.83   8.027      516     71.88        360        357        3
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           2,862    $631,313,842.45      100.00%     40.54%  7.088%     645     82.37%       339        336        3
----------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       30

                      [Banc of America Securities(TM) LOGO]
--------------------------------------------------------------------------------

                        ASSET-BACKED FUNDING CORPORATION
                   ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1

                                COLLATERAL ANNEX

                               SEPTEMBER 21, 2005

o    The numbers may not add up to 100% due to rounding.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

SUMMARY                                                                    TOTAL          MINIMUM      MAXIMUM
----------------------------------------------------------------------------------------------------------------

Aggregate Principal Balance                                           $904,826,684.26
Number of Loans                                                                 4,809
Average Original Loan Balance                                         $    188,527.82   $14,000.00   $999,999.00
Average Current Loan Balance                                          $    188,152.77   $13,980.25   $999,999.00
(1) Weighted Average Combined Original LTV                                      82.41%       11.52%       100.00%
(1) Weighted Average Gross Coupon                                               7.090%       4.250%       12.875%
(1)(2) Weighted Average Gross Margin                                            6.317%       3.388%        9.250%
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                 23            2            57
(1) Weighted Average Remaining Term to Maturity (months)                          337          116           358
(1)(3) Weighted Average Credit Score                                              645          500           814
----------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.

(2)  Adjustable Loans Only

(3)  100.00% of the Mortgage Loans have Credit Scores.

--------------------------------------------------------------------------------

                                      RANGE

Product Type                            Adjustable                     81.40%
                                        Fixed                          18.60%

Fully Amortizing Mortgage Loans                                        44.00%
Interest Only Loans                                                    24.21%
Balloon Loans                                                          31.79%
Lien:                                   First                          89.81%
                                        Second                         10.19%

Property Type                           Single Family Detached         67.56%
                                        Condominium                     8.68
                                        PUD Single Family (Detached)   12.96
                                        Duplex                          5.75
                                        PUD Project (Attached)          3.31
                                        Triplex                         0.85
                                        Single Family 4 Unit            0.84
                                        2-4 UNITS                       0.04

Geographic Distribution(Top 5 States)   California                     48.52%
                                        New York                        6.07
                                        Maryland                        4.61
                                        Florida                         3.86
                                        Virginia                        3.83

Number of States                        48
Largest Zip Code Concentration          94531
Loans with Prepayment Penalties                                        67.22%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

                                                            PERCENT                                         W.A.      W.A.
                                 NUMBER                     OF LOANS                              W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.     W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS   CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MORTGAGE COUPONS (%)             LOANS        BALANCE       BALANCE    DTI    COUPON   SCORE      LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500                         2   $  1,198,229.87      0.13%  41.74%   4.346%    742    80.00%      360       357       3
4.501 - 5.000                        13      4,887,604.60      0.54   35.67    4.903     697    76.58       360       357       3
5.001 - 5.500                       102     32,071,686.56      3.54   40.65    5.369     674    77.72       359       356       3
5.501 - 6.000                       453    135,731,600.20     15.00   40.14    5.860     669    79.65       359       356       3
6.001 - 6.500                       668    184,262,110.21     20.36   40.79    6.324     654    79.95       359       356       3
6.501 - 7.000                       833    209,374,017.06     23.14   40.81    6.801     644    80.59       359       355       3
7.001 - 7.500                       492    109,396,045.93     12.09   40.50    7.298     636    81.24       358       355       3
7.501 - 8.000                       361     74,636,996.86      8.25   41.30    7.795     615    81.81       355       352       3
8.001 - 8.500                       317     46,011,429.13      5.09   40.63    8.338     612    85.15       332       328       3
8.501 - 9.000                       236     24,991,798.32      2.76   41.15    8.794     608    88.42       296       293       3
9.001 - 9.500                       209     16,529,962.90      1.83   40.05    9.399     659    96.96       219       215       3
9.501 - 10.000                      412     25,182,115.68      2.78   40.56    9.910     651    97.72       199       195       3
10.001 - 10.500                     208     12,644,800.65      1.40   40.56   10.385     643    98.81       188       185       3
10.501 - 11.000                     319     19,008,038.83      2.10   42.71   10.871     636    98.90       181       178       3
11.001 - 11.500                     142      6,576,279.16      0.73   40.74   11.318     622    97.94       182       178       3
11.501 - 12.000                      24      1,387,347.78      0.15   44.15   11.931     621    99.26       182       179       3
12.001 - 12.500                      16        857,477.28      0.09   38.82   12.485     612    93.67       180       177       3
12.501 - 13.000                       2         79,143.24      0.01   23.69   12.851     615    99.05       180       177       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26    100.00%  40.69%   7.090%    645    82.41%      341       337       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                            W.A.      W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED   TERM TO   TERM TO    LOAN
COMBINED ORIGINAL LTV           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
(%)                              LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                         2   $     83,546.70       0.01%    40.68% 8.820%    575    11.93%      156       152       4
15.01 - 20.00                         4        178,451.33       0.02     38.36  9.909     642    18.10       265       260       4
20.01 - 25.00                         3        273,430.71       0.03     35.64  8.516     584    22.84       360       357       3
25.01 - 30.00                         4        463,356.83       0.05     41.44  6.644     612    28.59       360       357       3
30.01 - 35.00                         5        644,468.32       0.07     40.90  7.584     588    33.44       360       356       4
35.01 - 40.00                        10      1,611,345.59       0.18     43.99  6.734     606    36.64       360       357       3
40.01 - 45.00                        13      1,940,235.80       0.21     32.85  6.613     619    43.60       336       333       3
45.01 - 50.00                        15      2,945,346.98       0.33     36.61  6.692     626    47.00       360       356       4
50.01 - 55.00                        21      5,182,034.86       0.57     40.85  6.761     611    53.55       351       347       3
55.01 - 60.00                        48     10,657,070.29       1.18     38.72  7.004     602    57.52       358       355       3
60.01 - 65.00                        51     12,150,123.25       1.34     39.50  6.851     602    63.03       356       353       3
65.01 - 70.00                       113     29,503,946.30       3.26     38.98  6.801     600    68.39       357       353       3
70.01 - 75.00                       160     42,917,365.73       4.74     41.18  6.835     613    73.74       357       354       3
75.01 - 80.00                     1,993    493,910,901.54      54.59     40.88  6.588     657    79.86       360       356       3
80.01 - 85.00                       243     58,597,092.44       6.48     39.98  7.056     613    84.31       358       354       3
85.01 - 90.00                       411     99,952,470.85      11.05     40.64  7.048     637    89.51       354       351       3
90.01 - 95.00                       312     57,896,559.62       6.40     40.63  7.726     640    94.64       340       337       3
95.01 - 100.00                    1,401     85,918,937.12       9.50     41.23  9.930     663    99.96       186       183       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69% 7.090%    645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PRINCIPAL BALANCE

                                                                                                            W.A.       W.A.
                                 NUMBER                      PERCENT                              W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PRINCIPAL BALANCE ($)             LOANS       BALANCE        BALANCE      DTI   COUPON   SCORE    LTV       (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

less than 50,000.00                 727   $ 23,817,849.81       2.63%    40.02% 10.019%   645    97.04%      193       190       3
50,000.01 - 100,000.00            1,063     78,381,131.97       8.66     40.54   8.988    649    91.76       252       248       3
100,000.01 - 150,000.00             684     84,590,034.07       9.35     40.31   7.658    634    84.19       318       315       3
150,000.01 - 200,000.00             539     94,887,995.79      10.49     40.68   7.126    632    80.49       348       345       3
200,000.01 - 250,000.00             422     94,627,998.66      10.46     40.72   6.787    639    79.56       359       356       3
250,000.01 - 300,000.00             418    115,246,340.90      12.74     41.73   6.694    641    80.02       359       356       3
300,000.01 - 350,000.00             276     89,634,106.13       9.91     41.31   6.699    649    80.94       359       356       3
350,000.01 - 400,000.00             219     81,993,769.84       9.06     40.83   6.705    654    81.47       360       357       3
400,000.01 - 450,000.00             132     56,159,597.44       6.21     41.81   6.646    640    80.59       359       355       3
450,000.01 - 500,000.00             103     48,874,467.37       5.40     40.95   6.470    659    81.72       358       355       3
500,000.01 - 550,000.00              80     42,003,239.12       4.64     40.18   6.565    661    82.43       360       357       3
550,000.01 - 600,000.00              53     30,544,257.26       3.38     37.99   6.716    657    80.89       360       356       4
600,000.01 - 650,000.00              43     26,943,287.20       2.98     39.97   6.535    655    82.17       360       357       3
650,000.01 - 700,000.00              20     13,403,239.75       1.48     38.54   6.463    649    81.69       360       357       3
700,000.01 - 750,000.00              12      8,724,631.46       0.96     40.19   6.276    658    78.63       360       357       3
750,000.01 - 800,000.00               9      6,971,620.22       0.77     44.62   6.340    658    77.02       360       357       3
800,000.01 - 850,000.00               4      3,340,631.01       0.37     35.03   6.882    627    74.01       360       357       3
850,000.01 - 900,000.00               2      1,777,228.86       0.20     27.14   6.503    627    85.06       360       356       4
900,000.01 - 950,000.00               1        950,000.00       0.10     26.01   6.500    653    69.19       360       357       3
950,000.01 - 1,000,000.00             2      1,955,257.40       0.22     32.19   5.875    725    84.85       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69%  7.090%   645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

                                                                                                            W.A.      W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING  W.A.
                                   OF        AGGREGATE       OF LOANS             W.A.   W.A.   COMBINED   TERM TO   TERM TO   LOAN
ORIGINAL TERM TO                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
MATURITY (MONTHS)                LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

120                                   1        $58,660.43       0.01%    47.45% 7.800%    555    12.10%      120       116       4
180                               1,550     96,743,379.77      10.69     41.21  9.872     660    98.08       180       177       3
240                                  11        574,720.33       0.06     43.13  8.609     654    72.97       240       236       4
360                               3,247    807,449,923.73      89.24     40.63  6.756     643    80.54       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69% 7.090%    645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

                                                                                                            W.A.       W.A.
                                 NUMBER                       PERCENT                              W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED   TERM TO   TERM TO    LOAN
REMAINING TERM TO               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MATURITY (MONTHS)                LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

116 - 120                             1   $     58,660.43       0.01%    47.45% 7.800%    555    12.10%      120       116       4
171 - 175                            70      5,222,681.95       0.58     40.01  9.410     638    93.40       180       175       5
176 - 180                         1,480     91,520,697.82      10.11     41.28  9.899     661    98.34       180       177       3
231 - 235                             3        134,616.86       0.01     44.89  8.417     634    85.88       240       235       5
236 - 240                             8        440,103.47       0.05     42.59  8.668     660    69.03       240       236       4
346 - 350                             2        396,785.82       0.04     50.67  7.278     549    78.56       360       350      10
351 - 355                           135     32,150,834.15       3.55     39.89  6.984     624    81.11       360       355       5
356 - 360                         3,110    774,902,303.76      85.64     40.65  6.746     644    80.52       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69% 7.090%    645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

CREDIT SCORE

                                                                                                            W.A.      W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING  W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
CREDIT SCORE                     LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

801 - 850                            14   $  2,414,754.34       0.27%    35.90% 6.559%    807    84.50%      343       340       3
751 - 800                           177     36,849,448.66       4.07     38.62  6.639     770    83.07       337       334       3
701 - 750                           542    108,360,345.95      11.98     40.41  6.872     720    83.47       335       332       3
651 - 700                         1,347    266,026,448.47      29.40     40.69  6.944     673    83.41       338       334       3
601 - 650                         1,706    311,044,120.41      34.38     41.26  7.092     626    82.47       340       337       3
551 - 600                           760    128,681,394.74      14.22     40.13  7.326     580    81.23       347       343       3
501 - 550                           258     50,617,646.45       5.59     40.95  8.051     524    77.07       358       355       4
451 - 500                             5        832,525.24       0.09     40.21  7.734     500    70.18       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26     100.00%    40.69% 7.090%    645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING  W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PROPERTY TYPE                     LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence           3,544   $663,373,848.41    73.32%   40.99%  7.092%    643    82.38%      341       338      3
Planned Unit Development            734    147,275,390.43    16.28    39.64   7.114     649    82.88       340       337      3
Condominium                         476     78,506,644.37     8.68    40.39   7.038     657    82.67       338       335      3
Two-to-Four Family                   55     15,670,801.05     1.73    39.64   7.057     657    77.83       347       343      4
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%    645    82.41%      341       337      3
----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING  W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
OCCUPANCY STATUS                 LOANS        BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

Primary                           4,525   $851,223,313.50    94.08%   40.72%  7.077%    642    82.32%      340       337       3
Second/Vacation                     153     27,503,074.59     3.04    40.95   7.068     704    83.43       343       339       3
Investment                          131     26,100,296.17     2.88    39.57   7.551     672    84.01       357       354       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%    645    82.41%      341       337       3
----------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING  W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY  AGE
DOCUMENTATION                    LOANS        BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

Full Documentation                2,141   $358,645,713.55    39.64%   41.13%  7.018%    632    83.19%      342       339       3
Stated Income/Verified Assets
   (Streamlined)                  1,439    255,469,998.04    28.23    41.55   7.417     674    83.53       330       327       3
Stated Income Documentation         515    139,588,388.64    15.43    40.18   6.908     633    77.74       355       352       3
Limited Documentation               578    123,646,908.23    13.67    38.75   6.852     637    83.37       342       339       3
Lite Documentation                  112     21,576,598.52     2.38    38.71   6.998     651    81.41       341       338       4
Full-Alternative Documentation       24      5,899,077.28     0.65    36.82   6.938     624    80.40       346       343       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%    645    82.41%      341       337       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN PURPOSE

                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
LOAN PURPOSE                      LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

Purchase                          2,874   $480,967,713.06    53.16%   40.83%  7.176%    665    84.05%      333       329       3
C/O Refi                          1,765    392,616,151.93    43.39    40.70   6.988     622    80.47       350       347       3
R/T Refi                            136     27,252,951.75     3.01    38.84   7.056     624    81.94       349       346       3
Texas C/O Refi                       34      3,989,867.52     0.44    36.13   7.046     620    78.19       346       343       4
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%    645    82.41%      341       337       3
----------------------------------------------------------------------------------------------------------------------------------

PRODUCT TYPE

                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.     W.A.  COMBINED  TERM TO    TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PRODUCT TYPE                      LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

0.5/29.5 6 ML                         3   $    518,787.41     0.06%   25.26%  6.980%    593    84.01%      360       357       3
10 YR FIXED                           1         58,660.43     0.01    47.45   7.800     555    12.10       120       116       4
15 YR FIXED                          56      5,617,728.17     0.62    42.24   7.541     634    79.52       180       176       4
15/30 BALLOON                     1,494     91,125,651.60    10.07    41.14  10.016     661    99.22       180       177       3
20 YR FIXED                          11        574,720.33     0.06    43.13   8.609     654    72.97       240       236       4
2/28 6 ML                         1,435    306,014,271.33    33.82    41.25   7.055     629    80.41       360       357       3
2/28 6 ML with 10 yr IO              29      7,504,508.45     0.83    38.28   6.563     669    81.98       360       357       3
2/28 6 ML with 5 yr IO              577    180,397,539.19    19.94    38.53   6.367     670    81.56       360       357       3
2/28 6 ML 30/40 BALLOON             600    176,351,607.15    19.49    42.36   6.747     631    80.79       360       357       3
30 YR FIXED                         304     59,585,444.72     6.59    39.87   6.904     644    78.41       360       357       3
30 YR FIXED 30/40 BALLOON            45     11,369,340.03     1.26    38.99   6.697     639    78.38       360       357       3
3/27 6 ML                            69     13,532,074.23     1.50    42.22   6.801     634    82.18       360       357       3
3/27 6 ML with 10 yr IO               1        660,000.00     0.07    47.67   5.850     629    80.00       360       357       3
3/27 6 ML with 5 yr IO               15      4,442,635.81     0.49    39.22   6.329     688    83.42       360       357       3
3/27 6 ML 30/40 BALLOON              15      3,545,178.82     0.39    43.26   6.299     629    80.89       360       357       3
5/25 6 ML                            53     12,350,937.18     1.37    41.86   6.344     676    75.00       360       357       3
5/25 6 ML with 10 yr IO               5      2,175,420.00     0.24    38.78   6.319     654    84.93       360       357       3
5/25 6 ML with 5 yr IO               77     23,886,658.79     2.64    38.30   6.205     682    79.50       360       357       3
5/25 6 ML 30/40 BALLOON              19      5,115,520.62     0.57    38.29   5.953     673    80.46       360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%    645    82.41%      341       337       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

IO TERM

                                                            PERCENT                                      W.A.        W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
IO TERM (MONTHS)                  LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

0                                 4,105   $685,759,922.02    75.79%   41.38%  7.325%    637    82.72%      334       331       3
60                                  669    208,726,833.79    23.07    38.51   6.348     672    81.36       360       357       3
120                                  35     10,339,928.45     1.14    38.98   6.466     664    82.47       360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%    645    82.41%      341       337       3
----------------------------------------------------------------------------------------------------------------------------------

LIEN POSITION

                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
LIEN POSITION                     LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

1                                 3,289   $812,603,554.59    89.81%   40.64%  6.758%    643    80.50%      359      356        3
2                                 1,520     92,223,129.67    10.19    41.15  10.016     661    99.22       180      177        3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%    645    82.41%      341      337        3
----------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

                                                            PERCENT                                       W.A.      W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
PREPAYMENT PENALTY TERM         MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
(MONTHS)                         LOANS        BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

0                                 1,723   $296,620,720.48    32.78%   40.78%  7.322%    649    83.28%      335       332       3
6                                     1         53,015.11     0.01    48.20  10.550     547    90.00       360       356       4
12                                  153     38,532,419.86     4.26    40.78   6.933     663    80.43       346       342       3
24                                2,542    496,018,645.05    54.82    40.76   6.993     641    82.38       342       339       3
36                                  390     73,601,883.76     8.13    39.83   6.891     648    80.05       347       344       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%    645    82.41%      341       337       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        10

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

                                                                                                             W.A.      W.A.
                                 NUMBER                       PERCENT                              W.A.   ORIGINAL  REMAINING   W.A.
                                   OF         AGGREGATE     OF LOANS BY          W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
GEOGRAPHIC DISTRIBUTION           LOANS        BALANCE       BALANCE      DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

California                        1,724    $438,978,845.67     48.52%    40.70% 6.912%    651    81.88%      341       337       3
New York                            241      54,966,036.05      6.07     41.91  7.045     653    81.70       342       339       3
Maryland                            228      41,727,857.99      4.61     41.08  7.290     632    82.78       340       337       3
Florida                             268      34,954,091.52      3.86     40.42  7.384     642    83.08       339       335       3
Virginia                            187      34,622,742.41      3.83     42.15  7.463     645    82.35       335       332       3
New Jersey                          147      33,995,422.42      3.76     41.26  6.939     638    81.55       341       338       3
Texas                               338      32,303,967.86      3.57     37.85  7.563     639    84.05       334       330       3
Washington                          188      27,281,431.07      3.02     42.49  7.333     623    85.07       336       333       3
Massachusetts                       131      26,194,440.10      2.89     42.03  6.707     654    82.82       343       340       3
Arizona                             146      25,623,618.69      2.83     40.84  7.196     651    82.29       345       341       3
Nevada                              133      24,702,449.33      2.73     38.35  7.142     656    82.05       342       339       3
Illinois                            168      24,060,558.08      2.66     41.02  7.322     636    84.30       343       340       3
Connecticut                          57       9,728,891.97      1.08     41.18  7.193     632    81.91       347       344       3
Pennsylvania                         86       8,895,494.78      0.98     37.52  7.576     615    82.53       344       340       3
Georgia                              56       7,162,317.73      0.79     35.46  7.493     643    83.70       341       338       3
North Carolina                       60       6,437,948.23      0.71     36.10  7.472     634    82.18       337       333       4
District of Columbia                 31       6,179,535.20      0.68     41.41  7.089     625    78.48       350       347       3
Louisiana                            75       6,140,057.22      0.68     39.25  7.741     616    85.23       342       338       3
Oregon                               36       5,013,054.63      0.55     40.10  7.145     629    83.23       336       333       4
New Hampshire                        27       4,338,666.58      0.48     42.79  7.084     628    79.81       345       342       3
Missouri                             54       4,236,313.89      0.47     43.10  7.850     626    87.36       339       336       3
Colorado                             33       4,234,565.19      0.47     43.91  6.827     634    84.86       351       347       4
Tennessee                            48       4,043,944.03      0.45     41.44  7.382     624    82.61       345       342       3
Michigan                             31       3,799,844.76      0.42     40.00  7.437     624    87.36       348       345       4
Wisconsin                            33       3,430,417.90      0.38     40.35  7.475     619    83.95       344       341       3
Rhode Island                         18       3,220,549.78      0.36     37.38  6.582     640    80.61       346       342       3
Idaho                                33       2,956,514.23      0.33     35.66  7.772     621    83.65       329       326       3
Ohio                                 33       2,725,961.69      0.30     36.47  7.699     637    84.16       342       338       3
Delaware                             14       2,402,977.15      0.27     39.90  6.711     631    85.35       352       349       3
Indiana                              19       2,251,761.96      0.25     39.57  8.082     618    85.30       352       348       4
Oklahoma                             22       2,177,848.81      0.24     44.65  7.635     647    83.87       337       334       3
Maine                                14       2,166,842.82      0.24     42.33  7.051     630    82.32       346       343       3
Mississippi                          32       2,126,274.35      0.23     40.05  8.284     615    84.65       332       328       3
Montana                              12       1,958,922.39      0.22     40.24  7.451     642    81.33       344       341       3
New Mexico                           20       1,813,013.00      0.20     37.59  7.737     632    80.00       322       318       3
Kansas                               10       1,407,985.31      0.16     49.19  8.013     588    86.39       346       343       4
Minnesota                             9       1,307,224.67      0.14     42.38  7.348     622    85.10       342       338       3
Arkansas                             10       1,115,446.22      0.12     33.13  8.020     615    89.40       352       349       4
South Carolina                       11       1,075,341.19      0.12     42.17  7.526     622    88.88       349       345       3
Utah                                  6         910,592.00      0.10     39.47  6.925     662    81.64       354       351       3
West Virginia                         7         899,267.26      0.10     42.65  7.440     626    81.98       355       352       3
Vermont                               2         352,807.70      0.04     49.78  6.838     623    85.48       360       355       5
Wyoming                               3         282,127.18      0.03     47.47  6.818     610    85.08       308       305       3
North Dakota                          2         179,124.65      0.02     46.97  8.136     675    94.29       360       356       4
Kentucky                              3         163,341.54      0.02     39.78  7.339     617    82.10       341       337       4
Iowa                                  1         108,684.58      0.01     24.07  7.675     610    88.40       360       356       4
South Dakota                          1          87,883.78      0.01     46.46  6.500     591    80.00       360       357       3
Alabama                               1          83,678.70      0.01     32.66  6.250     646    80.00       360       356       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809    $904,826,684.26    100.00%    40.69% 7.090%    645    82.41%      341       337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

                                                                                                             W.A.      W.A.
                                 NUMBER                       PERCENT                              W.A.   ORIGINAL  REMAINING  W.A.
                                   OF         AGGREGATE     OF LOANS BY          W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
GROSS MARGIN (%)                 LOANS         BALANCE        BALANCE     DTI   COUPON  SCORE     LTV       (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

3.001 - 3.500                         1    $     99,935.14      0.01%    35.97% 8.200%    637    80.00%      360       356       4
3.501 - 4.000                         1         520,000.00      0.07     41.59  5.990     691    80.00       360       356       4
4.001 - 4.500                        95      18,459,670.48      2.51     41.47  6.788     643    81.54       360       357       3
4.501 - 5.000                        30       8,044,649.59      1.09     38.58  5.847     654    76.74       360       356       4
5.001 - 5.500                       322      96,621,792.78     13.12     41.76  6.064     661    78.88       360       357       3
5.501 - 6.000                       594     166,981,236.02     22.67     40.21  6.313     654    79.65       360       357       3
6.001 - 6.500                       696     181,748,112.59     24.68     40.23  6.691     646    80.55       360       357       3
6.501 - 7.000                       560     137,575,780.30     18.68     40.60  7.018     637    81.04       360       357       3
7.001 - 7.500                       306      71,098,978.21      9.65     41.70  7.476     623    83.31       360       357       3
7.501 - 8.000                       244      47,777,651.96      6.49     41.54  7.806     617    84.31       360       357       3
8.001 - 8.500                        29       4,995,680.18      0.68     38.50  8.379     598    83.21       360       356       4
8.501 - 9.000                        17       2,172,643.44      0.29     38.11  9.056     581    85.77       360       357       3
9.001 - 9.500                         3         399,008.29      0.05     36.78  8.513     534    83.69       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,898    $736,495,138.98    100.00%    40.71% 6.745%    643    80.75%      360       357       3
------------------------------------------------------------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                                                                                                             W.A.      W.A.
                                 NUMBER                        PERCENT                             W.A.   ORIGINAL  REMAINING   W.A.
                                   OF         AGGREGATE     OF LOANS BY          W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.   GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
INITIAL CAP (%)                  LOANS         BALANCE        BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

1.000                                22    $  4,819,887.32      0.65%    35.88% 6.838%    640    81.22%      360       356       4
1.500                               152      37,739,481.99      5.12     40.95  7.238     622    79.83       360       356       4
3.000                             2,643     667,661,084.55     90.65     40.83  6.738     643    80.83       360       357       3
5.000                                81      26,274,685.12      3.57     38.29  6.186     682    79.92       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,898    $736,495,138.98    100.00%    40.71% 6.745%    643    80.75%      360       357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                                                                                                             W.A.      W.A.
                                 NUMBER                       PERCENT                              W.A.   ORIGINAL  REMAINING   W.A.
                                   OF         AGGREGATE     OF LOANS BY          W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.  GROSS   CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
PERIODIC CAP (%)                 LOANS         BALANCE        BALANCE     DTI   COUPON   SCORE    LTV       (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

0.500                                 1    $    193,600.70      0.03%    37.78% 7.625%    629    90.00%      360       356       4
1.000                             2,884     734,149,741.32     99.68     40.71  6.742     643    80.76       360       357       3
1.500                                 2         472,719.58      0.06     42.18  6.319     728    80.00       360       357       3
2.000                                11       1,679,077.38      0.23     41.32  7.861     596    75.77       360       356       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,898    $736,495,138.98    100.00%    40.71% 6.745%    643    80.75%      360       357       3
------------------------------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

                                                                                                             W.A.      W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF         AGGREGATE     OF LOANS BY           W.A.    W.A.  COMBINED   TERM TO    TERM TO   LOAN
                                MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MAXIMUM RATE (%)                 LOANS         BALANCE        BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

10.501 - 11.000                       2   $  1,198,229.87       0.16%    41.74%  4.346%   742    80.00%      360       357       3
11.001 - 11.500                      21      6,787,918.96       0.92     36.18   5.470    675    78.43       360       357       3
11.501 - 12.000                     100     32,253,956.59       4.38     40.72   5.379    675    77.74       360       357       3
12.001 - 12.500                     421    127,740,635.30      17.34     40.40   5.857    667    79.92       360       357       3
12.501 - 13.000                     585    160,431,229.36      21.78     40.81   6.317    654    80.03       360       357       3
13.001 - 13.500                     727    187,200,746.75      25.42     40.85   6.798    645    81.04       360       357       3
13.501 - 14.000                     420     97,117,053.74      13.19     40.68   7.294    635    81.37       360       357       3
14.001 - 14.500                     296     66,586,666.46       9.04     41.33   7.789    613    81.74       360       357       3
14.501 - 15.000                     184     35,560,720.97       4.83     40.67   8.329    592    82.56       360       357       3
15.001 - 15.500                      92     15,151,700.72       2.06     41.34   8.728    569    83.72       360       357       3
15.501 - 16.000                      25      3,271,101.36       0.44     35.42   9.225    553    88.09       360       356       4
16.001 - 16.500                      17      2,452,052.35       0.33     39.06   9.784    563    86.58       360       357       3
16.501 - 17.000                       5        586,517.33       0.08     45.04  10.185    545    87.32       360       355       5
17.001 - 17.500                       2        109,908.67       0.01     48.83  10.744    524    84.74       360       357       3
17.501 - 18.000                       1         46,700.55       0.01     38.37  11.125    527    85.00       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,898   $736,495,138.98     100.00%    40.71%  6.745%   643    80.75%      360       357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

                                                            PERCENT                                        W.A.       W.A.
                                 NUMBER                     OF LOANS                             W.A.   ORIGINAL   REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.     W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS    CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MINIMUM RATE (%)                 LOANS        BALANCE       BALANCE    DTI    COUPON   SCORE      LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500                         2   $  1,198,229.87     0.16%   41.74%   4.346%    742    80.00%      360       357       3
4.501 - 5.000                        12      4,694,666.18     0.64    35.67    4.899     695    76.44       360       357       3
5.001 - 5.500                       100     31,893,368.14     4.33    40.70    5.369     674    77.72       360       357       3
5.501 - 6.000                       423    128,408,868.75    17.44    40.40    5.858     667    79.91       360       357       3
6.001 - 6.500                       585    160,504,263.34    21.79    40.78    6.315     654    80.03       360       357       3
6.501 - 7.000                       732    188,530,853.27    25.60    40.87    6.798     645    81.03       360       357       3
7.001 - 7.500                       424     98,039,268.27    13.31    40.69    7.299     635    81.53       360       357       3
7.501 - 8.000                       294     66,155,771.04     8.98    41.29    7.791     613    81.70       360       357       3
8.001 - 8.500                       187     35,852,371.02     4.87    40.63    8.329     591    82.34       360       357       3
8.501 - 9.000                        92     15,127,163.62     2.05    41.11    8.740     569    84.01       360       357       3
9.001 - 9.500                        23      2,956,781.38     0.40    35.61    9.290     556    88.85       360       356       4
9.501 - 10.000                       17      2,448,321.75     0.33    39.01    9.782     563    85.38       360       357       3
10.001 - 10.500                       4        528,603.13     0.07    46.26   10.258     539    92.00       360       355       5
10.501 - 11.000                       2        109,908.67     0.01    48.83   10.744     524    84.74       360       357       3
11.001 - 11.500                       1         46,700.55     0.01    38.37   11.125     527    85.00       360       357       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,898   $736,495,138.98   100.00%   40.71%   6.745%    643    80.75%      360       357       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

                                                            PERCENT                                        W.A.      W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
NEXT RATE ADJUSTMENT DATE         LOANS       BALANCE       BALANCE    DTI    COUPON  SCORE     LTV       (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

November 1, 2005                      1   $    123,624.76     0.02%   39.25%  8.175%    517    79.49%      360       356       4
December 1, 2005                      2        395,162.65     0.05    20.88   6.606     617    85.43       360       357       3
November 1, 2006                      1         98,380.84     0.01    49.56   8.500     505    75.00       360       350      10
December 1, 2006                      2        496,014.98     0.07    40.55   6.665     556    76.17       360       351       9
January 1, 2007                       1        240,447.09     0.03    38.82   7.350     536    72.67       360       352       8
March 1, 2007                         6      1,275,623.18     0.17    42.33   8.406     588    90.09       360       354       6
April 1, 2007                        95     24,554,501.09     3.33    38.40   6.909     624    81.08       360       355       5
May 1, 2007                         655    161,908,596.43    21.98    40.62   6.821     640    81.09       360       356       4
June 1, 2007                      1,879    481,115,281.60    65.32    40.94   6.758     643    80.72       360       357       3
July 1, 2007                          1        227,825.27     0.03    40.91   6.990     648    80.00       360       358       2
January 1, 2008                       1        162,266.74     0.02    49.11   7.800     640    80.00       360       352       8
February 1, 2008                      1        178,869.75     0.02    46.08   6.625     692    80.00       360       353       7
April 1, 2008                         2        240,645.89     0.03    41.98   7.257     623    80.00       360       355       5
May 1, 2008                          26      5,321,919.68     0.72    42.29   6.773     633    79.88       360       356       4
June 1, 2008                         69     16,132,950.76     2.19    41.68   6.520     647    82.96       360       357       3
July 1, 2008                          1        143,236.04     0.02    45.90   6.425     662    84.91       360       358       2
April 1, 2010                         2        417,239.66     0.06    44.26   6.803     675    80.00       360       355       5
May 1, 2010                          34      8,174,123.14     1.11    39.31   6.422     686    81.32       360       356       4
June 1, 2010                        119     35,288,429.43     4.79    39.36   6.183     676    78.13       360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,898   $736,495,138.98   100.00%   40.71%  6.745%    643    80.75%      360       357       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

DTI

                                                            PERCENT                                       W.A.      W.A.
                                 NUMBER                     OF LOANS                             W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
DTI (%)                          LOANS        BALANCE       BALANCE    DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

0.00 - 4.99                           5   $  1,222,220.55     0.14%    3.13%  6.588%    684    93.09%      349       346       4
5.00 - 9.99                          12      3,698,109.78     0.41     7.75   7.059     614    80.16       347       343       3
10.00 - 14.99                        33      5,619,875.68     0.62    12.35   6.781     666    82.72       339       335       4
15.00 - 19.99                        72     13,181,033.84     1.46    17.70   6.959     648    81.25       350       346       3
20.00 - 24.99                       150     25,894,192.79     2.86    22.74   7.143     642    82.32       340       337       3
25.00 - 29.99                       311     52,298,191.10     5.78    27.57   7.045     645    81.50       344       341       3
30.00 - 34.99                       533     99,272,127.42    10.97    32.67   6.996     648    81.59       344       340       3
35.00 - 39.99                       838    157,073,995.78    17.36    37.75   7.062     652    82.62       340       337       3
40.00 - 44.99                     1,171    228,225,433.10    25.22    42.63   7.100     646    82.41       340       336       3
45.00 - 49.99                     1,303    245,548,698.01    27.14    47.65   7.207     642    82.58       338       335       3
50.00 - 54.99                       326     61,786,592.34     6.83    52.21   6.929     634    83.25       345       342       3
55.00 >=                             55     11,006,213.87     1.22    56.89   6.890     638    83.47       345       341       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%    645    82.41%      341       337       3
----------------------------------------------------------------------------------------------------------------------------------

CREDIT GRADE

                                                            PERCENT                                       W.A.      W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
CREDIT GRADE                     LOANS        BALANCE       BALANCE    DTI    COUPON  SCORE      LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

AA                                2,420   $475,189,099.20    52.52%   40.56%  6.915%    686    83.40%      337       334       3
A                                 1,359    243,823,454.09    26.95    41.16   7.096     622    82.60       339       336       3
A-                                  528     82,650,225.48     9.13    39.94   7.249     598    81.11       341       338       3
B                                   261     50,729,348.86     5.61    40.28   7.959     536    76.88       359       355       4
B+                                  217     47,577,089.07     5.26    40.95   7.494     566    80.56       358       355       3
C                                    24      4,857,467.56     0.54    44.37   8.203     517    73.21       360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%    645    82.41%      341       337       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                         GROUP 1 MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

SUMMARY                                                                   TOTAL          MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------------

Statistical Cut-off Date Aggregate Principal Balance                  $273,512,841.18
Number of Loans                                                                 1,947
Average Original Loan Balance                                         $    140,788.79   $ 14,00.00   $652,500.00
Average Current Loan Balance                                          $    140,479.12   $13,980.25   $652,500.00
(1) Weighted Average Combined Original LTV                                      82.48%       11.52%       100.00%
(1) Weighted Average Gross Coupon                                               7.095%       4.875%       12.875%
(1)(2) Weighted Average Gross Margin                                            6.375%       3.388%        9.250%
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                 23            3            57
(1) Weighted Average Remaining Term to Maturity (months)                          341          174           358
(1)(3) Weighted Average Credit Score                                              647          500           814
----------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.

(2)  Adjustable Loans Only

(3)  100.00% of the Mortgage Loans have Credit Scores.

--------------------------------------------------------------------------------

                                      RANGE

Product Type                            Adjustable                     80.46%

                                        Fixed                          19.54%
Fully Amortizing Mortgage Loans                                        53.44%
Interest Only Loans                                                    19.91%
Balloon Loans                                                          26.65%
Lien:                                   First                          91.93%
                                        Second                          8.07%

Property Type                           Single Family Detached         68.49%
                                        Condominium                     9.66
                                        PUD Single Family (Detached)    8.57
                                        Duplex                          6.09
                                        PUD Project (Attached)          4.79
                                        Triplex                         1.37
                                        Single Family 4 Unit            1.02

Geographic Distribution(Top 5 States)   California                     28.48%
                                        Maryland                        7.18
                                        New York                        5.98
                                        Florida                         5.67
                                        Washington                      5.59
Number of States                        47
Largest Zip Code Concentration          92553
Loans with Prepayment Penalties                                        63.60%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       17

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

                                                            PERCENT                                      W.A.      W.A.
                                 NUMBER                    OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
MORTGAGE COUPONS (%)             LOANS        BALANCE       BALANCE    DTI   COUPON   SCORE     LTV     (MOS)      (MOS)    (MOS)
---------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                         4       $968,640.54      0.35%  33.18%  4.959%   721     63.50%    360        357       3
5.001 - 5.500                        45     10,628,092.25      3.89   41.04   5.375    673     75.45     357        353       4
5.501 - 6.000                       173     38,265,495.93     13.99   40.55   5.869    668     78.66     358        355       3
6.001 - 6.500                       267     52,565,146.90     19.22   41.27   6.325    659     79.91     359        356       3
6.501 - 7.000                       353     67,606,289.36     24.72   40.60   6.809    648     80.81     359        355       3
7.001 - 7.500                       195     34,089,051.43     12.46   41.51   7.293    642     82.12     358        355       3
7.501 - 8.000                       156     24,286,487.48      8.88   41.43   7.792    624     83.45     358        354       3
8.001 - 8.500                       125     15,723,163.88      5.75   41.73   8.317    613     87.72     345        342       3
8.501 - 9.000                       100      7,586,509.53      2.77   39.75   8.777    599     90.81     312        308       3
9.001 - 9.500                        61      3,645,043.56      1.33   39.04   9.402    623     95.75     264        261       3
9.501 - 10.000                      153      5,982,544.50      2.19   42.33   9.880    642     97.32     210        207       3
10.001 - 10.500                      90      4,105,834.61      1.50   42.35  10.372    636     97.43     202        198       4
10.501 - 11.000                     118      4,281,003.88      1.57   42.85  10.891    630     99.22     183        179       3
11.001 - 11.500                      85      2,987,167.88      1.09   42.07  11.309    621     98.47     180        177       3
11.501 - 12.000                      13        468,032.32      0.17   44.23  11.887    622     97.79     186        183       3
12.001 - 12.500                       7        245,194.52      0.09   38.01  12.499    618     98.60     180        177       3
12.501 - 13.000                       2         79,143.24      0.03   23.69  12.851    615     99.05     180        177       3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81    100.00%  41.03%  7.095%   647     82.48%    344        341       3
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       18

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                                                            PERCENT                                      W.A.      W.A.
                                 NUMBER                    OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY              W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
COMBINED ORIGINAL LTV(%)         LOANS        BALANCE       BALANCE    DTI   COUPON   SCORE     LTV     (MOS)      (MOS)    (MOS)
---------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                         1   $     24,886.27     0.01%   24.72% 11.225%   623     11.52%    240        236       4
15.01 - 20.00                         1         74,605.06     0.03    37.09  10.100    675     16.67     240        236       4
20.01 - 25.00                         1         64,912.84     0.02    37.17   9.990    631     21.67     360        357       3
25.01 - 30.00                         2        114,336.40     0.04    35.32   6.832    698     28.55     360        357       3
30.01 - 35.00                         4        478,988.80     0.18    40.80   7.301    618     33.85     360        357       3
35.01 - 40.00                         5        858,094.52     0.31    44.87   6.675    607     36.21     360        357       3
40.01 - 45.00                         9      1,397,190.12     0.51    31.20   6.190    635     43.42     327        323       3
45.01 - 50.00                         7      1,513,867.95     0.55    34.36   6.170    657     47.11     360        356       4
50.01 - 55.00                         7      1,496,998.00     0.55    44.38   6.130    706     53.53     360        356       4
55.01 - 60.00                        22      4,177,254.38     1.53    37.64   6.965    619     57.84     360        357       3
60.01 - 65.00                        23      4,336,892.76     1.59    40.44   6.681    624     62.72     357        354       3
65.01 - 70.00                        46      9,540,932.29     3.49    39.16   6.406    627     67.91     350        346       3
70.01 - 75.00                        58     11,739,666.06     4.29    39.98   6.805    624     73.69     358        354       3
75.01 - 80.00                       727    130,136,304.71    47.58    41.40   6.624    661     79.82     360        356       3
80.01 - 85.00                        90     17,490,493.92     6.39    38.62   6.871    635     84.14     358        355       3
85.01 - 90.00                       231     45,000,740.30    16.45    41.52   7.094    629     89.55     358        355       3
90.01 - 95.00                       158     23,893,735.69     8.74    41.78   7.855    628     94.67     351        347       3
95.01 - 100.00                      555     21,172,941.74     7.74    41.92  10.080    656     99.95     185        182       3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81   100.00%   41.03%  7.095%   647     82.48%    344        341       3
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       19

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

PRINCIPAL BALANCE

                                                                                                           W.A.      W.A.
                                 NUMBER                      PERCENT                             W.A.    ORIGINAL  REMAINING  W.A.
                                   OF        AGGREGATE     OF LOANS BY          W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL      PRINCIPAL    W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PRINCIPAL BALANCE ($)             LOANS       BALANCE        BALANCE     DTI   COUPON  SCORE     LTV       (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

less than 50,000.00                 484   $ 14,985,039.02      5.48%    41.10% 10.030%   644    97.69%      192       189       3
50,000.01 - 100,000.00              363     25,889,886.70      9.47     39.35   8.254    648    86.77       300       296       3
100,000.01 - 150,000.00             284     35,418,492.67     12.95     40.40   7.000    639    80.96       357       354       3
150,000.01 - 200,000.00             272     47,853,512.59     17.50     41.27   6.907    637    80.47       359       356       3
200,000.01 - 250,000.00             199     44,533,888.79     16.28     40.83   6.747    649    80.24       360       357       3
250,000.01 - 300,000.00             198     54,829,907.46     20.05     41.70   6.648    651    80.74       360       357       3
300,000.01 - 350,000.00             110     35,563,812.32     13.00     41.42   6.647    650    81.88       358       355       3
350,000.01 - 400,000.00              28     10,205,622.83      3.73     41.18   6.804    654    84.56       360       356       4
400,000.01 - 450,000.00               7      3,002,050.96      1.10     44.60   6.203    698    81.50       360       356       4
550,000.01 - 600,000.00               1        578,128.47      0.21     43.24   7.076    659    90.00       360       355       5
650,000.01 - 700,000.00               1        652,500.00      0.24     39.57   6.875    658    90.00       360       357       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81    100.00%    41.03%  7.095%   647    82.48%      344       341       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

                                                                                                            W.A.      W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF         AGGREGATE     OF LOANS BY          W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
ORIGINAL TERM TO                MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MATURITY (MONTHS)                LOANS         BALANCE        BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

180                                 603    $ 23,462,398.32      8.58%    41.85% 9.944%    653    97.59%      180       177       3
240                                   9         402,238.51      0.15     40.20  9.069     644    68.86       240       236       4
360                               1,335     249,648,204.98     91.27     40.96  6.824     646    81.08       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947    $273,512,841.81    100.00%    41.03% 7.095%    647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

                                                                                                            W.A.       W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED   TERM TO   TERM TO    LOAN
REMAINING TERM TO               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
MATURITY (MONTHS)                LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

171 - 175                            18   $    737,268.34       0.27%    39.72% 9.399%    652    94.05%      180       175       5
176 - 180                           585     22,725,129.98       8.31     41.92  9.961     653    97.71       180       177       3
231 - 235                             3        134,616.86       0.05     44.89  8.417     634    85.88       240       235       5
236 - 240                             6        267,621.65       0.10     37.84  9.397     650    60.30       240       236       4
346 - 350                             1         98,380.84       0.04     49.56  8.500     505    75.00       360       350      10
351 - 355                            55     10,606,043.82       3.88     40.16  6.874     638    81.71       360       355       5
356 - 360                         1,279    238,943,780.32      87.36     40.99  6.821     646    81.06       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81     100.00%    41.03% 7.095%    647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

                                                                                                            W.A.      W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS             W.A.   W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
CREDIT SCORE                     LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

801 - 850                             8   $    833,544.50       0.30%    28.56% 6.138%    807    77.61%      339       336       3
751 - 800                            77     11,861,826.11       4.34     39.97  6.887     771    82.32       343       340       3
701 - 750                           185     28,253,154.23      10.33     41.67  6.755     720    82.06       345       341       3
651 - 700                           572     84,447,639.09      30.88     41.00  6.871     673    82.27       344       341       3
601 - 650                           732     99,177,454.33      36.26     41.12  7.057     628    82.56       343       339       3
551 - 600                           284     34,553,461.22      12.63     41.17  7.669     580    84.63       343       340       3
501 - 550                            87     14,193,408.33       5.19     40.73  8.173     526    79.42       359       356       3
451 - 500                             2        192,354.00       0.07     36.99  8.473     500    69.24       360       355       5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81     100.00%    41.03% 7.095%    647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                                                                                            W.A.      W.A.
                                 NUMBER                      PERCENT                              W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
PROPERTY TYPE                     LOANS       BALANCE        BALANCE      DTI   COUPON   CORE      LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

Single Family Residence           1,461   $203,983,121.10      74.58%    40.95% 7.085%    643    82.31%      345       342       3
Planned Unit Development            255     36,561,795.71      13.37     41.09  7.231     656    83.94       342       339       3
Condominium                         210     26,417,290.06       9.66     41.65  7.028     657    82.84       339       335       3
Two-to-Four Family                   21      6,550,634.94       2.40     40.97  6.900     653    78.15       359       355       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81     100.00%    41.03% 7.095%    647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

OCCUPANCY STATUS

                                                                                                            W.A.      W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING  W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
OCCUPANCY STATUS                  LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

Primary                           1,762   $245,432,472.04      89.73%    40.95% 7.072%    642    82.28%      344       340       3
Investment                           86     14,372,122.99       5.25     42.03  7.435     672    84.24       360       357       3
Second/Vacation                      99     13,708,246.78       5.01     41.56  7.140     704    84.19       343       340       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81     100.00%    41.03% 7.095%    647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                                                                                             W.A.      W.A.
                                 NUMBER                       PERCENT                              W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
DOCUMENTATION                     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation                1,003   $130,055,450.32      47.55%    41.51% 7.115%    633    83.56%      343       340       3
Stated Income/Verified Assets
(Streamlined)                       438     54,840,994.49      20.05     42.22  7.413     679    83.10       335       331       3
Stated Income Documentation         220     46,804,039.93      17.11     39.39  6.745     654    77.72       357       354       3
Limited Documentation               231     34,346,770.82      12.56     40.52  7.016     633    83.71       348       344       3
Lite Documentation                   44      6,078,495.76       2.22     37.18  6.858     668    83.59       341       337       3
Full-Alternative Documentation       11      1,387,090.49       0.51     34.37  7.358     629    81.93       338       335       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81     100.00%    41.03% 7.095%    647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                                                                                                            W.A.      W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
LOAN PURPOSE                     LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

C/O Refi                            944   $164,283,669.87      60.06%    40.36% 6.964%    635    81.30%      350       347       3
Purchase                            905     94,938,354.89      34.71     42.54  7.322     670    84.71       334       331       3
R/T Refi                             79     12,553,096.00       4.59     39.47  7.064     631    81.93       349       345       3
Texas C/O Refi                       19      1,737,721.05       0.64     33.62  7.285     616    76.76       350       347       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81     100.00%    41.03% 7.095%    647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

PRODUCT TYPE

                                                                                                            W.A.       W.A.
                                 NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING  W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PRODUCT TYPE                     LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE    LTV       (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

0.5/29.5 6 ML                         1   $    214,546.54       0.08%    17.14%  6.990%   582    90.00%      360       357       3
15 YR FIXED                          22      1,833,666.17       0.67     40.09   7.104    646    74.51       180       176       4
15/30 BALLOON                       581     21,628,732.15       7.91     42.00  10.184    654    99.55       180       177       3
20 YR FIXED                           9        402,238.51       0.15     40.20   9.069    644    68.86       240       236       4
2/28 6 ML                           629    107,585,918.75      39.33     41.44   7.060    637    82.00       360       357       3
2/28 6 ML with 10 yr IO              11      2,010,199.58       0.73     36.82   6.807    666    83.63       360       357       3
2/28 6 ML with 5 yr IO              200     43,808,437.73      16.02     38.85   6.443    666    82.31       360       357       3
2/28 6 ML 30/40 BALLOON             207     43,847,477.73      16.03     42.60   6.772    635    81.12       360       357       3
30 YR FIXED                         151     25,179,015.87       9.21     40.49   6.931    652    75.82       360       357       3
30 YR FIXED 30/40 BALLOON            20      4,392,217.00       1.61     41.98   6.714    647    77.38       360       357       3
3/27 6 ML                            33      6,329,153.36       2.31     43.98   6.710    639    82.71       360       357       3
3/27 6 ML with 5 yr IO                8      1,833,329.00       0.67     39.07   6.078    679    80.00       360       357       3
3/27 6 ML 30/40 BALLOON               7      1,418,551.47       0.52     44.48   6.373    659    86.02       360       357       3
5/25 6 ML                            30      4,634,250.46       1.69     38.56   6.508    660    78.55       360       357       3
5/25 6 ML with 10 yr IO               2        868,500.00       0.32     40.36   6.779    648    87.51       360       357       3
5/25 6 ML with 5 yr IO               27      5,922,861.81       2.17     39.74   6.152    683    76.96       360       357       3
5/25 6 ML 30/40 BALLOON               9      1,603,745.68       0.59     33.06   6.479    676    82.32       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81     100.00%    41.03%  7.095%   647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

IO TERM

                                                                                                            W.A.      W.A.
                                 NUMBER                      PERCENT                               W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED   TERM TO    TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
IO TERM (MONTHS)                 LOANS        BALANCE        BALANCE      DTI   COUPON   SCORE     LTV      (MOS)      (MOS)   (MOS)
------------------------------------------------------------------------------------------------------------------------------------

0                                 1,699   $219,069,513.69      80.09%    41.56% 7.263%    641    82.65%      341       337       3
60                                  235     51,564,628.54      18.85     38.96  6.397     668    81.62       360       357       3
120                                  13      2,878,699.58       1.05     37.89  6.799     661    84.80       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81     100.00%    41.03% 7.095%    647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

LIEN POSITION

                                                                                                            W.A.      W.A.
                                 NUMBER                      PERCENT                               W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
LIEN POSITION                    LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

1                                 1,352   $251,429,793.54      91.93%    40.95%  6.823%   646    80.98%      359       355       3
2                                   595     22,083,048.27       8.07     41.97  10.185    654    99.54       180       177       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81     100.00%    41.03%  7.095%   647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

                                                                                                            W.A.      W.A.
                                 NUMBER                      PERCENT                              W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  TERM TO    TERM TO    LOAN
PREPAYMENT PENALTY              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
TERMS (MONTHS)                   LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

0                                   766   $ 99,568,280.75      36.40%    41.35%  7.225%   652    83.46%      338       334       3
6                                     1         53,015.11       0.02     48.20  10.550    547    90.00       360       356       4
12                                   49      9,422,042.71       3.44     39.65   6.810    670    79.48       347       344       3
24                                  953    137,428,752.35      50.25     41.01   7.060    640    82.85       347       344       3
36                                  178     27,040,750.89       9.89     40.47   6.881    649    78.05       354       351       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,947   $273,512,841.81     100.00%    41.03%  7.095%   647    82.48%      344       341       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       25

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

                                                            PERCENT                                       W.A.      W.A.
                                 NUMBER                    OF LOANS                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS   CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
GEOGRAPHIC DISTRIBUTION           LOANS       BALANCE       BALANCE    DTI    COUPON  SCORE     LTV       (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

California                         372    $ 77,893,423.30    28.48%   40.83%  6.684%    648    79.66%      352       348       3
Maryland                           131      19,634,855.15     7.18    41.00   7.240     644    82.53       338       335       3
New York                            83      16,355,656.56     5.98    41.77   6.910     658    80.15       346       342       3
Florida                            149      15,514,894.45     5.67    40.46   7.386     647    83.25       339       336       3
Washington                         118      15,298,953.69     5.59    42.79   7.328     624    86.64       338       335       3
Massachusetts                       70      13,797,635.33     5.04    41.25   6.476     665    82.31       347       344       3
Virginia                            90      12,848,160.26     4.70    42.82   7.437     657    83.38       340       336       3
Illinois                            96      11,875,713.35     4.34    41.80   7.210     648    85.17       341       337       3
New Jersey                          58      11,856,938.79     4.34    43.32   6.894     646    81.91       350       347       3
Arizona                             81      10,650,426.75     3.89    40.22   7.333     659    85.07       342       339       3
Texas                              133       9,799,047.34     3.58    38.77   7.684     643    84.52       338       335       3
Nevada                              54       8,030,448.13     2.94    41.37   7.016     658    82.49       343       339       3
Pennsylvania                        54       5,193,612.14     1.90    34.87   7.695     622    83.71       340       337       3
Connecticut                         33       4,426,297.54     1.62    40.29   7.346     645    83.79       342       339       3
Oregon                              26       2,881,006.48     1.05    37.95   7.336     642    86.46       337       334       3
North Carolina                      34       2,848,717.50     1.04    39.71   7.603     646    83.97       331       327       4
Colorado                            22       2,534,841.04     0.93    45.48   6.864     654    85.02       347       344       3
Missouri                            35       2,525,737.37     0.92    43.37   7.899     624    87.26       341       338       3
Georgia                             21       2,289,477.24     0.84    40.56   7.703     665    83.94       344       340       3
Wisconsin                           22       2,246,062.31     0.82    39.18   7.543     634    84.47       341       338       3
Louisiana                           36       2,242,910.05     0.82    41.48   7.924     633    85.94       333       329       4
Tennessee                           28       2,213,625.77     0.81    42.14   7.458     624    81.06       343       340       3
New Hampshire                       16       1,897,482.42     0.69    41.60   7.243     648    84.23       333       330       3
Indiana                             16       1,712,095.86     0.63    38.49   8.405     604    86.47       350       345       4
District of Columbia                11       1,688,137.80     0.62    43.84   7.220     626    77.02       349       345       3
Michigan                            19       1,552,285.86     0.57    35.93   8.024     618    90.56       336       333       3
Rhode Island                         7       1,524,684.90     0.56    35.18   6.109     673    81.62       352       348       3
Delaware                            10       1,462,539.83     0.53    45.33   6.915     629    86.26       347       344       3
Mississippi                         21       1,341,453.55     0.49    41.30   7.878     633    82.41       343       339       4
New Mexico                          14       1,240,678.33     0.45    36.58   7.067     649    78.93       349       346       3
Ohio                                16       1,187,614.87     0.43    36.15   7.604     644    85.88       327       324       3
Maine                                8       1,129,804.76     0.41    45.06   6.860     633    82.50       347       344       3
Idaho                               15       1,004,803.79     0.37    38.30   7.901     646    85.21       315       311       3
Montana                              6         744,247.72     0.27    45.99   7.519     694    83.11       332       329       3
Oklahoma                             9         714,744.81     0.26    43.91   7.943     648    84.91       342       338       4
Arkansas                             6         675,918.46     0.25    34.02   8.063     569    93.00       354       351       3
South Carolina                       6         674,963.32     0.25    43.14   7.652     618    91.94       349       345       3
Minnesota                            4         492,271.79     0.18    37.68   8.079     608    84.48       323       319       4
Kansas                               5         447,034.21     0.16    49.78   9.146     564    82.81       345       342       3
Utah                                 2         300,777.39     0.11    47.16   7.131     659    80.99       360       357       3
West Virginia                        2         184,474.50     0.07    37.92   8.412     593    86.33       360       356       4
Vermont                              1         116,668.16     0.04    43.71   7.775     590    90.00       360       356       4
Iowa                                 1         108,684.58     0.04    24.07   7.675     610    88.40       360       356       4
North Dakota                         1         102,307.52     0.04    47.57   7.750     684    90.00       360       356       4
Kentucky                             2          85,880.46     0.03    31.95   8.140     624    84.00       324       320       4
Alabama                              1          83,678.70     0.03    32.66   6.250     646    80.00       360       356       4
Wyoming                              2          81,167.68     0.03    36.24   9.587     660    97.67       180       176       4
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,947    $273,512,841.81   100.00%   41.03%  7.095%    647    82.48%      344       341       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       26

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

                                                            PERCENT                                        W.A.      W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.    W.A.   COMBINED  TERM TO    TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
GROSS MARGIN (%)                 LOANS        BALANCE       BALANCE    DTI    COUPON   SCORE     LTV      (MOS)      (MOS)   (MOS)
----------------------------------------------------------------------------------------------------------------------------------

3.001 - 3.500                         1   $     99,935.14     0.05%   35.97%  8.200%    637    80.00%     360        356       4
4.001 - 4.500                        52      9,129,395.39     4.15    42.15   6.709     651    82.09      360        357       3
4.501 - 5.000                        13      2,702,755.50     1.23    38.97   6.024     654    71.27      360        356       4
5.001 - 5.500                       119     26,007,635.36    11.82    41.07   6.038     658    78.53      360        357       3
5.501 - 6.000                       206     41,509,097.92    18.86    40.14   6.289     654    79.08      360        357       3
6.001 - 6.500                       284     53,553,467.39    24.33    40.31   6.696     651    80.84      360        357       3
6.501 - 7.000                       207     39,060,897.44    17.75    41.16   7.025     644    82.43      360        357       3
7.001 - 7.500                       141     25,975,949.15    11.80    42.06   7.477     625    85.71      360        357       3
7.501 - 8.000                       117     18,552,273.05     8.43    43.23   7.835     626    88.33      360        357       3
8.001 - 8.500                        10      1,607,924.83     0.73    38.95   8.589     624    87.67      360        357       3
8.501 - 9.000                        11      1,478,632.65     0.67    37.20   8.993     587    87.95      360        357       3
9.001 - 9.500                         3        399,008.29     0.18    36.78   8.513     534    83.69      360        357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,164   $220,076,972.11   100.00%   40.99%  6.814%    645    81.76%     360        357       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       27

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                                                            PERCENT                                       W.A.      W.A.
                                 NUMBER                    OF LOANS                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.    W.A.   COMBINED  TERM TO    TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
INITIAL CAP (%)                  LOANS        BALANCE       BALANCE    DTI    COUPON   SCORE     LTV      (MOS)      (MOS)   (MOS)
----------------------------------------------------------------------------------------------------------------------------------

1.000                                11   $  2,138,134.80     0.97%   33.94%  7.157%    628    85.87%      360       356       4
1.500                                54      8,879,607.60     4.03    41.96   7.430     622    83.42       360       356       4
3.000                             1,071    202,373,847.90    91.96    41.06   6.802     645    81.76       360       357       3
5.000                                28      6,685,381.81     3.04    39.78   6.236     679    78.15       360       357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,164   $220,076,972.11   100.00%   40.99%  6.814%    645    81.76%      360       357       3
----------------------------------------------------------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                                                            PERCENT                                       W.A.       W.A.
                                 NUMBER                    OF LOANS                             W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.    W.A.   COMBINED   TERM TO    TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
PERIODIC RATE (%)                LOANS        BALANCE       BALANCE    DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

0.500                                 1   $    193,600.70     0.09%   37.78%  7.625%    629    90.00%      360       356       4
1.000                             1,160    219,450,470.80    99.72    41.00   6.810     645    81.76       360       357       3
2.000                                 3        432,900.61     0.20    39.17   8.077     563    75.53       360       356       4
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,164   $220,076,972.11   100.00%   40.99%  6.814%    645    81.76%      360       357       3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       28

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

                                                                                                            W.A.       W.A.
                                NUMBER                       PERCENT                              W.A.    ORIGINAL  REMAINING   W.A.
                                  OF        AGGREGATE       OF LOANS             W.A.    W.A.   COMBINED   TERM TO   TERM TO   LOAN
                               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
MAXIMUM RATE (%)                LOANS        BALANCE         BALANCE      DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

11.001 - 11.500                      7   $  1,448,319.69        0.66%    34.67%  5.335%   703     67.51%     360       357       3
11.501 - 12.000                     42     10,290,362.28        4.68     41.24   5.374    673     75.33      360       356       4
12.001 - 12.500                    152     33,788,689.03       15.35     40.84   5.860    667     79.59      360       357       3
12.501 - 13.000                    235     46,665,541.51       21.20     41.22   6.322    658     80.44      360       357       3
13.001 - 13.500                    296     56,892,151.87       25.85     40.27   6.803    647     81.97      360       357       3
13.501 - 14.000                    159     28,559,345.85       12.98     41.76   7.283    641     83.05      360       357       3
14.001 - 14.500                    120     20,450,957.82        9.29     41.93   7.792    621     83.62      360       357       3
14.501 - 15.000                     84     13,529,821.58        6.15     41.89   8.309    605     87.36      360       357       3
15.001 - 15.500                     41      4,976,069.61        2.26     39.95   8.752    573     87.95      360       357       3
15.501 - 16.000                     16      2,011,545.97        0.91     35.10   9.242    554     89.52      360       357       3
16.001 - 16.500                      8        937,725.51        0.43     43.49   9.745    553     89.40      360       356       4
16.501 - 17.000                      3        473,426.28        0.22     47.24  10.282    542     92.82      360       355       5
17.001 - 17.500                      1         53,015.11        0.02     48.20  10.550    547     90.00      360       356       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,164   $220,076,972.11      100.00%    40.99%  6.814%   645     81.76%     360       357       3
------------------------------------------------------------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

                                                                                                             W.A.      W.A.
                                NUMBER                       PERCENT                              W.A.    ORIGINAL  REMAINING   W.A.
                                  OF        AGGREGATE       OF LOANS             W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MINIMUM RATE (%)                 LOANS       BALANCE         BALANCE      DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                        4   $    968,640.54        0.44%    33.18%  4.959%   721     63.50%     360       357       3
5.001 - 5.500                       43     10,449,773.83        4.75     41.19   5.373    674     75.40      360       356       4
5.501 - 6.000                      153     33,936,922.48       15.42     40.81   5.862    666     79.55      360       357       3
6.001 - 6.500                      234     46,354,575.49       21.06     41.22   6.318    658     80.44      360       357       3
6.501 - 7.000                      299     57,493,732.67       26.12     40.30   6.803    648     81.89      360       357       3
7.001 - 7.500                      158     28,440,765.22       12.92     41.71   7.285    641     83.14      360       357       3
7.501 - 8.000                      120     20,450,957.82        9.29     41.93   7.792    621     83.62      360       357       3
8.001 - 8.500                       84     13,529,821.58        6.15     41.89   8.309    605     87.36      360       357       3
8.501 - 9.000                       43      5,290,389.59        2.40     39.57   8.743    570     87.53      360       357       3
9.001 - 9.500                       14      1,697,225.99        0.77     35.39   9.360    558     91.10      360       357       3
9.501 - 10.000                       8        937,725.51        0.43     43.49   9.745    553     89.40      360       356       4
10.001 - 10.500                      3        473,426.28        0.22     47.24  10.282    542     92.82      360       355       5
10.501 - 11.000                      1         53,015.11        0.02     48.20  10.550    547     90.00      360       356       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,164   $220,076,972.11      100.00%    40.99%  6.814%   645     81.76%     360       357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       29

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

                                                                                                             W.A.      W.A.
                                NUMBER                       PERCENT                               W.A.   ORIGINAL  REMAINING   W.A.
                                  OF        AGGREGATE       OF LOANS             W.A.    W.A.   COMBINED   TERM TO    TERM TO   LOAN
NEXT INTEREST                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
ADJUSTMENT DATE                 LOANS        BALANCE         BALANCE      DTI   COUPON   SCORE     LTV     (MOS)      (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

December 1, 2005                     1   $    214,546.54      0.10%      17.14%  6.990%   582     90.00%     360       357       3
November 1, 2006                     1         98,380.84      0.04       49.56   8.500    505     75.00      360       350      10
December 1, 2006                     1        116,517.39      0.05       27.51   6.225    713     80.00      360       351       9
March 1, 2007                        2        637,503.20      0.29       45.62   9.002    575     95.00      360       354       6
April 1, 2007                       39      7,704,439.15      3.50       39.09   6.714    641     82.94      360       355       5
May 1, 2007                        283     49,933,774.76     22.69       40.79   6.865    640     81.45      360       356       4
June 1, 2007                       720    138,410,162.81     62.89       41.26   6.849    645     81.91      360       357       3
April 1, 2008                        1        167,323.59      0.08       40.69   7.150    635     80.00      360       355       5
May 1, 2008                         16      3,263,664.09      1.48       44.52   6.503    635     81.75      360       356       4
June 1, 2008                        30      6,006,810.11      2.73       42.35   6.545    657     83.20      360       357       3
July 1, 2008                         1        143,236.04      0.07       45.90   6.425    662     84.91      360       358       2
May 1, 2010                         19      3,123,811.63      1.42       38.21   6.790    658     80.64      360       356       4
June 1, 2010                        50     10,256,801.96      4.66       38.94   6.280    677     78.90      360       357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,164   $220,076,972.11    100.00%      40.99%  6.814%   645     81.76%     360       357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       30

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
GROUP 1 LOANS
--------------------------------------------------------------------------------

DTI

                                                                                                             W.A.      W.A.
                                NUMBER                       PERCENT                              W.A.    ORIGINAL  REMAINING   W.A.
                                  OF        AGGREGATE       OF LOANS             W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
DTI (%)                          LOANS       BALANCE         BALANCE      DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
------------------------------------------------------------------------------------------------------------------------------------

0.00 - 4.99                          3   $    525,661.22        0.19%     2.70%  6.958%   675     89.87%     360       356       4
5.00 - 9.99                          1        200,000.00        0.07      9.56   5.875    646     44.94      360       356       4
10.00 - 14.99                       11        905,280.21        0.33     12.70   7.539    636     85.20      350       347       3
15.00 - 19.99                       35      4,320,085.44        1.58     18.03   7.098    636     80.22      354       351       3
20.00 - 24.99                       62      7,768,055.04        2.84     22.77   7.025    650     81.37      345       341       3
25.00 - 29.99                      138     19,503,494.58        7.13     27.70   7.067    642     82.35      349       345       3
30.00 - 34.99                      206     27,430,617.41       10.03     32.66   6.864    654     79.69      345       342       3
35.00 - 39.99                      328     44,542,503.35       16.29     37.70   7.123    648     82.25      344       340       3
40.00 - 44.99                      454     66,041,083.57       24.15     42.65   7.030    650     82.71      345       341       3
45.00 - 49.99                      530     76,321,622.15       27.90     47.69   7.275    643     83.40      342       338       3
50.00 - 54.99                      150     21,387,830.07        7.82     52.48   6.948    645     83.51      347       344       3
55.00 >=                            29      4,566,608.77        1.67     56.91   7.016    639     82.70      346       343       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,947   $273,512,841.81      100.00%    41.03%  7.095%   647     82.48%     344       341       3
------------------------------------------------------------------------------------------------------------------------------------

CREDIT GRADE

                                                                                                             W.A.      W.A.
                                NUMBER                       PERCENT                              W.A.    ORIGINAL  REMAINING   W.A.
                                  OF        AGGREGATE       OF LOANS             W.A.    W.A.   COMBINED   TERM TO    TERM TO   LOAN
                               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
CREDIT GRADE                    LOANS        BALANCE         BALANCE      DTI   COUPON   SCORE     LTV      (MOS)      (MOS)   (MOS)
------------------------------------------------------------------------------------------------------------------------------------

AA                                 986   $143,736,462.98       52.55%    41.09%  6.872%   685     82.34%     344       341       3
A                                  556     75,065,431.12       27.44     41.24   7.081    625     83.19      342       338       3
A-                                 220     23,387,106.10        8.55     40.03   7.474    601     82.23      335       332       3
B                                   91     14,721,434.10        5.38     40.27   7.979    544     79.09      360       356       3
B+                                  84     14,863,886.30        5.43     41.50   7.674    566     84.77      360       357       3
C                                   10      1,738,521.21        0.64     43.55   8.520    519     75.58      360       356       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,947   $273,512,841.81      100.00%    41.03%  7.095%   647     82.48%     344       341       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       31

                      [Banc of America Securities(TM) LOGO]

--------------------------------------------------------------------------------

                        ASSET-BACKED FUNDING CORPORATION
                   ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1

                                COLLATERAL ANNEX

                               SEPTEMBER 21, 2005

o    The numbers may not add up to 100% due to rounding.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DISCLAIMER
--------------------------------------------------------------------------------

The securities described in this terms sheet will not be registered under the
Securities Act of 1933, but will be offered solely to "qualified institutional buyers" pursuant to Rule 144A thereunder. This terms sheet is being submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or part, nor may it be distributed or it contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser and such prospective investor's legal, tax and financial advisors. The information contained herein has been prepared to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make full analysis of the transaction. The Initial Purchaser is not providing any advice regarding the legal, tax or financial consequences to any prospective investor of an investment in the securities described herein. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein is qualified in its entirety by information contained in the Private Placement Memorandum for this transaction. The securities described in this terms sheet are subject to significant risks, which are described under the heading "Risk Factors" in the
Private Placement Memorandum. Prospective investors should carefully review the
Private Placement Memorandum and consult their legal, tax and financial advisors regarding an investment in the securities. An offering may be made only through the delivery of the Private Placement Memorandum through the Initial Purchaser.
The Initial Purchaser does not make any representation or warranty as to the accuracy of any of the information contained herein. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument.

                                        2

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

SUMMARY                                                                        TOTAL      MINIMUM       MAXIMUM
---------------------------------------------------------------------------------------------------------------

Aggregate Principal Balance                                          $904,826,684.26
Number of Loans                                                                4,809
Average Original Loan Balance                                        $    188,527.82   $14,000.00   $999,999.00
Average Current Loan Balance                                         $    188,152.77   $13,980.25   $999,999.00
(1) Weighted Average Combined Original LTV                                     82.41%       11.52%       100.00%
(1) Weighted Average Gross Coupon                                              7.090%       4.250%       12.875%
(1)(2) Weighted Average Gross Margin                                           6.317%       3.388%        9.250%
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                23            2            57
(1) Weighted Average Remaining Term to Maturity (months)                         337          116           358
(1)(3) Weighted Average Credit Score                                             645          500           814
---------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.

(2)  Adjustable Loans Only

(3)  100.00% of the Mortgage Loans have Credit Scores.

--------------------------------------------------------------------------------

                                      RANGE

Product Type                            Adjustable                     81.40%
                                        Fixed                          18.60%

Fully Amortizing Mortgage Loans                                        44.00%
Interest Only Loans                                                    24.21%
Balloon Loans                                                          31.79%
Lien:                                   First                          89.81%
                                        Second                         10.19%

Property Type                           Single Family Detached         67.56%
                                        Condominium                     8.68
                                        PUD Single Family (Detached)   12.96
                                        Duplex                          5.75
                                        PUD Project (Attached)          3.31
                                        Triplex                         0.85
                                        Single Family 4 Unit            0.84
                                        2-4 UNITS                       0.04

Geographic Distribution(Top 5 States)   California                     48.52%
                                        New York                        6.07
                                        Maryland                        4.61
                                        Florida                         3.86
                                        Virginia                        3.83

Number of States                        48
Largest Zip Code Concentration          94531
Loans with Prepayment Penalties                                        67.22%

--------------------------------------------------------------------------------

                                        3

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

                                                     PERCENT                                           W.A.        W.A.
                        NUMBER                       OF LOANS                               W.A.     ORIGINAL   REMAINING    W.A.
                          OF         AGGREGATE          BY               W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
                       MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
MORTGAGE COUPONS (%)    LOANS         BALANCE        BALANCE     DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
---------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500                2    $  1,198,229.87      0.13%    41.74%   4.346%    742     80.00%       360        357        3
4.501 - 5.000               13       4,887,604.60      0.54     35.67    4.903     697     76.58        360        357        3
5.001 - 5.500              102      32,071,686.56      3.54     40.65    5.369     674     77.72        359        356        3
5.501 - 6.000              453     135,731,600.20     15.00     40.14    5.860     669     79.65        359        356        3
6.001 - 6.500              668     184,262,110.21     20.36     40.79    6.324     654     79.95        359        356        3
6.501 - 7.000              833     209,374,017.06     23.14     40.81    6.801     644     80.59        359        355        3
7.001 - 7.500              492     109,396,045.93     12.09     40.50    7.298     636     81.24        358        355        3
7.501 - 8.000              361      74,636,996.86      8.25     41.30    7.795     615     81.81        355        352        3
8.001 - 8.500              317      46,011,429.13      5.09     40.63    8.338     612     85.15        332        328        3
8.501 - 9.000              236      24,991,798.32      2.76     41.15    8.794     608     88.42        296        293        3
9.001 - 9.500              209      16,529,962.90      1.83     40.05    9.399     659     96.96        219        215        3
9.501 - 10.000             412      25,182,115.68      2.78     40.56    9.910     651     97.72        199        195        3
10.001 - 10.500            208      12,644,800.65      1.40     40.56   10.385     643     98.81        188        185        3
10.501 - 11.000            319      19,008,038.83      2.10     42.71   10.871     636     98.90        181        178        3
11.001 - 11.500            142       6,576,279.16      0.73     40.74   11.318     622     97.94        182        178        3
11.501 - 12.000             24       1,387,347.78      0.15     44.15   11.931     621     99.26        182        179        3
12.001 - 12.500             16         857,477.28      0.09     38.82   12.485     612     93.67        180        177        3
12.501 - 13.000              2          79,143.24      0.01     23.69   12.851     615     99.05        180        177        3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   4,809    $904,826,684.26    100.00%    40.69%   7.090%    645     82.41%       341        337        3
---------------------------------------------------------------------------------------------------------------------------------

                                        4

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                                                     PERCENT                                           W.A.        W.A.
                        NUMBER                       OF LOANS                               W.A.     ORIGINAL   REMAINING    W.A.
                          OF         AGGREGATE          BY               W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
COMBINED ORIGINAL      MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
LTV (%)                  LOANS        BALANCE        BALANCE     DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
---------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                2    $     83,546.70      0.01%    40.68%  8.820%     575     11.93%       156        152        4
15.01 - 20.00                4         178,451.33      0.02     38.36   9.909      642     18.10        265        260        4
20.01 - 25.00                3         273,430.71      0.03     35.64   8.516      584     22.84        360        357        3
25.01 - 30.00                4         463,356.83      0.05     41.44   6.644      612     28.59        360        357        3
30.01 - 35.00                5         644,468.32      0.07     40.90   7.584      588     33.44        360        356        4
35.01 - 40.00               10       1,611,345.59      0.18     43.99   6.734      606     36.64        360        357        3
40.01 - 45.00               13       1,940,235.80      0.21     32.85   6.613      619     43.60        336        333        3
45.01 - 50.00               15       2,945,346.98      0.33     36.61   6.692      626     47.00        360        356        4
50.01 - 55.00               21       5,182,034.86      0.57     40.85   6.761      611     53.55        351        347        3
55.01 - 60.00               48      10,657,070.29      1.18     38.72   7.004      602     57.52        358        355        3
60.01 - 65.00               51      12,150,123.25      1.34     39.50   6.851      602     63.03        356        353        3
65.01 - 70.00              113      29,503,946.30      3.26     38.98   6.801      600     68.39        357        353        3
70.01 - 75.00              160      42,917,365.73      4.74     41.18   6.835      613     73.74        357        354        3
75.01 - 80.00            1,993     493,910,901.54     54.59     40.88   6.588      657     79.86        360        356        3
80.01 - 85.00              243      58,597,092.44      6.48     39.98   7.056      613     84.31        358        354        3
85.01 - 90.00              411      99,952,470.85     11.05     40.64   7.048      637     89.51        354        351        3
90.01 - 95.00              312      57,896,559.62      6.40     40.63   7.726      640     94.64        340        337        3
95.01 - 100.00           1,401      85,918,937.12      9.50     41.23   9.930      663     99.96        186        183        3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   4,809    $904,826,684.26    100.00%    40.69%  7.090%     645     82.41%       341        337        3
---------------------------------------------------------------------------------------------------------------------------------

                                        5

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PRINCIPAL BALANCE

                                                        PERCENT                                      W.A.       W.A.
                            NUMBER                      OF LOANS                            W.A.   ORIGINAL  REMAINING   W.A.
                              OF         AGGREGATE         BY             W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                           MORTGAGE      PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY    AGE
PRINCIPAL BALANCE ($)        LOANS        BALANCE       BALANCE    DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------

less than 50,000.00            727    $ 23,817,849.81     2.63%   40.02% 10.019%   645    97.04%      193       190       3
50,000.01 - 100,000.00       1,063      78,381,131.97     8.66    40.54   8.988    649    91.76       252       248       3
100,000.01 - 150,000.00        684      84,590,034.07     9.35    40.31   7.658    634    84.19       318       315       3
150,000.01 - 200,000.00        539      94,887,995.79    10.49    40.68   7.126    632    80.49       348       345       3
200,000.01 - 250,000.00        422      94,627,998.66    10.46    40.72   6.787    639    79.56       359       356       3
250,000.01 - 300,000.00        418     115,246,340.90    12.74    41.73   6.694    641    80.02       359       356       3
300,000.01 - 350,000.00        276      89,634,106.13     9.91    41.31   6.699    649    80.94       359       356       3
350,000.01 - 400,000.00        219      81,993,769.84     9.06    40.83   6.705    654    81.47       360       357       3
400,000.01 - 450,000.00        132      56,159,597.44     6.21    41.81   6.646    640    80.59       359       355       3
450,000.01 - 500,000.00        103      48,874,467.37     5.40    40.95   6.470    659    81.72       358       355       3
500,000.01 - 550,000.00         80      42,003,239.12     4.64    40.18   6.565    661    82.43       360       357       3
550,000.01 - 600,000.00         53      30,544,257.26     3.38    37.99   6.716    657    80.89       360       356       4
600,000.01 - 650,000.00         43      26,943,287.20     2.98    39.97   6.535    655    82.17       360       357       3
650,000.01 - 700,000.00         20      13,403,239.75     1.48    38.54   6.463    649    81.69       360       357       3
700,000.01 - 750,000.00         12       8,724,631.46     0.96    40.19   6.276    658    78.63       360       357       3
750,000.01 - 800,000.00          9       6,971,620.22     0.77    44.62   6.340    658    77.02       360       357       3
800,000.01 - 850,000.00          4       3,340,631.01     0.37    35.03   6.882    627    74.01       360       357       3
850,000.01 - 900,000.00          2       1,777,228.86     0.20    27.14   6.503    627    85.06       360       356       4
900,000.01 - 950,000.00          1         950,000.00     0.10    26.01   6.500    653    69.19       360       357       3
950,000.01 - 1,000,000.00        2       1,955,257.40     0.22    32.19   5.875    725    84.85       360       357       3
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,809    $904,826,684.26   100.00%   40.69%  7.090%   645    82.41%      341       337       3
-----------------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

                                                                                                W.A.      W.A.
                    NUMBER                       PERCENT                             W.A.    ORIGINAL  REMAINING   W.A.
                      OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
ORIGINAL TERM TO   MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
MATURITY (MONTHS)   LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------

120                      1   $     58,660.43       0.01%    47.45% 7.800%    555    12.10%      120       116       4
180                  1,550     96,743,379.77      10.69     41.21  9.872     660    98.08       180       177       3
240                     11        574,720.33       0.06     43.13  8.609     654    72.97       240       236       4
360                  3,247    807,449,923.73      89.24     40.63  6.756     643    80.54       360       357       3
-----------------------------------------------------------------------------------------------------------------------
TOTAL:               4,809   $904,826,684.26     100.00%    40.69% 7.090%    645    82.41%      341       337       3
-----------------------------------------------------------------------------------------------------------------------

                                        6

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.      W.A.
                                 NUMBER                    PERCENT OF                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE      LOANS BY            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
REMAINING TERM TO MATURITY      MORTGAGE     PRINCIPAL      PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
(MONTHS)                          LOANS       BALANCE        BALANCE    DTI    COUPON   SCORE    LTV       (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

116 - 120                             1   $     58,660.43      0.01%   47.45%  7.800%    555    12.10%      120       116        4
171 - 175                            70      5,222,681.95      0.58    40.01   9.410     638    93.40       180       175        5
176 - 180                         1,480     91,520,697.82     10.11    41.28   9.899     661    98.34       180       177        3
231 - 235                             3        134,616.86      0.01    44.89   8.417     634    85.88       240       235        5
236 - 240                             8        440,103.47      0.05    42.59   8.668     660    69.03       240       236        4
346 - 350                             2        396,785.82      0.04    50.67   7.278     549    78.56       360       350       10
351 - 355                           135     32,150,834.15      3.55    39.89   6.984     624    81.11       360       355        5
356 - 360                         3,110    774,902,303.76     85.64    40.65   6.746     644    80.52       360       357        3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26    100.00%   40.69%  7.090%    645    82.41%      341       337        3
-----------------------------------------------------------------------------------------------------------------------------------

CREDIT SCORE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.      W.A.
                                 NUMBER                    PERCENT OF                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE      LOANS BY            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL      PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
CREDIT SCORE                      LOANS       BALANCE        BALANCE    DTI    COUPON   SCORE    LTV       (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

801 - 850                            14   $  2,414,754.34      0.27%   35.90%  6.559%    807    84.50%      343       340       3
751 - 800                           177     36,849,448.66      4.07    38.62   6.639     770    83.07       337       334       3
701 - 750                           542    108,360,345.95     11.98    40.41   6.872     720    83.47       335       332       3
651 - 700                         1,347    266,026,448.47     29.40    40.69   6.944     673    83.41       338       334       3
601 - 650                         1,706    311,044,120.41     34.38    41.26   7.092     626    82.47       340       337       3
551 - 600                           760    128,681,394.74     14.22    40.13   7.326     580    81.23       347       343       3
501 - 550                           258     50,617,646.45      5.59    40.95   8.051     524    77.07       358       355       4
451 - 500                             5        832,525.24      0.09    40.21   7.734     500    70.18       360       357       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26    100.00%   40.69%  7.090%    645    82.41%      341       337       3
-----------------------------------------------------------------------------------------------------------------------------------

                                       7

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.      W.A.
                                 NUMBER                    PERCENT OF                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE      LOANS BY            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL      PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
PROPERTY TYPE                     LOANS       BALANCE        BALANCE    DTI    COUPON   SCORE    LTV       (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence           3,544   $663,373,848.41     73.32%   40.99%  7.092%    643    82.38%      341       338       3
Planned Unit Development            734    147,275,390.43     16.28    39.64   7.114     649    82.88       340       337       3
Condominium                         476     78,506,644.37      8.68    40.39   7.038     657    82.67       338       335       3
Two-to-Four Family                   55     15,670,801.05      1.73    39.64   7.057     657    77.83       347       343       4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26    100.00%   40.69%  7.090%    645    82.41%      341       337       3
-----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            W.A.      W.A.
                                 NUMBER                    PERCENT OF                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE      LOANS BY            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL      PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY  MATURITY    AGE
OCCUPANCY STATUS                  LOANS       BALANCE        BALANCE    DTI    COUPON   SCORE    LTV       (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

Primary                           4,525   $851,223,313.50     94.08%   40.72%  7.077%    642    82.32%      340       337       3
Second/Vacation                     153     27,503,074.59      3.04    40.95   7.068     704    83.43       343       339       3
Investment                          131     26,100,296.17      2.88    39.57   7.551     672    84.01       357       354       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26    100.00%   40.69%  7.090%    645    82.41%      341       337       3
-----------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                                                                                           W.A.       W.A.
                                 NUMBER                    PERCENT OF                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE      LOANS BY             W.A.   W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL      PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
DOCUMENTATION                    LOANS        BALANCE        BALANCE    DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

Full Documentation                2,141   $358,645,713.55     39.64%   41.13%  7.018%    632    83.19%      342       339       3
Stated Income/Verified Assets
   (Streamlined)                  1,439    255,469,998.04     28.23    41.55   7.417     674    83.53       330       327       3
Stated Income Documentation         515    139,588,388.64     15.43    40.18   6.908     633    77.74       355       352       3
Limited Documentation               578    123,646,908.23     13.67    38.75   6.852     637    83.37       342       339       3
Lite Documentation                  112     21,576,598.52      2.38    38.71   6.998     651    81.41       341       338       4
Full-Alternative Documentation       24      5,899,077.28      0.65    36.82   6.938     624    80.40       346       343       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26    100.00%   40.69%  7.090%    645    82.41%      341       337       3
-----------------------------------------------------------------------------------------------------------------------------------

                                        8

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN PURPOSE

                                                                                                           W.A.       W.A.
                                 NUMBER                    PERCENT OF                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE      LOANS BY            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL      PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
LOAN PURPOSE                      LOANS       BALANCE        BALANCE    DTI    COUPON   SCORE     LTV      (MOS)      (MOS)   (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

Purchase                          2,874   $480,967,713.06     53.16%   40.83%  7.176%    665    84.05%      333       329       3
C/O Refi                          1,765    392,616,151.93     43.39    40.70   6.988     622    80.47       350       347       3
R/T Refi                            136     27,252,951.75      3.01    38.84   7.056     624    81.94       349       346       3
Texas C/O Refi                       34      3,989,867.52      0.44    36.13   7.046     620    78.19       346       343       4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26    100.00%   40.69%  7.090%    645    82.41%      341       337       3
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCT TYPE

                                                                                                           W.A.       W.A.
                                 NUMBER                    PERCENT OF                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE      LOANS BY            W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL    W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
PRODUCT TYPE                     LOANS        BALANCE        BALANCE    DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

0.5/29.5 6 ML                         3   $    518,787.41      0.06%   25.26%   6.980%   593    84.01%      360       357       3
10 YR FIXED                           1         58,660.43      0.01    47.45    7.800    555    12.10       120       116       4
15 YR FIXED                          56      5,617,728.17      0.62    42.24    7.541    634    79.52       180       176       4
15/30 BALLOON                     1,494     91,125,651.60     10.07    41.14   10.016    661    99.22       180       177       3
20 YR FIXED                          11        574,720.33      0.06    43.13    8.609    654    72.97       240       236       4
2/28 6 ML                         1,435    306,014,271.33     33.82    41.25    7.055    629    80.41       360       357       3
2/28 6 ML with 10 yr IO              29      7,504,508.45      0.83    38.28    6.563    669    81.98       360       357       3
2/28 6 ML with 5 yr IO              577    180,397,539.19     19.94    38.53    6.367    670    81.56       360       357       3
2/28 6 ML 30/40 BALLOON             600    176,351,607.15     19.49    42.36    6.747    631    80.79       360       357       3
30 YR FIXED                         304     59,585,444.72      6.59    39.87    6.904    644    78.41       360       357       3
30 YR FIXED 30/40 BALLOON            45     11,369,340.03      1.26    38.99    6.697    639    78.38       360       357       3
3/27 6 ML                            69     13,532,074.23      1.50    42.22    6.801    634    82.18       360       357       3
3/27 6 ML with 10 yr IO               1        660,000.00      0.07    47.67    5.850    629    80.00       360       357       3
3/27 6 ML with 5 yr IO               15      4,442,635.81      0.49    39.22    6.329    688    83.42       360       357       3
3/27 6 ML 30/40 BALLOON              15      3,545,178.82      0.39    43.26    6.299    629    80.89       360       357       3
5/25 6 ML                            53     12,350,937.18      1.37    41.86    6.344    676    75.00       360       357       3
5/25 6 ML with 10 yr IO               5      2,175,420.00      0.24    38.78    6.319    654    84.93       360       357       3
5/25 6 ML with 5 yr IO               77     23,886,658.79      2.64    38.30    6.205    682    79.50       360       357       3
5/25 6 ML 30/40 BALLOON              19      5,115,520.62      0.57    38.29    5.953    673    80.46       360       357       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26    100.00%   40.69%   7.090%   645    82.41%      341       337       3
-----------------------------------------------------------------------------------------------------------------------------------

                                        9

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

IO TERM

                                                            PERCENT                                      W.A.       W.A.
                                 NUMBER                     OF LOANS                           W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED   TERM TO    TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
IO TERM (MONTHS)                  LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
---------------------------------------------------------------------------------------------------------------------------------

0                                 4,105   $685,759,922.02    75.79%   41.38%  7.325%   637    82.72%      334       331       3
60                                  669    208,726,833.79    23.07    38.51   6.348    672    81.36       360       357       3
120                                  35     10,339,928.45     1.14    38.98   6.466    664    82.47       360       357       3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%   645    82.41%      341       337       3
---------------------------------------------------------------------------------------------------------------------------------

LIEN POSITION

                                                            PERCENT                                      W.A.       W.A.
                                 NUMBER                     OF LOANS                           W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED   TERM TO    TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
LIEN POSITION                     LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
---------------------------------------------------------------------------------------------------------------------------------

1                                 3,289   $812,603,554.59    89.81%   40.64%  6.758%   643    80.50%      359       356       3
2                                 1,520     92,223,129.67    10.19    41.15  10.016    661    99.22       180       177       3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%  7.090%   645    82.41%      341       337       3
---------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

                                                            PERCENT                                      W.A.       W.A.
                                 NUMBER                     OF LOANS                           W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED   TERM TO    TERM TO   LOAN
PREPAYMENT PENALTY TERM         MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
(MONTHS)                          LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
---------------------------------------------------------------------------------------------------------------------------------

0                                 1,723   $296,620,720.48    32.78%   40.78%   7.322%  649    83.28%      335       332       3
6                                     1         53,015.11     0.01    48.20   10.550   547    90.00       360       356       4
12                                  153     38,532,419.86     4.26    40.78    6.933   663    80.43       346       342       3
24                                2,542    496,018,645.05    54.82    40.76    6.993   641    82.38       342       339       3
36                                  390     73,601,883.76     8.13    39.83    6.891   648    80.05       347       344       3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69%   7.090%  645    82.41%      341       337       3
---------------------------------------------------------------------------------------------------------------------------------

                                       10

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

                                                            PERCENT                                      W.A.       W.A.
                                 NUMBER                     OF LOANS                           W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED   TERM TO    TERM TO   LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
GEOGRAPHIC DISTRIBUTION           LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
---------------------------------------------------------------------------------------------------------------------------------

California                        1,724   $438,978,845.67    48.52%   40.70% 6.912%    651    81.88%      341       337       3
New York                            241     54,966,036.05     6.07    41.91  7.045     653    81.70       342       339       3
Maryland                            228     41,727,857.99     4.61    41.08  7.290     632    82.78       340       337       3
Florida                             268     34,954,091.52     3.86    40.42  7.384     642    83.08       339       335       3
Virginia                            187     34,622,742.41     3.83    42.15  7.463     645    82.35       335       332       3
New Jersey                          147     33,995,422.42     3.76    41.26  6.939     638    81.55       341       338       3
Texas                               338     32,303,967.86     3.57    37.85  7.563     639    84.05       334       330       3
Washington                          188     27,281,431.07     3.02    42.49  7.333     623    85.07       336       333       3
Massachusetts                       131     26,194,440.10     2.89    42.03  6.707     654    82.82       343       340       3
Arizona                             146     25,623,618.69     2.83    40.84  7.196     651    82.29       345       341       3
Nevada                              133     24,702,449.33     2.73    38.35  7.142     656    82.05       342       339       3
Illinois                            168     24,060,558.08     2.66    41.02  7.322     636    84.30       343       340       3
Connecticut                          57      9,728,891.97     1.08    41.18  7.193     632    81.91       347       344       3
Pennsylvania                         86      8,895,494.78     0.98    37.52  7.576     615    82.53       344       340       3
Georgia                              56      7,162,317.73     0.79    35.46  7.493     643    83.70       341       338       3
North Carolina                       60      6,437,948.23     0.71    36.10  7.472     634    82.18       337       333       4
District of Columbia                 31      6,179,535.20     0.68    41.41  7.089     625    78.48       350       347       3
Louisiana                            75      6,140,057.22     0.68    39.25  7.741     616    85.23       342       338       3
Oregon                               36      5,013,054.63     0.55    40.10  7.145     629    83.23       336       333       4
New Hampshire                        27      4,338,666.58     0.48    42.79  7.084     628    79.81       345       342       3
Missouri                             54      4,236,313.89     0.47    43.10  7.850     626    87.36       339       336       3
Colorado                             33      4,234,565.19     0.47    43.91  6.827     634    84.86       351       347       4
Tennessee                            48      4,043,944.03     0.45    41.44  7.382     624    82.61       345       342       3
Michigan                             31      3,799,844.76     0.42    40.00  7.437     624    87.36       348       345       4
Wisconsin                            33      3,430,417.90     0.38    40.35  7.475     619    83.95       344       341       3
Rhode Island                         18      3,220,549.78     0.36    37.38  6.582     640    80.61       346       342       3
Idaho                                33      2,956,514.23     0.33    35.66  7.772     621    83.65       329       326       3
Ohio                                 33      2,725,961.69     0.30    36.47  7.699     637    84.16       342       338       3
Delaware                             14      2,402,977.15     0.27    39.90  6.711     631    85.35       352       349       3
Indiana                              19      2,251,761.96     0.25    39.57  8.082     618    85.30       352       348       4
Oklahoma                             22      2,177,848.81     0.24    44.65  7.635     647    83.87       337       334       3
Maine                                14      2,166,842.82     0.24    42.33  7.051     630    82.32       346       343       3
Mississippi                          32      2,126,274.35     0.23    40.05  8.284     615    84.65       332       328       3
Montana                              12      1,958,922.39     0.22    40.24  7.451     642    81.33       344       341       3
New Mexico                           20      1,813,013.00     0.20    37.59  7.737     632    80.00       322       318       3
Kansas                               10      1,407,985.31     0.16    49.19  8.013     588    86.39       346       343       4
Minnesota                             9      1,307,224.67     0.14    42.38  7.348     622    85.10       342       338       3
Arkansas                             10      1,115,446.22     0.12    33.13  8.020     615    89.40       352       349       4
South Carolina                       11      1,075,341.19     0.12    42.17  7.526     622    88.88       349       345       3
Utah                                  6        910,592.00     0.10    39.47  6.925     662    81.64       354       351       3
West Virginia                         7        899,267.26     0.10    42.65  7.440     626    81.98       355       352       3
Vermont                               2        352,807.70     0.04    49.78  6.838     623    85.48       360       355       5
Wyoming                               3        282,127.18     0.03    47.47  6.818     610    85.08       308       305       3
North Dakota                          2        179,124.65     0.02    46.97  8.136     675    94.29       360       356       4
Kentucky                              3        163,341.54     0.02    39.78  7.339     617    82.10       341       337       4
Iowa                                  1        108,684.58     0.01    24.07  7.675     610    88.40       360       356       4
South Dakota                          1         87,883.78     0.01    46.46  6.500     591    80.00       360       357       3
Alabama                               1         83,678.70     0.01    32.66  6.250     646    80.00       360       356       4
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,809   $904,826,684.26   100.00%   40.69% 7.090%    645    82.41%      341       337       3
---------------------------------------------------------------------------------------------------------------------------------

                                       11

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

                                                            PERCENT                                         W.A.      W.A.
                                 NUMBER                     OF LOANS                              W.A.   ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE         BY               W.A.    W.A.   COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL    W.A.    GROSS  CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
GROSS MARGIN (%)                 LOANS        BALANCE       BALANCE     DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
-----------------------------------------------------------------------------------------------------------------------------------

3.001 - 3.500                         1   $     99,935.14     0.01%    35.97%  8.200%    637    80.00%      360       356       4
3.501 - 4.000                         1        520,000.00     0.07     41.59   5.990     691    80.00       360       356       4
4.001 - 4.500                        95     18,459,670.48     2.51     41.47   6.788     643    81.54       360       357       3
4.501 - 5.000                        30      8,044,649.59     1.09     38.58   5.847     654    76.74       360       356       4
5.001 - 5.500                       322     96,621,792.78    13.12     41.76   6.064     661    78.88       360       357       3
5.501 - 6.000                       594    166,981,236.02    22.67     40.21   6.313     654    79.65       360       357       3
6.001 - 6.500                       696    181,748,112.59    24.68     40.23   6.691     646    80.55       360       357       3
6.501 - 7.000                       560    137,575,780.30    18.68     40.60   7.018     637    81.04       360       357       3
7.001 - 7.500                       306     71,098,978.21     9.65     41.70   7.476     623    83.31       360       357       3
7.501 - 8.000                       244     47,777,651.96     6.49     41.54   7.806     617    84.31       360       357       3
8.001 - 8.500                        29      4,995,680.18     0.68     38.50   8.379     598    83.21       360       356       4
8.501 - 9.000                        17      2,172,643.44     0.29     38.11   9.056     581    85.77       360       357       3
9.001 - 9.500                         3        399,008.29     0.05     36.78   8.513     534    83.69       360       357       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,898   $736,495,138.98   100.00%    40.71%  6.745%    643    80.75%      360       357       3
-----------------------------------------------------------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                                                            PERCENT                                        W.A.      W.A.
                                 NUMBER                     OF LOANS                            W.A.    ORIGINAL  REMAINING   W.A.
                                   OF        AGGREGATE        BY               W.A.     W.A.  COMBINED   TERM TO   TERM TO    LOAN
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS   CREDIT  ORIGINAL  MATURITY   MATURITY   AGE
INITIAL CAP (%)                  LOANS        BALANCE       BALANCE    DTI    COUPON   SCORE     LTV      (MOS)     (MOS)    (MOS)
----------------------------------------------------------------------------------------------------------------------------------

1.000                                22   $  4,819,887.32     0.65%   35.88%  6.838%    640    81.22%     360        356       4
1.500                               152     37,739,481.99     5.12    40.95   7.238     622    79.83      360        356       4
3.000                             2,643    667,661,084.55    90.65    40.83   6.738     643    80.83      360        357       3
5.000                                81     26,274,685.12     3.57    38.29   6.186     682    79.92      360        357       3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,898   $736,495,138.98   100.00%   40.71%  6.745%    643    80.75%     360        357       3
----------------------------------------------------------------------------------------------------------------------------------

                                       12

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                                                                                                       W.A.        W.A.
                    NUMBER                         PERCENT                                  W.A.     ORIGINAL   REMAINING    W.A.
                      OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS    CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
PERIODIC CAP (%)     LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
---------------------------------------------------------------------------------------------------------------------------------

0.500                    1    $    193,600.70        0.03%     37.78%   7.625%     629     90.00%       360        356        4
1.000                2,884     734,149,741.32       99.68      40.71    6.742      643     80.76        360        357        3
1.500                    2         472,719.58        0.06      42.18    6.319      728     80.00        360        357        3
2.000                   11       1,679,077.38        0.23      41.32    7.861      596     75.77        360        356        4
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,898    $736,495,138.98      100.00%     40.71%   6.745%     643     80.75%       360        357        3
---------------------------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

                                                                                                       W.A.       W.A.
                    NUMBER                         PERCENT                                  W.A.     ORIGINAL   REMAINING    W.A.
                      OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS    CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
MAXIMUM RATE (%)     LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
---------------------------------------------------------------------------------------------------------------------------------

10.501 - 11.000          2    $  1,198,229.87        0.16%     41.74%   4.346%     742     80.00%       360        357        3
11.001 - 11.500         21       6,787,918.96        0.92      36.18    5.470      675     78.43        360        357        3
11.501 - 12.000        100      32,253,956.59        4.38      40.72    5.379      675     77.74        360        357        3
12.001 - 12.500        421     127,740,635.30       17.34      40.40    5.857      667     79.92        360        357        3
12.501 - 13.000        585     160,431,229.36       21.78      40.81    6.317      654     80.03        360        357        3
13.001 - 13.500        727     187,200,746.75       25.42      40.85    6.798      645     81.04        360        357        3
13.501 - 14.000        420      97,117,053.74       13.19      40.68    7.294      635     81.37        360        357        3
14.001 - 14.500        296      66,586,666.46        9.04      41.33    7.789      613     81.74        360        357        3
14.501 - 15.000        184      35,560,720.97        4.83      40.67    8.329      592     82.56        360        357        3
15.001 - 15.500         92      15,151,700.72        2.06      41.34    8.728      569     83.72        360        357        3
15.501 - 16.000         25       3,271,101.36        0.44      35.42    9.225      553     88.09        360        356        4
16.001 - 16.500         17       2,452,052.35        0.33      39.06    9.784      563     86.58        360        357        3
16.501 - 17.000          5         586,517.33        0.08      45.04   10.185      545     87.32        360        355        5
17.001 - 17.500          2         109,908.67        0.01      48.83   10.744      524     84.74        360        357        3
17.501 - 18.000          1          46,700.55        0.01      38.37   11.125      527     85.00        360        357        3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,898    $736,495,138.98      100.00%     40.71%   6.745%     643     80.75%       360        357        3
---------------------------------------------------------------------------------------------------------------------------------

                                       13

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

                                                                                                       W.A.       W.A.
                    NUMBER                         PERCENT                                  W.A.     ORIGINAL   REMAINING    W.A.
                      OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS    CREDIT   ORIGINAL   MATURITY   MATURITY     AGE
MINIMUM RATE (%)     LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
---------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500            2    $  1,198,229.87        0.16%     41.74%    4.346%    742     80.00%       360        357        3
4.501 - 5.000           12       4,694,666.18        0.64      35.67     4.899     695     76.44        360        357        3
5.001 - 5.500          100      31,893,368.14        4.33      40.70     5.369     674     77.72        360        357        3
5.501 - 6.000          423     128,408,868.75       17.44      40.40     5.858     667     79.91        360        357        3
6.001 - 6.500          585     160,504,263.34       21.79      40.78     6.315     654     80.03        360        357        3
6.501 - 7.000          732     188,530,853.27       25.60      40.87     6.798     645     81.03        360        357        3
7.001 - 7.500          424      98,039,268.27       13.31      40.69     7.299     635     81.53        360        357        3
7.501 - 8.000          294      66,155,771.04        8.98      41.29     7.791     613     81.70        360        357        3
8.001 - 8.500          187      35,852,371.02        4.87      40.63     8.329     591     82.34        360        357        3
8.501 - 9.000           92      15,127,163.62        2.05      41.11     8.740     569     84.01        360        357        3
9.001 - 9.500           23       2,956,781.38        0.40      35.61     9.290     556     88.85        360        356        4
9.501 - 10.000          17       2,448,321.75        0.33      39.01     9.782     563     85.38        360        357        3
10.001 - 10.500          4         528,603.13        0.07      46.26    10.258     539     92.00        360        355        5
10.501 - 11.000          2         109,908.67        0.01      48.83    10.744     524     84.74        360        357        3
11.001 - 11.500          1          46,700.55        0.01      38.37    11.125     527     85.00        360        357        3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,898    $736,495,138.98      100.00%     40.71%    6.745%    643     80.75%       360        357        3
---------------------------------------------------------------------------------------------------------------------------------

                                       14

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

                                                     PERCENT                                            W.A.       W.A.
                        NUMBER                       OF LOANS                               W.A.     ORIGINAL   REMAINING    W.A.
                          OF         AGGREGATE         BY                 W.A.    W.A.    COMBINED    TERM TO    TERM TO     LOAN
NEXT RATE ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY    MATURITY    AGE
DATE                     LOANS        BALANCE        BALANCE     DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
---------------------------------------------------------------------------------------------------------------------------------

November 1, 2005             1    $    123,624.76      0.02%    39.25%  8.175%     517     79.49%       360        356        4
December 1, 2005             2         395,162.65      0.05     20.88   6.606      617     85.43        360        357        3
November 1, 2006             1          98,380.84      0.01     49.56   8.500      505     75.00        360        350       10
December 1, 2006             2         496,014.98      0.07     40.55   6.665      556     76.17        360        351        9
January 1, 2007              1         240,447.09      0.03     38.82   7.350      536     72.67        360        352        8
March 1, 2007                6       1,275,623.18      0.17     42.33   8.406      588     90.09        360        354        6
April 1, 2007               95      24,554,501.09      3.33     38.40   6.909      624     81.08        360        355        5
May 1, 2007                655     161,908,596.43     21.98     40.62   6.821      640     81.09        360        356        4
June 1, 2007             1,879     481,115,281.60     65.32     40.94   6.758      643     80.72        360        357        3
July 1, 2007                 1         227,825.27      0.03     40.91   6.990      648     80.00        360        358        2
January 1, 2008              1         162,266.74      0.02     49.11   7.800      640     80.00        360        352        8
February 1, 2008             1         178,869.75      0.02     46.08   6.625      692     80.00        360        353        7
April 1, 2008                2         240,645.89      0.03     41.98   7.257      623     80.00        360        355        5
May 1, 2008                 26       5,321,919.68      0.72     42.29   6.773      633     79.88        360        356        4
June 1, 2008                69      16,132,950.76      2.19     41.68   6.520      647     82.96        360        357        3
July 1, 2008                 1         143,236.04      0.02     45.90   6.425      662     84.91        360        358        2
April 1, 2010                2         417,239.66      0.06     44.26   6.803      675     80.00        360        355        5
May 1, 2010                 34       8,174,123.14      1.11     39.31   6.422      686     81.32        360        356        4
June 1, 2010               119      35,288,429.43      4.79     39.36   6.183      676     78.13        360        357        3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,898    $736,495,138.98    100.00%    40.71%  6.745%     643     80.75%       360        357        3
---------------------------------------------------------------------------------------------------------------------------------

                                       15

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

DTI

                                                                                     W.A.        W.A.
                 NUMBER                        PERCENT                                 W.A.    ORIGINAL   REMAINING    W.A.
                   OF         AGGREGATE       OF LOANS              W.A.     W.A.    COMBINED    TERM TO    TERM TO     LOAN
                MORTGAGE      PRINCIPAL     BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY    MATURITY    AGE
DTI (%)          LOANS         BALANCE         BALANCE      DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
---------------------------------------------------------------------------------------------------------------------------

0.00 - 4.99           5    $  1,222,220.55       0.14%      3.13%  6.588%     684     93.09%       349        346        4
5.00 - 9.99          12       3,698,109.78       0.41       7.75   7.059      614     80.16        347        343        3
10.00 - 14.99        33       5,619,875.68       0.62      12.35   6.781      666     82.72        339        335        4
15.00 - 19.99        72      13,181,033.84       1.46      17.70   6.959      648     81.25        350        346        3
20.00 - 24.99       150      25,894,192.79       2.86      22.74   7.143      642     82.32        340        337        3
25.00 - 29.99       311      52,298,191.10       5.78      27.57   7.045      645     81.50        344        341        3
30.00 - 34.99       533      99,272,127.42      10.97      32.67   6.996      648     81.59        344        340        3
35.00 - 39.99       838     157,073,995.78      17.36      37.75   7.062      652     82.62        340        337        3
40.00 - 44.99     1,171     228,225,433.10      25.22      42.63   7.100      646     82.41        340        336        3
45.00 - 49.99     1,303     245,548,698.01      27.14      47.65   7.207      642     82.58        338        335        3
50.00 - 54.99       326      61,786,592.34       6.83      52.21   6.929      634     83.25        345        342        3
55.00 >=             55      11,006,213.87       1.22      56.89   6.890      638     83.47        345        341        3
----------------------------------------------------------------------------------------------------------------------------
TOTAL:            4,809    $904,826,684.26     100.00%     40.69%  7.090%     645     82.41%       341        337        3
--------------------------------------------------------------------------------------------------------------------------

CREDIT GRADE

                                                                                                   W.A.       W.A.
                NUMBER                         PERCENT                                 W.A.     ORIGINAL   REMAINING   W.A.
                  OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED    TERM TO    TERM TO    LOAN
               MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   MATURITY    MATURITY   AGE
CREDIT GRADE    LOANS         BALANCE          BALANCE      DTI    COUPON    SCORE      LTV       (MOS)      (MOS)     (MOS)
----------------------------------------------------------------------------------------------------------------------------

AA               2,420    $475,189,099.20       52.52%     40.56%  6.915%     686     83.40%       337        334        3
A                1,359     243,823,454.09       26.95      41.16   7.096      622     82.60        339        336        3
A-                 528      82,650,225.48        9.13      39.94   7.249      598     81.11        341        338        3
B                  261      50,729,348.86        5.61      40.28   7.959      536     76.88        359        355        4
B+                 217      47,577,089.07        5.26      40.95   7.494      566     80.56        358        355        3
C                   24       4,857,467.56        0.54      44.37   8.203      517     73.21        360        357        3
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           4,809    $904,826,684.26      100.00%     40.69%  7.090%     645     82.41%       341        337        3
----------------------------------------------------------------------------------------------------------------------------

                                       16

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

1. MORTGAGE COUPONS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MORTGAGE COUPONS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.501 - 5.000            5  $  1,699,664.48          0.43% 37.62%  4.923%    677     77.84%      360        357     3
5.001 - 5.500           23     7,837,356.19          1.98  38.47   5.346     688     77.90       360        357     3
5.501 - 6.000          116    37,558,434.54          9.51  40.24   5.882     681     78.67       360        357     3
6.001 - 6.500          243    73,524,617.43         18.61  40.93   6.342     669     78.79       358        355     3
6.501 - 7.000          405   112,063,198.04         28.37  41.29   6.795     659     79.51       358        355     3
7.001 - 7.500          239    62,311,175.57         15.77  41.04   7.309     650     79.77       359        356     3
7.501 - 8.000          150    36,252,596.71          9.18  42.02   7.799     641     79.57       360        356     3
8.001 - 8.500           77    14,541,456.24          3.68  40.17   8.309     627     81.25       352        348     3
8.501 - 9.000           61     8,092,901.95          2.05  41.36   8.838     621     84.61       305        302     3
9.001 - 9.500           80     6,323,228.01          1.60  41.57   9.434     696     97.91       190        186     3
9.501 - 10.000         186    11,351,097.99          2.87  40.54   9.966     688     99.18       181        178     3
10.001 - 10.500         97     6,381,696.34          1.62  41.74  10.426     671     99.08       181        178     3
10.501 - 11.000        177    12,107,767.94          3.06  42.27  10.872     652     99.10       180        177     3
11.001 - 11.500         61     3,011,672.05          0.76  41.62  11.389     656     98.64       180        177     3
11.501 - 12.000         19     1,237,699.70          0.31  45.07  11.952     624     99.17       180        177     3
12.001 - 12.500         14       748,834.48          0.19  39.95  12.483     613     93.40       180        177     3
12.501 - 13.000          1        14,989.02          0.00  29.34  12.750     611     95.00       180        177     3
                     -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:               1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                     =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

2. COMBINED ORIGINAL LTV

                        NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                          OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
COMBINED ORIGINAL LTV    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

25.01 - 30.00                 2  $    373,976.57          0.09% 39.70%  6.535%    601     28.86%      360        357     3
30.01 - 35.00                 1        68,801.26          0.02  47.82   7.250     718     33.79       360        356     4
35.01 - 40.00                 1        49,887.97          0.01  48.83   7.500     676     35.71       360        357     3
40.01 - 45.00                 5       716,332.66          0.18  31.11   7.368     634     43.03       332        329     3
45.01 - 50.00                 9     1,892,386.69          0.48  34.47   7.085     627     46.98       360        357     3
50.01 - 55.00                 9     2,188,324.82          0.55  41.43   6.889     608     53.42       360        357     3
55.01 - 60.00                21     5,304,407.44          1.34  37.36   6.725     632     57.29       360        357     3
60.01 - 65.00                25     6,636,180.98          1.68  38.45   7.083     608     63.10       360        357     3
65.01 - 70.00                51    13,220,489.99          3.35  39.02   6.978     592     68.41       353        350     3
70.01 - 75.00                78    23,520,910.53          5.95  40.46   6.900     631     73.85       356        353     3
75.01 - 80.00               890   243,030,851.88         61.52  41.45   6.794     668     79.89       360        356     3
80.01 - 85.00                59    18,036,127.59          4.57  40.50   6.941     646     84.52       358        355     3
85.01 - 90.00               121    28,578,231.88          7.23  40.97   7.167     654     89.58       348        345     3
90.01 - 95.00               100    12,347,898.80          3.13  40.72   8.228     664     94.55       309        306     3
95.01 - 100.00              582    39,093,577.62          9.90  41.64  10.283     677     99.96       181        178     3
                          -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                    1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                          =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

3. PRINCIPAL BALANCE

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PRINCIPAL BALANCE          LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

less than 50,000.00           240  $  8,164,706.42          2.07% 39.60% 10.356%    664     97.22%      187        184     3
50,000.01 - 100,000.00        438    31,749,847.51          8.04  41.04   9.796     673     95.39       213        209     3
100,000.01 - 150,000.00       233    29,018,247.14          7.35  39.57   7.995     656     84.94       308        305     3
150,000.01 - 200,000.00       185    32,661,025.79          8.27  39.46   7.306     651     79.26       346        343     3
200,000.01 - 250,000.00       187    41,969,451.93         10.62  40.00   6.936     657     78.62       360        357     3
250,000.01 - 300,000.00       199    54,727,794.94         13.85  41.91   6.813     655     78.57       359        356     3
300,000.01 - 350,000.00       145    47,051,557.00         11.91  41.16   6.695     664     79.42       359        355     3
350,000.01 - 400,000.00       121    45,370,912.15         11.48  42.07   6.805     663     80.21       360        357     3
400,000.01 - 450,000.00        71    30,234,854.81          7.65  42.53   6.754     652     78.95       358        354     3
450,000.01 - 500,000.00        48    22,673,716.58          5.74  41.58   6.462     670     80.92       356        353     3
500,000.01 - 550,000.00        37    19,331,440.58          4.89  40.68   6.783     659     81.79       360        357     3
550,000.01 - 600,000.00        19    11,009,724.44          2.79  42.45   7.127     650     78.30       360        357     3
600,000.01 - 650,000.00        16    10,056,657.37          2.55  41.38   6.850     673     81.09       360        357     3
650,000.01 - 700,000.00         6     4,063,677.45          1.03  41.74   6.896     645     79.81       360        357     3
700,000.01 - 750,000.00         3     2,135,302.96          0.54  39.16   7.124     628     73.18       360        357     3
750,000.01 - 800,000.00         3     2,306,903.60          0.58  43.14   6.722     666     79.19       360        357     3
800,000.01 - 850,000.00         2     1,655,084.02          0.42  38.95   7.084     641     75.40       360        357     3
850,000.01 - 900,000.00         1       877,481.99          0.22  31.92   6.250     648     80.00       360        357     3
                            -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                      1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                            =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
ORIGINAL TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

180                             686  $ 46,168,552.08         11.69% 41.63% 10.153%    673     97.99%      180        177     3
360                           1,268   348,889,834.60         88.31  41.00   6.851     658     79.30       360        357     3
                              -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                        1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                              =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

5. REMAINING TERM TO MATURITY

                             NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                               OF        AGGREGATE       OF LOANS             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS       BALANCE         BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
--------------------------  --------  ---------------  ------------  ------  ------  ------  --------  --------  ---------  ----

171 - 175                         20    $1,326,793.50          0.34%  38.23% 10.273%    652     96.76%      180        175     5
176 - 180                        666    44,841,758.58         11.35   41.73  10.149     673     98.02       180        177     3
351 - 355                         36     9,464,821.30          2.40   39.82   7.061     638     78.73       360        355     5
356 - 360                      1,232   339,425,013.30         85.92   41.03   6.845     658     79.31       360        357     3
                               -----  ---------------        ------   -----   -----     ---     -----       ---        ---   ---
TOTAL:                         1,954  $395,058,386.68        100.00%  41.07%  7.237%    660     81.48%      339        336     3
                               =====  ===============        ======   =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT SCORE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

801 - 850            3      $144,197.71          0.04% 39.86%  9.839%    808    100.00%      180        177     3
751 - 800           90    18,861,745.39          4.77  40.35   6.967     769     81.91       338        335     3
701 - 750          339    65,597,056.82         16.60  40.91   7.073     719     83.06       334        330     3
651 - 700          728   141,968,967.04         35.94  41.44   7.204     673     82.79       335        332     3
601 - 650          630   127,470,176.58         32.27  41.26   7.342     628     81.37       340        337     3
551 - 600          117    30,521,425.27          7.73  39.80   7.173     577     75.06       356        352     3
501 - 550           44    10,252,557.02          2.60  39.84   8.063     526     73.12       359        356     3
451 - 500            3       242,260.85          0.06  31.76   8.478     500     66.42       360        356     4
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

7. PROPERTY TYPE

                           NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PROPERTY TYPE               LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence      1,420  $295,296,192.74         74.75% 41.21%  7.212%    657     81.46%      340        336     3
Planned Unit Development       306    58,773,695.46         14.88  41.30   7.355     666     82.19       336        333     3
Condominium                    207    35,073,119.66          8.88  39.51   7.261     669     81.63       336        333     3
Two-to-Four Family              21     5,915,378.82          1.50  40.93   7.184     661     74.53       347        343     4
                             -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                       1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                             =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
OCCUPANCY STATUS    LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Primary              1,842  $374,528,749.50         94.80% 40.95%  7.217%    658     81.51%      338        335     3
Second/Vacation         76    12,755,840.61          3.23  43.48   7.489     705     81.80       340        337     3
Investment              36     7,773,796.57          1.97  42.69   7.781     672     79.79       360        357     3
                     -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:               1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                     =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                         PERCENT
                              NUMBER                     OF LOANS                           W.A.      W.A.       W.A.
                                OF        AGGREGATE         BY             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DOCUMENTATION                 LOANS        BALANCE       BALANCE     DTI  COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------------------  --------  ---------------  ---------  -----  ------  ------  --------  --------  ---------  ----

Stated Income/Verified
   Assets (Streamlined)         1,439  $255,469,998.04      64.67% 41.55%  7.417%    674     83.53%      330        327     3
Stated Income Documentation       515   139,588,388.64      35.33  40.18   6.908     633     77.74       355        352     3
                                -----  ---------------     ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          1,954  $395,058,386.68     100.00% 41.07%  7.237%    660     81.48%      339        336     3
                                =====  ===============     ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

10. LOAN PURPOSE

                 NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LOAN PURPOSE     LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Purchase           1,333  $237,059,363.18         60.01% 41.43%  7.401%    676     83.33%      332        328     3
C/O Refi             572   148,804,502.76         37.67  40.64   7.005     634     78.68       350        347     3
R/T Refi              36     7,202,974.79          1.82  39.67   6.789     651     79.75       345        342     3
Texas C/O Refi        13     1,991,545.95          0.50  35.48   6.691     648     77.37       353        349     4
                   -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                   =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

11. PRODUCT TYPE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
PRODUCT TYPE                 LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.5/29.5 6 ML                     1      $180,616.11          0.05% 25.32%  6.150%    659     80.00%      360        357     3
15 YR FIXED                      18     2,604,085.55          0.66  43.16   7.343     645     79.08       180        177     3
15/30 BALLOON                   668    43,564,466.53         11.03  41.54  10.321     674     99.12       180        177     3
2/28 6 ML                       580   147,038,198.93         37.22  41.49   7.055     646     79.11       360        357     3
2/28 6 ML with 10 yr IO          14     3,658,700.00          0.93  39.73   6.797     701     80.68       360        357     3
2/28 6 ML with 5 yr IO          186    55,974,301.72         14.17  39.44   6.588     696     80.57       360        357     3
2/28 6 ML 30/40 BALLOON         317   101,137,748.44         25.60  42.02   6.747     649     80.05       360        357     3
30 YR FIXED                      84    18,218,044.30          4.61  39.05   7.032     656     74.70       360        357     3
30 YR FIXED 30/40 BALLOON        15     3,636,177.16          0.92  40.04   6.626     641     76.73       360        357     3
3/27 6 ML                        21     4,586,408.20          1.16  40.73   6.720     654     80.27       360        357     3
3/27 6 ML with 5 yr IO            3       951,087.00          0.24  39.05   6.900     679     85.26       360        357     3
3/27 6 ML 30/40 BALLOON           3       849,851.22          0.22  38.95   6.440     648     78.13       360        357     3
5/25 6 ML                        18     4,942,104.11          1.25  42.07   6.407     683     69.54       360        357     3
5/25 6 ML with 10 yr IO           1       344,000.00          0.09  38.13   6.250     686     80.00       360        357     3
5/25 6 ML with 5 yr IO           18     5,912,793.24          1.50  35.02   6.398     690     80.46       360        357     3
5/25 6 ML 30/40 BALLOON           7     1,459,804.17          0.37  35.65   6.311     697     79.43       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

12. IO TERM

          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
IO TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0           1,732  $328,217,504.72         83.08% 41.48%  7.370%    652     81.66%      335        331     3
60            207    62,838,181.96         15.91  39.02   6.575     695     80.63       360        357     3
120            15     4,002,700.00          1.01  39.59   6.750     700     80.62       360        357     3
            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:      1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

13. LIEN POSITION

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
LIEN POSITION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1                 1,278  $351,142,905.60         88.88% 41.01%  6.851%    658     79.28%      359        356     3
2                   676    43,915,481.08         11.12  41.52  10.325     674     99.11       180        177     3
                  -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:            1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                  =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

14. PREPAYMENT PENALTY TERM

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.     W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PREPAYMENT PENALTY TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                             736  $136,641,348.76         34.59% 41.04%  7.453%    663     82.33%      333        330     3
12                             76    19,561,479.24          4.95  41.10   7.243     673     79.30       346        343     3
24                          1,035   218,384,541.55         55.28  41.30   7.117     657     81.50       342        338     3
36                            107    20,471,017.13          5.18  38.79   7.073     656     77.71       341        338     3
                            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                      1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

15. GEOGRAPHIC DISTRIBUTION

                          NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS   CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE         BALANCE     DTI   COUPON    SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  -------  ------  --------  --------  ---------  ----

California                    857  $211,296,327.64         53.48% 41.32%   7.128%    658     81.24%      340        337     3
New York                      138    34,410,666.64          8.71  40.86    7.102     665     80.73       342        339     3
New Jersey                     73    17,043,235.78          4.31  41.13    7.017     652     79.31       337        334     3
Virginia                       87    15,777,416.82          3.99  42.80    7.691     669     82.36       327        324     3
Maryland                       87    14,385,414.18          3.64  41.91    7.632     651     83.19       331        328     3
Texas                         129    13,304,583.08          3.37  39.26    7.635     663     82.71       330        327     3
Massachusetts                  63    13,230,174.82          3.35  42.86    6.881     670     82.80       341        338     3
Nevada                         68    11,820,433.69          2.99  40.49    7.371     677     82.65       336        333     3
Florida                        79    10,149,525.10          2.57  40.58    7.411     658     80.70       343        340     3
Illinois                       77     9,812,782.73          2.48  39.14    7.437     660     83.47       337        334     3
Arizona                        55     9,619,570.36          2.43  40.80    7.366     684     81.78       345        342     3
Washington                     55     8,867,300.92          2.24  40.64    7.681     641     83.26       334        331     3
Connecticut                    17     3,029,733.56          0.77  38.29    7.404     649     82.67       348        344     3
Georgia                        20     2,539,466.33          0.64  35.39    7.677     686     83.49       333        330     3
Pennsylvania                   20     2,040,796.23          0.52  38.04    7.753     660     82.51       345        341     3
New Hampshire                  11     1,861,029.38          0.47  39.04    7.600     639     74.15       338        335     3
Rhode Island                    8     1,734,400.29          0.44  37.16    6.630     627     78.54       353        349     3
District of Columbia            7     1,521,598.27          0.39  42.31    7.428     656     80.09       344        341     3
Idaho                          12     1,132,968.35          0.29  37.97    7.622     649     85.55       328        325     3
Oregon                          9     1,090,805.22          0.28  39.00    7.393     663     86.36       342        339     3
North Carolina                 10     1,007,459.02          0.26  40.20    7.248     638     78.73       345        341     3
Oklahoma                        6       945,834.71          0.24  46.36    7.871     668     84.49       331        327     4
Montana                         4       922,738.26          0.23  35.10    7.959     607     78.30       350        346     4
Louisiana                       8       851,876.77          0.22  37.57    7.880     641     81.83       360        357     3
Colorado                        6       791,145.83          0.20  41.51    7.163     690     86.92       352        349     3
Missouri                        7       674,546.84          0.17  47.63    8.237     633     85.34       333        329     3
Indiana                         4       596,470.61          0.15  39.41    6.955     683     78.14       360        356     4
Mississippi                     4       580,277.50          0.15  40.42    7.480     662     83.94       355        352     3
Minnesota                       3       477,186.79          0.12  40.36    7.927     658     82.63       336        333     3
Tennessee                       5       474,871.72          0.12  35.91    7.923     663     71.54       350        347     3
Wisconsin                       3       458,579.94          0.12  40.64    7.638     670     79.79       349        346     3
New Mexico                      6       451,651.97          0.11  34.51    7.915     668     83.34       338        335     3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

                          NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
GEOGRAPHIC DISTRIBUTION  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS   CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
(CONT)                     LOANS       BALANCE         BALANCE     DTI   COUPON    SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  -------  ------  --------  --------  ---------  ----

Ohio                            5       418,707.41          0.11  37.87    7.980     620     77.88       320        317     3
Michigan                        1       391,077.06          0.10  47.09    7.250     716     80.00       360        357     3
Utah                            2       367,601.57          0.09  40.72    7.204     675     81.52       360        357     3
Maine                           2       334,042.77          0.08  36.08    7.546     661     83.10       360        357     3
West Virginia                   1       216,365.30          0.05  45.97    8.650     660     85.00       360        357     3
Delaware                        1       151,441.16          0.04  49.93    6.515     660     80.00       360        356     4
Kansas                          1       114,212.28          0.03  43.79    9.050     537     80.00       360        357     3
Kentucky                        2        85,880.46          0.02  31.95    8.140     624     84.00       324        320     4
South Carolina                  1        78,189.32          0.02  40.70    6.575     689     80.00       360        357     3
                            -----  ---------------        ------  -----    -----     ---     -----       ---        ---   ---
TOTAL:                      1,954  $395,058,386.68        100.00% 41.07%   7.237%    660     81.48%      339        336     3
                            =====  ===============        ======  =====    =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

16. GROSS MARGIN

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
GROSS MARGIN     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

3.501 - 4.000         1  $    520,000.00          0.16% 41.59%  5.990%    691     80.00%      360        356     4
4.001 - 4.500        37     6,717,499.66          2.05  39.21   6.834     656     80.17       360        357     3
4.501 - 5.000         5     1,189,148.91          0.36  39.50   6.032     698     75.94       360        356     4
5.001 - 5.500        78    26,185,578.53          8.01  42.30   6.338     673     78.71       360        357     3
5.501 - 6.000       200    60,784,326.60         18.59  40.58   6.449     665     79.00       360        357     3
6.001 - 6.500       332    96,377,772.31         29.47  40.96   6.718     663     79.86       360        357     3
6.501 - 7.000       292    79,198,240.11         24.22  41.43   6.956     657     79.90       360        357     3
7.001 - 7.500       121    34,000,257.90         10.40  42.15   7.483     642     79.42       360        357     3
7.501 - 8.000        88    19,204,581.08          5.87  39.75   7.687     633     80.09       360        357     3
8.001 - 8.500        10     2,193,556.32          0.67  39.45   8.105     632     81.92       360        356     4
8.501 - 9.000         5       664,651.72          0.20  42.37   8.657     613     75.21       360        356     4
                  -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            1,169  $327,035,613.14        100.00% 41.11%  6.844%    658     79.58%      360        357     3
                  =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

17. INITIAL CAP

              NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
             MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
INITIAL CAP    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.000               3  $    658,291.73          0.20% 29.74%  6.119%    709     78.99%      360        357     3
1.500              52    15,103,516.62          4.62  40.70   7.129     644     78.90       360        356     4
3.000           1,095   305,017,011.55         93.27  41.28   6.841     658     79.60       360        357     3
5.000              19     6,256,793.24          1.91  35.19   6.390     690     80.44       360        357     3
                -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:          1,169  $327,035,613.14        100.00% 41.11%  6.844%    658     79.58%      360        357     3
                =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

18. PERIODIC CAP

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PERIODIC CAP    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.000           1,164   $325,934,398.03         99.66% 41.11%  6.842%    658     79.58%      360        357     3
1.500               2        472,719.58          0.14  42.18   6.319     728     80.00       360        357     3
2.000               3        628,495.53          0.19  44.51   7.965     638     81.94       360        356     4
                -----   ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:          1,169   $327,035,613.14        100.00% 41.11%  6.844%    658     79.58%      360        357     3
                =====   ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

19. MAXIMUM RATE

                  NUMBER                       PERCENT                              W.A.      W.A.      W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MAXIMUM RATE      LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------     --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

11.001 - 11.500         5  $  1,678,760.21          0.51% 38.11%  5.082%    670     77.30%      360        357     3
11.501 - 12.000        24     8,357,356.19          2.56  38.67   5.386     688     78.03       360        357     3
12.001 - 12.500       108    35,004,162.42         10.70  40.34   5.878     681     78.71       360        357     3
12.501 - 13.000       225    68,759,552.19         21.03  40.98   6.341     669     79.06       360        357     3
13.001 - 13.500       368   103,209,201.13         31.56  41.36   6.792     660     80.02       360        357     3
13.501 - 14.000       216    56,858,500.38         17.39  41.32   7.307     650     80.11       360        357     3
14.001 - 14.500       135    34,527,975.63         10.56  42.09   7.792     642     79.68       360        357     3
14.501 - 15.000        60    13,028,542.14          3.98  39.71   8.300     623     80.36       360        357     3
15.001 - 15.500        24     5,284,504.67          1.62  42.86   8.746     581     79.05       360        356     4
15.501 - 16.000         2       217,484.76          0.07  40.84   9.038     542     77.63       360        357     3
16.501 - 17.000         2       109,573.42          0.03  41.31   9.796     554     58.94       360        357     3
                    -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              1,169  $327,035,613.14        100.00% 41.11%  6.844%    658     79.58%      360        357     3
                    =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

20. MINIMUM RATE

                  NUMBER                       PERCENT                              W.A.      W.A.      W.A.
                    OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MINIMUM RATE       LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------     --------  ---------------  ------------  -----  ------   -----  --------  --------  ---------  ----

4.501 - 5.000           4  $  1,506,726.06          0.46% 37.87%  4.915%    668     77.56%      360        357     3
5.001 - 5.500          23     7,837,356.19          2.40  38.47   5.346     688     77.90       360        357     3
5.501 - 6.000         109    35,524,162.42         10.86  40.35   5.880     681     78.73       360        357     3
6.001 - 6.500         224    68,448,586.17         20.93  40.98   6.338     669     79.05       360        357     3
6.501 - 7.000         370   103,692,201.30         31.71  41.36   6.792     660     80.02       360        357     3
7.001 - 7.500         217    57,239,549.40         17.50  41.36   7.308     650     80.21       360        357     3
7.501 - 8.000         134    34,146,926.61         10.44  42.03   7.795     641     79.51       360        357     3
8.001 - 8.500          61    13,218,074.45          4.04  39.75   8.302     622     80.19       360        357     3
8.501 - 9.000          23     5,094,972.36          1.56  42.89   8.757     581     79.45       360        356     4
9.001 - 9.500           2       217,484.76          0.07  40.84   9.038     542     77.63       360        357     3
9.501 - 10.000          1        57,914.20          0.02  33.84   9.525     602     44.62       360        357     3
10.001 - 10.500         1        51,659.22          0.02  49.69  10.100     500     75.00       360        356     4
                    -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:              1,169  $327,035,613.14        100.00% 41.11%  6.844%    658     79.58%      360        357     3
                    =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

21. NEXT RATE ADJUSTMENT DATE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS             W.A.   W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

December 1, 2005                 1   $    180,616.11          0.06% 25.32%  6.150%    659     80.00%      360        357     3
March 1, 2007                    1        157,681.60          0.05  27.34   7.490     600     80.00       360        354     6
April 1, 2007                   30      8,622,755.12          2.64  39.54   7.013     639     78.59       360        355     5
May 1, 2007                    246     69,113,092.52         21.13  41.09   6.917     658     80.11       360        356     4
June 1, 2007                   819    229,687,594.58         70.23  41.40   6.844     657     79.62       360        357     3
July 1, 2007                     1        227,825.27          0.07  40.91   6.990     648     80.00       360        358     2
January 1, 2008                  1        162,266.74          0.05  49.11   7.800     640     80.00       360        352     8
April 1, 2008                    1        167,323.59          0.05  40.69   7.150     635     80.00       360        355     5
May 1, 2008                      5      1,158,858.96          0.35  36.44   6.340     684     75.00       360        356     4
June 1, 2008                    19      4,755,661.09          1.45  40.68   6.756     652     82.05       360        357     3
July 1, 2008                     1        143,236.04          0.04  45.90   6.425     662     84.91       360        358     2
May 1, 2010                      8      1,707,084.14          0.52  40.15   6.278     699     80.09       360        356     4
June 1, 2010                    36     10,951,617.38          3.35  37.59   6.404     686     75.44       360        357     3
                             -----   ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                       1,169   $327,035,613.14        100.00% 41.11%  6.844%    658     79.58%      360        357     3
                             =====   ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

22. DTI

                  NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
DTI               LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

10.00 - 14.99           8  $    645,339.55          0.16% 12.50%  7.858%    672     87.71%      338        334     3
15.00 - 19.99          19     2,513,313.72          0.64  17.30   6.977     650     76.06       349        345     3
20.00 - 24.99          50     8,298,621.91          2.10  23.11   7.265     650     78.01       339        336     3
25.00 - 29.99         115    18,415,478.26          4.66  27.70   7.216     651     80.19       341        338     3
30.00 - 34.99         210    42,995,117.08         10.88  32.56   7.124     664     80.76       343        339     3
35.00 - 39.99         373    75,651,080.53         19.15  37.85   7.128     662     81.43       340        337     3
40.00 - 44.99         559   116,767,284.50         29.56  42.65   7.248     657     81.46       339        336     3
45.00 - 49.99         577   119,555,837.23         30.26  47.65   7.328     662     82.29       335        332     3
50.00 - 54.99          41     9,766,438.34          2.47  51.67   7.381     649     81.84       348        345     3
55.00 >=                2       449,875.56          0.11  56.30   7.301     606     78.49       360        357     3
                    -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                    =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

23. CREDIT GRADE

                  NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
CREDIT GRADE      LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

AA                  1,301  $254,014,354.79         64.30% 41.22%  7.163%    688     82.84%      336        332     3
A                     481    94,645,037.44         23.96  40.88   7.375     624     81.46       339        335     3
A-                     64    19,680,440.92          4.98  41.08   6.999     612     75.52       357        354     3
B+                     61    15,970,557.90          4.04  40.41   7.373     566     74.29       358        355     3
B                      44     9,908,200.44          2.51  39.78   8.009     531     71.11       360        357     3
C                       3       839,795.19          0.21  44.75   8.135     521     70.87       360        357     3
                    -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                    =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 Stated Doc Only

24. DELINQUENCY STATUS

                  NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
DELINQUENCY      MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
STATUS            LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0-29 days           1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                    -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                    =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

1. MORTGAGE COUPONS

                   NUMBER                       PERCENT                              W.A.      W.A.      W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MORTGAGE COUPONS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500            1  $    738,229.87          0.38% 51.46%  4.250%    778     80.00%      360        357     3
4.501 - 5.000            6     2,213,993.51          1.13  33.89   4.870     677     75.89       360        357     3
5.001 - 5.500           20     6,983,376.23          3.56  41.14   5.316     665     80.08       360        357     3
5.501 - 6.000           98    28,469,939.97         14.50  42.22   5.869     649     80.32       360        357     3
6.001 - 6.500          159    45,961,682.41         23.40  42.59   6.312     646     79.75       360        357     3
6.501 - 7.000          197    57,872,755.16         29.47  42.37   6.798     635     80.41       360        357     3
7.001 - 7.500           88    25,187,413.48         12.83  41.94   7.300     627     81.55       360        357     3
7.501 - 8.000           63    17,126,994.47          8.72  41.39   7.781     589     82.30       360        357     3
8.001 - 8.500           35     9,319,598.66          4.75  40.63   8.358     566     83.18       360        357     3
8.501 - 9.000           11     2,413,222.98          1.23  43.10   8.775     553     81.74       360        357     3
9.001 - 9.500            1        94,439.88          0.05  37.41   9.050     627     90.00       360        357     3
                       ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                 679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                       ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

2. COMBINED ORIGINAL LTV

                        NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                          OF        AGGREGATE       OF LOANS             W.A.   W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
COMBINED ORIGINAL LTV    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

30.01 - 35.00                 3  $    349,984.13          0.18% 45.27%  7.689%    613     34.39%      360        357     3
40.01 - 45.00                 1       175,811.22          0.09  46.81   7.250     554     44.56       360        357     3
45.01 - 50.00                 2       248,617.29          0.13  37.62   6.609     597     47.44       360        357     3
50.01 - 55.00                 3       982,396.80          0.50  46.84   7.116     574     53.76       360        357     3
55.01 - 60.00                 9     2,366,452.88          1.21  39.39   7.365     558     58.83       360        357     3
60.01 - 65.00                12     3,022,336.22          1.54  44.78   7.013     591     62.36       360        357     3
65.01 - 70.00                19     5,568,351.11          2.84  37.71   6.429     601     68.83       360        357     3
70.01 - 75.00                36    12,718,885.11          6.48  40.81   6.794     615     74.00       360        357     3
75.01 - 80.00               433   121,256,829.16         61.75  42.51   6.546     649     79.83       360        357     3
80.01 - 85.00                53    15,854,900.54          8.07  42.32   6.896     596     84.48       360        357     3
85.01 - 90.00                71    23,551,030.53         11.99  41.03   7.007     614     89.44       360        357     3
90.01 - 95.00                37    10,286,051.63          5.24  42.25   7.500     610     94.76       360        357     3
                            ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                      679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                            ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

--------------------------------------------------------------------------------

3. PRINCIPAL BALANCE

                          NUMBER                       PERCENT                             W.A.       W.A.      W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PRINCIPAL BALANCE         LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

50,000.01 - 100,000.00         32  $  2,638,151.63          1.34% 41.19%  7.104%    628     78.12%      360        357     3
100,000.01 - 150,000.00        81    10,135,729.33          5.16  40.35   6.812     623     81.53       360        357     3
150,000.01 - 200,000.00        94    16,921,735.96          8.62  41.91   6.847     623     79.42       360        357     3
200,000.01 - 250,000.00        88    19,558,365.28          9.96  42.11   6.826     622     79.76       360        357     3
250,000.01 - 300,000.00       115    31,776,659.38         16.18  43.84   6.768     635     80.12       360        357     3
300,000.01 - 350,000.00        77    25,049,041.80         12.76  41.17   6.628     641     80.05       360        357     3
350,000.01 - 400,000.00        57    21,484,695.15         10.94  42.08   6.716     640     80.58       360        357     3
400,000.01 - 450,000.00        44    18,722,639.19          9.53  44.16   6.716     620     81.64       360        357     3
450,000.01 - 500,000.00        34    16,167,398.44          8.23  40.78   6.373     636     81.83       360        357     3
500,000.01 - 550,000.00        22    11,558,620.93          5.89  41.34   6.859     627     81.79       360        357     3
550,000.01 - 600,000.00        10     5,807,464.99          2.96  41.99   6.765     626     84.01       360        356     4
600,000.01 - 650,000.00        16    10,067,841.74          5.13  39.47   6.700     635     80.21       360        357     3
650,000.01 - 700,000.00         2     1,306,791.86          0.67  42.10   6.375     659     82.48       360        357     3
700,000.01 - 750,000.00         4     2,866,897.78          1.46  40.05   5.800     676     81.56       360        357     3
750,000.01 - 800,000.00         3     2,319,613.16          1.18  47.16   7.087     655     79.20       360        357     3
                              ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                              ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
ORIGINAL TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

360                             679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                                ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                                ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

5. REMAINING TERM TO MATURITY

                             NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                               OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

351 - 355                          6  $  1,805,495.27          0.92% 43.32%  6.784%    642     74.40%      360        355     5
356 - 360                        673   194,576,151.35         99.08  42.07   6.714     632     80.70       360        357     3
                                 ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                           679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                                 ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

               NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT SCORE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

801 - 850            1  $    274,439.21          0.14% 19.21%  4.875%    806     66.91%      360        357     3
751 - 800           14     4,320,587.48          2.20  39.96   5.883     774     80.00       360        357     3
701 - 750           62    18,620,152.34          9.48  41.13   6.520     721     79.38       360        357     3
651 - 700          148    45,336,746.52         23.09  42.05   6.421     669     81.08       360        357     3
601 - 650          262    75,658,831.31         38.53  42.66   6.642     626     81.08       360        357     3
551 - 600          142    38,502,698.55         19.61  42.08   6.989     578     80.86       360        357     3
501 - 550           50    13,668,191.21          6.96  41.38   7.892     526     78.33       360        357     3
                   ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                   ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

7. PROPERTY TYPE

                           NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
PROPERTY TYPE               LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence        491  $144,278,389.42         73.47% 42.26%  6.710%    630     80.66%      360        357     3
Planned Unit Development       113    34,002,560.76         17.31  42.03   6.803     634     80.18       360        357     3
Condominium                     75    18,100,696.44          9.22  40.74   6.589     648     81.39       360        357     3
                               ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                         679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                               ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
OCCUPANCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Primary                665  $193,472,308.12         98.52% 42.02%  6.709%    631     80.62%      360        357     3
Second/Vacation         14     2,909,338.50          1.48  45.81   7.148     702     81.89       360        357     3
                       ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                 679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                       ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                            PERCENT
                                 NUMBER                     OF LOANS                           W.A.      W.A.       W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DOCUMENTATION                     LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------------  --------  ---------------  ---------  -----  ------  ------  --------  --------  ---------  ----

Stated Income/Verified Assets
   (Streamlined)                     214  $ 65,836,059.63      33.52% 42.70%  6.754%    666     80.51%      360        357     3
Full Documentation                   236    59,236,306.24      30.16  43.03   6.774     611     81.75       360        357     3
Stated Income Documentation          128    41,247,521.36      21.00  40.48   6.703     623     78.97       360        357     3
Limited Documentation                 86    25,777,524.03      13.13  40.56   6.537     616     81.38       360        357     3
Lite Documentation                    13     3,415,279.00       1.74  44.93   6.366     607     76.63       360        357     3
Full-Alternative Documentation         2       868,956.36       0.44  39.30   7.029     575     88.65       360        357     3
                                     ---  ---------------     ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                               679  $196,381,646.62     100.00% 42.08%  6.715%    632     80.64%      360        357     3
                                     ===  ===============     ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

10. LOAN PURPOSE

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LOAN PURPOSE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Purchase           360  $ 99,929,217.44         50.89% 42.27%  6.633%    654     80.99%      360        357     3
C/O Refi           297    90,361,321.85         46.01  41.94   6.786     611     80.05       360        357     3
R/T Refi            22     6,091,107.33          3.10  40.91   7.015     590     83.69       360        357     3
                   ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                   ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

11. PRODUCT TYPE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PRODUCT TYPE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

2/28 6 ML 30/40 BALLOON         600  $176,351,607.15         89.80% 42.36%  6.747%    631     80.79%      360        357     3
30 YR FIXED 30/40 BALLOON        45    11,369,340.03          5.79  38.99   6.697     639     78.38       360        357     3
3/27 6 ML 30/40 BALLOON          15     3,545,178.82          1.81  43.26   6.299     629     80.89       360        357     3
5/25 6 ML 30/40 BALLOON          19     5,115,520.62          2.60  38.29   5.953     673     80.46       360        357     3
                                ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                                ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

12. IO TERM

                       NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                         OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                      MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
IO TERM                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                          679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                           ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                     679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                           ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

13. LIEN POSITION

                       NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                         OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                      MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
LIEN POSITION           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1                          679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                           ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                     679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                           ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

14. PREPAYMENT PENALTY TERM

                       NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                         OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
PREPAYMENT PENALTY    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
TERM                    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                          130  $ 37,958,014.46         19.33% 43.16%  6.781%    637     80.60%      360        357     3
12                          24     8,842,458.65          4.50  42.61   6.635     655     80.57       360        357     3
24                         479   138,663,526.15         70.61  42.07   6.701     630     80.67       360        357     3
36                          46    10,917,647.36          5.56  37.99   6.734     631     80.56       360        357     3
                           ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                     679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                           ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

15. GEOGRAPHIC DISTRIBUTION

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

California                    347  $120,478,528.42         61.35% 41.83%  6.643%    633     80.47%      360        357     3
Virginia                       33    10,091,815.09          5.14  44.48   6.936     653     81.04       360        357     3
Washington                     45     9,229,485.13          4.70  43.44   6.683     626     81.83       360        357     3
Maryland                       34     8,486,382.51          4.32  44.85   6.879     627     80.30       360        357     3
Arizona                        28     6,777,454.19          3.45  43.15   7.054     612     80.45       360        357     3
Florida                        35     6,439,269.73          3.28  42.41   7.031     622     79.49       360        357     3
Massachusetts                  18     5,571,751.05          2.84  44.41   6.157     644     79.76       360        357     3
Nevada                         21     4,968,443.13          2.53  39.23   7.131     632     79.58       360        357     3
New York                       11     3,742,857.20          1.91  41.26   6.463     664     81.22       360        357     3
District of Columbia            8     2,664,631.59          1.36  40.43   6.694     627     78.51       360        357     3
Illinois                       11     2,556,315.25          1.30  43.99   6.566     640     81.20       360        357     3
Texas                          15     2,439,599.24          1.24  35.80   7.381     598     84.57       360        357     3
New Jersey                      7     1,646,672.09          0.84  41.48   6.789     606     85.67       360        357     3
Connecticut                     4     1,087,220.53          0.55  41.66   7.002     597     80.20       360        357     3
Georgia                         4       941,803.72          0.48  33.30   6.531     665     80.00       360        357     3
Oregon                          5       857,973.44          0.44  30.76   6.118     616     80.00       360        357     3
Colorado                        5       732,780.32          0.37  44.69   6.890     612     84.05       360        357     3
Ohio                            6       649,187.39          0.33  42.36   6.611     681     82.08       360        357     3
Kansas                          1       628,947.22          0.32  52.76   6.700     613     90.00       360        356     4
Pennsylvania                    3       619,277.13          0.32  42.98   7.137     616     82.82       360        356     4
North Carolina                  4       618,343.98          0.31  43.71   6.988     615     80.95       360        357     3
Wisconsin                       3       583,183.24          0.30  39.68   6.686     676     80.00       360        357     3
Rhode Island                    3       571,187.93          0.29  46.20   6.241     629     78.93       360        357     3
Montana                         1       520,554.00          0.27  25.52   7.500     576     75.00       360        356     4
New Hampshire                   2       503,420.62          0.26  43.79   7.010     693     80.00       360        357     3
Idaho                           4       466,510.40          0.24  33.57   7.436     633     80.00       360        356     4
Tennessee                       4       439,278.55          0.22  42.34   6.813     607     80.00       360        357     3
Michigan                        3       417,830.04          0.21  39.69   7.499     580     87.91       360        356     4
Missouri                        3       336,644.02          0.17  43.46   7.115     636     81.51       360        357     3
South Carolina                  2       321,536.93          0.16  40.12   7.063     616     92.39       360        356     4
Minnesota                       1       250,976.33          0.13  45.29   7.900     650     80.00       360        357     3
Oklahoma                        2       193,951.01          0.10  35.91   6.358     669     80.00       360        357     3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
GEOGRAPHIC DISTRIBUTION  MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
(CONT)                     LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Kentucky                        2       146,163.85          0.07  40.73   6.850     617     80.00       360        356     4
New Mexico                      1       119,811.76          0.06  54.38   6.650     635     80.00       360        357     3
Louisiana                       1        98,913.70          0.05  22.12   7.990     621     90.00       360        357     3
Delaware                        1        95,062.11          0.05  49.29   6.615     590     80.00       360        357     3
South Dakota                    1        87,883.78          0.04  46.46   6.500     591     80.00       360        357     3
                              ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                              ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

16. GROSS MARGIN

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GROSS MARGIN     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500        12  $  2,896,220.47          1.57% 44.88%  6.451%    638     80.41%      360        357     3
4.501 - 5.000         4     1,264,599.79          0.68  45.72   5.782     652     81.74       360        357     3
5.001 - 5.500        67    20,318,043.06         10.98  45.19   6.016     651     79.04       360        357     3
5.501 - 6.000       135    40,315,937.92         21.79  42.00   6.327     635     79.32       360        357     3
6.001 - 6.500       174    52,606,902.30         28.43  41.86   6.617     641     80.49       360        357     3
6.501 - 7.000       137    40,150,268.66         21.70  41.02   7.015     626     81.02       360        357     3
7.001 - 7.500        58    15,739,084.08          8.51  42.36   7.422     613     83.40       360        357     3
7.501 - 8.000        43    10,611,378.24          5.74  43.21   7.843     592     85.76       360        357     3
8.001 - 8.500         3       995,657.65          0.54  43.70   8.510     564     86.68       360        357     3
8.501 - 9.000         1       114,214.42          0.06  25.22   8.775     648     80.00       360        356     4
                    ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                    ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

17. INITIAL CAP

              NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
             MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
INITIAL CAP    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.500              13  $  5,420,812.02          2.93% 42.83%  6.889%    618     83.90%      360        357     3
3.000             621   179,591,494.57         97.07  42.25   6.711     632     80.69       360        357     3
                  ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                  ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

18. PERIODIC CAP

               NUMBER                       PERCENT                             W.A.       W.A.      W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PERIODIC CAP    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.000              634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                   ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                   ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

19. MAXIMUM RATE

                  NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MAXIMUM RATE      LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

10.501 - 11.000         1  $    738,229.87          0.40% 51.46%  4.250%    778     80.00%      360        357     3
11.001 - 11.500         5     2,021,055.09          1.09  33.72   4.859     670     75.50       360        357     3
11.501 - 12.000        20     6,983,376.23          3.77  41.14   5.316     665     80.08       360        357     3
12.001 - 12.500        94    27,857,017.77         15.06  42.20   5.875     647     80.19       360        357     3
12.501 - 13.000       146    41,661,618.88         22.52  42.65   6.305     645     79.74       360        357     3
13.001 - 13.500       181    53,686,663.56         29.02  42.84   6.797     637     80.72       360        357     3
13.501 - 14.000        83    24,107,782.20         13.03  42.31   7.301     627     81.69       360        357     3
14.001 - 14.500        58    16,223,741.35          8.77  41.39   7.777     589     82.81       360        357     3
14.501 - 15.000        35     9,319,598.66          5.04  40.63   8.358     566     83.18       360        357     3
15.001 - 15.500        11     2,413,222.98          1.30  43.10   8.775     553     81.74       360        357     3
                      ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                      ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

--------------------------------------------------------------------------------

20. MINIMUM RATE

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MINIMUM RATE     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500         1  $    738,229.87          0.40% 51.46%  4.250%    778     80.00%      360        357     3
4.501 - 5.000         5     2,021,055.09          1.09  33.72   4.859     670     75.50       360        357     3
5.001 - 5.500        20     6,983,376.23          3.77  41.14   5.316     665     80.08       360        357     3
5.501 - 6.000        94    27,857,017.77         15.06  42.20   5.875     647     80.19       360        357     3
6.001 - 6.500       146    41,661,618.88         22.52  42.65   6.305     645     79.74       360        357     3
6.501 - 7.000       181    53,686,663.56         29.02  42.84   6.797     637     80.72       360        357     3
7.001 - 7.500        83    24,107,782.20         13.03  42.31   7.301     627     81.69       360        357     3
7.501 - 8.000        58    16,223,741.35          8.77  41.39   7.777     589     82.81       360        357     3
8.001 - 8.500        35     9,319,598.66          5.04  40.63   8.358     566     83.18       360        357     3
8.501 - 9.000        11     2,413,222.98          1.30  43.10   8.775     553     81.74       360        357     3
                    ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                    ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

21. NEXT RATE ADJUSTMENT DATE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

2007-04-01                        5  $  1,634,745.28          0.88% 43.03%  6.660%    652     75.91%      360        355     5
2007-05-01                      115    33,191,981.89         17.94  42.45   6.744     624     81.31       360        356     4
2007-06-01                      479   141,297,054.71         76.37  42.34   6.748     632     80.72       360        357     3
2007-07-01                        1       227,825.27          0.12  40.91   6.990     648     80.00       360        358     2
2008-05-01                        1       461,102.29          0.25  41.57   6.150     622     70.00       360        356     4
2008-06-01                       14     3,084,076.53          1.67  43.52   6.321     630     82.52       360        357     3
2010-05-01                        3       499,682.68          0.27  34.80   7.969     600     90.73       360        356     4
2010-06-01                       16     4,615,837.94          2.49  38.67   5.735     680     79.35       360        357     3
                                ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                                ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

22. DTI

                NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DTI              LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

5.00 - 9.99           2  $  1,132,802.99          0.58%  7.54%  7.321%    604     85.01%      360        357     3
15.00 - 19.99         6     1,382,871.54          0.70  18.77   6.005     681     76.40       360        357     3
20.00 - 24.99        15     3,500,838.87          1.78  22.81   6.863     643     82.43       360        357     3
25.00 - 29.99        35     8,439,593.06          4.30  27.26   6.805     622     80.50       360        357     3
30.00 - 34.99        60    17,283,832.88          8.80  32.53   6.628     638     79.76       360        357     3
35.00 - 39.99       116    33,823,262.57         17.22  37.79   6.577     641     80.83       360        357     3
40.00 - 44.99       167    49,060,903.37         24.98  42.49   6.800     632     80.92       360        357     3
45.00 - 49.99       212    63,465,974.32         32.32  47.74   6.823     626     79.98       360        357     3
50.00 - 54.99        58    15,799,103.77          8.05  51.95   6.374     631     82.40       360        357     3
55.00 >=              8     2,492,463.25          1.27  57.19   6.546     646     82.77       360        357     3
                    ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                    ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

23. CREDIT GRADE

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT GRADE   LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

AA                 275  $ 84,045,715.27         42.80% 41.74%  6.456%    681     80.63%      360        357     3
A                  207    59,570,757.07         30.33  42.86   6.612     621     81.30       360        357     3
A-                  81    19,999,777.30         10.18  42.81   6.783     594     80.58       360        357     3
B+                  61    18,457,007.56          9.40  41.20   7.251     565     81.30       360        357     3
B                   49    12,935,157.26          6.59  40.33   7.850     536     77.13       360        357     3
C                    6     1,373,232.16          0.70  46.38   8.116     521     77.74       360        357     3
                   ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                   ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            30/40 Balloon Loans Only

24. DELINQUENCY STATUS

                     NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                       OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DELINQUENCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0-29 days                679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                         ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                   679  $196,381,646.62        100.00% 42.08%  6.715%    632     80.64%      360        357     3
                         ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

1. MORTGAGE COUPONS

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MORTGAGE COUPONS           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500                   2  $  1,198,229.87          0.16% 41.74%  4.346%    742     80.00%      360        357     3
4.501 - 5.000                  12     4,694,666.18          0.64  35.67   4.899     695     76.44       360        357     3
5.001 - 5.500                 100    31,893,368.14          4.33  40.70   5.369     674     77.72       360        357     3
5.501 - 6.000                 423   128,040,571.81         17.39  40.38   5.856     667     79.93       360        357     3
6.001 - 6.500                 585   160,872,560.28         21.84  40.80   6.316     654     80.00       360        357     3
6.501 - 7.000                 733   188,622,517.63         25.61  40.88   6.798     645     81.03       360        357     3
7.001 - 7.500                 423    97,797,944.26         13.28  40.67   7.297     635     81.50       360        357     3
7.501 - 8.000                 295    66,233,602.31          8.99  41.29   7.791     613     81.70       360        357     3
8.001 - 8.500                 188    36,078,999.02          4.90  40.67   8.329     591     82.42       360        357     3
8.501 - 9.000                  89    14,910,719.20          2.02  41.10   8.750     568     84.02       360        357     3
9.001 - 9.500                  23     2,956,781.38          0.40  35.61   9.290     556     88.85       360        356     4
9.501 - 10.000                 18     2,509,966.55          0.34  38.94   9.778     564     85.61       360        357     3
10.001 - 10.500                 4       528,603.13          0.07  46.26  10.258     539     92.00       360        355     5
10.501 - 11.000                 2       109,908.67          0.01  48.83  10.744     524     84.74       360        357     3
11.001 - 11.500                 1        46,700.55          0.01  38.37  11.125     527     85.00       360        357     3
                            -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                      2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                            =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

2. COMBINED ORIGINAL LTV

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
COMBINED ORIGINAL LTV      LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

20.01 - 25.00                   2  $    208,517.87          0.03% 35.17%  8.057%    569     23.21%      360        357     3
25.01 - 30.00                   3       423,822.97          0.06  40.81   6.634     601     28.85       360        357     3
30.01 - 35.00                   4       563,130.26          0.08  40.64   7.758     571     33.36       360        356     4
35.01 - 40.00                   5       927,700.43          0.13  47.28   6.654     595     36.38       360        356     4
40.01 - 45.00                   9     1,343,076.54          0.18  32.71   6.663     600     43.91       360        357     3
45.01 - 50.00                   9     1,901,566.17          0.26  37.18   6.439     618     46.59       360        357     3
50.01 - 55.00                  13     3,389,776.08          0.46  37.78   6.939     580     53.71       360        357     3
55.01 - 60.00                  31     7,458,015.85          1.01  38.86   7.046     589     57.70       360        357     3
60.01 - 65.00                  39     9,835,202.61          1.34  39.82   6.768     601     63.04       360        357     3
65.01 - 70.00                  90    25,380,437.05          3.45  39.05   6.784     601     68.40       360        357     3
70.01 - 75.00                 134    36,416,618.13          4.94  41.17   6.842     608     73.94       360        357     3
75.01 - 80.00               1,847   465,235,393.75         63.17  41.01   6.571     657     79.88       360        357     3
80.01 - 85.00                 205    50,750,282.78          6.89  40.35   7.041     608     84.40       360        357     3
85.01 - 90.00                 304    83,690,576.11         11.36  40.40   6.988     634     89.57       360        357     3
90.01 - 95.00                 182    46,558,919.94          6.32  40.33   7.488     637     94.66       360        357     3
95.01 - 100.00                 21     2,412,102.44          0.33  39.83   7.964     685    100.00       360        356     4
                            -----  ---------------        ------  -----   -----     ---    ------       ---        ---   ---
TOTAL:                      2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                            =====  ===============        ======  =====   =====     ===    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

3. PRINCIPAL BALANCE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE            LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

less than 50,000.00              28  $  1,226,413.86          0.17% 33.80%  8.008%    611     78.39%      360        357     3
50,000.01 - 100,000.00          319    25,102,176.31          3.41  39.00   7.463     618     81.37       360        357     3
100,000.01 - 150,000.00         463    58,000,154.41          7.88  40.02   7.065     623     79.99       360        357     3
150,000.01 - 200,000.00         433    76,328,748.19         10.36  40.69   6.924     633     80.26       360        357     3
200,000.01 - 250,000.00         383    85,793,314.07         11.65  40.80   6.767     639     80.08       360        357     3
250,000.01 - 300,000.00         376   103,668,713.13         14.08  41.80   6.679     641     80.29       360        357     3
300,000.01 - 350,000.00         250    81,263,553.99         11.03  41.10   6.705     649     81.16       360        357     3
350,000.01 - 400,000.00         209    78,212,581.00         10.62  40.88   6.720     654     81.41       360        357     3
400,000.01 - 450,000.00         130    55,338,624.75          7.51  41.81   6.642     639     80.63       360        357     3
450,000.01 - 500,000.00          99    46,964,578.29          6.38  41.17   6.479     658     81.59       360        357     3
500,000.01 - 550,000.00          77    40,403,219.14          5.49  40.06   6.569     662     82.44       360        357     3
550,000.01 - 600,000.00          50    28,854,912.04          3.92  38.01   6.729     656     80.35       360        356     4
600,000.01 - 650,000.00          40    25,066,667.87          3.40  40.73   6.532     655     82.40       360        357     3
650,000.01 - 700,000.00          17    11,408,910.46          1.55  38.97   6.472     648     81.42       360        357     3
700,000.01 - 750,000.00          10     7,265,290.86          0.99  40.47   6.257     657     77.34       360        357     3
750,000.01 - 800,000.00           8     6,184,505.76          0.84  43.95   6.321     663     77.68       360        357     3
800,000.01 - 850,000.00           2     1,685,546.99          0.23  31.19   6.684     614     72.65       360        357     3
850,000.01 - 900,000.00           2     1,777,228.86          0.24  27.14   6.503     627     85.06       360        356     4
900,000.01 - 950,000.00           1       950,000.00          0.13  26.01   6.500     653     69.19       360        357     3
950,000.01 - 1,000,000.00         1       999,999.00          0.14  47.53   5.875     678     89.48       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
ORIGINAL TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

360                           2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

5. REMAINING TERM TO MATURITY

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
REMAINING TERM TO          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MATURITY                     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

346 - 350                         1  $     98,380.84          0.01% 49.56%  8.500%    505     75.00%      360        350    10
351 - 355                       110    27,565,608.38          3.74  38.86   6.983     622     81.29       360        355     5
356 - 360                     2,787   708,831,149.76         96.24  40.79   6.735     644     80.73       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
CREDIT SCORE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

801 - 850                         8  $  2,081,405.31          0.28% 35.70%  6.267%    807     84.06%      360        356     4
751 - 800                        97    28,193,756.37          3.83  39.16   6.308     770     81.28       360        357     3
701 - 750                       308    89,197,437.64         12.11  40.15   6.479     720     81.00       360        357     3
651 - 700                       743   210,759,151.88         28.62  40.80   6.523     673     81.31       360        357     3
601 - 650                       995   248,873,266.63         33.79  41.39   6.692     626     80.95       360        357     3
551 - 600                       509   108,939,365.15         14.79  39.92   7.059     580     80.39       360        357     3
501 - 550                       233    47,618,230.76          6.47  40.85   8.040     523     77.30       360        356     4
451 - 500                         5       832,525.24          0.11  40.21   7.734     500     70.18       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

7. PROPERTY TYPE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PROPERTY TYPE                LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence       2,135  $537,037,835.30         72.92% 40.96%  6.748%    641     80.74%      360        357     3
Planned Unit Development        451   123,831,890.95         16.81  39.97   6.765     647     80.99       360        357     3
Condominium                     277    62,505,211.03          8.49  40.30   6.643     655     80.80       360        357     3
Two-to-Four Family               35    13,120,201.70          1.78  39.80   6.878     655     78.26       360        356     4
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

8. OCCUPANCY STATUS

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
OCCUPANCY STATUS             LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Primary                       2,698  $690,758,260.85         93.79% 40.77%  6.716%    640     80.56%      360        357     3
Investment                      111    23,282,620.44          3.16  39.28   7.550     674     84.78       360        357     3
Second/Vacation                  89    22,454,257.69          3.05  40.59   6.787     705     82.33       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                              NUMBER                       PERCENT
                                                OF        AGGREGATE       OF LOANS            W.A.    W.A.
                                             MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT
DOCUMENTATION                                  LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE
-------------------------------------------  --------  ---------------  ------------  -----  ------  ------

Full Documentation                              1,292  $288,488,416.67         39.17% 41.09%  6.709%    630
Stated Income/Verified Assets (Streamlined)       763   208,610,313.37         28.32  41.56   6.833     674
Stated Income Documentation                       406   118,425,299.77         16.08  40.33   6.862     630
Limited Documentation                             351    96,781,074.72         13.14  38.91   6.540     634
Lite Documentation                                 71    18,986,108.24          2.58  38.43   6.636     652
Full-Alternative Documentation                     15     5,203,926.21          0.71  36.48   6.650     620
                                                -----  ---------------        ------  -----   -----     ---
TOTAL:                                          2,898  $736,495,138.98        100.00% 40.71%  6.745%    643
                                                =====  ===============        ======  =====   =====     ===

                                               W.A.      W.A.       W.A.
                                             COMBINED  ORIGINAL  REMAINING  W.A.
                                             ORIGINAL  TERM TO    TERM TO   LOAN
DOCUMENTATION                                   LTV    MATURITY   MATURITY   AGE
-------------------------------------------  --------  --------  ---------  ----

Full Documentation                              81.80%      360        357     3
Stated Income/Verified Assets (Streamlined)     80.32       360        357     3
Stated Income Documentation                     78.29       360        357     3
Limited Documentation                           81.95       360        357     3
Lite Documentation                              79.30       360        356     4
Full-Alternative Documentation                  78.25       360        357     3
                                                -----       ---        ---   ---
TOTAL:                                          80.75%      360        357     3
                                                =====       ===        ===   ===

--------------------------------------------------------------------------------

10. LOAN PURPOSE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
LOAN PURPOSE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Purchase                      1,583  $394,142,062.55         53.52% 40.87%  6.665%    665     81.28%      360        357     3

Banc of America Securities LLC
--------------------------------------------------------------------------------

C/O Refi                      1,210   319,356,634.66         43.36  40.68   6.831     618     80.01       360        357     3
R/T Refi                         88    20,995,167.22          2.85  38.73   6.891     616     82.29       360        357     3
Texas C/O Refi                   17     2,001,274.55          0.27  36.22   7.014     616     76.89       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

11. PRODUCT TYPE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PRODUCT TYPE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.5/29.5 6 ML                     3  $    518,787.41          0.07% 25.26%  6.980%    593     84.01%      360        357     3
2/28 6 ML                     1,435   306,014,271.33         41.55  41.25   7.055     629     80.41       360        357     3
2/28 6 ML with 10 yr IO          29     7,504,508.45          1.02  38.28   6.563     669     81.98       360        357     3
2/28 6 ML with 5 yr IO          577   180,397,539.19         24.49  38.53   6.367     670     81.56       360        357     3
2/28 6 ML 30/40 BALLOON         600   176,351,607.15         23.94  42.36   6.747     631     80.79       360        357     3
3/27 6 ML                        69    13,532,074.23          1.84  42.22   6.801     634     82.18       360        357     3
3/27 6 ML with 10 yr IO           1       660,000.00          0.09  47.67   5.850     629     80.00       360        357     3
3/27 6 ML with 5 yr IO           15     4,442,635.81          0.60  39.22   6.329     688     83.42       360        357     3
3/27 6 ML 30/40 BALLOON          15     3,545,178.82          0.48  43.26   6.299     629     80.89       360        357     3
5/25 6 ML                        53    12,350,937.18          1.68  41.86   6.344     676     75.00       360        357     3
5/25 6 ML with 10 yr IO           5     2,175,420.00          0.30  38.78   6.319     654     84.93       360        357     3
5/25 6 ML with 5 yr IO           77    23,886,658.79          3.24  38.30   6.205     682     79.50       360        357     3
5/25 6 ML 30/40 BALLOON          19     5,115,520.62          0.69  38.29   5.953     673     80.46       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

12. IO TERM

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
IO TERM                      LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                             2,194  $517,428,376.74         70.26% 41.64%  6.910%    631     80.46%      360        357     3
60                              669   208,726,833.79         28.34  38.51   6.348     672     81.36       360        357     3
120                              35    10,339,928.45          1.40  38.98   6.466     664     82.47       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

13. LIEN POSITION

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
LIEN POSITION                LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1                             2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

14. PREPAYMENT PENALTY TERM

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PREPAYMENT PENALTY TERM      LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                               903  $234,601,622.92         31.85% 40.81%  6.907%    647     81.24%      360        357     3
6                                 1        53,015.11          0.01  48.20  10.550     547     90.00       360        356     4
12                               87    29,583,454.52          4.02  40.48   6.681     662     80.00       360        357     3
24                            1,773   441,212,520.52         59.91  40.71   6.679     639     80.62       360        357     3
36                              134    31,044,525.91          4.22  40.31   6.497     657     79.47       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

15. GEOGRAPHIC DISTRIBUTION

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

California                  1,081  $368,421,566.73         50.02% 40.67%  6.565%    649     80.11%      360        357     3
New York                      129    40,174,179.20          5.45  41.57   6.747     652     81.05       360        357     3
Maryland                      145    34,820,093.64          4.73  40.92   6.944     628     81.47       360        357     3
New Jersey                     93    27,944,421.39          3.79  41.77   6.643     638     80.81       360        357     3
Virginia                      106    27,624,372.76          3.75  42.30   7.032     644     80.04       360        357     3
Florida                       151    26,726,531.14          3.63  40.90   6.988     643     81.44       360        357     3
Texas                         174    23,052,470.04          3.13  37.99   7.249     637     81.68       360        357     3
Arizona                       100    22,422,922.66          3.04  40.49   6.936     649     81.01       360        357     3
Nevada                         84    20,750,481.73          2.82  39.14   6.740     654     80.17       360        357     3
Illinois                      109    20,661,554.88          2.81  40.88   7.004     633     82.62       360        357     3
Washington                    105    20,592,481.81          2.80  42.45   6.886     621     83.23       360        357     3
Massachusetts                  74    19,733,273.64          2.68  42.70   6.314     650     80.48       360        357     3
Connecticut                    36     7,923,596.16          1.08  42.51   6.913     633     79.66       360        357     3
Pennsylvania                   52     7,317,613.02          0.99  37.55   7.306     617     81.49       360        357     3
Georgia                        37     6,200,404.77          0.84  35.14   7.233     641     82.05       360        357     3
District of Columbia           23     5,668,594.20          0.77  41.52   6.907     625     77.27       360        357     3
North Carolina                 35     4,889,638.33          0.66  37.64   7.052     627     80.83       360        356     4
Louisiana                      38     4,154,904.93          0.56  38.75   7.423     612     83.50       360        357     3
Michigan                       23     3,501,935.25          0.48  39.92   7.232     623     86.83       360        356     4
Oregon                         20     3,400,686.02          0.46  36.94   6.711     630     83.32       360        357     3
Colorado                       23     3,387,345.20          0.46  43.44   6.573     633     83.16       360        357     3
Wisconsin                      22     3,127,385.75          0.42  40.33   7.192     618     82.39       360        357     3
Missouri                       28     2,990,470.12          0.41  43.33   7.779     603     85.99       360        357     3
Rhode Island                   13     2,963,869.49          0.40  37.24   6.258     638     78.93       360        357     3
New Hampshire                  13     2,827,424.86          0.38  41.38   6.844     625     76.26       360        357     3
Tennessee                      29     2,824,958.82          0.38  40.38   7.236     617     82.91       360        357     3
Idaho                          15     2,234,645.51          0.30  34.70   7.349     615     80.38       360        357     3
Delaware                       10     2,104,674.13          0.29  38.79   6.565     633     85.15       360        357     3
Ohio                           17     1,861,837.75          0.25  36.68   7.630     636     84.66       360        357     3
Montana                         7     1,787,610.80          0.24  40.02   7.207     641     79.54       360        357     3
Oklahoma                       13     1,743,359.26          0.24  45.23   7.173     650     81.71       360        357     3
Indiana                        11     1,738,167.86          0.24  41.69   7.996     611     85.08       360        356     4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
GEOGRAPHIC DISTRIBUTION  MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
(CONT)                     LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Maine                          10     1,729,942.50          0.23  39.73   6.781    631      81.14       360        357    3
Mississippi                    16     1,326,281.83          0.18  40.41   8.037    614      81.87       360        357    3
Kansas                          7     1,298,823.30          0.18  50.03   7.744    588      85.25       360        356    4
New Mexico                     12     1,190,904.48          0.16  37.57   7.251    639      78.71       360        357    3
Minnesota                       6     1,174,967.28          0.16  42.29   7.000    623      84.46       360        357    3
South Carolina                  8     1,008,370.29          0.14  42.15   7.352    622      88.14       360        357    3
Arkansas                        7       888,173.49          0.12  33.26   8.102    591      91.80       360        357    3
Utah                            5       878,829.32          0.12  39.68   6.832    662      80.97       360        357    3
West Virginia                   4       528,875.23          0.07  44.36   6.965    616      82.21       360        357    3
Vermont                         2       352,807.70          0.05  49.78   6.838    623      85.48       360        355    5
Wyoming                         1       200,959.50          0.03  52.00   5.700    590      80.00       360        357    3
Kentucky                        2       146,163.85          0.02  40.73   6.850    617      80.00       360        356    4
Iowa                            1       108,684.58          0.01  24.07   7.675    610      88.40       360        356    4
South Dakota                    1        87,883.78          0.01  46.46   6.500    591      80.00       360        357    3
                            -----  ---------------        ------  -----   -----    ---      -----       ---        ---  ---
TOTAL:                      2,898  $736,495,138.98        100.00% 40.71%  6.745%   643      80.75%      360        357    3
                            =====  ===============        ======  =====   =====    ===      =====       ===        ===  ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

16. GROSS MARGIN

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
GROSS MARGIN     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

3.001 - 3.500         1  $     99,935.14          0.01% 35.97%  8.200%    637     80.00%      360        356     4
3.501 - 4.000         1       520,000.00          0.07  41.59   5.990     691     80.00       360        356     4
4.001 - 4.500        95    18,459,670.48          2.51  41.47   6.788     643     81.54       360        357     3
4.501 - 5.000        30     8,044,649.59          1.09  38.58   5.847     654     76.74       360        356     4
5.001 - 5.500       322    96,621,792.78         13.12  41.76   6.064     661     78.88       360        357     3
5.501 - 6.000       594   166,981,236.02         22.67  40.21   6.313     654     79.65       360        357     3
6.001 - 6.500       696   181,748,112.59         24.68  40.23   6.691     646     80.55       360        357     3
6.501 - 7.000       560   137,575,780.30         18.68  40.60   7.018     637     81.04       360        357     3
7.001 - 7.500       306    71,098,978.21          9.65  41.70   7.476     623     83.31       360        357     3
7.501 - 8.000       244    47,777,651.96          6.49  41.54   7.806     617     84.31       360        357     3
8.001 - 8.500        29     4,995,680.18          0.68  38.50   8.379     598     83.21       360        356     4
8.501 - 9.000        17     2,172,643.44          0.29  38.11   9.056     581     85.77       360        357     3
9.001 - 9.500         3       399,008.29          0.05  36.78   8.513     534     83.69       360        357     3
                  -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                  =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

17. INITIAL CAP

              NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
             MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
INITIAL CAP    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.000              22  $  4,819,887.32          0.65% 35.88%  6.838%    640     81.22%      360        356     4
1.500             152    37,739,481.99          5.12  40.95   7.238     622     79.83       360        356     4
3.000           2,643   667,661,084.55         90.65  40.83   6.738     643     80.83       360        357     3
5.000              81    26,274,685.12          3.57  38.29   6.186     682     79.92       360        357     3
                -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:          2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

18. PERIODIC CAP

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PERIODIC CAP                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.500                             1  $    193,600.70          0.03% 37.78%  7.625%    629     90.00%      360        356     4
1.000                         2,884   734,149,741.32         99.68  40.71   6.742     643     80.76       360        357     3
1.500                             2       472,719.58          0.06  42.18   6.319     728     80.00       360        357     3
2.000                            11     1,679,077.38          0.23  41.32   7.861     596     75.77       360        356     4
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

19. MAXIMUM RATE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MAXIMUM RATE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

10.501 - 11.000                   2  $  1,198,229.87          0.16% 41.74%  4.346%    742     80.00%      360        357     3
11.001 - 11.500                  21     6,787,918.96          0.92  36.18   5.470     675     78.43       360        357     3
11.501 - 12.000                 100    32,253,956.59          4.38  40.72   5.379     675     77.74       360        357     3
12.001 - 12.500                 421   127,740,635.30         17.34  40.40   5.857     667     79.92       360        357     3
12.501 - 13.000                 585   160,431,229.36         21.78  40.81   6.317     654     80.03       360        357     3
13.001 - 13.500                 727   187,200,746.75         25.42  40.85   6.798     645     81.04       360        357     3
13.501 - 14.000                 420    97,117,053.74         13.19  40.68   7.294     635     81.37       360        357     3
14.001 - 14.500                 296    66,586,666.46          9.04  41.33   7.789     613     81.74       360        357     3
14.501 - 15.000                 184    35,560,720.97          4.83  40.67   8.329     592     82.56       360        357     3
15.001 - 15.500                  92    15,151,700.72          2.06  41.34   8.728     569     83.72       360        357     3
15.501 - 16.000                  25     3,271,101.36          0.44  35.42   9.225     553     88.09       360        356     4
16.001 - 16.500                  17     2,452,052.35          0.33  39.06   9.784     563     86.58       360        357     3
16.501 - 17.000                   5       586,517.33          0.08  45.04  10.185     545     87.32       360        355     5
17.001 - 17.500                   2       109,908.67          0.01  48.83  10.744     524     84.74       360        357     3
17.501 - 18.000                   1        46,700.55          0.01  38.37  11.125     527     85.00       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

20. MINIMUM RATE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MINIMUM RATE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500                     2  $  1,198,229.87          0.16% 41.74%  4.346%    742     80.00%      360        357     3
4.501 - 5.000                    12     4,694,666.18          0.64  35.67   4.899     695     76.44       360        357     3
5.001 - 5.500                   100    31,893,368.14          4.33  40.70   5.369     674     77.72       360        357     3
5.501 - 6.000                   423   128,408,868.75         17.44  40.40   5.858     667     79.91       360        357     3
6.001 - 6.500                   585   160,504,263.34         21.79  40.78   6.315     654     80.03       360        357     3
6.501 - 7.000                   732   188,530,853.27         25.60  40.87   6.798     645     81.03       360        357     3
7.001 - 7.500                   424    98,039,268.27         13.31  40.69   7.299     635     81.53       360        357     3
7.501 - 8.000                   294    66,155,771.04          8.98  41.29   7.791     613     81.70       360        357     3
8.001 - 8.500                   187    35,852,371.02          4.87  40.63   8.329     591     82.34       360        357     3
8.501 - 9.000                    92    15,127,163.62          2.05  41.11   8.740     569     84.01       360        357     3
9.001 - 9.500                    23     2,956,781.38          0.40  35.61   9.290     556     88.85       360        356     4
9.501 - 10.000                   17     2,448,321.75          0.33  39.01   9.782     563     85.38       360        357     3
10.001 - 10.500                   4       528,603.13          0.07  46.26  10.258     539     92.00       360        355     5
10.501 - 11.000                   2       109,908.67          0.01  48.83  10.744     524     84.74       360        357     3
11.001 - 11.500                   1        46,700.55          0.01  38.37  11.125     527     85.00       360        357     3
                              -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

21. NEXT RATE ADJUSTMENT DATE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

November 1, 2005                  1  $    123,624.76          0.02% 39.25%  8.175%    517     79.49%      360        356     4
December 1, 2005                  2       395,162.65          0.05  20.88   6.606     617     85.43       360        357     3
November 1, 2006                  1        98,380.84          0.01  49.56   8.500     505     75.00       360        350    10
December 1, 2006                  2       496,014.98          0.07  40.55   6.665     556     76.17       360        351     9
January 1, 2007                   1       240,447.09          0.03  38.82   7.350     536     72.67       360        352     8
March 1, 2007                     6     1,275,623.18          0.17  42.33   8.406     588     90.09       360        354     6
April 1, 2007                    95    24,554,501.09          3.33  38.40   6.909     624     81.08       360        355     5
May 1, 2007                     655   161,908,596.43         21.98  40.62   6.821     640     81.09       360        356     4
June 1, 2007                  1,879   481,115,281.60         65.32  40.94   6.758     643     80.72       360        357     3
July 1, 2007                      1       227,825.27          0.03  40.91   6.990     648     80.00       360        358     2
January 1, 2008                   1       162,266.74          0.02  49.11   7.800     640     80.00       360        352     8
February 1, 2008                  1       178,869.75          0.02  46.08   6.625     692     80.00       360        353     7
April 1, 2008                     2       240,645.89          0.03  41.98   7.257     623     80.00       360        355     5
May 1, 2008                      26     5,321,919.68          0.72  42.29   6.773     633     79.88       360        356     4
June 1, 2008                     69    16,132,950.76          2.19  41.68   6.520     647     82.96       360        357     3
July 1, 2008                      1       143,236.04          0.02  45.90   6.425     662     84.91       360        358     2
April 1, 2010                     2       417,239.66          0.06  44.26   6.803     675     80.00       360        355     5
May 1, 2010                      34     8,174,123.14          1.11  39.31   6.422     686     81.32       360        356     4
June 1, 2010                    119    35,288,429.43          4.79  39.36   6.183     676     78.13       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

22. DTI

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
DTI                          LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.00 - 4.99                       4  $  1,150,521.22          0.16%  3.11%  6.383%    689     92.66%      360        356     4
5.00 - 9.99                       8     2,783,068.60          0.38   8.26   6.754     602     79.19       360        356     4
10.00 - 14.99                    19     4,127,152.79          0.56  12.12   6.342     671     79.85       360        356     4
15.00 - 19.99                    48    10,213,613.55          1.39  17.80   6.836     633     80.50       360        357     3
20.00 - 24.99                    88    20,156,130.66          2.74  22.76   6.812     638     80.98       360        357     3
25.00 - 29.99                   191    42,882,669.60          5.82  27.51   6.786     645     80.56       360        357     3
30.00 - 34.99                   337    82,327,268.14         11.18  32.64   6.710     647     80.42       360        357     3
35.00 - 39.99                   490   127,616,581.67         17.33  37.77   6.690     651     80.71       360        357     3
40.00 - 44.99                   706   188,251,021.01         25.56  42.63   6.721     644     80.60       360        357     3
45.00 - 49.99                   763   197,578,141.64         26.83  47.66   6.838     640     80.68       360        357     3
50.00 - 54.99                   208    50,683,839.94          6.88  52.16   6.638     633     81.93       360        357     3
55.00 >=                         36     8,725,130.16          1.18  56.97   6.643     631     82.18       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

23. CREDIT GRADE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
CREDIT GRADE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

AA                            1,359  $381,128,149.34         51.75% 40.58%  6.510%    686     81.33%      360        357     3
A                               781   193,394,810.30         26.26  41.29   6.669     622     80.92       360        357     3
A-                              313    67,636,823.15          9.18  39.92   6.864     598     79.68       360        357     3
B                               237    47,612,678.69          6.46  40.09   7.947     535     77.14       360        356     4
B+                              187    42,277,509.84          5.74  40.88   7.504     566     81.21       360        357     3
C                                21     4,445,167.66          0.60  44.67   8.208     516     73.78       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Arm Only

24. DELINQUENCY STATUS

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
DELINQUENCY STATUS           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0-29 days                     2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,898  $736,495,138.98        100.00% 40.71%  6.745%    643     80.75%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

1. MORTGAGE COUPONS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MORTGAGE COUPONS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500            1  $    738,229.87          0.26% 51.46%  4.250%    778     80.00%      360        357     3
4.501 - 5.000            6     2,213,993.51          0.77  33.89   4.870     677     75.89       360        357     3
5.001 - 5.500           20     6,983,376.23          2.43  41.14   5.316     665     80.08       360        357     3
5.501 - 6.000           99    28,505,854.52          9.91  42.23   5.869     649     80.33       360        357     3
6.001 - 6.500          159    45,961,682.41         15.98  42.59   6.312     646     79.75       360        357     3
6.501 - 7.000          197    57,872,755.16         20.12  42.37   6.798     635     80.41       360        357     3
7.001 - 7.500           92    25,428,984.30          8.84  41.90   7.300     627     81.72       358        355     3
7.501 - 8.000           79    18,452,958.83          6.42  41.52   7.795     599     83.21       348        345     3
8.001 - 8.500          131    16,234,450.15          5.64  40.13   8.361     631     90.23       283        280     3
8.501 - 9.000          142    10,864,518.17          3.78  41.53   8.865     655     95.13       220        217     3
9.001 - 9.500          173    12,745,925.28          4.43  41.16   9.431     687     99.66       181        178     3
9.501 - 10.000         387    22,362,721.09          7.78  40.75   9.925     661     99.31       180        177     3
10.001 - 10.500        201    11,944,757.50          4.15  40.35  10.392     647     99.63       180        177     3
10.501 - 11.000        310    18,632,269.89          6.48  42.70  10.871     637     99.21       180        177     3
11.001 - 11.500        139     6,489,789.92          2.26  40.86  11.320     623     98.36       180        177     3
11.501 - 12.000         20     1,238,204.08          0.43  44.52  11.940     623     99.17       180        177     3
12.001 - 12.500         16       857,477.28          0.30  38.82  12.485     612     93.67       180        177     3
12.501 - 13.000          2        79,143.24          0.03  23.69  12.851     615     99.05       180        177     3
                     -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:               2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                     =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

2. COMBINED ORIGINAL LTV

                        NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                          OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                       MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
COMBINED ORIGINAL LTV   LOANS         BALANCE       BALANCE       DTI  COUPON  SCORE      LTV    MATURITY  MATURITY   AGE
---------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

30.01 - 35.00                 3  $    349,984.13          0.12% 45.27%  7.689%    613     34.39%      360        357     3
40.01 - 45.00                 1       175,811.22          0.06  46.81   7.250     554     44.56       360        357     3
45.01 - 50.00                 2       248,617.29          0.09  37.62   6.609     597     47.44       360        357     3
50.01 - 55.00                 3       982,396.80          0.34  46.84   7.116     574     53.76       360        357     3
55.01 - 60.00                 9     2,366,452.88          0.82  39.39   7.365     558     58.83       360        357     3
60.01 - 65.00                12     3,022,336.22          1.05  44.78   7.013     591     62.36       360        357     3
65.01 - 70.00                19     5,568,351.11          1.94  37.71   6.429     601     68.83       360        357     3
70.01 - 75.00                36    12,718,885.11          4.42  40.81   6.794     615     74.00       360        357     3
75.01 - 80.00               435   121,556,467.20         42.26  42.50   6.557     649     79.82       360        357     3
80.01 - 85.00                55    16,254,267.51          5.65  42.41   6.987     596     84.45       356        352     3
85.01 - 90.00               109    25,995,198.95          9.04  40.85   7.296     619     89.44       343        340     3
90.01 - 95.00               137    16,253,574.00          5.65  41.67   8.459     625     94.75       294        291     3
95.01 - 100.00            1,353    82,114,749.01         28.55  41.21   9.998     663     99.97       180        177     3
                          -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                    2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                          =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

3. PRINCIPAL BALANCE

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PRINCIPAL BALANCE         LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE    LTV     MATURITY   MATURITY  AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

less than 50,000.00           664  $ 21,358,660.53          7.43% 40.40% 10.183%    647     99.25%      180        177     3
50,000.01 - 100,000.00        674    48,073,264.41         16.71  41.74   9.883     665     98.26       190        187     3
100,000.01 - 150,000.00       236    28,583,524.42          9.94  40.99   8.691     653     93.11       244        241     3
150,000.01 - 200,000.00       127    22,670,439.90          7.88  41.03   7.687     628     83.85       314        311     3
200,000.01 - 250,000.00        89    19,793,537.75          6.88  42.07   6.840     624     79.83       358        355     3
250,000.01 - 300,000.00       115    31,776,659.38         11.05  43.84   6.768     635     80.12       360        357     3
300,000.01 - 350,000.00        77    25,049,041.80          8.71  41.17   6.628     641     80.05       360        357     3
350,000.01 - 400,000.00        57    21,484,695.15          7.47  42.08   6.716     640     80.58       360        357     3
400,000.01 - 450,000.00        44    18,722,639.19          6.51  44.16   6.716     620     81.64       360        357     3
450,000.01 - 500,000.00        34    16,167,398.44          5.62  40.78   6.373     636     81.83       360        357     3
500,000.01 - 550,000.00        22    11,558,620.93          4.02  41.34   6.859     627     81.79       360        357     3
550,000.01 - 600,000.00        10     5,807,464.99          2.02  41.99   6.765     626     84.01       360        356     4
600,000.01 - 650,000.00        16    10,067,841.74          3.50  39.47   6.700     635     80.21       360        357     3
650,000.01 - 700,000.00         2     1,306,791.86          0.45  42.10   6.375     659     82.48       360        357     3
700,000.01 - 750,000.00         4     2,866,897.78          1.00  40.05   5.800     676     81.56       360        357     3
750,000.01 - 800,000.00         3     2,319,613.16          0.81  47.16   7.087     655     79.20       360        357     3
                            -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                      2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                            =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                            NUMBER                      PERCENT                              W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
ORIGINAL TERM TO MATURITY   LOANS        BALANCE        BALANCE       DTI  COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

180                           1,494   $91,125,651.60         31.68% 41.14% 10.016%    661     99.22%      180        177     3
360                             680   196,481,439.83         68.32  42.08   6.716     632     80.64       360        357     3
                              -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                        2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                              =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

5. REMAINING TERM TO MATURITY

                             NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                               OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
--------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

171 - 175                         57  $  3,983,523.65          1.39% 39.79%  9.907%    645     99.15%      180        175     5
176 - 180                      1,437    87,142,127.95         30.30  41.21  10.021     662     99.22       180        177     3
351 - 355                          6     1,805,495.27          0.63  43.32   6.784     642     74.40       360        355     5
356 - 360                        674   194,675,944.56         67.69  42.06   6.715     632     80.70       360        357     3
                               -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                         2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                               =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

               NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
CREDIT SCORE   LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY  MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

801 - 850            6      $501,471.95          0.17% 28.18%  6.835%    807     81.89%      279        276     3
751 - 800           78     8,851,209.09          3.08  39.38   7.461     770     89.56       268        265     3
701 - 750          269    33,207,736.92         11.55  41.35   7.765     721     88.27       281        278     3
651 - 700          633    76,506,729.26         26.60  41.66   7.841     671     88.57       287        283     3
601 - 650          807   107,348,804.67         37.32  42.26   7.751     626     86.35       307        304     3
551 - 600          329    47,435,553.25         16.49  41.88   7.678     581     84.23       326        323     3
501 - 550           52    13,755,586.29          4.78  41.38   7.908     526     78.47       359        356     3
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

7. PROPERTY TYPE

                           NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                             OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PROPERTY TYPE               LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence      1,558  $210,167,825.42         73.07% 42.01%  7.747%    640     86.47%      304        300     3
Planned Unit Development       358    49,129,880.27         17.08  41.26   7.795     642     86.06       305        301     3
Condominium                    244    27,175,228.95          9.45  41.19   7.742     653     87.49       300        297     3
Two-to-Four Family              14     1,134,156.79          0.39  36.73   9.362     686     95.20       180        176     4
                             -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                       2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                             =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
OCCUPANCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Primary              2,112  $282,174,588.93         98.11% 41.75%  7.752%    640     86.46%      303        300     3
Second/Vacation         62     5,432,502.50          1.89  43.64   8.228     712     89.85       276        273     3
                     -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:               2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                     =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                         PERCENT
                              NUMBER                     OF LOANS                           W.A.      W.A.       W.A.
                                OF        AGGREGATE         BY             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DOCUMENTATION                  LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------------------  --------  ---------------  ---------  -----  ------  ------  --------  --------  ---------  ----

Stated Income/Verified
   Assets (Streamlined)           854  $107,787,142.05      37.48% 42.28%  8.139%    670     87.91%      290        287     3
Full Documentation                853    92,746,738.15      32.25  42.38   7.857     624     88.07       295        292     3
Stated Income Documentation       156    42,860,905.47      14.90  40.43   6.845     624     79.32       353        350     3
Limited Documentation             251    37,252,087.03      12.95  40.34   7.471     629     86.91       305        301     3
Lite Documentation                 52     5,675,822.15       1.97  42.82   7.794     624     85.66       288        285     3
Full-Alternative
   Documentation                    8     1,284,396.58       0.45  38.77   7.980     599     92.32       302        299     3
                                -----  ---------------     ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          2,174  $287,607,091.43     100.00% 41.78%  7.761%    642     86.53%      303        300     3
                                =====  ===============     ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

10. LOAN PURPOSE

                 NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LOAN PURPOSE      LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Purchase           1,557  $172,290,638.70         59.90% 41.84%  8.041%    659     88.77%      284        281     3
C/O Refi             575   108,025,087.58         37.56  41.74   7.335     617     83.05       331        327     3
R/T Refi              41     7,191,571.94          2.50  41.02   7.457     601     85.16       332        329     3
Texas C/O Refi         1        99,793.21          0.03  40.76   7.900     611     80.00       360        357     3
                   -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                   =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

11. PRODUCT TYPE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PRODUCT TYPE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

15/30 BALLOON                 1,494  $ 91,125,651.60         31.68% 41.14% 10.016%    661     99.22%      180        177     3
2/28 6 ML 30/40 BALLOON         600   176,351,607.15         61.32  42.36   6.747     631     80.79       360        357     3
30 YR FIXED                       1        99,793.21          0.03  40.76   7.900     611     80.00       360        357     3
30 YR FIXED 30/40 BALLOON        45    11,369,340.03          3.95  38.99   6.697     639     78.38       360        357     3
3/27 6 ML 30/40 BALLOON          15     3,545,178.82          1.23  43.26   6.299     629     80.89       360        357     3
5/25 6 ML 30/40 BALLOON          19     5,115,520.62          1.78  38.29   5.953     673     80.46       360        357     3
                              -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                        2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                              =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

12. IO TERM

          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
            OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
IO TERM    LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0           2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:      2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

13. LIEN POSITION

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LIEN POSITION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1                   680  $196,481,439.83         68.32% 42.08%  6.716%    632     80.64%      360        357     3
2                 1,494    91,125,651.60         31.68  41.14  10.016     661     99.22       180        177     3
                  -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:            2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                  =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

14. PREPAYMENT PENALTY TERM

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PREPAYMENT PENALTY TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                             811  $ 75,744,751.40         26.34% 42.26%  8.452%    649     89.77%      270        267     3
12                             60    11,508,814.25          4.00  41.96   7.432     658     84.67       318        315     3
24                          1,207   186,043,949.56         64.69  41.81   7.523     638     85.48       314        311     3
36                             96    14,309,576.22          4.98  38.70   7.467     637     84.51       317        314     3
                            -----  ---------------        ------  -----   -----     ---     -----       ---        ---     -
TOTAL:                      2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                            =====  ===============        ======  =====   =====     ===     =====       ===        ===     =

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

15. GEOGRAPHIC DISTRIBUTION

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

California                    899  $166,653,613.77         57.94% 41.69%  7.525%    642     85.71%      310        307     3
Virginia                      102    14,415,793.11          5.01  43.75   7.992     654     86.15       306        303     3
Maryland                      103    12,847,675.41          4.47  44.04   7.989     640     86.88       299        296     3
Washington                    119    12,820,482.59          4.46  43.18   7.689     630     86.40       310        306     3
Florida                       120    10,209,324.74          3.55  40.74   8.228     634     87.00       294        290     3
Arizona                        67     8,877,881.71          3.09  43.31   7.743     628     84.61       317        314     3
New York                       75     8,435,024.19          2.93  42.17   8.431     674     90.95       260        257     3
Massachusetts                  60     7,975,146.05          2.77  43.99   7.376     650     85.67       306        302     3
Nevada                         64     7,351,830.20          2.56  38.58   8.230     645     85.78       302        298     3
Texas                         134     6,522,035.65          2.27  37.92   8.899     630     93.86       250        247     3
Illinois                       61     4,663,164.62          1.62  42.44   8.302     648     89.43       279        276     3
New Jersey                     47     4,261,679.46          1.48  41.01   8.792     642     93.47       250        246     3
District of Columbia           15     3,016,977.60          1.05  40.52   7.094     631     80.83       339        336     3
Connecticut                    20     1,748,054.31          0.61  41.00   8.380     611     87.57       292        289     3
Georgia                        20     1,525,787.14          0.53  33.28   8.019     669     87.65       291        288     3
Oregon                         17     1,506,186.32          0.52  37.01   7.775     621     87.28       283        279     3
North Carolina                 24     1,422,905.42          0.49  38.35   8.937     631     91.72       258        255     3
Pennsylvania                   22     1,177,662.03          0.41  41.58   8.494     622     90.47       275        271     4
Idaho                          20       972,606.92          0.34  36.82   8.813     633     90.41       266        263     4
Colorado                       11       948,662.77          0.33  45.94   7.630     614     87.68       319        316     3
Wisconsin                      14       886,215.39          0.31  40.00   7.955     658     86.84       298        295     3
New Hampshire                  10       856,919.08          0.30  44.84   8.495     673     87.45       286        283     3
Rhode Island                    8       827,868.22          0.29  43.98   7.507     638     85.46       304        301     3
Ohio                           12       780,407.00          0.27  41.95   7.310     669     85.10       330        326     3
Kansas                          4       738,109.23          0.26  50.74   7.367     609     91.48       333        329     4
Missouri                       20       726,841.90          0.25  43.22   8.756     646     91.33       263        260     3
Tennessee                      14       694,707.36          0.24  42.52   7.686     618     87.35       294        291     3
Montana                         6       691,865.59          0.24  29.72   8.119     596     81.19       315        312     4
Louisiana                      24       684,707.34          0.24  39.33  10.243     613     98.53       206        203     3
Michigan                        8       586,561.25          0.20  39.41   8.382     596     91.39       308        305     4
Oklahoma                        9       471,727.46          0.16  39.56   8.522     659     91.78       254        251     3
South Carolina                  5       388,507.83          0.14  40.53   7.594     618     93.70       329        325     4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
GEOGRAPHIC DISTRIBUTION  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
(CONT)                     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

New Mexico                      6       386,688.10          0.13  41.04   9.397     627     93.53       236        233     3
Minnesota                       3       343,680.72          0.12  45.17   8.808     647     85.39       311        308     3
Mississippi                    12       335,464.33          0.12  33.94  10.854     603     99.55       180        177     3
Delaware                        4       199,719.48          0.07  48.45   8.724     607     90.48       266        263     3
Maine                           3       166,577.24          0.06  45.82  10.027     620    100.00       180        177     3
Kentucky                        3       163,341.54          0.06  39.78   7.339     617     82.10       341        337     4
Indiana                         4        99,517.96          0.03  35.32  10.719     610    100.00       180        176     4
South Dakota                    1        87,883.78          0.03  46.46   6.500     591     80.00       360        357     3
Wyoming                         2        81,167.68          0.03  36.24   9.587     660     97.67       180        176     4
Utah                            1        31,762.68          0.01  33.82   9.500     649    100.00       180        177     3
West Virginia                   1        24,356.26          0.01  32.85  10.000     644    100.00       180        176     4
                            -----  ---------------        ------  -----  ------     ---    ------       ---        ---   ---
TOTAL:                      2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                            =====  ===============        ======  =====  ======     ===    ======       ===        ===   ===

--------------------------------------------------------------------------------

16. GROSS MARGIN

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GROSS MARGIN     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500        12  $  2,896,220.47          1.57% 44.88%  6.451%    638     80.41%      360        357     3
4.501 - 5.000         4     1,264,599.79          0.68  45.72   5.782     652     81.74       360        357     3
5.001 - 5.500        67    20,318,043.06         10.98  45.19   6.016     651     79.04       360        357     3
5.501 - 6.000       135    40,315,937.92         21.79  42.00   6.327     635     79.32       360        357     3
6.001 - 6.500       174    52,606,902.30         28.43  41.86   6.617     641     80.49       360        357     3
6.501 - 7.000       137    40,150,268.66         21.70  41.02   7.015     626     81.02       360        357     3
7.001 - 7.500        58    15,739,084.08          8.51  42.36   7.422     613     83.40       360        357     3
7.501 - 8.000        43    10,611,378.24          5.74  43.21   7.843     592     85.76       360        357     3
8.001 - 8.500         3       995,657.65          0.54  43.70   8.510     564     86.68       360        357     3
8.501 - 9.000         1       114,214.42          0.06  25.22   8.775     648     80.00       360        356     4
                    ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                    ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

17. INITIAL CAP

              NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
             MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
INITIAL CAP    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.500              13  $  5,420,812.02          2.93% 42.83%  6.889%    618     83.90%      360        357     3
3.000             621   179,591,494.57         97.07  42.25   6.711     632     80.69       360        357     3
                  ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                  ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

18. PERIODIC CAP

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PERIODIC CAP    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.000              634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                   ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                   ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

19. MAXIMUM RATE

                  NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MAXIMUM RATE      LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

10.501 - 11.000         1  $    738,229.87          0.40% 51.46%  4.250%    778     80.00%      360        357     3
11.001 - 11.500         5     2,021,055.09          1.09  33.72   4.859     670     75.50       360        357     3
11.501 - 12.000        20     6,983,376.23          3.77  41.14   5.316     665     80.08       360        357     3
12.001 - 12.500        94    27,857,017.77         15.06  42.20   5.875     647     80.19       360        357     3
12.501 - 13.000       146    41,661,618.88         22.52  42.65   6.305     645     79.74       360        357     3
13.001 - 13.500       181    53,686,663.56         29.02  42.84   6.797     637     80.72       360        357     3
13.501 - 14.000        83    24,107,782.20         13.03  42.31   7.301     627     81.69       360        357     3
14.001 - 14.500        58    16,223,741.35          8.77  41.39   7.777     589     82.81       360        357     3
14.501 - 15.000        35     9,319,598.66          5.04  40.63   8.358     566     83.18       360        357     3
15.001 - 15.500        11     2,413,222.98          1.30  43.10   8.775     553     81.74       360        357     3
                      ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                      ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

--------------------------------------------------------------------------------

20. MINIMUM RATE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MINIMUM RATE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500                     1  $    738,229.87          0.40% 51.46%  4.250%    778     80.00%      360        357     3
4.501 - 5.000                     5     2,021,055.09          1.09  33.72   4.859     670     75.50       360        357     3
5.001 - 5.500                    20     6,983,376.23          3.77  41.14   5.316     665     80.08       360        357     3
5.501 - 6.000                    94    27,857,017.77         15.06  42.20   5.875     647     80.19       360        357     3
6.001 - 6.500                   146    41,661,618.88         22.52  42.65   6.305     645     79.74       360        357     3
6.501 - 7.000                   181    53,686,663.56         29.02  42.84   6.797     637     80.72       360        357     3
7.001 - 7.500                    83    24,107,782.20         13.03  42.31   7.301     627     81.69       360        357     3
7.501 - 8.000                    58    16,223,741.35          8.77  41.39   7.777     589     82.81       360        357     3
8.001 - 8.500                    35     9,319,598.66          5.04  40.63   8.358     566     83.18       360        357     3
8.501 - 9.000                    11     2,413,222.98          1.30  43.10   8.775     553     81.74       360        357     3
                                ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                                ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

21. NEXT RATE ADJUSTMENT DATE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

April 1, 2007                     5  $  1,634,745.28          0.88% 43.03%  6.660%    652     75.91%      360        355     5
May 1, 2007                     115    33,191,981.89         17.94  42.45   6.744     624     81.31       360        356     4
June 1, 2007                    479   141,297,054.71         76.37  42.34   6.748     632     80.72       360        357     3
July 1, 2007                      1       227,825.27          0.12  40.91   6.990     648     80.00       360        358     2
May 1, 2008                       1       461,102.29          0.25  41.57   6.150     622     70.00       360        356     4
June 1, 2008                     14     3,084,076.53          1.67  43.52   6.321     630     82.52       360        357     3
May 1, 2010                       3       499,682.68          0.27  34.80   7.969     600     90.73       360        356     4
June 1, 2010                     16     4,615,837.94          2.49  38.67   5.735     680     79.35       360        357     3
                                ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          634  $185,012,306.59        100.00% 42.27%  6.716%    632     80.78%      360        357     3
                                ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

22. DTI

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DTI                          LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.00 - 4.99                       1  $     71,699.33          0.02%  3.46%  9.875%    605     100.00%     180        177     3
5.00 - 9.99                       5     1,408,581.98          0.49   7.40   7.905     610      87.26      325        322     3
10.00 - 14.99                    10       669,823.88          0.23  12.08   9.177     673      98.38      180        177     3
15.00 - 19.99                    21     2,117,475.33          0.74  18.61   7.428     668      84.36      298        294     3
20.00 - 24.99                    59     6,145,915.25          2.14  22.83   8.264     647      89.63      283        279     3
25.00 - 29.99                   118    12,724,031.15          4.42  27.50   7.828     632      86.86      299        296     3
30.00 - 34.99                   209    25,697,353.33          8.93  32.60   7.741     649      86.22      301        298     3
35.00 - 39.99                   395    50,463,738.29         17.55  37.78   7.690     649      86.86      301        297     3
40.00 - 44.99                   551    74,291,967.25         25.83  42.57   7.876     643      87.07      299        296     3
45.00 - 49.99                   641    89,894,188.45         31.26  47.73   7.793     637      85.64      307        304     3
50.00 - 54.99                   143    20,803,393.04          7.23  51.98   7.251     633      86.59      317        313     3
55.00 >=                         21     3,318,924.15          1.15  56.97   7.410     644      86.80      315        312     3
                              -----  ---------------        ------  -----   -----     ---      -----      ---        ---   ---
TOTAL:                        2,174  $287,607,091.43        100.00% 41.78%  7.761%    642      86.53%     303        300     3
                              =====  ===============        ======  =====   =====     ===      =====      ===        ===   ===

--------------------------------------------------------------------------------

23. CREDIT GRADE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT GRADE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

AA                            1,144  $140,879,161.38         48.98% 41.52%  7.772%    685     88.23%      287        284     3
A                               657    85,617,294.64         29.77  42.30   7.784     621     86.63       305        302     3
A-                              256    28,290,303.86          9.84  42.30   7.907     593     85.86       308        305     3
B+                               62    18,511,942.13          6.44  41.22   7.265     565     81.35       359        356     3
B                                49    12,935,157.26          4.50  40.33   7.850     536     77.13       360        357     3
C                                 6     1,373,232.16          0.48  46.38   8.116     521     77.74       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Balloon Loans Only

24. DELINQUENCY STATUS

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DELINQUENCY STATUS           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0-29 days                     2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        2,174  $287,607,091.43        100.00% 41.78%  7.761%    642     86.53%      303        300     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

1. MORTGAGE COUPONS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MORTGAGE COUPONS    LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500            2  $  1,198,229.87          0.27% 41.74%  4.346%    742     80.00%      360        357     3
4.501 - 5.000           10     4,235,609.03          0.96  35.36   4.889     693     76.92       360        357     3
5.001 - 5.500           53    20,282,582.62          4.62  39.97   5.370     682     77.18       360        357     3
5.501 - 6.000          242    83,602,435.88         19.04  39.63   5.847     671     79.32       360        357     3
6.001 - 6.500          288    97,180,955.59         22.14  40.90   6.312     653     79.53       360        356     3
6.501 - 7.000          300    98,428,195.96         22.42  40.80   6.789     645     80.31       359        356     3
7.001 - 7.500          134    43,104,901.17          9.82  41.64   7.290     638     80.90       358        355     3
7.501 - 8.000           91    28,983,552.16          6.60  41.09   7.788     609     80.76       355        351     3
8.001 - 8.500           89    16,183,637.57          3.69  40.52   8.327     633     86.98       309        306     3
8.501 - 9.000           59     7,845,602.53          1.79  42.96   8.801     636     89.20       267        263     3
9.001 - 9.500          112     9,595,600.98          2.19  41.69   9.439     691     99.70       180        177     3
9.501 - 10.000         127    11,200,277.64          2.55  41.10   9.910     650     98.04       196        192     3
10.001 - 10.500         59     5,076,222.85          1.16  38.50  10.359     636     99.78       180        177     3
10.501 - 11.000        157    11,967,394.58          2.73  42.74  10.846     635     99.11       180        177     3
11.001 - 11.500          1        93,647.24          0.02  41.38  11.500     667    100.00       180        175     5
                     -----  ---------------        ------  -----  ------     ---    ------       ---        ---   ---
TOTAL:               1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                     =====  ===============        ======  =====  ======     ===    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

2. COMBINED ORIGINAL LTV

                        NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                          OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL     BY PRINCIPAL  W.A.   GROSS   CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
COMBINED ORIGINAL LTV   LOANS        BALANCE        BALANCE      DTI   COUPON  SCORE      LTV    MATURITY  MATURITY    AGE
---------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

10.01 - 15.00                 1  $     58,660.43          0.01% 47.45%  7.800%    555     12.10%      120        116     4
15.01 - 20.00                 1        49,491.68          0.01  42.81   8.625     620     18.18       360        356     4
20.01 - 25.00                 2       173,613.74          0.04  30.03   8.525     619     22.60       360        357     3
30.01 - 35.00                 2       246,817.58          0.06  41.68   7.733     571     32.80       360        356     4
35.01 - 40.00                 7     1,269,676.48          0.29  44.77   6.632     599     36.52       360        357     3
40.01 - 45.00                 6     1,040,775.66          0.24  31.82   6.416     612     44.00       360        357     3
45.01 - 50.00                11     2,321,217.39          0.53  36.10   6.529     631     46.91       360        357     3
50.01 - 55.00                12     2,525,564.95          0.58  36.84   6.425     631     53.78       360        357     3
55.01 - 60.00                23     5,625,787.41          1.28  37.60   6.657     613     57.22       360        357     3
60.01 - 65.00                26     7,287,582.80          1.66  41.28   6.793     598     62.77       360        357     3
65.01 - 70.00                50    15,825,533.79          3.61  38.17   6.557     612     68.28       354        351     3
70.01 - 75.00                66    22,266,371.38          5.07  40.44   6.668     617     73.81       360        357     3
75.01 - 80.00               717   244,225,216.63         55.63  40.98   6.432     663     79.85       360        357     3
80.01 - 85.00                71    24,847,273.96          5.66  40.07   6.817     616     84.33       360        357     3
85.01 - 90.00               144    50,034,159.57         11.40  40.24   6.879     643     89.43       356        352     3
90.01 - 95.00                82    18,696,094.64          4.26  41.72   7.603     645     94.72       332        328     3
95.01 - 100.00              503    42,485,007.58          9.68  41.49   9.825     666     99.97       180        177     3
                          -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                    1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                          =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

3. PRINCIPAL BALANCE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE           LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

less than 50,000.00              71  $  2,852,579.13          0.65% 40.22% 10.074%    650     97.07%      183        180     3
50,000.01 - 100,000.00          352    26,061,518.41          5.94  41.71   9.805     665     98.03       185        182     3
100,000.01 - 150,000.00         180    22,024,410.39          5.02  41.06   8.688     657     90.78       241        238     3
150,000.01 - 200,000.00         143    25,414,907.54          5.79  40.63   7.213     635     78.32       333        329     3
200,000.01 - 250,000.00         171    38,782,619.96          8.83  40.08   6.648     639     77.56       359        356     3
250,000.01 - 300,000.00         201    55,492,871.30         12.64  41.00   6.577     642     78.58       359        356     3
300,000.01 - 350,000.00         154    50,041,494.96         11.40  41.17   6.501     652     80.06       359        356     3
350,000.01 - 400,000.00         132    49,238,024.71         11.22  40.32   6.623     652     80.64       360        357     3
400,000.01 - 450,000.00          87    37,012,150.90          8.43  40.70   6.564     636     81.13       360        357     3
450,000.01 - 500,000.00          64    30,436,689.10          6.93  42.03   6.391     662     81.46       360        357     3
500,000.01 - 550,000.00          61    32,002,914.29          7.29  39.96   6.529     669     82.78       360        357     3
550,000.01 - 600,000.00          41    23,681,132.02          5.39  40.48   6.709     657     81.39       360        356     4
600,000.01 - 650,000.00          33    20,673,247.30          4.71  41.23   6.538     658     81.96       360        357     3
650,000.01 - 700,000.00          15    10,090,817.45          2.30  39.07   6.440     646     80.61       360        357     3
700,000.01 - 750,000.00           9     6,588,853.56          1.50  41.20   6.164     667     80.40       360        357     3
750,000.01 - 800,000.00           4     3,094,063.39          0.70  48.05   6.422     677     79.40       360        356     4
800,000.01 - 850,000.00           2     1,685,546.99          0.38  31.19   6.684     614     72.65       360        357     3
850,000.01 - 900,000.00           1       899,746.87          0.20  22.47   6.750     607     90.00       360        355     5
900,000.01 - 950,000.00           1       950,000.00          0.22  26.01   6.500     653     69.19       360        357     3
950,000.01 - 1,000,000.00         2     1,955,257.40          0.45  32.19   5.875     725     84.85       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                            NUMBER                      PERCENT                              W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
ORIGINAL TERM TO MATURITY   LOANS        BALANCE        BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

120                               1  $     58,660.43          0.01% 47.45%  7.800%    555     12.10%      120        116     4
180                             560    47,283,083.13         10.77  41.42   9.776     666     98.92       180        177     3
360                           1,163   391,637,102.11         89.22  40.61   6.566     649     79.83       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

--------------------------------------------------------------------------------

5. REMAINING TERM TO MATURITY

                             NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                               OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

116 - 120                          1  $     58,660.43          0.01% 47.45%  7.800%    555     12.10%      120        116     4
171 - 175                         24     2,285,864.97          0.52  43.19   9.764     651     99.17       180        175     5
176 - 180                        536    44,997,218.16         10.25  41.33   9.776     666     98.91       180        177     3
351 - 355                         34    12,362,854.71          2.82  40.99   6.720     644     82.27       360        355     5
356 - 360                      1,129   379,274,247.40         86.40  40.60   6.561     650     79.76       360        357     3
                               -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                         1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                               =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

               NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
CREDIT SCORE   LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY  MATURITY    AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

801 - 850            5  $    899,011.02          0.20% 33.58%  6.431%    809     78.88%      334        331     4
751 - 800           86    22,586,972.79          5.15  37.73   6.347     772     82.00       338        335     3
701 - 750          232    59,778,164.86         13.62  40.24   6.772     719     83.52       335        332     3
651 - 700          543   138,064,551.64         31.45  41.40   6.806     672     83.09       338        335     3
601 - 650          571   142,287,073.58         32.41  41.27   6.997     627     81.80       340        337     3
551 - 600          221    56,771,480.89         12.93  38.99   7.045     581     79.17       349        346     3
501 - 550           64    18,001,326.50          4.10  41.59   7.800     523     76.64       360        357     3
451 - 500            2       590,264.39          0.13  43.68   7.429     500     71.73       360        357     3
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

7. PROPERTY TYPE

                           NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
PROPERTY TYPE               LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence      1,333  $338,134,754.78         77.03% 40.98%  6.927%    650     81.84%      341        338     3
Planned Unit Development       151    47,244,290.12         10.76  39.70   6.801     652     82.39       342        338     3
Condominium                    218    45,715,268.82         10.41  40.07   6.922     661     82.44       337        334     3
Two-to-Four Family              22     7,884,531.95          1.80  38.28   6.860     658     77.18       347        343     4
                             -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                       1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                             =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
OCCUPANCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Primary              1,660  $419,234,110.86         95.50% 40.72%  6.899%    649     81.82%      340        337     3
Investment              34    10,744,992.98          2.45  39.37   7.407     680     84.14       360        357     3
Second/Vacation         30     8,999,741.83          2.05  41.20   6.896     716     81.86       343        339     3
                     -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:               1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                     =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                            PERCENT
                                 NUMBER                     OF LOANS                           W.A.      W.A.       W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DOCUMENTATION                    LOANS        BALANCE       BALANCE    DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------------  --------  ---------------  ---------  -----  ------  ------  --------  --------  ---------  ----

Full Documentation                   617  $153,236,318.53      34.91% 40.95%  6.756%    645     82.61%      341        338     3
Stated Income/Verified Assets
   (Streamlined)                     608   134,780,695.79      30.70  41.70   7.278     675     83.52       330        327     3
Stated Income Documentation          249    76,515,631.85      17.43  40.66   6.864     627     77.22       357        354     3
Limited Documentation                204    61,766,634.76      14.07  38.41   6.598     646     82.66       342        338     3
Lite Documentation                    38     9,225,519.76       2.10  39.10   6.714     658     81.26       338        334     4
Full-Alternative Documentation         8     3,454,044.98       0.79  36.14   6.708     611     76.54       351        348     3
                                   -----  ---------------     ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                             1,724  $438,978,845.67     100.00% 40.70%  6.912%    651     81.88%      341        337     3
                                   =====  ===============     ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

--------------------------------------------------------------------------------

10. LOAN PURPOSE

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LOAN PURPOSE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Purchase         1,052  $244,525,617.12         55.70% 40.75%  6.995%    672     83.88%      332        328     3
C/O Refi           646   187,310,991.74         42.67  40.75   6.806     626     79.25       352        348     3
R/T Refi            26     7,142,236.81          1.63  37.57   6.838     621     82.55       353        349     3
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

11. PRODUCT TYPE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PRODUCT TYPE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

10 YR FIXED                       1  $     58,660.43          0.01% 47.45%  7.800%    555     12.10%      120        116     4
15 YR FIXED                       8     1,107,997.78          0.25  45.65   7.709     653     79.81       180        177     3
15/30 BALLOON                   552    46,175,085.35         10.52  41.31   9.825     666     99.38       180        177     3
2/28 6 ML                       340   105,698,002.95         24.08  41.47   6.892     632     79.03       360        357     3
2/28 6 ML with 10 yr IO          12     3,839,112.60          0.87  38.55   6.526     674     81.32       360        357     3
2/28 6 ML with 5 yr IO          333   119,384,197.40         27.20  38.74   6.298     673     81.07       360        357     3
2/28 6 ML 30/40 BALLOON         317   111,453,025.60         25.39  41.97   6.680     631     80.71       360        357     3
30 YR FIXED                      63    17,937,469.17          4.09  39.82   6.558     656     75.18       360        357     3
30 YR FIXED 30/40 BALLOON        19     5,278,066.21          1.20  39.11   6.605     638     76.54       360        357     3
3/27 6 ML                         6     1,509,780.97          0.34  45.98   6.413     637     80.33       360        357     3
3/27 6 ML with 10 yr IO           1       660,000.00          0.15  47.67   5.850     629     80.00       360        357     3
3/27 6 ML with 5 yr IO            3     1,232,389.81          0.28  38.54   5.915     700     83.81       360        357     3
3/27 6 ML 30/40 BALLOON           4     1,046,662.76          0.24  44.77   6.630     623     81.20       360        357     3
5/25 6 ML                        16     6,226,703.60          1.42  43.69   6.022     685     72.64       360        357     3
5/25 6 ML with 10 yr IO           1       344,000.00          0.08  38.13   6.250     686     80.00       360        357     3
5/25 6 ML with 5 yr IO           41    14,326,917.19          3.26  39.05   6.105     681     78.23       360        357     3
5/25 6 ML 30/40 BALLOON           7     2,700,773.85          0.62  40.26   5.185     696     77.85       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

--------------------------------------------------------------------------------

12. IO TERM

          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
IO TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0           1,333  $299,192,228.67         68.16% 41.58%  7.207%    640     82.38%      332        328     3
60            377   134,943,504.40         30.74  38.77   6.274     674     80.79       360        357     3
120            14     4,843,112.60          1.10  39.76   6.415     669     81.05       360        357     3
            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:      1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

13. LIEN POSITION

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LIEN POSITION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1                 1,167  $392,467,800.19         89.40% 40.62%  6.566%    649     79.81%      360        356     3
2                   557    46,511,045.48         10.60  41.34   9.825     666     99.37       180        177     3
                  -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                  =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

14. PREPAYMENT PENALTY TERM

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PREPAYMENT PENALTY TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                             201  $ 56,613,397.61         12.90% 40.77%  7.462%    670     83.33%      335        331     3
12                             69    22,411,871.66          5.11  41.02   6.931     664     80.80       345        342     3
24                          1,314   324,124,874.54         73.84  40.70   6.849     646     82.19       341        337     3
36                            140    35,828,701.86          8.16  40.31   6.594     657     77.46       347        343     3
                            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                      1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

15. GEOGRAPHIC DISTRIBUTION

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

California                  1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                      1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

16. GROSS MARGIN

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GROSS MARGIN     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

3.501 - 4.000         1  $    520,000.00          0.14% 41.59%  5.990%    691     80.00%      360        356     4
4.001 - 4.500         3       968,908.68          0.26  44.95   5.198     713     65.91       360        357     3
4.501 - 5.000        11     3,650,157.44          0.99  41.67   5.615     656     74.48       360        357     3
5.001 - 5.500       152    54,365,057.89         14.76  42.15   5.985     668     78.68       360        357     3
5.501 - 6.000       295   101,983,614.06         27.68  39.99   6.201     656     79.54       360        357     3
6.001 - 6.500       277    93,534,722.34         25.39  39.76   6.610     648     79.89       360        357     3
6.501 - 7.000       186    61,198,211.47         16.61  40.69   6.883     645     81.55       360        357     3
7.001 - 7.500        88    30,189,247.32          8.19  42.14   7.450     620     82.43       360        357     3
7.501 - 8.000        63    20,541,258.35          5.58  41.38   7.568     624     82.00       360        357     3
8.001 - 8.500         4     1,308,657.18          0.36  44.56   8.461     583     78.37       360        356     4
8.501 - 9.000         1       161,732.00          0.04  42.60   8.990     504     53.47       360        357     3
                  -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            1,081  $368,421,566.73        100.00% 40.67%  6.565%    649     80.11%      360        357     3
                  =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

17. INITIAL CAP

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
INITIAL CAP     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.000                2  $    475,406.06          0.13% 36.97%  7.076%    625     79.67%      360        356     4
1.500               58    19,440,664.51          5.28  41.64   7.107     631     78.39       360        356     4
3.000              978   333,298,578.97         90.47  40.69   6.556     649     80.29       360        357     3
5.000               43    15,206,917.19          4.13  39.00   6.069     684     78.33       360        357     3
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           1,081  $368,421,566.73        100.00% 40.67%  6.565%    649     80.11%      360        357     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

18. PERIODIC CAP

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PERIODIC CAP    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.000            1,075  $367,108,587.87         99.64% 40.66%  6.562%    649     80.11%      360        357     3
1.500                1       164,000.00          0.04  44.20   6.450     737     80.00       360        356     4
2.000                5     1,148,978.86          0.31  43.33   7.743     602     79.58       360        356     4
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           1,081  $368,421,566.73        100.00% 40.67%  6.565%    649     80.11%      360        357     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

19. MAXIMUM RATE

                  NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MAXIMUM RATE       LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

10.501 - 11.000         2  $  1,198,229.87          0.33% 41.74%  4.346%    742     80.00%      360        357     3
11.001 - 11.500        10     4,235,609.03          1.15  35.36   4.889     693     76.92       360        357     3
11.501 - 12.000        54    20,802,582.62          5.65  40.01   5.385     683     77.25       360        357     3
12.001 - 12.500       229    79,485,335.80         21.57  40.03   5.847     670     79.59       360        357     3
12.501 - 13.000       256    85,952,746.87         23.33  40.84   6.301     652     79.71       360        357     3
13.001 - 13.500       275    92,879,665.80         25.21  40.80   6.788     646     80.95       360        357     3
13.501 - 14.000       122    39,901,366.50         10.83  41.53   7.286     636     80.83       360        357     3
14.001 - 14.500        83    28,056,819.28          7.62  41.08   7.781     607     80.73       360        357     3
14.501 - 15.000        34    11,030,951.98          2.99  41.02   8.310     602     82.22       360        357     3
15.001 - 15.500        13     3,779,827.80          1.03  44.93   8.689     574     78.54       360        357     3
15.501 - 16.000         1       187,541.92          0.05  32.60   8.525     531     80.00       360        356     4
16.001 - 16.500         2       910,889.26          0.25  33.38   9.853     594     87.49       360        357     3
                    -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              1,081  $368,421,566.73        100.00% 40.67%  6.565%    649     80.11%      360        357     3
                    =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

20. MINIMUM RATE

                 NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MINIMUM RATE      LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500          2  $  1,198,229.87          0.33% 41.74%  4.346%    742     80.00%      360        357     3
4.501 - 5.000         10     4,235,609.03          1.15  35.36   4.889     693     76.92       360        357     3
5.001 - 5.500         53    20,282,582.62          5.51  39.97   5.370     682     77.18       360        357     3
5.501 - 6.000        230    80,005,335.80         21.72  40.04   5.848     670     79.59       360        357     3
6.001 - 6.500        256    85,952,746.87         23.33  40.84   6.301     652     79.71       360        357     3
6.501 - 7.000        276    93,121,808.42         25.28  40.81   6.788     646     80.92       360        357     3
7.001 - 7.500        122    40,040,272.90         10.87  41.56   7.292     637     81.04       360        357     3
7.501 - 8.000         82    27,675,770.26          7.51  40.99   7.785     606     80.54       360        357     3
8.001 - 8.500         36    11,369,197.28          3.09  41.09   8.312     600     81.89       360        357     3
8.501 - 9.000         12     3,629,124.42          0.99  44.44   8.710     575     79.31       360        357     3
9.501 - 10.000         2       910,889.26          0.25  33.38   9.853     594     87.49       360        357     3
                   -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             1,081  $368,421,566.73        100.00% 40.67%  6.565%    649     80.11%      360        357     3
                   =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

21. NEXT RATE ADJUSTMENT DATE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

January 1, 2007                   1  $    240,447.09          0.07% 38.82%  7.350%    536     72.67%      360        352     8
March 1, 2007                     1       286,897.17          0.08  43.18   7.415     618     95.00       360        354     6
April 1, 2007                    29    10,512,351.30          2.85  39.67   6.710     645     81.43       360        355     5
May 1, 2007                     231    77,735,439.04         21.10  40.41   6.597     649     79.94       360        356     4
June 1, 2007                    739   251,371,378.68         68.23  40.75   6.608     647     80.39       360        357     3
July 1, 2007                      1       227,825.27          0.06  40.91   6.990     648     80.00       360        358     2
May 1, 2008                       2       437,966.69          0.12  43.06   6.197     681     73.36       360        356     4
June 1, 2008                     12     4,010,866.85          1.09  43.97   6.248     647     82.33       360        357     3
May 1, 2010                      12     3,602,101.37          0.98  41.45   6.081     693     76.97       360        356     4
June 1, 2010                     53    19,996,293.27          5.43  40.21   5.962     682     76.69       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        1,081  $368,421,566.73        100.00% 40.67%  6.565%    649     80.11%      360        357     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

22. DTI

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
DTI              LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

5.00 - 9.99           4  $  1,259,807.41          0.29%  8.06%  6.196%    624     69.35%      360        356     4
10.00 - 14.99         7     2,082,451.10          0.47  11.87   6.262     675     81.07       332        328     4
15.00 - 19.99        19     6,394,439.46          1.46  17.82   6.512     663     80.65       353        350     3
20.00 - 24.99        50    13,689,396.48          3.12  22.66   7.047     644     82.31       342        339     3
25.00 - 29.99        91    23,059,738.49          5.25  27.58   6.684     654     81.67       345        342     3
30.00 - 34.99       174    46,073,676.47         10.50  32.61   6.810     653     80.57       344        341     3
35.00 - 39.99       317    77,106,503.02         17.56  37.78   6.882     659     81.29       339        336     3
40.00 - 44.99       499   124,508,891.87         28.36  42.64   6.955     652     82.36       339        336     3
45.00 - 49.99       436   112,846,760.04         25.71  47.57   7.023     646     82.28       339        336     3
50.00 - 54.99       112    28,321,612.91          6.45  51.97   6.790     643     82.77       343        340     3
55.00 >=             15     3,635,568.42          0.83  56.40   7.069     632     81.85       337        334     3
                  -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                  =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 California Only

23. CREDIT GRADE

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
CREDIT GRADE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

AA                 972  $246,797,844.41         56.22% 40.71%  6.774%    689     82.98%      337        334     3
A                  470   116,133,667.37         26.46  41.21   6.967     624     82.17       340        337     3
A-                 144    35,623,784.81          8.12  39.01   7.069     598     79.48       345        341     3
B                   67    18,973,177.66          4.32  40.40   7.713     531     75.05       360        357     3
B+                  64    19,878,265.39          4.53  40.45   7.157     567     78.34       360        357     3
C                    7     1,572,106.03          0.36  45.24   8.158     525     70.15       360        357     3
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

24. DELINQUENCY STATUS

                     NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                       OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
DELINQUENCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0-29 days              1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                       -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                 1,724  $438,978,845.67        100.00% 40.70%  6.912%    651     81.88%      341        337     3
                       =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

1. MORTGAGE COUPONS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MORTGAGE COUPONS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.501 - 5.000            7  $  2,440,032.97          0.62% 34.52%  4.909%    676     71.19%      360        357     3
5.001 - 5.500           43    13,183,881.59          3.32  42.62   5.364     655     74.18       358        354     3
5.501 - 6.000          191    57,996,972.80         14.62  39.85   5.861     653     78.07       358        355     3
6.001 - 6.500          294    87,007,335.52         21.94  41.37   6.338     641     79.58       359        355     3
6.501 - 7.000          363    93,807,165.77         23.65  40.48   6.810     622     80.37       358        354     3
7.001 - 7.500          211    46,007,888.81         11.60  40.94   7.304     609     80.67       359        355     3
7.501 - 8.000          180    39,361,204.76          9.92  40.37   7.786     590     80.05       358        354     3
8.001 - 8.500          136    23,798,791.08          6.00  39.88   8.334     567     80.37       352        349     3
8.501 - 9.000           96    13,579,802.88          3.42  42.07   8.767     571     84.16       328        324     3
9.001 - 9.500           44     4,128,791.03          1.04  36.56   9.346     603     90.91       287        284     4
9.501 - 10.000          80     6,158,945.35          1.55  40.98   9.857     624     94.95       214        211     3
10.001 - 10.500         42     2,824,241.05          0.71  39.52  10.359     619     96.21       212        208     4
10.501 - 11.000         66     3,871,385.48          0.98  42.13  10.859     629     97.94       183        180     3
11.001 - 11.500         33     1,697,758.05          0.43  40.54  11.289     616     97.21       181        177     3
11.501 - 12.000          9       394,904.97          0.10  38.86  11.858     621     98.37       187        184     4
12.001 - 12.500          2       267,774.10          0.07  40.68  12.500     612     82.83       180        177     3
12.501 - 13.000          2        79,143.24          0.02  23.69  12.851     615     99.05       180        177     3
                     -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:               1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                     =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

2. COMBINED ORIGINAL LTV

                        NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                          OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
COMBINED ORIGINAL LTV    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

10.01 - 15.00                 2  $     83,546.70          0.02% 40.68%  8.820%    575     11.93%      156        152     4
15.01 - 20.00                 2       124,096.74          0.03  39.37   9.512     653     17.27       288        284     4
20.01 - 25.00                 2       208,517.87          0.05  35.17   8.057     569     23.21       360        357     3
25.01 - 30.00                 4       463,356.83          0.12  41.44   6.644     612     28.59       360        357     3
30.01 - 35.00                 4       575,667.06          0.15  40.07   7.623     573     33.39       360        356     4
35.01 - 40.00                 9     1,494,150.78          0.38  44.02   6.733     599     36.58       360        357     3
40.01 - 45.00                12     1,830,304.04          0.46  33.37   6.597     615     43.54       345        342     3
45.01 - 50.00                14     2,775,923.19          0.70  36.86   6.681     625     46.91       360        357     3
50.01 - 55.00                19     4,507,833.67          1.14  40.12   6.797     602     53.62       349        346     3
55.01 - 60.00                45    10,114,997.38          2.55  38.32   6.984     604     57.45       358        355     3
60.01 - 65.00                43    10,032,046.40          2.53  40.42   6.910     596     62.86       355        352     3
65.01 - 70.00                94    24,923,925.02          6.28  38.39   6.790     597     68.46       356        353     3
70.01 - 75.00               134    34,697,386.02          8.75  41.91   6.823     609     73.60       356        353     3
75.01 - 80.00               589   150,413,836.69         37.93  40.86   6.645     632     79.62       359        356     3
80.01 - 85.00               176    43,052,849.74         10.86  39.91   7.016     607     84.33       359        356     3
85.01 - 90.00               250    63,251,939.26         15.95  41.29   6.959     625     89.42       355        352     3
90.01 - 95.00               151    32,402,500.65          8.17  41.08   7.569     632     94.51       346        343     3
95.01 - 100.00              249    15,653,141.41          3.95  41.06   9.986     644     99.84       190        187     4
                          -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                    1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                          =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

3. PRINCIPAL BALANCE

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PRINCIPAL BALANCE          LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

less than 50,000.00           166  $  5,865,943.41          1.48% 39.97%  9.800%    638     93.09%      205        202     3
50,000.01 - 100,000.00        261    19,483,784.99          4.91  38.52   8.527     621     85.76       288        285     4
100,000.01 - 150,000.00       259    32,075,471.67          8.09  39.52   7.610     608     81.03       329        326     3
150,000.01 - 200,000.00       265    46,706,755.98         11.78  40.61   7.236     607     78.30       352        348     3
200,000.01 - 250,000.00       204    45,971,627.68         11.59  40.49   6.901     615     78.22       359        356     3
250,000.01 - 300,000.00       210    58,231,534.44         14.68  41.26   6.751     619     79.09       359        356     3
300,000.01 - 350,000.00       122    39,452,632.19          9.95  41.47   6.768     621     80.50       358        355     3
350,000.01 - 400,000.00       101    37,769,876.40          9.52  39.80   6.708     640     82.01       360        357     3
400,000.01 - 450,000.00        68    28,888,818.62          7.28  42.37   6.711     609     79.94       357        354     3
450,000.01 - 500,000.00        38    18,049,916.53          4.55  41.55   6.515     626     81.88       355        352     3
500,000.01 - 550,000.00        36    18,912,597.24          4.77  41.83   6.783     632     82.64       360        357     3
550,000.01 - 600,000.00        21    12,073,707.92          3.04  38.27   6.625     644     79.31       360        356     4
600,000.01 - 650,000.00        19    11,858,740.23          2.99  38.68   6.569     649     82.75       360        357     3
650,000.01 - 700,000.00        13     8,670,253.34          2.19  41.63   6.371     644     83.61       360        357     3
700,000.01 - 750,000.00         6     4,395,942.53          1.11  43.58   6.602     651     76.45       360        357     3
750,000.01 - 800,000.00         5     3,867,956.83          0.98  45.15   6.193     649     75.10       360        357     3
800,000.01 - 850,000.00         3     2,502,977.46          0.63  41.62   7.052     639     72.01       360        357     3
850,000.01 - 900,000.00         1       877,481.99          0.22  31.92   6.250     648     80.00       360        357     3
900,000.01 - 950,000.00         1       950,000.00          0.24  26.01   6.500     653     69.19       360        357     3
                            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                      1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                            NUMBER                       PERCENT                             W.A.       W.A.      W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
ORIGINAL TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

120                               1  $     58,660.43          0.01% 47.45%  7.800%    555     12.10%      120        116     4
180                             313    21,671,471.13          5.46  41.22   9.601     640     94.43       180        176     4
240                              10       546,194.29          0.14  42.91   8.491     656     75.74       240        236     4
360                           1,475   374,329,693.60         94.38  40.61   6.835     621     79.65       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

5. REMAINING TERM TO MATURITY

                             NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                               OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

116 - 120                          1  $     58,660.43          0.01% 47.45%  7.800%    555     12.10%      120        116     4
171 - 175                         29     2,554,217.98          0.64  40.89   8.871     624     88.21       180        175     5
176 - 180                        284    19,117,253.15          4.82  41.26   9.699     643     95.26       180        177     3
231 - 235                          3       134,616.86          0.03  44.89   8.417     634     85.88       240        235     5
236 - 240                          7       411,577.43          0.10  42.27   8.515     663     72.43       240        236     4
346 - 350                          2       396,785.82          0.10  50.67   7.278     549     78.56       360        350    10
351 - 355                         74    17,943,406.73          4.52  41.03   7.066     606     80.47       360        355     5
356 - 360                      1,399   355,989,501.05         89.76  40.58   6.823     622     79.61       360        357     3
                               -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                         1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                               =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT SCORE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

801 - 850            2  $    380,755.50          0.10% 23.13%  5.364%    806     64.95%      360        357     3
751 - 800           23     5,532,174.97          1.39  38.61   6.383     770     78.34       347        344     3
701 - 750           78    19,480,045.48          4.91  40.28   6.501     719     81.61       348        345     3
651 - 700          419    97,081,846.68         24.48  40.39   6.666     670     82.23       346        343     3
601 - 650          672   150,010,091.17         37.82  41.09   6.900     625     81.20       348        345     3
551 - 600          396    81,435,121.29         20.53  40.29   7.164     578     79.30       354        350     3
501 - 550          205    41,994,153.90         10.59  40.99   8.016     523     75.86       358        355     4
451 - 500            4       691,830.46          0.17  41.82   7.706     500     70.81       360        357     3
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

7. PROPERTY TYPE

                           NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PROPERTY TYPE               LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence      1,477  $321,357,810.55         81.03% 40.70%  6.991%    621     80.63%      350        346     3
Planned Unit Development       182    45,741,654.44         11.53  39.70   6.987     624     81.03       350        346     3
Condominium                    111    20,263,389.92          5.11  41.51   6.997     628     79.41       349        346     3
Two-to-Four Family              29     9,243,164.54          2.33  41.67   6.892     634     73.36       357        353     4
                             -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                       1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                             =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
OCCUPANCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Primary              1,728  $382,475,861.79         96.44% 40.65%  6.982%    621     80.58%      350        346     3
Investment              56    10,164,215.02          2.56  38.62   7.403     644     77.09       355        352     3
Second/Vacation         15     3,965,942.64          1.00  45.83   6.539     696     76.20       359        355     3
                     -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:               1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                     =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                            PERCENT
                                 NUMBER                     OF LOANS                           W.A.      W.A.       W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DOCUMENTATION                     LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------------  --------  ---------------  ---------  -----  ------  ------  --------  --------  ---------  ----

Full Documentation                   916  $174,236,117.18      43.93% 40.96%  7.019%    614     81.72%      350        347     3
Stated Income Documentation          382   108,300,657.04      27.31  40.44   6.873     625     76.72       356        353     3
Limited Documentation                253    61,216,820.34      15.44  39.57   6.894     618     81.82       348        344     3
Stated Income/Verified Assets
   (Streamlined)                     203    42,495,391.67      10.71  40.92   7.325     656     83.61       336        332     3
Lite Documentation                    32     7,093,607.88       1.79  43.03   6.815     618     76.91       348        344     4
Full-Alternative Documentation        13     3,263,425.34       0.82  43.05   6.951     617     76.56       355        352     3
                                   -----  ---------------     ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                             1,799  $396,606,019.45     100.00% 40.65%  6.988%    622     80.45%      350        347     3
                                   =====  ===============     ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

--------------------------------------------------------------------------------

10. LOAN PURPOSE

                 NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LOAN PURPOSE      LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

C/O Refi           1,765  $392,616,151.93         98.99% 40.70%  6.988%    622     80.47%      350        347     3
Texas C/O Refi        34     3,989,867.52          1.01  36.13   7.046     620     78.19       346        343     4
                   -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                   =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

11. PRODUCT TYPE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PRODUCT TYPE                 LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.5/29.5 6 ML                     1  $    123,624.76          0.03% 39.25%  8.175%    517     79.49%      360        356     4
10 YR FIXED                       1        58,660.43          0.01  47.45   7.800     555     12.10       120        116     4
15 YR FIXED                      35     4,007,705.40          1.01  43.49   7.199     626     76.84       180        176     4
15/30 BALLOON                   278    17,663,765.73          4.45  40.70  10.146     644     98.42       180        177     3
20 YR FIXED                      10       546,194.29          0.14  42.91   8.491     656     75.74       240        236     4
2/28 6 ML                       630   140,985,403.17         35.55  41.27   7.126     602     79.01       360        357     3
2/28 6 ML with 10 yr IO           8     2,181,793.33          0.55  37.77   6.416     640     85.18       360        357     3
2/28 6 ML with 5 yr IO          203    64,571,033.77         16.28  37.54   6.422     649     82.45       360        357     3
2/28 6 ML 30/40 BALLOON         254    78,235,073.38         19.73  42.41   6.824     607     80.34       360        357     3
30 YR FIXED                     220    45,183,468.93         11.39  40.68   6.874     639     77.78       360        357     3
30 YR FIXED 30/40 BALLOON        28     7,788,315.46          1.96  38.76   6.726     635     76.64       360        357     3
3/27 6 ML                        40     8,304,930.06          2.09  43.50   6.817     622     81.59       360        356     4
3/27 6 ML with 10 yr IO           1       660,000.00          0.17  47.67   5.850     629     80.00       360        357     3
3/27 6 ML with 5 yr IO            6     1,788,662.50          0.45  35.00   6.254     677     85.42       360        357     3
3/27 6 ML 30/40 BALLOON           8     1,964,657.94          0.50  42.59   6.486     618     81.61       360        357     3
5/25 6 ML                        29     7,506,033.12          1.89  41.51   6.491     659     69.87       360        357     3
5/25 6 ML with 10 yr IO           2       868,500.00          0.22  40.36   6.779     648     87.51       360        357     3
5/25 6 ML with 5 yr IO           38    11,794,922.11          2.97  37.51   6.282     665     78.56       360        357     3
5/25 6 ML 30/40 BALLOON           7     2,373,275.07          0.60  36.48   5.966     660     80.54       360        357     3
                              -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                        1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                              =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

--------------------------------------------------------------------------------

12. IO TERM

          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
            OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
IO TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0           1,541  $314,741,107.74         79.36% 41.45%  7.142%    615     80.03%      347        344     3
60            247    78,154,618.38         19.71  37.48   6.397     652     81.93       360        357     3
120            11     3,710,293.33          0.94  40.14   6.400     640     84.80       360        357     3
            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:      1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

13. LIEN POSITION

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LIEN POSITION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1                 1,508  $378,466,214.82         95.43% 40.65%  6.837%    621     79.58%      358        355     3
2                   291    18,139,804.63          4.57  40.73  10.147     644     98.45       180        177     3
                  -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:            1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                  =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

14. PREPAYMENT PENALTY TERM

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PREPAYMENT PENALTY TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                             650  $130,420,017.87         32.88% 40.81%  7.150%    625     81.60%      345        342     3
12                             60    16,150,399.60          4.07  39.82   6.758     637     77.83       351        347     3
24                            880   205,065,611.44         51.71  40.65   6.944     617     80.48       352        349     3
36                            209    44,969,990.54         11.34  40.48   6.805     635     77.89       354        351     3
                            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                      1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

--------------------------------------------------------------------------------

15. GEOGRAPHIC DISTRIBUTION

                          NUMBER                      PERCENT                              W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

California                    646  $187,310,991.74         47.23% 40.75%  6.806%    626     79.25%      352        348     3
New York                      107    27,140,421.36          6.84  41.94   6.932     626     79.57       348        344     4
Maryland                      114    23,408,703.11          5.90  40.68   7.312     612     81.73       352        348     3
New Jersey                     73    20,268,283.60          5.11  41.73   6.852     628     80.66       344        341     3
Washington                     73    14,344,906.34          3.62  41.72   7.464     598     84.68       345        342     3
Massachusetts                  56    13,334,543.72          3.36  41.00   6.469     645     81.63       352        349     3
Florida                        94    12,714,395.98          3.21  40.27   7.358     615     80.18       347        344     3
Illinois                       67    11,107,520.07          2.80  40.24   7.122     623     84.12       351        347     3
Virginia                       50    11,016,034.18          2.78  40.98   7.301     610     80.37       348        344     3
Nevada                         41     9,619,276.74          2.43  36.48   6.930     629     79.61       353        350     3
Arizona                        50     9,325,502.17          2.35  40.33   7.062     610     79.38       353        349     3
Connecticut                    26     5,651,655.53          1.43  39.62   6.881     629     81.47       356        353     3
Pennsylvania                   45     5,508,138.88          1.39  35.40   7.562     609     80.87       345        342     3
Texas                          34     3,989,867.52          1.01  36.13   7.046     620     78.19       346        343     4
Oregon                         17     3,139,409.19          0.79  41.88   7.131     631     83.29       335        331     4
Michigan                       20     2,880,296.42          0.73  40.06   7.279     632     87.30       346        343     4
New Hampshire                  14     2,823,261.07          0.71  43.28   7.044     612     77.10       354        351     3
District of Columbia           15     2,741,073.26          0.69  44.76   7.438     574     72.71       360        357     3
Missouri                       31     2,598,758.32          0.66  42.69   7.736     625     88.48       346        343     3
Louisiana                      23     2,527,924.43          0.64  39.89   7.854     601     87.22       348        345     4
Wisconsin                      24     2,413,005.77          0.61  39.90   7.531     599     83.93       346        343     3
Rhode Island                   10     2,266,286.99          0.57  37.28   6.415     638     79.22       354        351     3
North Carolina                 22     2,260,972.10          0.57  42.03   7.875     602     85.77       334        330     4
Colorado                       15     2,075,207.72          0.52  41.92   6.803     631     86.83       350        346     4
Tennessee                      22     1,978,840.79          0.50  41.21   7.507     617     82.25       342        339     3
Georgia                        17     1,932,908.89          0.49  32.78   7.440     606     84.23       342        338     3
Indiana                        11     1,672,802.34          0.42  39.95   8.371     604     86.15       357        353     4
New Mexico                     14     1,252,870.80          0.32  38.64   8.024     618     80.14       311        308     3
Ohio                           11     1,041,534.82          0.26  34.58   7.724     623     84.60       334        330     4
Maine                           7     1,039,910.14          0.26  40.47   7.032     627     82.78       352        349     3
Kansas                          4     1,030,156.37          0.26  49.85   7.914     586     87.52       347        344     4
Delaware                        6     1,019,728.00          0.26  47.93   6.680     614     87.29       356        353     4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

                                 NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
GEOGRAPHIC DISTRIBUTION (CONT)    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Idaho                                  5       789,711.66          0.20  35.58   7.845     597     74.41       360        357     3
Montana                                4       775,553.98          0.20  43.59   7.032     639     82.31       360        357     3
Arkansas                               4       546,928.52          0.14  30.76   8.024     647     87.61       353        349     4
Mississippi                            6       508,582.26          0.13  37.60   7.434     677     76.87       360        357     3
Oklahoma                               6       466,610.09          0.12  42.86   8.238     651     83.04       332        328     4
West Virginia                          3       462,835.49          0.12  39.81   8.197     626     82.80       360        357     3
Minnesota                              3       429,237.21          0.11  41.64   8.395     614     82.92       334        330     4
South Carolina                         2       364,073.72          0.09  37.12   6.967     628     93.65       360        356     4
Vermont                                2       352,807.70          0.09  49.78   6.838     623     85.48       360        355     5
Wyoming                                3       282,127.18          0.07  47.47   6.818     610     85.08       308        305     3
Iowa                                   1       108,684.58          0.03  24.07   7.675     610     88.40       360        356     4
Alabama                                1        83,678.70          0.02  32.66   6.250     646     80.00       360        356     4
                                   -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                             1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                                   =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

16. GROSS MARGIN

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
GROSS MARGIN     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

3.501 - 4.000         1  $    520,000.00          0.16% 41.59%  5.990%    691     80.00%      360        356     4
4.001 - 4.500        39     7,871,531.10          2.45  41.91   6.750     622     81.14       360        357     3
4.501 - 5.000        15     3,567,388.72          1.11  39.04   5.897     642     72.64       360        357     3
5.001 - 5.500       125    38,625,863.25         12.02  42.54   6.037     645     77.05       360        357     3
5.501 - 6.000       235    67,669,861.48         21.06  39.70   6.363     629     78.60       360        357     3
6.001 - 6.500       292    78,811,453.50         24.52  39.90   6.691     623     79.70       360        357     3
6.501 - 7.000       214    53,792,797.98         16.74  40.50   7.119     604     80.17       360        357     3
7.001 - 7.500       145    35,283,363.42         10.98  41.42   7.418     598     83.11       360        357     3
7.501 - 8.000       132    29,785,992.27          9.27  41.78   7.918     599     83.77       360        357     3
8.001 - 8.500        21     4,098,083.67          1.28  39.80   8.445     585     82.21       360        356     4
8.501 - 9.000         6       973,005.29          0.30  37.36   9.218     545     85.29       360        357     3
9.001 - 9.500         2       358,568.53          0.11  38.26   8.401     532     82.98       360        357     3
                  -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            1,227  $321,357,909.21        100.00% 40.65%  6.832%    618     79.99%      360        357     3
                  =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

--------------------------------------------------------------------------------

17. INITIAL CAP

              NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
             MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
INITIAL CAP    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
-----------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.000              16  $  3,770,192.19          1.17% 37.96%  6.901%    633     80.70%      360        356     4
1.500              93    22,354,776.01          6.96  41.94   7.428     599     79.23       360        356     4
3.000           1,079   282,675,498.90         87.96  40.72   6.807     617     80.08       360        357     3
5.000              39    12,557,442.11          3.91  37.67   6.319     665     79.09       360        357     3
                -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:          1,227  $321,357,909.21        100.00% 40.65%  6.832%    618     79.99%      360        357     3
                =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

18. PERIODIC CAP

               NUMBER                       PERCENT                             W.A.       W.A.      W.A.
                 OF        AGGREGATE       OF LOANS            W.A.     W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PERIODIC CAP    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.500                1  $    193,600.70          0.06% 37.78%  7.625%    629     90.00%      360        356     4
1.000            1,215   319,485,231.13         99.42  40.65   6.826     618     80.01       360        357     3
2.000               11     1,679,077.38          0.52  41.32   7.861     596     75.77       360        356     4
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           1,227  $321,357,909.21        100.00% 40.65%  6.832%    618     79.99%      360        357     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

19. MAXIMUM RATE

                  NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MAXIMUM RATE       LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

11.001 - 11.500        15    $4,160,285.75          1.29% 35.26%  5.649%    658     75.31%      360        357     3
11.501 - 12.000        42    13,525,563.17          4.21  42.72   5.386     656     74.34       360        357     3
12.001 - 12.500       163    51,526,893.11         16.03  39.96   5.855     650     78.42       360        357     3
12.501 - 13.000       233    69,259,118.81         21.55  41.14   6.330     638     79.98       360        357     3
13.001 - 13.500       281    76,197,820.25         23.71  40.53   6.808     620     81.20       360        357     3
13.501 - 14.000       166    37,286,385.31         11.60  41.45   7.296     602     81.01       360        357     3
14.001 - 14.500       143    34,277,774.09         10.67  40.38   7.782     588     80.22       360        357     3
14.501 - 15.000       100    20,629,834.38          6.42  39.34   8.329     559     79.52       360        357     3
15.001 - 15.500        55    10,313,828.84          3.21  42.91   8.731     556     82.82       360        357     3
15.501 - 16.000        17     2,480,762.73          0.77  34.64   9.192     551     86.39       360        356     4
16.001 - 16.500         7     1,111,408.73          0.35  41.01   9.702     524     80.17       360        357     3
16.501 - 17.000         4       531,340.48          0.17  45.78  10.199     548     87.56       360        355     5
17.001 - 17.500         1        56,893.56          0.02  49.41  10.925     502     79.83       360        357     3
                    -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:              1,227  $321,357,909.21        100.00% 40.65%  6.832%    618     79.99%      360        357     3
                    =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

20. MINIMUM RATE

                  NUMBER                       PERCENT                              W.A.     W.A.       W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MINIMUM RATE       LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.501 - 5.000          7   $  2,440,032.97          0.76% 34.52%  4.909%    676     71.19%      360        357     3
5.001 - 5.500          41    13,005,563.17          4.05  42.76   5.362     655     74.12       360        357     3
5.501 - 6.000         166    52,354,538.11         16.29  39.95   5.857     650     78.43       360        357     3
6.001 - 6.500         233    69,332,152.79         21.57  41.06   6.326     638     79.97       360        357     3
6.501 - 7.000         285    77,154,926.77         24.01  40.58   6.807     620     81.11       360        357     3
7.001 - 7.500         169    37,981,971.84         11.82  41.42   7.302     603     81.35       360        357     3
7.501 - 8.000         141    33,846,878.67         10.53  40.28   7.786     587     80.13       360        357     3
8.001 - 8.500         104    21,148,112.43          6.58  39.37   8.329     559     79.35       360        357     3
8.501 - 9.000          54    10,227,646.94          3.18  42.62   8.743     556     83.17       360        357     3
9.001 - 9.500          15     2,166,442.75          0.67  34.80   9.277     554     87.17       360        356     4
9.501 - 10.000          8     1,169,322.93          0.36  40.65   9.693     528     78.41       360        357     3
10.001 - 10.500         3       473,426.28          0.15  47.24  10.282     542     92.82       360        355     5
10.501 - 11.000         1        56,893.56          0.02  49.41  10.925     502     79.83       360        357     3
                    -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:              1,227  $321,357,909.21        100.00% 40.65%  6.832%    618     79.99%      360        357     3
                    =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

21. NEXT RATE ADJUSTMENT DATE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

November 1, 2005                  1  $    123,624.76          0.04% 39.25% 8.175%     517     79.49%      360        356     4
November 1, 2006                  1        98,380.84          0.03  49.56  8.500      505     75.00       360        350    10
December 1, 2006                  1       379,497.59          0.12  44.55  6.800      508     75.00       360        351     9
March 1, 2007                     5     1,117,941.58          0.35  44.44  8.535      587     91.51       360        354     6
April 1, 2007                    49    12,421,329.25          3.87  39.00  7.014      600     79.89       360        355     5
May 1, 2007                     285    70,508,575.46         21.94  40.87  6.885      613     80.53       360        356     4
June 1, 2007                    753   201,096,323.29         62.58  40.72  6.857      616     80.02       360        357     3
April 1, 2008                     1       167,323.59          0.05  40.69  7.150      635     80.00       360        355     5
May 1, 2008                      21     4,784,245.59          1.49  42.53  6.699      631     79.49       360        356     4
June 1, 2008                     32     7,623,445.28          2.37  42.25  6.590      627     83.64       360        357     3
July 1, 2008                      1       143,236.04          0.04  45.90  6.425      662     84.91       360        358     2
May 1, 2010                      18     3,991,189.50          1.24  36.90  6.772      646     80.69       360        356     4
June 1, 2010                     59    18,902,796.44          5.88  39.41  6.274      666     75.62       360        357     3
                              -----  ---------------        ------  -----  -----      ---     -----       ---        ---   ---
TOTAL:                        1,227  $321,357,909.21        100.00% 40.65% 6.832%     618     79.99%      360        357     3
                              =====  ===============        ======  =====  =====      ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

22. DTI

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DTI             LOANS         BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.00 - 4.99           1  $    158,853.79          0.04%  4.34%  6.750%    656     80.00%      360        357     3
5.00 - 9.99           6     2,018,900.27          0.51   7.25   6.659     637     73.21       349        346     3
10.00 - 14.99        13     2,019,690.11          0.51  13.32   7.054     635     82.69       348        345     3
15.00 - 19.99        36     5,449,418.80          1.37  18.19   7.212     634     80.87       347        343     3
20.00 - 24.99        60    11,869,915.27          2.99  22.74   6.957     615     79.72       352        349     3
25.00 - 29.99       131    23,723,071.54          5.98  27.55   7.168     617     79.37       349        345     3
30.00 - 34.99       225    47,621,435.49         12.01  32.61   6.843     629     79.21       353        349     3
35.00 - 39.99       299    68,396,781.92         17.25  37.63   6.953     626     80.51       351        347     3
40.00 - 44.99       400    93,246,986.56         23.51  42.54   7.037     623     80.66       350        347     3
45.00 - 49.99       464   106,919,154.30         26.96  47.64   7.046     617     80.64       348        344     3
50.00 - 54.99       138    29,254,794.28          7.38  52.43   6.844     620     82.10       353        350     3
55.00 >=             26     5,927,017.12          1.49  56.96   6.726     636     81.58       346        342     3
                  -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                  =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

23. CREDIT GRADE

               NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT GRADE   LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

AA                 624  $142,575,628.94         35.95% 40.35%  6.662%    674     81.98%      347        344     3
A                  548   123,976,531.65         31.26  41.08   6.893     622     81.63       347        344     3
A-                 237    47,775,410.61         12.05  39.80   6.972     600     79.13       351        347     3
B                  202    40,645,470.37         10.25  40.32   7.923     533     75.34       358        355     4
B+                 168    37,456,843.21          9.44  41.40   7.415     564     78.70       358        355     3
C                   20     4,176,134.67          1.05  44.42   8.224     516     73.11       360        357     3
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                  Cashouts Only

24. DELINQUENCY STATUS

                     NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                       OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                    MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
DELINQUENCY STATUS    LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0-29 days              1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                       -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                 1,799  $396,606,019.45        100.00% 40.65%  6.988%    622     80.45%      350        347     3
                       =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                         FICO Buckets - Stated Doc Only

FICO STRAT, STATED DOC ONLY:

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
CREDIT SCORE        LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

801 - 850                3  $    144,197.71          0.04% 39.86%  9.839%    808    100.00%      180        177     3
751 - 800               90    18,861,745.39          4.77  40.35   6.967     769     81.91       338        335     3
701 - 750              339    65,597,056.82         16.60  40.91   7.073     719     83.06       334        330     3
651 - 700              728   141,968,967.04         35.94  41.44   7.204     673     82.79       335        332     3
601 - 650              630   127,470,176.58         32.27  41.26   7.342     628     81.37       340        337     3
551 - 600              117    30,521,425.27          7.73  39.80   7.173     577     75.06       356        352     3
501 - 550               44    10,252,557.02          2.60  39.84   8.063     526     73.12       359        356     3
451 - 500                3       242,260.85          0.06  31.76   8.478     500     66.42       360        356     4
                     -----  ---------------        ------  -----   -----     ---    ------       ---        ---   ---
TOTAL:               1,954  $395,058,386.68        100.00% 41.07%  7.237%    660     81.48%      339        336     3
                     =====  ===============        ======  =====   =====     ===    ======       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO Buckets by 10 pts

FICO BY 10 PT BUCKETS:

               NUMBER                       PERCENT                               W.A.       W.A.      W.A.
                 OF        AGGREGATE       OF LOANS             W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS   CREDIT  ORIGINAL    TERM TO   TERM TO   LOAN
CREDIT SCORE   LOANS        BALANCE         BALANCE     DTI    COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  -------  ------  ---------  --------  ---------  ----

500 - 509           56  $ 12,311,517.48          1.36% 43.11%   7.939%    505      74.48%      357        353     4
510 - 519           59    11,348,693.26          1.25  41.78    8.203     515      75.69       358        355     3
520 - 529           43     7,543,379.63          0.83  40.48    8.060     524      76.68       359        355     4
530 - 539           60    11,356,679.74          1.26  37.76    8.102     534      78.88       359        356     4
540 - 549           41     8,263,522.59          0.91  41.21    7.923     545      79.76       358        355     3
550 - 559           90    18,997,964.72          2.10  41.46    7.442     555      78.18       356        353     3
560 - 569           71    15,824,166.22          1.75  39.86    7.473     565      81.31       358        355     3
570 - 579           77    15,905,221.01          1.76  39.18    7.314     575      79.84       355        351     3
580 - 589          221    33,311,047.18          3.68  40.98    7.298     585      81.89       340        337     3
590 - 599          266    39,217,507.92          4.33  39.62    7.310     594      82.72       340        337     3
600 - 609          326    57,163,718.06          6.32  41.28    7.115     604      81.78       344        341     3
610 - 619          360    61,169,453.99          6.76  40.81    7.265     615      82.79       339        336     3
620 - 629          333    58,796,147.92          6.50  41.35    7.088     625      83.31       339        335     3
630 - 639          351    68,409,783.18          7.56  40.79    7.082     635      82.28       338        335     3
640 - 649          341    64,425,829.49          7.12  41.78    6.919     644      82.02       342        339     3
650 - 659          330    66,353,509.27          7.33  41.50    6.913     654      82.65       341        337     3
660 - 669          319    62,737,845.02          6.93  41.68    7.036     665      83.29       337        334     3
670 - 679          265    52,487,347.22          5.80  40.02    6.935     674      83.80       336        332     3
680 - 689          252    47,392,197.62          5.24  40.19    6.987     684      83.98       334        330     3
690 - 699          198    40,691,485.83          4.50  40.00    6.823     694      83.46       341        337     3
700 - 709          159    30,618,995.51          3.38  40.76    7.034     704      84.02       332        329     3
710 - 719          140    32,456,019.99          3.59  40.42    6.774     714      83.43       343        340     3
720 - 729           91    18,720,196.01          2.07  38.92    6.659     724      82.40       336        332     3
730 - 739           95    17,054,484.06          1.88  41.07    6.870     734      84.09       331        328     3
740 - 749           69    12,147,843.84          1.34  39.14    7.117     744      83.87       328        325     3
750 - 759           57    11,607,227.31          1.28  39.89    6.798     754      84.42       331        328     3
760 - 769           40     7,509,258.27          0.83  35.77    6.798     764      84.80       330        327     3
770 - 779           40    10,595,749.55          1.17  38.51    6.330     775      80.91       350        346     3
780 - 789           31     4,956,825.10          0.55  38.95    6.659     783      83.38       329        325     3
790 - 799           12     2,706,440.82          0.30  40.81    6.665     792      78.28       352        348     3
800 - 809           12     2,206,671.06          0.24  36.07    6.395     804      84.80       343        339     3
810 - 819            4       539,955.39          0.06  40.29    6.855     813      82.97       333        330     4
                 -----  ---------------        ------  -----    -----     ---      -----       ---        ---   ---
TOTAL:           4,809  $904,826,684.26        100.00% 40.69%   7.090%    645      82.41%      341        337     3
                 =====  ===============        ======  =====    =====     ===      =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO Buckets by 25 pts

FICO BY 25 PT BUCKETS:

               NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT SCORE   LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

500 - 524          132  $ 27,373,870.07          3.03% 42.10%  8.069%    512     75.39%      358        354     4
525 - 549          127    23,449,922.63          2.59  39.53   8.026     536     78.70       359        355     3
550 - 574          194    41,220,764.80          4.56  40.70   7.445     561     79.81       356        353     3
575 - 599          531    82,035,142.25          9.07  40.01   7.300     588     81.96       342        339     3
600 - 624          845   145,798,330.33         16.11  40.99   7.185     612     82.48       340        337     3
625 - 649          866   164,166,602.31         18.14  41.37   7.008     637     82.39       340        337     3
650 - 674          795   158,854,554.20         17.56  41.18   6.957     662     83.14       339        335     3
675 - 699          569   110,807,830.76         12.25  40.25   6.928     686     83.71       336        333     3
700 - 724          349    73,653,511.47          8.14  40.34   6.866     711     83.55       337        334     3
725 - 749          205    37,344,027.94          4.13  39.99   6.905     736     83.61       331        328     3
750 - 774          118    23,635,817.80          2.61  38.40   6.716     761     84.06       333        330     3
775 - 799           62    13,739,683.25          1.52  38.99   6.501     782     80.95       345        342     3
800 - 824           16     2,746,626.45          0.30  36.90   6.485     806     84.44       341        337     3
                 -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:           4,809  $904,826,684.26        100.00% 40.69%  7.090%    645     82.41%      341        337     3
                 =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

1. MORTGAGE COUPONS

                   NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MORTGAGE COUPONS    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
----------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

5.501 - 6.000            2  $   656,665.87          1.28% 45.40%  5.878%    520     83.39%      360        356     4
6.001 - 6.500            1      199,421.11          0.39  45.86   6.190     547     55.56       360        357     3
6.501 - 7.000           24    5,564,344.01         10.82  39.72   6.903     527     75.39       360        356     4
7.001 - 7.500           28    5,714,055.34         11.11  42.33   7.356     523     73.52       360        356     4
7.501 - 8.000           62   15,517,038.51         30.16  40.26   7.811     524     77.24       360        357     3
8.001 - 8.500           62   11,963,791.85         23.25  41.58   8.360     521     74.25       359        356     4
8.501 - 9.000           52    8,201,868.33         15.94  40.45   8.775     524     80.87       352        348     3
9.001 - 9.500           12    1,331,696.37          2.59  36.85   9.256     523     82.00       360        357     3
9.501 - 10.000          13    1,651,475.57          3.21  43.19   9.753     522     82.38       354        351     3
10.001 - 10.500          3      457,442.10          0.89  46.67  10.247     532     91.54       360        355     5
10.501 - 11.000          2      109,908.67          0.21  48.83  10.744     524     84.74       360        357     3
11.001 - 11.500          2       82,463.96          0.16  41.00  11.179     534     91.51       282        279     3
                       ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                 263  $51,450,171.69        100.00% 40.94%  8.046%    523     76.96%      358        355     4
                       ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

2. COMBINED ORIGINAL LTV

                        NUMBER                      PERCENT                             W.A.      W.A.      W.A.
                          OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
COMBINED ORIGINAL LTV   LOANS        BALANCE        BALANCE     DTI   COUPON  SCORE      LTV    MATURITY  MATURITY   AGE
---------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

20.01 - 25.00                 1  $    99,816.97         0.19%  45.40%  8.500%    523     23.26%      360        357     3
30.01 - 35.00                 2      365,324.33         0.71   43.52   8.386     523     33.62       360        356     4
35.01 - 40.00                 1      144,554.54         0.28   48.24   8.500     522     36.25       360        355     5
40.01 - 45.00                 1      194,517.68         0.38   38.92   7.000     519     43.33       360        357     3
45.01 - 50.00                 1       39,938.92         0.08   31.87   9.375     514     48.19       360        357     3
50.01 - 55.00                 5    1,156,354.32         2.25   44.76   7.769     512     53.44       360        357     3
55.01 - 60.00                13    2,585,751.42         5.03   41.15   7.856     517     57.65       352        348     3
60.01 - 65.00                 9    2,014,651.00         3.92   39.32   7.805     520     63.34       342        338     3
65.01 - 70.00                31    6,430,046.62        12.50   40.37   7.920     522     68.45       359        355     4
70.01 - 75.00                37    7,161,482.06        13.92   42.48   7.873     523     74.27       360        356     4
75.01 - 80.00                71   13,790,039.65        26.80   40.76   8.055     524     79.43       359        356     3
80.01 - 85.00                55   10,561,625.73        20.53   40.13   8.207     524     84.49       360        357     3
85.01 - 90.00                25    4,609,453.56         8.96   43.61   8.078     524     89.49       360        357     3
90.01 - 95.00                 8    2,079,860.76         4.04   34.92   8.587     539     94.75       360        356     4
95.01 - 100.00                3      216,754.13         0.42   42.21   8.712     524    100.00       287        283     4
                            ---  --------------       ------   -----   -----     ---     -----       ---        ---   ---
TOTAL:                      263  $51,450,171.69       100.00%  40.94%  8.046%    523     76.96%      358        355     4
                            ===  ==============       ======   =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

3. PRINCIPAL BALANCE

                          NUMBER                      PERCENT                             W.A.      W.A.      W.A.
                            OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE         LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY  MATURITY   AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

less than 50,000.00            10  $   442,391.73          0.86% 36.31%  9.127%    526     78.18%      309        306     3
50,000.01 - 100,000.00         40    2,904,224.54          5.64  41.24   8.953     526     79.53       357        353     4
100,000.01 - 150,000.00        67    8,389,181.02         16.31  40.44   8.164     524     76.51       357        354     4
150,000.01 - 200,000.00        43    7,563,000.64         14.70  41.11   8.069     523     72.10       360        357     3
200,000.01 - 250,000.00        30    6,665,983.40         12.96  40.64   7.799     529     76.74       354        351     4
250,000.01 - 300,000.00        30    8,279,375.08         16.09  43.23   8.012     523     78.83       360        357     3
300,000.01 - 350,000.00        13    4,238,117.63          8.24  40.23   8.065     518     78.75       360        357     3
350,000.01 - 400,000.00         9    3,345,880.80          6.50  42.47   7.970     524     81.66       360        356     4
400,000.01 - 450,000.00        13    5,555,572.18         10.80  42.64   7.839     521     75.91       360        356     4
450,000.01 - 500,000.00         5    2,381,230.77          4.63  36.98   8.151     519     80.49       360        357     3
500,000.01 - 550,000.00         2    1,078,062.07          2.10  36.65   7.138     517     65.56       360        357     3
600,000.01 - 650,000.00         1      607,151.83          1.18  23.71   7.550     548     85.00       360        357     3
                              ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        263  $51,450,171.69        100.00% 40.94%  8.046%    523     76.96%      358        355     4
                              ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                            NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL  W.A.   GROSS   CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
ORIGINAL TERM TO MATURITY   LOANS        BALANCE        BALANCE     DTI   COUPON  SCORE      LTV    MATURITY   MATURITY  AGE
-------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

180                               6  $   499,935.46         0.97%  44.87%  8.974%    518     71.61%      180         176    4
360                             257   50,950,236.23         99.03  40.90   8.037     523     77.01       360         356    4
                                ---  --------------       ------   -----   -----     ---     -----       ---         ---  ---
TOTAL:                          263  $51,450,171.69       100.00%  40.94%  8.046%    523     76.96%      358         355    4
                                ===  ==============       ======   =====   =====     ===     =====       ===         ===  ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

5. REMAINING TERM TO MATURITY

                             NUMBER                      PERCENT                             W.A.      W.A.      W.A.
                               OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY  MATURITY    AGE
--------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

171 - 175                          1  $   204,108.54          0.40% 45.89%  8.540%    505     64.69%      180        175     5
176 - 180                          5      295,826.92          0.57  44.16   9.273     527     76.39       180        177     3
346 - 350                          1       98,380.84          0.19  49.56   8.500     505     75.00       360        350    10
351 - 355                         22    5,410,225.94         10.52  41.80   7.995     520     76.67       360        355     5
356 - 360                        234   45,441,629.45         88.32  40.77   8.041     524     77.06       360        357     3
                                 ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                           263  $51,450,171.69        100.00% 40.94%  8.046%    523     76.96%      358        355     4
                                 ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

               NUMBER                     PERCENT                              W.A.      W.A.      W.A.
                 OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE    PRINCIPAL     BY PRINCIPAL  W.A.   GROSS   CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
CREDIT SCORE   LOANS       BALANCE        BALANCE      DTI   COUPON  SCORE      LTV    MATURITY  MATURITY   AGE
------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

501 - 550          258  $50,617,646.45       98.38%   40.95%  8.051%    524     77.07%      358        355     4
451 - 500            5      832,525.24         1.62   40.21   7.734     500     70.18       360        357     3
                   ---  --------------      ------    -----   -----     ---     -----       ---        ---   ---
TOTAL:             263  $51,450,171.69      100.00%   40.94%  8.046%    523     76.96%      358        355     4
                   ===  ==============      ======    =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

7. PROPERTY TYPE

                           NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                             OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PROPERTY TYPE               LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence        221  $41,340,140.56       80.35%   41.23%  8.034%    523     77.11%      358        354     4
Planned Unit Development        30    8,008,268.91       15.57    40.04   8.178     522     78.88       360        357     3
Condominium                     11    1,902,532.99        3.70    39.47   7.868     525     65.36       360        356     4
Two-to-Four Family               1      199,229.23        0.39    30.17   6.990     536     80.00       360        356     4
                               ---  --------------      ------    -----   -----     ---     -----       ---        ---   ---
TOTAL:                         263  $51,450,171.69      100.00%   40.94%  8.046%    523     76.96%      358        355     4
                               ===  ==============      ======    =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

8. OCCUPANCY STATUS

                   NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                     OF       AGGREGATE       OF LOANS            W.A.     W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
OCCUPANCY STATUS    LOANS      BALANCE        BALANCE      DTI   COUPON  SCORE     LTV     MATURITY  MATURITY    AGE
----------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Primary                258  $50,941,609.72         99.01% 41.00%  8.048%    523     76.99%      358        355     4
Investment               5      508,561.97          0.99  34.60   7.867     537     73.46       360        356     4
                       ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                 263  $51,450,171.69        100.00% 40.94%  8.046%    523     76.96%      358        355     4
                       ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                           PERCENT
                                 NUMBER                   OF LOANS                            W.A.      W.A.       W.A.
                                   OF        AGGREGATE       BY              W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                                MORTGAGE     PRINCIPAL    PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
DOCUMENTATION                    LOANS        BALANCE      BALANCE    DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
------------------------------  --------  --------------  ---------  -----  ------  ------  --------  --------  ---------  ----

Full Documentation                   172  $30,135,884.52      58.57% 42.14%  8.085%    524     78.03%      359        356     4
Stated Income Documentation           43    9,785,981.30      19.02  39.54   8.031     525     73.00       360        357     3
Limited Documentation                 39    9,210,621.95      17.90  37.21   7.948     521     79.99       354        350     4
Lite Documentation                     4    1,373,640.89       2.67  48.67   7.748     515     62.17       360        356     4
Stated Income/Verified
   Assets (Streamlined)                4      708,836.57       1.38  41.12   8.652     529     72.52       347        344     3
Full-Alternative Documentation         1      235,206.46       0.46  44.45   7.375     546     85.00       360        357     3
                                     ---  --------------     ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                               263  $51,450,171.69     100.00% 40.94%  8.046%    523     76.96%      358        355     4
                                     ===  ==============     ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

10. LOAN PURPOSE

                 NUMBER                     PERCENT                              W.A.      W.A.      W.A.
                   OF       AGGREGATE       OF LOANS             W.A.   W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
LOAN PURPOSE     LOANS       BALANCE         BALANCE     DTI   COUPON  SCORE     LTV     MATURITY  MATURITY   AGE
--------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

C/O Refi             205  $42,315,143.74         82.24% 41.03%  8.008%    523     75.74%      358        355     4
Purchase              39    5,942,873.01         11.55  38.79   8.261     529     84.63       357        354     3
R/T Refi              15    2,821,314.32          5.48  44.45   8.122     519     78.74       360        356     4
Texas C/O Refi         4      370,840.62          0.72  37.86   8.374     525     80.00       336        333     3
                     ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:               263  $51,450,171.69        100.00% 40.94%  8.046%    523     76.96%      358        355     4
                     ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

--------------------------------------------------------------------------------

11. PRODUCT TYPE

                            NUMBER                      PERCENT                             W.A.       W.A.      W.A.
                              OF         AGGREGATE     OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE      PRINCIPAL   BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
PRODUCT TYPE                 LOANS        BALANCE       BALANCE     DTI   COUPON   SCORE    LTV     MATURITY  MATURITY    AGE
-------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.5/29.5 6 ML                     1  $   123,624.76          0.24% 39.25%  8.175%    517     79.49%      360        356     4
15 YR FIXED                       4      412,540.38          0.80  45.31   8.649     513     65.60       180        176     4
15/30 BALLOON                     2       87,395.08          0.17  42.78  10.506     542    100.00       180        177     3
2/28 6 ML                       177   33,498,258.06         65.11  40.83   8.100     522     76.57       360        356     4
2/28 6 ML with 5 yr IO            1      139,000.00          0.27  20.09   6.625     536     89.97       360        355     5
2/28 6 ML 30/40 BALLOON          47   13,132,237.66         25.52  41.33   7.892     525     78.81       360        357     3
30 YR FIXED                      16    1,963,526.68          3.82  42.02   8.129     527     75.66       360        357     3
30 YR FIXED 30/40 BALLOON         3      535,953.55          1.04  42.50   7.877     541     66.70       360        356     4
3/27 6 ML                        10    1,318,552.95          2.56  40.05   7.823     527     74.33       360        356     4
5/25 6 ML                         2      239,082.57          0.46  31.79   8.608     539     81.02       360        357     3
                                ---  --------------        ------  -----  ------     ---    ------       ---        ---   ---
TOTAL:                          263  $51,450,171.69        100.00% 40.94%  8.046%    523     76.96%      358        355     4
                                ===  ==============        ======  =====  ======     ===    ======       ===        ===   ===

--------------------------------------------------------------------------------

12. IO TERM

          NUMBER                      PERCENT                             W.A.      W.A.       W.A.
            OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
         MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
IO TERM    LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE    LTV     MATURITY   MATURITY  AGE
-------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0             262  $51,311,171.69         99.73% 40.99%  8.050%    523     76.92%      358        355     4
60              1      139,000.00          0.27  20.09   6.625     536     89.97       360        355     5
              ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:        263  $51,450,171.69        100.00% 40.94%  8.046%    523     76.96%      358        355     4
              ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

13. LIEN POSITION

                NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                  OF       AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
LIEN POSITION    LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
-------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1                   261  $51,362,776.61         99.83% 40.93%  8.042%    523     76.92%      359        355     4
2                     2       87,395.08          0.17  42.78  10.506     542    100.00       180        177     3
                    ---  --------------        ------  -----  ------     ---    ------       ---        ---   ---
TOTAL:              263  $51,450,171.69        100.00% 40.94%  8.046%    523     76.96%      358        355     4
                    ===  ==============        ======  =====  ======     ===    ======       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

14. PREPAYMENT PENALTY TERM

                          NUMBER                      PERCENT                              W.A.       W.A.      W.A.
                            OF       AGGREGATE       OF LOANS             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT   ORIGINAL   TERM TO    TERM TO  LOAN
PREPAYMENT PENALTY TERM    LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV     MATURITY   MATURITY  AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  ---------  --------  ---------  ----

0                              85  $16,599,606.21         32.26% 40.44%  8.032%    524      76.16%      358        354     4
6                               1       53,015.11          0.10  48.20  10.550     547      90.00       360        356     4
12                              6    1,802,925.14          3.50  44.94   7.668     530      79.72       360        356     4
24                            147   29,635,858.36         57.60  41.18   8.053     522      77.09       360        356     3
36                             24    3,358,766.87          6.53  38.97   8.208     527      78.08       347        344     3
                              ---  --------------        ------  -----  ------     ---      -----       ---        ---   ---
TOTAL:                        263  $51,450,171.69        100.00% 40.94%  8.046%    523      76.96%      358        355     4
                              ===  ==============        ======  =====  ======     ===      =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

15. GEOGRAPHIC DISTRIBUTION

                          NUMBER                     PERCENT                               W.A.      W.A.      W.A.
                            OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY  MATURITY    AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

California                     66  $18,591,590.89         36.14% 41.65%  7.788%    523     76.48%      360        357     3
Maryland                       23    5,110,685.86          9.93  41.94   8.194     527     74.35       360        356     4
New York                       14    3,025,566.78          5.88  42.08   7.711     519     76.39       360        356     4
Washington                     13    2,890,750.00          5.62  39.43   8.076     526     81.96       360        356     4
Florida                        18    2,851,480.08          5.54  41.84   8.295     526     72.64       347        344     3
New Jersey                     10    2,352,155.78          4.57  38.90   7.534     521     75.80       360        355     5
Virginia                        9    1,572,804.57          3.06  42.97   8.347     516     73.57       360        356     4
Arizona                         6    1,502,572.38          2.92  45.87   8.075     517     73.81       360        357     3
Illinois                        8    1,259,401.40          2.45  35.92   7.893     532     79.35       360        357     3
Texas                           9    1,177,866.15          2.29  27.70   8.399     531     89.87       344        341     3
Nevada                          5    1,113,264.07          2.16  40.49   8.228     520     71.88       360        357     3
Pennsylvania                   10    1,070,232.59          2.08  35.16   8.786     519     80.40       360        357     3
District of Columbia            6    1,048,541.56          2.04  44.13   7.909     522     65.44       360        357     3
Connecticut                     6      983,115.91          1.91  42.12   8.154     515     73.84       360        357     3
Louisiana                       8      689,935.63          1.34  43.61   8.320     525     82.20       351        347     3
Missouri                        5      679,210.35          1.32  45.70   8.947     530     89.24       360        357     3
Massachusetts                   4      633,680.79          1.23  38.59   7.102     535     76.99       360        356     4
Ohio                            6      607,476.28          1.18  36.60   8.928     522     80.67       360        357     3
Indiana                         3      515,936.17          1.00  44.10   9.907     534     90.85       360        355     5
Georgia                         2      435,980.46          0.85  29.85   8.699     515     85.00       360        357     3
North Carolina                  4      398,577.41          0.77  40.92   8.313     515     88.22       360        356     4
Kansas                          3      381,324.23          0.74  47.13   9.646     536     81.39       360        357     3
Wisconsin                       3      372,288.74          0.72  43.38   8.480     524     81.23       360        357     3
Mississippi                     4      305,696.48          0.59  45.16   9.540     528     86.54       360        357     3
Minnesota                       3      294,071.42          0.57  27.26   7.280     531     83.23       336        331     5
Idaho                           1      272,462.20          0.53  33.94   8.375     510     63.19       360        357     3
New Mexico                      3      226,813.82          0.44  39.17   9.504     516     69.12       266        262     3
Michigan                        2      211,407.26          0.41  51.97   7.878     527     86.49       360        356     4
Rhode Island                    1      209,430.70          0.41  35.62   8.000     533     70.00       360        356     4
Colorado                        1      148,366.83          0.29  49.78   7.875     518     75.00       360        357     3
Maine                           1      142,696.79          0.28  48.68   7.775     550     84.12       360        357     3
Oklahoma                        2      141,701.62          0.28  42.40   8.926     525     74.63       360        356     4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

                          NUMBER                     PERCENT                               W.A.      W.A.      W.A.
                            OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
GEOGRAPHIC DISTRIBUTION  MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
(CONT)                     LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY  MATURITY    AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------   ----

Tennessee                       2      116,315.64          0.23  34.29   9.237     515     75.39       360        357     3
Utah                            1       71,872.88          0.14  34.89   8.675     539     80.00       360        357     3
Arkansas                        1       44,897.97          0.09  29.22   8.875     540     90.00       360        356     4
                              ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        263  $51,450,171.69        100.00% 40.94%  8.046%    523     76.96%      358        355     4
                              ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

16. GROSS MARGIN

                NUMBER                      PERCENT                             W.A.      W.A.      W.A.
                  OF       AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
GROSS MARGIN     LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY  MATURITY    AGE
-------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500         3  $   595,215.61          1.23% 33.96%  8.506%    525     83.71%      360        357     3
5.001 - 5.500         3      469,620.52          0.97  44.72   7.048     533     82.85       360        357     3
5.501 - 6.000        25    6,271,421.56         12.94  39.81   7.359     522     75.79       360        356     4
6.001 - 6.500        43    8,346,363.60         17.23  40.89   7.722     525     76.82       360        356     4
6.501 - 7.000        59   12,575,818.23         25.96  39.31   7.914     525     74.67       360        357     3
7.001 - 7.500        46    9,623,647.00         19.86  42.81   8.118     520     80.91       360        357     3
7.501 - 8.000        42    7,795,381.42         16.09  42.19   8.703     525     76.80       360        356     4
8.001 - 8.500        11    1,760,886.76          3.63  42.72   8.863     514     78.68       360        356     4
8.501 - 9.000         5      724,993.80          1.50  34.75   9.550     511     77.61       360        357     3
9.001 - 9.500         1      287,407.50          0.59  36.93   7.925     519     80.00       360        357     3
                    ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              238  $48,450,756.00        100.00% 40.83%  8.035%    523     77.18%      360        356     4
                    ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

17. INITIAL CAP

              NUMBER                      PERCENT                             W.A.      W.A.      W.A.
                OF       AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
             MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
INITIAL CAP    LOANS      BALANCE        BALANCE      DTI   COUPON   SCORE     LTV    MATURITY  MATURITY    AGE
-----------  --------  --------------  ------------  -----  ------  -----   --------  --------  ---------  ----

1.000               2  $   303,295.32          0.63% 39.77%  8.368%    509     79.79%      360        357     3
1.500              30    6,442,522.53         13.30  41.18   8.085     518     74.96       360        356     4
3.000             206   41,704,938.15         86.08  40.79   8.024     524     77.50       360        357     3
                  ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            238  $48,450,756.00        100.00% 40.83%  8.035%    523     77.18%      360        356     4
                  ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

--------------------------------------------------------------------------------

18. PERIODIC CAP

               NUMBER                      PERCENT                              W.A.      W.A.       W.A.
                 OF        AGGREGATE      OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
PERIODIC CAP    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.000              235  $47,987,723.03         99.04% 40.87%  8.030%    523     77.16%      360        356     4
2.000                3      463,032.97          0.96  37.25   8.491     526     78.91       360        357     3
                   ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             238  $48,450,756.00        100.00% 40.83%  8.035%    523     77.18%      360        356     4
                   ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

19. MAXIMUM RATE

                  NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                    OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL    BY PRINCIPAL  W.A.   GROSS   CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MAXIMUM RATE      LOANS        BALANCE        BALANCE     DTI   COUPON  SCORE      LTV    MATURITY  MATURITY   AGE
---------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

11.001 - 11.500         1  $   117,776.17          0.24% 32.08%  8.325%    537     73.75%      360        357     3
12.001 - 12.500         2      656,665.87          1.36  45.40   5.878     520     83.39       360        356     4
13.001 - 13.500        23    5,421,912.89         11.19  39.59   6.909     526     75.27       360        356     4
13.501 - 14.000        27    5,611,884.76         11.58  42.34   7.353     522     73.40       360        356     4
14.001 - 14.500        57   14,633,697.90         30.20  40.14   7.809     523     77.67       360        357     3
14.501 - 15.000        55   11,142,255.83         23.00  41.68   8.357     520     74.33       360        356     4
15.001 - 15.500        45    7,307,909.61         15.08  40.56   8.776     525     81.36       360        357     3
15.501 - 16.000        11    1,396,415.38          2.88  35.10   9.116     526     82.58       360        356     4
16.001 - 16.500        11    1,548,186.27          3.20  43.23   9.737     522     81.54       360        357     3
16.501 - 17.000         3      457,442.10          0.94  46.67  10.247     532     91.54       360        355     5
17.001 - 17.500         2      109,908.67          0.23  48.83  10.744     524     84.74       360        357     3
17.501 - 18.000         1       46,700.55          0.10  38.37  11.125     527     85.00       360        357     3
                      ---  --------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                238  $48,450,756.00        100.00% 40.83%  8.035%    523     77.18%      360        356     4
                      ===  ==============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

20. MINIMUM RATE

                  NUMBER                       PERCENT                             W.A.      W.A.     W.A.
                    OF        AGGREGATE      OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MINIMUM RATE       LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
---------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

5.501 - 6.000           2  $   656,665.87         1.36%  45.40%  5.878%    520     83.39%      360        356     4
6.501 - 7.000          23    5,421,912.89        11.19   39.59   6.909     526     75.27       360        356     4
7.001 - 7.500          27    5,611,884.76        11.58   42.34   7.353     522     73.40       360        356     4
7.501 - 8.000          57   14,633,697.90        30.20   40.14   7.809     523     77.67       360        357     3
8.001 - 8.500          57   11,408,744.99        23.55   41.63   8.355     520     74.32       360        356     4
8.501 - 9.000          46    7,473,516.60        15.42   40.17   8.780     525     81.48       360        357     3
9.001 - 9.500           9    1,082,095.40         2.23   35.55   9.264     524     83.04       360        357     3
9.501 - 10.000         11    1,548,186.27         3.20   43.23   9.737     522     81.54       360        357     3
10.001 - 10.500         3      457,442.10         0.94   46.67  10.247     532     91.54       360        355     5
10.501 - 11.000         2      109,908.67         0.23   48.83  10.744     524     84.74       360        357     3
11.001 - 11.500         1       46,700.55         0.10   38.37  11.125     527     85.00       360        357     3
                      ---  --------------       ------   -----  ------     ---     -----       ---        ---   ---
TOTAL:                238  $48,450,756.00       100.00%  40.83%  8.035%    523     77.18%      360        356     4
                      ===  ==============       ======   =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

21. NEXT RATE ADJUSTMENT DATE

                            NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE      OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
-------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

November 1, 2005                  1  $   123,624.76         0.26%  39.25%  8.175%    517     79.49%      360        356     4
November 1, 2006                  1       98,380.84         0.20   49.56   8.500     505     75.00       360        350    10
December 1, 2006                  1      379,497.59         0.78   44.55   6.800     508     75.00       360        351     9
January 1, 2007                   1      240,447.09         0.50   38.82   7.350     536     72.67       360        352     8
March 1, 2007                     2      439,570.67         0.91   42.02  10.087     535     92.19       360        354     6
April 1, 2007                    16    3,986,248.64         8.23   41.32   7.927     518     75.92       360        355     5
May 1, 2007                      67   11,625,171.62        23.99   41.48   7.994     525     77.31       360        356     4
June 1, 2007                    137   30,000,179.27        61.92   40.55   8.058     523     77.23       360        357     3
May 1, 2008                       5      735,275.95         1.52   41.10   7.567     529     73.68       360        356     4
June 1, 2008                      5      583,277.00         1.20   38.73   8.145     525     75.16       360        357     3
June 1, 2010                      2      239,082.57         0.49   31.79   8.608     539     81.02       360        357     3
                                ---  --------------       ------   -----  ------     ---     -----       ---        ---   ---
TOTAL:                          238  $48,450,756.00       100.00%  40.83%  8.035%    523     77.18%      360        356     4
                                ===  ==============       ======   =====  ======     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

--------------------------------------------------------------------------------

22. DTI

                NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DTI             LOANS        BALANCE        BALANCE     DTI   COUPON  SCORE      LTV    MATURITY   MATURITY  AGE
-------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

5.00 - 9.99           1  $   493,540.80         0.96%   9.63% 7.750%     536    95.00%       360        357     3
10.00 - 14.99         2      100,809.48         0.20   11.15  9.106      520    67.12        360        356     4
15.00 - 19.99         3      275,398.95         0.54   17.77  8.286      530    77.76        360        357     3
20.00 - 24.99        10    2,267,302.64         4.41   23.09  7.450      533    77.84        360        357     3
25.00 - 29.99        14    3,258,269.09         6.33   27.09  8.329      522    76.36        360        356     4
30.00 - 34.99        30    4,975,030.25         9.67   32.39  7.999      524    75.88        360        357     3
35.00 - 39.99        39    6,689,270.00        13.00   37.77  8.098      522    77.60        359        355     4
40.00 - 44.99        61   12,590,991.00        24.47   42.85  8.077      525    77.01        358        355     4
45.00 - 49.99        86   17,300,660.88        33.63   47.47  8.042      523    76.94        357        353     4
50.00 - 54.99        16    3,422,080.54         6.65   51.39  8.019      514    74.74        360        356     4
55.00 >=              1       76,818.06         0.15   55.85  8.675      534    79.38        360        356     4
                    ---  --------------       ------   -----  -----      ---    -----        ---        ---   ---
TOTAL:              263  $51,450,171.69       100.00%  40.94% 8.046%     523    76.96%       358        355     4
                    ===  ==============       ======   =====  =====      ===    =====        ===        ===   ===

--------------------------------------------------------------------------------

23. CREDIT GRADE

               NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                 OF       AGGREGATE      OF LOANS            W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE    PRINCIPAL     BY PRINCIPAL  W.A.   GROSS   CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT GRADE   LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE    LTV     MATURITY   MATURITY  AGE
------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

B                  217  $41,628,311.79        80.91%  40.63% 8.087%     523     76.90%      358        355     4
C                   23    4,792,554.72         9.31   44.47  8.179      516     73.91       360        357     3
B+                  11    2,556,199.58         4.97   41.20  8.062      534     79.57       360        357     3
A-                   5      863,159.78         1.68   39.57  6.847      541     78.12       353        349     3
A                    4      835,164.28         1.62   37.44  6.494      522     85.56       349        345     4
AA                   3      774,781.54         1.51   39.93  7.988      517     79.83       360        356     4
                   ---  --------------       ------   -----  -----      ---     -----       ---        ---   ---
TOTAL:             263  $51,450,171.69       100.00%  40.94% 8.046%     523     76.96%      358        355     4
                   ===  ==============       ======   =====  =====      ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             FICO 550 and Below Only

24. DELINQUENCY STATUS

                     NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                       OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                    MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
DELINQUENCY STATUS    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ---

0-29 days                263  $51,450,171.69       100.00%  40.94% 8.046%     523    76.96%       358        355     4
                         ---  --------------       ------   -----  -----      ---    -----        ---        ---   ---
TOTAL:                   263  $51,450,171.69       100.00%  40.94% 8.046%     523    76.96%       358        355     4
                         ===  ==============       ======   =====  =====      ===    =====        ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Fix Only

1. MORTGAGE COUPONS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MORTGAGE COUPONS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

 4.501 - 5.000           1  $    192,938.42          0.11% 35.66%  4.990%    748     80.00%      360        356     4
 5.001 - 5.500           2       178,318.42          0.11  32.30   5.500     637     78.55       180        176     4
 5.501 - 6.000          30     7,691,028.39          4.57  36.27   5.926     692     74.85       346        342     4
 6.001 - 6.500          83    23,389,549.93         13.89  40.69   6.381     654     79.58       355        351     3
 6.501 - 7.000         100    20,751,499.43         12.33  40.17   6.830     634     76.67       347        344     3
 7.001 - 7.500          69    11,598,101.67          6.89  39.08   7.308     637     79.06       345        342     3
 7.501 - 8.000          66     8,403,394.55          4.99  41.38   7.830     634     82.68       320        316     4
 8.001 - 8.500         129     9,932,430.11          5.90  40.46   8.371     686     95.10       230        226     3
 8.501 - 9.000         147    10,081,079.12          5.99  41.22   8.861     667     94.92       201        198     3
 9.001 - 9.500         186    13,573,181.52          8.06  41.01   9.423     682     98.73       188        185     3
 9.501 - 10.000        394    22,672,149.13         13.47  40.74   9.925     660     99.06       181        178     3
10.001 - 10.500        204    12,116,197.52          7.20  40.31  10.391     647     99.10       180        177     3
10.501 - 11.000        317    18,898,130.16         11.23  42.68  10.872     637     98.98       180        177     3
11.001 - 11.500        141     6,529,578.61          3.88  40.76  11.320     623     98.03       180        177     3
11.501 - 12.000         24     1,387,347.78          0.82  44.15  11.931     621     99.26       182        179     3
12.001 - 12.500         16       857,477.28          0.51  38.82  12.485     612     93.67       180        177     3
12.501 - 13.000          2        79,143.24          0.05  23.69  12.851     615     99.05       180        177     3
                     -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:               1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                     =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Fix Only

2. COMBINED ORIGINAL LTV

                        NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                          OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
COMBINED ORIGINAL LTV    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

10.01 - 15.00                 2  $     83,546.70          0.05% 40.68%  8.820%    575     11.93%      156        152     4
15.01 - 20.00                 4       178,451.33          0.11  38.36   9.909     642     18.10       265        260     4
20.01 - 25.00                 1        64,912.84          0.04  37.17   9.990     631     21.67       360        357     3
25.01 - 30.00                 1        39,533.86          0.02  48.22   6.750     727     25.81       360        356     4
30.01 - 35.00                 1        81,338.06          0.05  42.69   6.375     707     33.96       360        357     3
35.01 - 40.00                 5       683,645.16          0.41  39.52   6.843     620     36.99       360        357     3
40.01 - 45.00                 4       597,159.26          0.35  33.15   6.501     661     42.90       282        279     4
45.01 - 50.00                 6     1,043,780.81          0.62  35.56   7.152     639     47.74       360        356     4
50.01 - 55.00                 8     1,792,258.78          1.06  46.67   6.425     669     53.25       333        330     4
55.01 - 60.00                17     3,199,054.44          1.90  38.41   6.907     632     57.09       353        350     3
60.01 - 65.00                12     2,314,920.64          1.38  38.12   7.201     606     63.02       339        335     3
65.01 - 70.00                23     4,123,509.25          2.45  38.55   6.906     597     68.33       336        333     3
70.01 - 75.00                26     6,500,747.60          3.86  41.26   6.794     638     72.64       340        337     3
75.01 - 80.00               146    28,675,507.79         17.04  38.78   6.857     647     79.48       353        349     3
80.01 - 85.00                38     7,846,809.66          4.66  37.58   7.156     643     83.68       342        339     3
85.01 - 90.00               107    16,261,894.74          9.66  41.90   7.356     652     89.22       323        320     3
90.01 - 95.00               130    11,337,639.68          6.74  41.85   8.704     652     94.56       258        254     4
95.01 - 100.00            1,380    83,506,834.68         49.61  41.27   9.987     662     99.96       181        178     3
                          -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                    1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                          =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Fix Only

3. PRINCIPAL BALANCE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PRINCIPAL BALANCE            LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

less than 50,000.00             699  $ 22,591,435.95         13.42% 40.35% 10.128%    646     98.05%      184        180     3
 50,000.01 - 100,000.00         744    53,278,955.66         31.65  41.27   9.706     663     96.65       201        198     3
100,000.01 - 150,000.00         221    26,589,879.66         15.80  40.93   8.952     658     93.36       227        224     3
150,000.01 - 200,000.00         106    18,559,247.60         11.03  40.64   7.960     627     81.46       301        297     3
200,000.01 - 250,000.00          39     8,834,684.59          5.25  39.92   6.983     643     74.48       351        348     3
250,000.01 - 300,000.00          42    11,577,627.77          6.88  41.10   6.827     642     77.61       352        348     4
300,000.01 - 350,000.00          26     8,370,552.14          4.97  43.41   6.636     649     78.83       353        349     4
350,000.01 - 400,000.00          10     3,781,188.84          2.25  39.72   6.402     661     82.70       360        357     3
400,000.01 - 450,000.00           2       820,972.69          0.49  41.99   6.912     676     77.28       270        267     3
450,000.01 - 500,000.00           4     1,909,889.08          1.13  35.45   6.270     675     85.05       314        310     3
500,000.01 - 550,000.00           3     1,600,019.98          0.95  43.13   6.442     629     82.21       360        357     3
550,000.01 - 600,000.00           3     1,689,345.22          1.00  37.67   6.498     678     90.04       360        356     4
600,000.01 - 650,000.00           3     1,876,619.33          1.11  29.78   6.578     659     79.08       360        357     3
650,000.01 - 700,000.00           3     1,994,329.29          1.18  36.06   6.414     650     83.27       360        356     4
700,000.01 - 750,000.00           2     1,459,340.60          0.87  38.82   6.375     659     85.06       360        357     3
750,000.01 - 800,000.00           1       787,114.46          0.47  49.90   6.490     617     71.82       360        356     4
800,000.01 - 850,000.00           2     1,655,084.02          0.98  38.95   7.084     641     75.40       360        357     3
950,000.01 - 1,000,000.00         1       955,258.40          0.57  16.13   5.875     775     80.00       360        356     4
                              -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                        1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                              =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

4. ORIGINAL TERM TO MATURITY

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
ORIGINAL TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

120                               1  $     58,660.43          0.03% 47.45%  7.800%    555     12.10%      120        116     4
180                           1,550    96,743,379.77         57.47  41.21   9.872     660     98.08       180        177     3
240                              11       574,720.33          0.34  43.13   8.609     654     72.97       240        236     4
360                             349    70,954,784.75         42.15  39.73   6.871     643     78.40       360        357     3
                              -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                              =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Fix Only

5. REMAINING TERM TO MATURITY

                             NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                               OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

116 - 120                          1  $     58,660.43          0.03% 47.45%  7.800%    555     12.10%      120        116     4
171 - 175                         70     5,222,681.95          3.10  40.01   9.410     638     93.40       180        175     5
176 - 180                      1,480    91,520,697.82         54.37  41.28   9.899     661     98.34       180        177     3
231 - 235                          3       134,616.86          0.08  44.89   8.417     634     85.88       240        235     5
236 - 240                          8       440,103.47          0.26  42.59   8.668     660     69.03       240        236     4
346 - 350                          1       298,404.98          0.18  51.04   6.875     563     79.74       360        350    10
351 - 355                         25     4,585,225.77          2.72  46.10   6.989     637     80.01       360        355     5
356 - 360                        323    66,071,154.00         39.25  39.24   6.862     644     78.29       360        357     3
                               -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                         1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                               =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

6. CREDIT SCORE

                  NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT SCORE       LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

801 - 850               6  $    333,349.03          0.20% 37.18%  8.382%    808     87.21%      237        234     3
751 - 800              80     8,655,692.29          5.14  36.86   7.718     768     88.91       264        260     3
701 - 750             234    19,162,908.31         11.38  41.66   8.706     722     95.01       220        216     3
651 - 700             604    55,267,296.59         32.83  40.29   8.551     671     91.42       252        248     3
601 - 650             711    62,170,853.78         36.93  40.76   8.695     626     88.57       261        258     3
551 - 600             251    19,742,029.59         11.73  41.26   8.797     583     85.87       273        270     4
501 - 550              25     2,999,415.69          1.78  42.58   8.225     528     73.38       330        326     4
                    -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                    =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Fix Only

7. PROPERTY TYPE

                           NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PROPERTY TYPE               LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence      1,409  $126,336,013.11         75.05% 41.12%  8.552%    650     89.33%      259        256     3
Planned Unit Development       283    23,443,499.48         13.93  37.85   8.954     655     92.84       236        233     3
Condominium                    199    16,001,433.34          9.51  40.77   8.577     667     89.95       254        251     3
Two-to-Four Family              20     2,550,599.35          1.52  38.83   7.977     666     75.61       280        276     4
                             -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                       1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                             =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
OCCUPANCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Primary              1,827  $160,465,052.65        95.33%  40.51%  8.629%    651     89.92%      254        251     3
Second/Vacation         64     5,048,816.90         3.00   42.52   8.314     699     88.29       265        262     4
Investment              20     2,817,675.73         1.67   41.95   7.558     661     77.64       337        333     4
                     -----  ---------------       ------   -----   -----     ---     -----       ---        ---   ---
TOTAL:               1,911  $168,331,545.28       100.00%  40.59%  8.602%    653     89.67%      256        253     3
                     =====  ===============       ======   =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                            PERCENT
                                 NUMBER                     OF LOANS                           W.A.      W.A.       W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DOCUMENTATION                     LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------------  --------  ---------------  ---------  -----  ------  ------  --------  --------  ---------  ----

Full Documentation                   849  $ 70,157,296.88      41.68% 41.28%  8.288%    641     88.87%      268        264     3
Stated Income/Verified Assets
   (Streamlined)                     676    46,859,684.67      27.84  41.53  10.015     673     97.83       197        193     3
Limited Documentation                227    26,865,833.51      15.96  38.17   7.974     650     88.48       277        274     4
Stated Income Documentation          109    21,163,088.87      12.57  39.36   7.164     652     74.64       329        326     3
Lite Documentation                    41     2,590,490.28       1.54  40.74   9.651     649     96.85       203        199     3
Full-Alternative Documentation         9       695,151.07       0.41  39.36   9.094     652     96.42       242        239     3
                                   -----  ---------------     ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                             1,911  $168,331,545.28     100.00% 40.59%  8.602%    653     89.67%      256        253     3
                                   =====  ===============     ======  =====  ======     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Fix Only

--------------------------------------------------------------------------------

10. LOAN PURPOSE

                 NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LOAN PURPOSE     LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Purchase           1,291  $ 86,825,650.51         51.58% 40.64%  9.493%    665     96.62%      208        204     3
C/O Refi             555    73,259,517.27         43.52  40.79   7.672     640     82.47       306        303     3
R/T Refi              48     6,257,784.53          3.72  39.20   7.609     650     80.75       313        310     4
Texas C/O Refi        17     1,988,592.97          1.18  36.04   7.077     624     79.49       332        329     4
                   -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                   =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

11. PRODUCT TYPE

                            NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                              OF         AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PRODUCT TYPE                 LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

10 YR FIXED                       1  $     58,660.43          0.03% 47.45%  7.800%    555     12.10%      120        116     4
15 YR FIXED                      56     5,617,728.17          3.34  42.24   7.541     634     79.52       180        176     4
15/30 BALLOON                 1,494    91,125,651.60         54.13  41.14  10.016     661     99.22       180        177     3
20 YR FIXED                      11       574,720.33          0.34  43.13   8.609     654     72.97       240        236     4
30 YR FIXED                     304    59,585,444.72         35.40  39.87   6.904     644     78.41       360        357     3
30 YR FIXED 30/40 BALLOON        45    11,369,340.03          6.75  38.99   6.697     639     78.38       360        357     3
                              -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                        1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                              =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

12. IO TERM

          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
IO TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0           1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:      1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                    Fix Only

--------------------------------------------------------------------------------

13. LIEN POSITION

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LIEN POSITION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1                   391  $ 76,108,415.61         45.21% 39.92%  6.888%    643     78.10%      348        345     3
2                 1,520    92,223,129.67         54.79  41.15  10.016     661     99.22       180        177     3
                  -----  ---------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:            1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                  =====  ===============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

14. PREPAYMENT PENALTY TERM

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PREPAYMENT PENALTY TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                             820  $ 62,019,097.56         36.84% 40.67%  8.891%    653     91.03%      242        239     3
12                             66     8,948,965.34          5.32  41.74   7.766     664     81.86       298        295     3
24                            769    54,806,124.53         32.56  41.18   9.517     659     96.55       202        198     3
36                            256    42,557,357.85         25.28  39.49   7.178     642     80.47       338        334     3
                            -----  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                      1,911  $168,331,545.28        100.00% 40.59%  8.602%    653     89.67%      256        253     3
                            =====  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMCI
                                    Fix Only

15. GEOGRAPHIC DISTRIBUTION

                          NUMBER                      PERCENT                              W.A.       W.A.      W.A.
                            OF       AGGREGATE       OF LOANS             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV     MATURITY  MATURITY    AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  ---------  --------  ---------  ----

California                    643  $70,557,278.94         41.92% 40.84%  8.719%    661      91.14%      239        236     3
New York                      112   14,791,856.85          8.79  42.84   7.856     658      83.48       294        291     4
Texas                         164    9,251,497.82          5.50  37.51   8.344     643      89.94       268        264     3
Florida                       117    8,227,560.38          4.89  38.87   8.669     641      88.40       269        266     3
Virginia                       81    6,998,369.65          4.16  41.54   9.165     650      91.49       238        235     3
Maryland                       83    6,907,764.35          4.10  41.90   9.031     654      89.40       240        237     3
Washington                     83    6,688,949.26          3.97  42.63   8.708     628      90.76       263        260     3
Massachusetts                  57    6,461,166.46          3.84  40.00   7.910     664      89.98       291        288     3
New Jersey                     54    6,051,001.03          3.59  38.90   8.303     641      84.98       256        252     4
Nevada                         49    3,951,967.60          2.35  34.21   9.251     668      91.97       247        244     3
Illinois                       59    3,399,003.20          2.02  41.81   9.253     654      94.47       240        236     3
Arizona                        46    3,200,696.03          1.90  43.29   9.017     665      91.27       238        234     3
Louisiana                      37    1,985,152.29          1.18  40.30   8.408     624      88.85       303        300     3
Connecticut                    21    1,805,295.81          1.07  35.34   8.420     624      91.76       292        289     4
Oregon                         16    1,612,368.61          0.96  46.78   8.061     628      83.03       286        282     4
Pennsylvania                   34    1,577,881.76          0.94  37.38   8.829     608      87.31       269        265     3
North Carolina                 25    1,548,309.90          0.92  31.26   8.800     653      86.43       264        261     3
New Hampshire                  14    1,511,241.72          0.90  45.42   7.533     631      86.44       318        315     3
Missouri                       26    1,245,843.77          0.74  42.56   8.018     683      90.64       289        285     4
Tennessee                      19    1,218,985.21          0.72  43.90   7.721     638      81.90       310        307     4
Georgia                        19      961,912.96          0.57  37.53   9.174     659      94.35       221        217     4
Ohio                           16      864,123.94          0.51  36.01   7.850     640      83.10       302        298     4
Colorado                       10      847,219.99          0.50  45.79   7.840     637      91.64       314        310     4
Mississippi                    16      799,992.52          0.48  39.45   8.693     615      89.26       285        281     4
Idaho                          18      721,868.72          0.43  38.63   9.082     640      93.76       234        231     3
New Mexico                      8      622,108.52          0.37  37.63   8.668     619      82.45       248        245     3
Indiana                         8      513,594.10          0.31  32.39   8.371     644      86.03       325        321     4
District of Columbia            8      510,941.00          0.30  40.16   9.106     630      91.80       236        233     3
Maine                           4      436,900.32          0.26  52.64   8.123     623      87.01       291        288     3
Oklahoma                        9      434,489.55          0.26  42.32   9.491     632      92.55       245        241     3
West Virginia                   3      370,392.03          0.22  40.20   8.117     640      81.66       348        345     3
Wisconsin                      11      303,032.15          0.18  40.61  10.397     625     100.00       180        177     3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMCI
                                    Fix Only

                          NUMBER                       PERCENT                              W.A.       W.A.      W.A.
                            OF       AGGREGATE        OF LOANS             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
GEOGRAPHIC DISTRIBUTION  MORTGAGE    PRINCIPAL      BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO   LOAN
(CONT)                     LOANS      BALANCE          BALANCE     DTI   COUPON   SCORE     LTV     MATURITY  MATURITY    AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  ---------  --------  ---------  ----

Delaware                        4       298,303.02          0.18  47.74   7.741     614      86.80       297        293     4
Michigan                        8       297,909.51          0.18  40.92   9.850     628      93.57       210        207     4
Rhode Island                    5       256,680.29          0.15  39.03  10.323     658     100.00       180        177     3
Arkansas                        3       227,272.73          0.14  32.62   7.701     710      80.04       323        319     4
North Dakota                    2       179,124.65          0.11  46.97   8.136     675      94.29       360        356     4
Montana                         5       171,311.59          0.10  42.50  10.001     656     100.00       180        177     3
Minnesota                       3       132,257.39          0.08  43.18  10.438     608      90.72       180        177     3
Kansas                          3       109,162.01          0.06  39.14  11.213     588     100.00       180        176     4
Alabama                         1        83,678.70          0.05  32.66   6.250     646      80.00       360        356     4
Wyoming                         2        81,167.68          0.05  36.24   9.587     660      97.67       180        176     4
South Carolina                  3        66,970.90          0.04  42.50  10.146     629     100.00       180        177     3
Utah                            1        31,762.68          0.02  33.82   9.500     649     100.00       180        177     3
Kentucky                        1        17,177.69          0.01  31.74  11.500     624     100.00       180        176     4
                            -----  ---------------        ------  -----  ------     ---     ------       ---        ---   ---
TOTAL:                      1,911  $168,331,545.28        100.00% 40.59%  8.602%    653      89.67%      256        253     3
                            =====  ===============        ======  =====  ======     ===     ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMCI
                                    Fix Only

16. DTI

                NUMBER                       PERCENT                              W.A.       W.A.      W.A.
                  OF       AGGREGATE        OF LOANS             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE    PRINCIPAL      BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO   LOAN
DTI              LOANS      BALANCE          BALANCE     DTI   COUPON   SCORE     LTV     MATURITY  MATURITY    AGE
-------------  --------  ---------------  ------------  -----  ------  ------  ---------  --------  ---------  ----

0.00 - 4.99           1  $     71,699.33          0.04%  3.46%  9.875%    605     100.00%      180        177     3
5.00 - 9.99           4       915,041.18          0.54   6.19   7.989     650      83.09       306        302     3
10.00 - 14.99        14     1,492,722.89          0.89  12.98   7.996     651      90.66       279        276     4
15.00 - 19.99        24     2,967,420.29          1.76  17.37   7.380     699      83.83       314        311     4
20.00 - 24.99        62     5,738,062.13          3.41  22.65   8.309     654      87.00       270        267     3
25.00 - 29.99       120     9,415,521.50          5.59  27.82   8.228     647      85.77       273        269     3
30.00 - 34.99       196    16,944,859.28         10.07  32.80   8.386     654      87.26       265        261     3
35.00 - 39.99       348    29,457,414.11         17.50  37.68   8.675     655      90.86       254        250     3
40.00 - 44.99       465    39,974,412.09         23.75  42.62   8.885     655      90.92       243        240     3
45.00 - 49.99       540    47,970,556.37         28.50  47.60   8.727     651      90.41       249        246     3
50.00 - 54.99       118    11,102,752.40          6.60  52.45   8.256     639      89.30       276        272     4
55.00 >=             19     2,281,083.71          1.36  56.59   7.836     661      88.42       287        283     3
                  -----  ---------------        ------  -----   -----     ---      -----       ---        ---   ---
TOTAL:            1,911  $168,331,545.28        100.00% 40.59%  8.602%    653      89.67%      256        253     3
                  =====  ===============        ======  =====   =====     ===      =====       ===        ===   ===

--------------------------------------------------------------------------------

17. CREDIT GRADE

               NUMBER                       PERCENT                              W.A.       W.A.      W.A.
                 OF       AGGREGATE        OF LOANS             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE    PRINCIPAL      BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO   LOAN
CREDIT GRADE    LOANS      BALANCE          BALANCE     DTI   COUPON   SCORE     LTV     MATURITY  MATURITY    AGE
------------  --------  ---------------  ------------  -----  ------  ------  ---------  --------  ---------  ----

AA               1,061  $ 94,060,949.86         55.88% 40.50%  8.553%    687      91.80%      246        242     3
A                  578    50,428,643.79         29.96  40.67   8.736     623      89.05       260        257     3
A-                 215    15,013,402.33          8.92  40.03   8.983     598      87.58       258        254     3
B+                  30     5,299,579.23          3.15  41.51   7.415     565      75.35       346        342     4
B                   24     3,116,670.17          1.85  43.27   8.147     546      72.88       336        333     3
C                    3       412,299.90          0.24  41.12   8.145     530      67.09       360        356     4
                 -----  ---------------        ------  -----   -----     ---      -----       ---        ---   ---
TOTAL:           1,911  $168,331,545.28        100.00% 40.59%  8.602%    653      89.67%      256        253     3
                 =====  ===============        ======  =====   =====     ===      =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMCI
                                    Fix Only

18. DELINQUENCY STATUS

                     NUMBER                       PERCENT                              W.A.       W.A.      W.A.
                       OF       AGGREGATE        OF LOANS             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                    MORTGAGE    PRINCIPAL      BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO   LOAN
DELINQUENCY STATUS    LOANS      BALANCE          BALANCE     DTI   COUPON   SCORE     LTV     MATURITY  MATURITY    AGE
------------------  --------  ---------------  ------------  -----  ------  ------  ---------  --------  ---------  ----

0-29 days              1,911  $168,331,545.28        100.00% 40.59%  8.602%    653      89.67%      256        253     3
                       -----  ---------------        ------  -----   -----     ---      -----       ---        ---   ---
TOTAL:                 1,911  $168,331,545.28        100.00% 40.59%  8.602%    653      89.67%      256        253     3
                       =====  ===============        ======  =====   =====     ===      =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

1. MORTGAGE COUPONS

                   NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MORTGAGE COUPONS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500            1  $    460,000.00          0.21% 26.15%  4.500%    685     80.00%      360        357     3
4.501 - 5.000            2       720,000.00          0.33  26.29   5.000     690     80.00       360        357     3
5.001 - 5.500           45    15,477,834.24          7.07  39.85   5.406     687     78.62       360        357     3
5.501 - 6.000          186    63,926,620.17         29.18  38.70   5.849     682     80.55       360        357     3
6.001 - 6.500          204    61,641,596.87         28.14  38.78   6.317     666     80.60       360        357     3
6.501 - 7.000          170    50,967,466.67         23.27  37.76   6.791     667     83.13       360        357     3
7.001 - 7.500           67    17,338,584.51          7.91  38.94   7.258     653     84.03       360        357     3
7.501 - 8.000           22     7,185,074.64          3.28  38.83   7.777     678     82.65       360        357     3
8.001 - 8.500            7     1,349,585.14          0.62  38.07   8.377     662     88.03       360        356     4
                       ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                 704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                       ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

2. COMBINED ORIGINAL LTV

                        NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                          OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
COMBINED ORIGINAL LTV    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
---------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

35.01 - 40.00                 1  $    295,000.00          0.13% 32.46%  6.990%    596     35.98%      360        357     3
40.01 - 45.00                 2       320,500.00          0.15  17.90   5.847     651     44.82       360        356     4
45.01 - 50.00                 2       410,031.81          0.19  37.86   5.703     678     47.28       360        356     4
50.01 - 55.00                 1       420,000.00          0.19   5.25   6.000     590     54.55       360        357     3
55.01 - 60.00                 1       280,000.00          0.13  41.39   6.450     585     58.95       360        357     3
60.01 - 65.00                 6     1,765,000.00          0.81  33.05   6.128     656     62.43       360        357     3
65.01 - 70.00                 8     4,146,663.94          1.89  37.90   6.155     643     69.00       360        356     4
70.01 - 75.00                12     3,949,164.57          1.80  39.39   5.733     632     73.08       360        357     3
75.01 - 80.00               530   158,908,409.13         72.54  39.01   6.310     678     79.93       360        357     3
80.01 - 85.00                36    11,794,286.18          5.38  38.12   6.323     665     84.13       360        357     3
85.01 - 90.00                60    20,880,066.35          9.53  37.41   6.479     652     89.62       360        357     3
90.01 - 95.00                45    15,897,640.26          7.26  37.50   6.902     660     94.47       360        357     3
                            ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                      704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                            ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

3. PRINCIPAL BALANCE

                            NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE            LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

50,000.01 - 100,000.00           14  $  1,207,551.38          0.55% 37.83%  6.894%    652     82.38%      360        357     3
100,000.01 - 150,000.00          77     9,787,713.16          4.47  36.67   6.701     662     80.47       360        356     4
150,000.01 - 200,000.00          93    16,531,551.91          7.55  38.24   6.416     663     80.17       360        357     3
200,000.01 - 250,000.00         102    22,903,278.65         10.45  38.20   6.421     667     80.21       360        357     3
250,000.01 - 300,000.00         105    28,953,862.74         13.22  39.42   6.273     668     80.74       360        357     3
300,000.01 - 350,000.00          75    24,342,682.34         11.11  40.18   6.389     674     82.31       360        357     3
350,000.01 - 400,000.00          70    26,089,125.38         11.91  38.49   6.432     677     82.63       360        357     3
400,000.01 - 450,000.00          41    17,344,506.88          7.92  38.55   6.233     667     81.36       360        357     3
450,000.01 - 500,000.00          37    17,621,542.94          8.04  41.17   6.216     679     81.10       360        357     3
500,000.01 - 550,000.00          34    17,838,594.10          8.14  39.46   6.375     691     82.49       360        357     3
550,000.01 - 600,000.00          21    12,094,292.74          5.52  34.61   6.272     679     80.35       360        356     4
600,000.01 - 650,000.00          13     8,135,973.67          3.71  36.64   6.304     680     86.44       360        356     4
650,000.01 - 700,000.00          12     8,054,457.67          3.68  35.91   6.447     654     81.66       360        356     4
700,000.01 - 750,000.00           3     2,243,750.00          1.02  37.86   5.941     661     77.89       360        357     3
750,000.01 - 800,000.00           4     3,068,132.81          1.40  40.90   5.839     666     75.93       360        357     3
850,000.01 - 900,000.00           1       899,746.87          0.41  22.47   6.750     607     90.00       360        355     5
900,000.01 - 950,000.00           1       950,000.00          0.43  26.01   6.500     653     69.19       360        357     3
950,000.01 - 1,000,000.00         1       999,999.00          0.46  47.53   5.875     678     89.48       360        357     3
                                ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                                ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                            NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
ORIGINAL TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
-------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

360                             704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                                ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                                ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

5. REMAINING TERM TO MATURITY

                             NUMBER                       PERCENT                              W.A.      W.A.      W.A.
                               OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
--------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

351 - 355                         30  $  9,018,813.10          4.12% 35.73%  6.409%    659     82.60%      360        355     5
356 - 360                        674   210,047,949.14         95.88  38.66   6.351     672     81.36       360        357     3
                                 ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                           704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                                 ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

               NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
CREDIT SCORE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

801 - 850            4  $  1,148,853.71          0.52% 37.56%  6.165%    806     86.22%      360        356     4
751 - 800           42    12,781,838.03          5.83  38.12   6.198     769     80.98       360        357     3
701 - 750          120    39,908,787.92         18.22  39.53   6.221     720     80.89       360        357     3
651 - 700          286    93,208,173.24         42.55  38.94   6.370     676     81.40       360        357     3
601 - 650          204    57,911,944.83         26.44  38.12   6.424     627     82.17       360        357     3
551 - 600           47    13,968,164.51          6.38  35.40   6.486     589     79.84       360        357     3
501 - 550            1       139,000.00          0.06  20.09   6.625     536     89.97       360        355     5
                   ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                   ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

7. PROPERTY TYPE

                           NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PROPERTY TYPE               LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
------------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence        478  $154,566,619.68         70.56% 38.58%  6.365%    672     81.42%      360        357     3
Planned Unit Development       128    39,889,625.57         18.21  37.92   6.326     669     81.38       360        357     3
Condominium                     96    23,598,023.00         10.77  39.10   6.317     672     81.19       360        357     3
Two-to-Four Family               2     1,012,493.99          0.46  43.54   6.560     677     86.44       360        357     3
                               ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                         704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                               ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                   NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
OCCUPANCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Primary                678  $211,301,172.91         96.46% 38.51%  6.355%    670     81.34%      360        357     3
Second/Vacation         26     7,765,589.33          3.54  39.14   6.319     718     83.49       360        357     3
                       ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                 704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                       ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                              NUMBER                       PERCENT
                                                OF        AGGREGATE       OF LOANS            W.A.    W.A.
                                             MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT
DOCUMENTATION                                 LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE
-------------------------------------------  --------  ---------------  ------------  -----  ------  ------

Full Documentation                                340  $106,202,646.37         48.48% 39.46%  6.277%    659
Stated Income/Verified Assets (Streamlined)       181    53,655,618.43         24.49  39.46   6.652     697
Limited Documentation                             113    37,437,119.71         17.09  35.76   6.156     663
Stated Income Documentation                        41    13,185,263.53          6.02  37.41   6.315     688
Lite Documentation                                 25     7,457,514.20          3.40  36.30   6.373     682
Full-Alternative Documentation                      4     1,128,600.00          0.52  27.39   6.277     683
                                                  ---  ---------------        ------  -----   -----     ---
TOTAL:                                            704  $219,066,762.24        100.00% 38.54%  6.353%    672
                                                  ===  ===============        ======  =====   =====     ===

                                                W.A.      W.A.      W.A.
                                             COMBINED  ORIGINAL  REMAINING  W.A.
                                             ORIGINAL  TERM TO    TERM TO   LOAN
DOCUMENTATION                                   LTV    MATURITY   MATURITY   AGE
-------------------------------------------  --------  --------  ---------  ----

Full Documentation                              81.73%      360        357     3
Stated Income/Verified Assets (Streamlined)     80.52       360        357     3
Limited Documentation                           82.15       360        357     3
Stated Income Documentation                     81.08       360        357     3
Lite Documentation                              80.98       360        356     4
Full-Alternative Documentation                  76.90       360        357     3
                                                -----       ---        ---   ---
TOTAL:                                          81.41%      360        357     3
                                                =====       ===        ===   ===

--------------------------------------------------------------------------------

10. LOAN PURPOSE

               NUMBER                       PERCENT                              W.A.      W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
LOAN PURPOSE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Purchase           429  $132,560,941.54         60.51% 39.19%  6.330%    685     80.96%      360        357     3
C/O Refi           258    81,864,911.71         37.37  37.60   6.397     652     82.06       360        357     3
R/T Refi            17     4,640,908.99          2.12  36.46   6.259     653     83.07       360        356     4
                   ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                   ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

11.  PRODUCT TYPE

                          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PRODUCT TYPE               LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

2/28 6 ML with 10 yr IO        29  $  7,504,508.45          3.43% 38.28%  6.563%    669     81.98%      360        357     3
2/28 6 ML with 5 yr IO        577   180,397,539.19         82.35  38.53   6.367     670     81.56       360        357     3
3/27 6 ML with 10 yr IO         1       660,000.00          0.30  47.67   5.850     629     80.00       360        357     3
3/27 6 ML with 5 yr IO         15     4,442,635.81          2.03  39.22   6.329     688     83.42       360        357     3
5/25 6 ML with 10 yr IO         5     2,175,420.00          0.99  38.78   6.319     654     84.93       360        357     3
5/25 6 ML with 5 yr IO         77    23,886,658.79         10.90  38.30   6.205     682     79.50       360        357     3
                              ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                              ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

12.  IO TERM

          NUMBER                       PERCENT                             W.A.      W.A.       W.A.
            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
IO TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

60            669  $208,726,833.79         95.28% 38.51%  6.348%    672     81.36%      360        357      3
120            35    10,339,928.45          4.72  38.98   6.466     664     82.47       360        357      3
              ---  ---------------        ------  -----   -----     ---     -----       ---        ---    ---
TOTAL:        704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357      3
              ===  ===============        ======  =====   =====     ===     =====       ===        ===    ===

--------------------------------------------------------------------------------

13.  LIEN POSITION

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
LIEN POSITION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1                   704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                    ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                    ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

14.  PREPAYMENT PENALTY TERM

                          NUMBER                       PERCENT                             W.A.      W.A.      W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PREPAYMENT PENALTY TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                             173  $ 54,771,079.62         25.00% 38.04%  6.644%    676     82.24%      360        357     3
12                             34    12,498,492.33          5.71  38.46   6.301     673     80.92       360        357     3
24                            443   136,604,117.26         62.36  38.66   6.244     669     81.40       360        357     3
36                             54    15,193,073.03          6.94  39.28   6.330     677     79.01       360        357     3
                              ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                              ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

15.  GEOGRAPHIC DISTRIBUTION

                          NUMBER                      PERCENT                              W.A.      W.A.       W.A.
                            OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

California                    391  $139,786,617.00         63.81% 38.81%  6.279%    674     80.80%      360        357     3
Maryland                       35     9,937,086.84          4.54  36.34   6.701     658     84.16       360        357     3
Nevada                         33     8,850,562.20          4.04  34.55   6.335     676     80.56       360        356     4
New York                       24     8,275,325.58          3.78  41.04   6.433     686     83.24       360        357     3
Florida                        33     7,132,716.17          3.26  40.37   6.547     672     82.63       360        357     3
Virginia                       22     6,836,118.74          3.12  38.68   6.573     669     80.43       360        357     3
Arizona                        24     6,198,694.96          2.83  32.80   6.638     696     81.73       360        357     3
New Jersey                     16     5,600,906.96          2.56  41.04   6.243     668     82.96       360        357     3
Washington                     24     4,763,336.31          2.17  41.78   6.239     648     83.73       360        357     3
Massachusetts                  13     3,488,586.98          1.59  39.63   6.202     653     81.48       360        357     3
Illinois                        9     2,088,590.81          0.95  34.59   6.565     665     83.90       360        357     3
Connecticut                     6     1,871,782.81          0.85  40.00   6.403     643     82.64       360        357     3
Texas                           9     1,746,146.98          0.80  37.42   6.389     650     79.97       360        356     4
Georgia                         8     1,518,199.43          0.69  29.58   6.835     659     80.94       360        356     4
Colorado                        8     1,156,413.90          0.53  40.76   5.942     630     81.74       360        356     4
Oregon                          4       995,600.00          0.45  39.43   6.514     663     83.54       360        356     4
Louisiana                       3       852,449.71          0.39  38.31   7.501     642     90.93       360        356     4
Rhode Island                    3       774,000.00          0.35  33.10   5.981     673     81.98       360        356     4
Michigan                        2       770,980.00          0.35  36.95   6.431     633     94.08       360        356     4
District of Columbia            2       753,000.00          0.34  43.53   6.748     683     85.44       360        357     3
Pennsylvania                    4       751,920.00          0.34  42.12   6.399     627     82.73       360        356     4
Delaware                        3       605,125.68          0.28  41.49   5.647     673     80.00       360        357     3
Wisconsin                       3       491,000.00          0.22  42.75   6.695     653     83.48       360        357     3
Maine                           3       486,000.00          0.22  38.80   6.844     633     80.00       360        356     4
New Mexico                      4       439,600.00          0.20  36.42   6.999     664     80.79       360        357     3
Utah                            2       439,354.87          0.20  39.58   6.219     671     80.68       360        357     3
North Carolina                  3       423,200.00          0.19  41.62   6.399     647     80.00       360        357     3
Minnesota                       3       422,468.00          0.19  31.25   6.470     617     83.28       360        356     4
Oklahoma                        2       364,000.00          0.17  50.16   7.398     645     80.00       360        356     4
Tennessee                       3       363,701.41          0.17  29.44   6.861     630     80.00       360        357     3
Idaho                           2       323,211.09          0.15  35.45   7.502     652     80.00       360        356     4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

                                                            PERCENT
                                 NUMBER                     OF LOANS                           W.A.      W.A.       W.A.
                                   OF        AGGREGATE         BY             W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION (CONT)    LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------------  --------  ---------------  ---------  -----  ------  ------  --------  --------  ---------  ----

Montana                                1       284,800.00       0.13  49.93   6.576     745     80.00       360        357     3
Mississippi                            1       176,800.00       0.08  40.69   6.990     759     80.00       360        357     3
South Carolina                         1        98,465.81       0.04  20.05   6.475     674     90.00       360        356     4
                                     ---  ---------------     ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                               704  $219,066,762.24     100.00% 38.54%  6.353%    672     81.41%      360        357     3
                                     ===  ===============     ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

16. GROSS MARGIN

                NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
GROSS MARGIN     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  ---------  ----

3.001 - 3.500         1  $     99,935.14          0.05% 35.97%  8.200%    637     80.00%      360        356     4
3.501 - 4.000         1       520,000.00          0.24  41.59   5.990     691     80.00       360        356     4
4.001 - 4.500         8     1,643,188.06          0.75  34.47   6.285     690     81.91       360        357     3
4.501 - 5.000        11     3,546,680.51          1.62  34.85   5.774     666     78.30       360        356     4
5.001 - 5.500       122    41,967,094.48         19.16  39.54   5.967     677     79.27       360        357     3
5.501 - 6.000       214    70,458,998.98         32.16  38.52   6.153     676     80.53       360        357     3
6.001 - 6.500       173    51,230,909.59         23.39  37.51   6.464     667     81.38       360        357     3
6.501 - 7.000       101    29,330,966.64         13.39  39.14   6.764     672     83.48       360        357     3
7.001 - 7.500        42    12,365,424.20          5.64  38.67   7.049     648     86.51       360        357     3
7.501 - 8.000        28     7,056,964.64          3.22  40.63   7.105     667     87.07       360        356     4
8.001 - 8.500         3       846,600.00          0.39  34.07   7.414     666     83.34       360        356     4
                    ---  ---------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              704  $219,066,762.24        100.00% 38.54%  6.353%    672     81.41%      360        357     3
                    ===  ===============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

17. INITIAL CAP

              NUMBER                        PERCENT                               W.A.       W.A.       W.A.
                OF        AGGREGATE       OF LOANS              W.A.     W.A.   COMBINED   ORIGINAL  REMAINING  W.A.
             MORTGAGE     PRINCIPAL     BY PRINCIPAL    W.A.    GROSS   CREDIT  ORIGINAL    TERM TO    TERM TO  LOAN
INITIAL CAP    LOANS       BALANCE         BALANCE      DTI    COUPON    SCORE     LTV     MATURITY   MATURITY   AGE
-----------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

1.000               8  $  2,555,115.79          1.17%  33.29%   6.663%     676     79.23%       360        356     4
1.500              11     3,017,572.03          1.38   37.47    6.627      652     84.25        360        357     3
3.000             605   187,755,389.30         85.71   38.66    6.364      671     81.60        360        357     3
5.000              80    25,738,685.12         11.75   38.29    6.210      680     79.92        360        357     3
                  ---  ---------------        ------   -----    -----      ---     -----        ---        ---   ---
TOTAL:            704  $219,066,762.24        100.00%  38.54%   6.353%     672     81.41%       360        357     3
                  ===  ===============        ======   =====    =====      ===     =====        ===        ===   ===

--------------------------------------------------------------------------------

18. PERIODIC CAP

               NUMBER                       PERCENT                                 W.A.       W.A.       W.A.
                 OF        AGGREGATE       OF LOANS               W.A.     W.A.   COMBINED   ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL     W.A.    GROSS   CREDIT  ORIGINAL    TERM TO   TERM TO   LOAN
PERIODIC CAP    LOANS       BALANCE         BALANCE       DTI    COUPON    SCORE     LTV     MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------   ------   ------   ------  --------   --------  ---------  ----

0.500                1  $    193,600.70          0.09%   37.78%   7.625%     629     90.00%       360        356     4
1.000              701   218,400,441.96         99.70    38.53    6.352      672     81.41        360        357     3
1.500                2       472,719.58          0.22    42.18    6.319      728     80.00        360        357     3
                   ---  ---------------        ------    -----    -----      ---     -----        ---        ---   ---
TOTAL:             704  $219,066,762.24        100.00%   38.54%   6.353%     672     81.41%       360        357     3
                   ===  ===============        ======    =====    =====      ===     =====        ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

19. MAXIMUM RATE

                  NUMBER                        PERCENT                               W.A.       W.A.       W.A.
                    OF        AGGREGATE       OF LOANS              W.A.     W.A.   COMBINED   ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL    W.A.    GROSS   CREDIT  ORIGINAL    TERM TO   TERM TO   LOAN
MAXIMUM RATE      LOANS        BALANCE         BALANCE      DTI    COUPON    SCORE     LTV     MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

10.501 - 11.000         1  $    460,000.00          0.21%  26.15%   4.500%     685     80.00%       360        357     3
11.001 - 11.500         6     2,010,750.00          0.92   32.42    6.208      650     84.42        360        357     3
11.501 - 12.000        46    15,997,834.24          7.30   39.90    5.425      687     78.66        360        357     3
12.001 - 12.500       185    63,406,620.17         28.94   38.67    5.848      682     80.55        360        357     3
12.501 - 13.000       203    61,257,596.87         27.96   38.85    6.318      666     80.62        360        357     3
13.001 - 13.500       169    50,594,466.67         23.10   37.72    6.790      667     83.07        360        357     3
13.501 - 14.000        65    16,804,834.51          7.67   38.99    7.259      654     83.83        360        357     3
14.001 - 14.500        22     7,185,074.64          3.28   38.83    7.777      678     82.65        360        357     3
14.501 - 15.000         7     1,349,585.14          0.62   38.07    8.377      662     88.03        360        356     4
                      ---  ---------------        ------   -----    -----      ---     -----        ---        ---   ---
TOTAL:                704  $219,066,762.24        100.00%  38.54%   6.353%     672     81.41%       360        357     3
                      ===  ===============        ======   =====    =====      ===     =====        ===        ===   ===

--------------------------------------------------------------------------------

20. MINIMUM RATE

                NUMBER                       PERCENT                                 W.A.      W.A.       W.A.
                  OF        AGGREGATE      OF LOANS               W.A.     W.A.   COMBINED   ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL    W.A.    GROSS   CREDIT  ORIGINAL    TERM TO   TERM TO   LOAN
MINIMUM RATE     LOANS       BALANCE        BALANCE       DTI    COUPON    SCORE    LTV      MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

4.001 - 4.500         1  $    460,000.00          0.21%  26.15%   4.500%     685     80.00%       360        357     3
4.501 - 5.000         2       720,000.00          0.33   26.29    5.000      690     80.00        360        357     3
5.001 - 5.500        45    15,477,834.24          7.07   39.85    5.406      687     78.62        360        357     3
5.501 - 6.000       186    63,926,620.17         29.18   38.70    5.849      682     80.55        360        357     3
6.001 - 6.500       204    61,641,596.87         28.14   38.78    6.317      666     80.60        360        357     3
6.501 - 7.000       170    50,967,466.67         23.27   37.76    6.791      667     83.13        360        357     3
7.001 - 7.500        67    17,338,584.51          7.91   38.94    7.258      653     84.03        360        357     3
7.501 - 8.000        22     7,185,074.64          3.28   38.83    7.777      678     82.65        360        357     3
8.001 - 8.500         7     1,349,585.14          0.62   38.07    8.377      662     88.03        360        356     4
                    ---  ---------------        ------   -----    -----      ---     -----        ---        ---   ---
TOTAL:              704  $219,066,762.24        100.00%  38.54%   6.353%     672     81.41%       360        357     3
                    ===  ===============        ======   =====    =====      ===     =====        ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

21. NEXT RATE ADJUSTMENT DATE

                            NUMBER                      PERCENT                                 W.A.       W.A.       W.A.
                              OF        AGGREGATE       OF LOANS               W.A.    W.A.   COMBINED   ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL    W.A.    GROSS   CREDIT  ORIGINAL    TERM TO   TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE    LOANS       BALANCE         BALANCE      DTI    COUPON    SCORE     LTV     MATURITY   MATURITY   AGE
-------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

December 1, 2006                  1  $    116,517.39          0.05%  27.51%   6.225%     713     80.00%       360        351     9
March 1, 2007                     1       286,897.17          0.13   43.18    7.415      618     95.00        360        354     6
April 1, 2007                    26     8,198,158.88          3.74   35.16    6.356      659     82.34        360        355     5
May 1, 2007                     171    51,792,244.36         23.64   38.14    6.504      667     81.79        360        356     4
June 1, 2007                    406   127,156,974.20         58.04   38.86    6.318      672     81.37        360        357     3
May 1, 2008                       2       420,000.00          0.19   40.74    6.389      678     80.00        360        356     4
June 1, 2008                     14     4,682,635.81          2.14   40.27    6.256      681     83.24        360        357     3
April 1, 2010                     2       417,239.66          0.19   44.26    6.803      675     80.00        360        355     5
May 1, 2010                      20     5,894,503.57          2.69   39.10    6.256      693     80.49        360        356     4
June 1, 2010                     61    20,101,591.20          9.18   38.14    6.219      677     80.06        360        357     3
                                ---  ---------------        ------   -----    -----      ---     -----        ---        ---   ---
TOTAL:                          704  $219,066,762.24        100.00%  38.54%   6.353%     672     81.41%       360        357     3
                                ===  ===============        ======   =====    =====      ===     =====        ===        ===   ===

--------------------------------------------------------------------------------

22. DTI

                NUMBER                       PERCENT                                W.A.       W.A.      W.A.
                  OF        AGGREGATE       OF LOANS               W.A.    W.A.   COMBINED   ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL    W.A.    GROSS   CREDIT  ORIGINAL   TERM TO    TERM TO   LOAN
DTI             LOANS        BALANCE         BALANCE      DTI    COUPON    SCORE     LTV     MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

0.00 - 4.99           2  $    928,860.00          0.42%   3.00%   6.252%     697     95.00%       360        356     4
5.00 - 9.99           3     1,000,000.00          0.46    7.67    6.118      608     63.99        360        357     3
10.00 - 14.99         4     1,563,545.95          0.71   12.69    6.280      672     79.98        360        356     4
15.00 - 19.99        10     2,876,822.46          1.31   18.62    6.281      659     82.59        360        356     4
20.00 - 24.99        29     8,185,061.11          3.74   22.37    6.420      646     81.60        360        357     3
25.00 - 29.99        62    18,217,493.12          8.32   27.50    6.312      672     81.37        360        357     3
30.00 - 34.99        96    30,322,028.44         13.84   32.98    6.374      673     80.37        360        357     3
35.00 - 39.99       145    45,532,421.80         20.78   37.73    6.392      677     81.59        360        357     3
40.00 - 44.99       222    68,061,810.05         31.07   42.68    6.370      670     81.77        360        357     3
45.00 - 49.99       103    35,511,117.61         16.21   47.61    6.328      676     81.35        360        357     3
50.00 - 54.99        24     6,116,750.39          2.79   52.04    6.037      674     81.63        360        357     3
55.00 >=              4       750,851.31          0.34   56.34    6.620      625     85.81        360        357     3
                    ---  ---------------        ------   -----    -----      ---     -----        ---        ---   ---
TOTAL:              704  $219,066,762.24        100.00%  38.54%   6.353%     672     81.41%       360        357     3
                    ===  ===============        ======   =====    =====      ===     =====        ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                               Interest Only Loans

--------------------------------------------------------------------------------

23. CREDIT GRADE

               NUMBER                       PERCENT                                W.A.       W.A.      W.A.
                 OF        AGGREGATE       OF LOANS               W.A.    W.A.   COMBINED   ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL    W.A.    GROSS   CREDIT  ORIGINAL    TERM TO    TERM TO  LOAN
CREDIT GRADE    LOANS       BALANCE         BALANCE      DTI    COUPON    SCORE     LTV     MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

AA                 500  $162,348,922.32         74.11%  39.01%   6.310%     691     81.16%       360        357     3
A                  165    45,701,197.58         20.86   37.71    6.453      623     83.07        360        357     3
A-                  39    11,016,642.34          5.03   35.00    6.584      592     78.30        360        357     3
                   ---  ---------------        ------   -----    -----      ---     -----        ---        ---   ---
TOTAL:             704  $219,066,762.24        100.00%  38.54%   6.353%     672     81.41%       360        357     3
                   ===  ===============        ======   =====    =====      ===     =====        ===        ===   ===

--------------------------------------------------------------------------------

24. DELINQUENCY STATUS

                     NUMBER                       PERCENT                                W.A.       W.A.       W.A.
                       OF        AGGREGATE       OF LOANS              W.A.     W.A.   COMBINED   ORIGINAL  REMAINING  W.A.
                    MORTGAGE     PRINCIPAL     BY PRINCIPAL    W.A.    GROSS   CREDIT  ORIGINAL    TERM TO   TERM TO   LOAN
DELINQUENCY STATUS    LOANS       BALANCE         BALANCE      DTI    COUPON    SCORE     LTV     MATURITY   MATURITY   AGE
------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

0-29 days                704  $219,066,762.24        100.00%  38.54%   6.353%     672     81.41%       360        357     3
                         ---  ---------------        ------   -----    -----      ---     -----        ---        ---   ---
TOTAL:                   704  $219,066,762.24        100.00%  38.54%   6.353%     672     81.41%       360        357     3
                         ===  ===============        ======   =====    =====      ===     =====        ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

1. MORTGAGE COUPONS

                   NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MORTGAGE COUPONS    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.501 - 5.000            1  $   547,915.83          2.10% 40.42%  4.750%    772     88.71%      360        357     3
5.501 - 6.000            2      669,804.96          2.57  39.77   5.990     716     85.65       360        356     4
6.001 - 6.500            6    1,145,716.69          4.39  35.28   6.396     669     84.22       360        356     4
6.501 - 7.000           22    4,632,210.36         17.75  42.16   6.931     660     81.16       360        357     3
7.001 - 7.500           30    7,022,267.60         26.90  39.14   7.330     682     83.40       360        357     3
7.501 - 8.000           32    5,571,541.07         21.35  38.67   7.817     660     81.99       348        345     3
8.001 - 8.500           23    4,534,499.01         17.37  41.23   8.355     678     88.10       360        357     3
8.501 - 9.000           10    1,281,707.92          4.91  40.72   8.883     648     86.41       360        357     3
9.001 - 9.500            4      253,675.93          0.97  33.69   9.152     595     77.31       360        356     4
9.501 - 10.000           1      440,956.80          1.69  23.23   9.990     682     95.00       360        356     4
                       ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                 131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                       ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

2. COMBINED ORIGINAL LTV

                        NUMBER                      PERCENT                              W.A.     W.A.       W.A.
                          OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
COMBINED ORIGINAL LTV   LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

45.01 - 50.00                 2  $   409,162.21          1.57% 37.60%  7.976%    554     45.42%      360        357     3
50.01 - 55.00                 1      265,549.84          1.02  47.30   7.675     559     53.78       180        175     5
55.01 - 60.00                 3      458,426.85          1.76  34.22   7.715     636     56.19       360        357     3
60.01 - 65.00                 3      468,804.15          1.80  38.18   7.744     682     64.96       360        357     3
65.01 - 70.00                 3      696,141.59          2.67  41.28   7.216     640     68.10       360        357     3
70.01 - 75.00                11    1,869,047.62          7.16  39.12   7.363     634     74.04       360        357     3
75.01 - 80.00                30    5,393,584.40         20.66  39.27   7.339     655     79.70       360        357     3
80.01 - 85.00                14    2,746,071.78         10.52  42.77   7.476     666     84.45       360        357     3
85.01 - 90.00                46   10,573,631.16         40.51  38.73   7.453     695     89.83       360        357     3
90.01 - 95.00                17    3,116,212.77         11.94  40.11   8.357     691     94.97       354        351     3
95.01 - 100.00                1      103,663.80          0.40  54.30   8.250     671     99.05       360        355     5
                            ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                      131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                            ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

3. PRINCIPAL BALANCE

                          NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                            OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE          LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY  MATURITY    AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

less than 50,000.00             6  $   249,452.68          0.96% 32.16%  8.218%    642     74.65%      360        357     3
50,000.01 - 100,000.00         32    2,318,352.65          8.88  32.53   8.007     669     85.92       352        349     4
100,000.01 - 150,000.00        19    2,292,501.77          8.78  42.97   7.554     655     83.36       360        356     4
150,000.01 - 200,000.00        23    4,048,935.42         15.51  40.85   7.493     640     82.19       360        357     3
200,000.01 - 250,000.00        10    2,272,190.70          8.71  40.94   7.537     677     84.64       360        357     3
250,000.01 - 300,000.00        19    5,224,439.91         20.02  42.41   7.289     669     81.42       351        348     3
300,000.01 - 350,000.00         5    1,649,873.42          6.32  49.20   7.503     681     87.81       360        357     3
350,000.01 - 400,000.00         5    1,879,491.50          7.20  36.90   7.356     695     75.21       360        357     3
400,000.01 - 450,000.00         2      849,584.12          3.26  23.79   8.913     714     92.60       360        356     4
450,000.01 - 500,000.00         4    1,892,790.82          7.25  38.41   7.745     705     90.00       360        357     3
500,000.01 - 550,000.00         2    1,068,935.66          4.10  30.14   6.517     722     89.34       360        357     3
550,000.01 - 600,000.00         3    1,742,990.17          6.68  35.73   7.641     667     84.65       360        356     4
600,000.01 - 650,000.00         1      610,757.35          2.34  53.82   7.990     664     90.00       360        357     3
                              ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                              ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

                            NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
ORIGINAL TERM TO MATURITY    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

180                               2  $   364,384.89          1.40% 44.40%  7.760%    602     64.96%      180        176     4
360                             129   25,735,911.28         98.60  39.50   7.548     673     84.28       360        357     3
                                ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                                ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

5. REMAINING TERM TO MATURITY

                             NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                               OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
REMAINING TERM TO MATURITY    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

171 - 175                          1  $   265,549.84          1.02% 47.30%  7.675%    559     53.78%      180        175     5
176 - 180                          1       98,835.05          0.38  36.60   7.990     716     95.00       180        177     3
351 - 355                          9    1,608,727.90          6.16  35.56   7.297     682     89.15       360        355     5
356 - 360                        120   24,127,183.38         92.44  39.76   7.564     673     83.95       360        357     3
                                 ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                           131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                                 ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

               NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                 OF        AGGREGATE      OF LOANS            W.A.     W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT SCORE   LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

751 - 800           10  $ 2,224,371.07          8.52% 38.75%  6.672%    770     88.49%      360        356     4
701 - 750           22    5,049,676.83         19.35  39.57   7.543     725     85.70       356        353     3
651 - 700           54   12,129,304.09         46.47  38.49   7.670     671     85.84       360        357     3
601 - 650           30    4,252,161.17         16.29  42.66   7.529     625     83.04       360        357     3
551 - 600           10    1,936,221.04          7.42  41.82   7.797     568     67.89       335        332     3
501 - 550            5      508,561.97          1.95  34.60   7.867     537     73.46       360        356     4
                   ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                   ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

7. PROPERTY TYPE

                           NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                             OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PROPERTY TYPE               LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence         92  $15,470,574.41         59.27% 40.75%  7.595%    659     82.42%      357        354     3
Planned Unit Development        19    5,425,925.39         20.79  39.53   7.408     700     88.00       357        353     3
Two-to-Four Family              12    3,697,082.82         14.16  37.28   7.420     680     82.37       360        357     3
Condominium                      8    1,506,713.55          5.77  33.21   7.931     695     90.05       360        356     4
                               ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                         131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                               ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                   NUMBER                       PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
OCCUPANCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
----------------  --------  --------------   ------------  -----  ------  ------  --------  --------  ---------  ----

Investment             131  $26,100,296.17         100.00% 39.57%  7.551%    672     84.01%      357        354     3
                       ---  --------------         ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                 131  $26,100,296.17         100.00% 39.57%  7.551%    672     84.01%      357        354     3
                       ===  ==============         ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                            PERCENT
                                 NUMBER                     OF LOANS                           W.A.      W.A.       W.A.
                                   OF        AGGREGATE        BY              W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                                MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DOCUMENTATION                     LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------------------  --------  --------------   ---------  -----  ------  ------  --------  --------  ---------  ----

Full Documentation                    68  $13,313,959.37       51.01% 38.43%  7.439%    675     87.13%      359        355     3
Stated Income Documentation           33    7,308,725.86       28.00  42.46   7.760     673     79.59       360        357     3
Limited Documentation                 22    3,806,209.38       14.58  42.09   7.510     662     82.43       347        344     4
Lite Documentation                     4    1,144,511.70        4.39  24.84   7.406     673     81.80       360        357     3
Stated Income/Verified Assets
   (Streamlined)                       3      465,070.71        1.78  46.22   8.110     650     83.07       360        356     4
Full-Alternative Documentation         1       61,819.15        0.24  10.52   7.800     696     80.00       360        357     3
                                     ---  --------------      ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                               131  $26,100,296.17      100.00% 39.57%  7.551%    672     84.01%      357        354     3
                                     ===  ==============      ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

10. LOAN PURPOSE

                 NUMBER                      PERCENT                             W.A.      W.A.      W.A.
                   OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LOAN PURPOSE      LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
--------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Purchase              70  $14,473,619.89         55.45% 40.29%  7.682%    694     89.35%      359        355     3
C/O Refi              54   10,048,745.52         38.50  38.77   7.393     645     77.09       355        352     3
R/T Refi               5    1,462,461.26          5.60  39.00   7.282     655     79.27       360        357     3
Texas C/O Refi         2      115,469.50          0.44  25.86   8.261     580     76.92       360        357     3
                     ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:               131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                     ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

--------------------------------------------------------------------------------

11. PRODUCT TYPE

               NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                 OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PRODUCT TYPE   LOANS        BALANCE       BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

15 YR FIXED          2  $   364,384.89          1.40% 44.40%  7.760%    602     64.96%      180        176     4
2/28 6 ML          103   21,355,884.06         81.82  39.24   7.624     668     84.39       360        357     3
30 YR FIXED         18    2,453,290.84          9.40  41.59   7.528     669     79.53       360        357     3
3/27 6 ML            2      560,022.68          2.15  43.36   7.663     703     88.37       360        357     3
5/25 6 ML            6    1,366,713.70          5.24  38.26   6.342     743     89.36       360        357     3
                   ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                   ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

12. IO TERM

          NUMBER                      PERCENT                              W.A.      W.A.      W.A.
            OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
         MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
IO TERM   LOANS        BALANCE       BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0             131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
              ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:        131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
              ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

13. LIEN POSITION

                NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                  OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
LIEN POSITION   LOANS        BALANCE       BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1                   131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                    ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                    ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

14. PREPAYMENT PENALTY TERM

                          NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                            OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PREPAYMENT PENALTY TERM   LOANS        BALANCE       BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0                              49  $13,574,652.77         52.01% 39.61%  7.666%    681     85.32%      356        353     3
12                              3      426,378.45          1.63  44.28   7.715     680     76.06       360        357     3
24                             65   10,532,502.08         40.35  39.54   7.391     658     83.06       360        356     4
36                             14    1,566,762.87          6.00  38.19   7.583     695     81.21       349        345     3
                              ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                              ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

15. GEOGRAPHIC DISTRIBUTION

                          NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                            OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION   LOANS        BALANCE       BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

California                     34  $10,744,992.98         41.17% 39.37%  7.407%    680     84.14%      360        357     3
Texas                          14    2,047,154.97          7.84  29.59   7.547     690     85.60       351        348     4
Florida                        14    1,955,359.94          7.49  38.45   7.727     657     87.07       360        357     3
New Jersey                      4    1,166,746.63          4.47  45.74   7.509     677     76.40       319        315     4
Illinois                        6    1,141,406.45          4.37  43.86   8.132     661     88.67       360        356     4
Massachusetts                   5    1,066,033.13          4.08  34.59   7.020     612     76.29       360        357     3
Washington                      4      904,705.87          3.47  44.59   8.462     703     90.37       360        357     3
Arizona                         5      776,484.56          2.98  38.18   7.254     648     82.57       360        357     3
Maryland                        4      775,915.88          2.97  46.03   7.281     631     80.95       360        357     3
New York                        3      755,901.43          2.90  52.94   7.759     673     90.63       360        357     3
Virginia                        4      678,098.89          2.60  44.01   7.688     673     85.16       360        357     3
Nevada                          3      671,205.24          2.57  46.63   7.682     690     83.74       360        356     4
Pennsylvania                    5      644,303.96          2.47  26.65   7.728     686     86.06       360        357     3
District of Columbia            2      465,181.03          1.78  45.87   7.410     633     76.96       360        357     3
Connecticut                     1      271,359.58          1.04  49.81   7.250     780     80.00       360        357     3
Maine                           1      270,323.08          1.04  56.85   6.950     625     79.01       360        357     3
North Carolina                  3      266,529.08          1.02  45.12   8.057     706     88.41       360        356     4
New Hampshire                   1      199,633.93          0.76  25.79   8.500     601     55.56       360        357     3
Michigan                        3      188,277.75          0.72  30.84   7.589     646     88.22       360        357     3
Utah                            1      176,819.36          0.68  32.03   6.750     681     83.16       360        357     3
Ohio                            3      174,050.87          0.67  30.05   8.586     700     86.65       360        356     4
Missouri                        1      155,358.06          0.60  30.91   7.600     651     90.00       360        357     3
Oregon                          1      127,566.09          0.49  38.21   8.500     649     90.00       360        357     3
Tennessee                       2      106,247.16          0.41  35.01   8.022     657     87.36       360        357     3
Indiana                         2      103,618.82          0.40  14.01   6.645     706     81.44       360        356     4
Oklahoma                        2       98,322.75          0.38  38.60   8.618     614     73.02       360        357     3
Mississippi                     2       93,836.15          0.36  44.09   8.777     652     79.16       360        357     3
Colorado                        1       74,862.53          0.29  37.09   6.950     680     95.00       360        357     3
                              ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                        131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                              ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

16. GROSS MARGIN

                NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                  OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GROSS MARGIN    LOANS        BALANCE       BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------   --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.001 - 4.500         6  $ 1,083,029.59          4.65% 43.43%  8.013%    672     89.75%      360        357     3
5.001 - 5.500         2      449,975.69          1.93  36.37   6.258     657     80.00       360        357     3
5.501 - 6.000         6    1,752,302.47          7.53  39.84   6.861     700     86.97       360        357     3
6.001 - 6.500        18    3,784,847.69         16.26  41.44   7.612     671     83.91       360        357     3
6.501 - 7.000        19    4,288,595.80         18.42  33.63   7.595     666     81.85       360        357     3
7.001 - 7.500        31    6,883,985.91         29.57  42.50   7.671     681     88.01       360        357     3
7.501 - 8.000        28    4,955,023.63         21.28  37.11   7.529     665     82.05       360        357     3
8.001 - 8.500         1       84,859.66          0.36  45.20   9.000     614     85.00       360        357     3
                    ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              111  $23,282,620.44        100.00% 39.28%  7.550%    674     84.78%      360        357     3
                    ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

17. INITIAL CAP

              NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
             MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
INITIAL CAP   LOANS        BALANCE       BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.500               6  $ 1,352,583.15          5.81% 36.25%  7.935%    679     86.92%      360        357     3
3.000             105   21,930,037.29         94.19  39.47   7.526     673     84.65       360        357     3
                  ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:            111  $23,282,620.44        100.00% 39.28%  7.550%    674     84.78%      360        357     3
                  ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

18. PERIODIC CAP

               NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                 OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
PERIODIC CAP   LOANS        BALANCE       BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

1.000              111  $23,282,620.44        100.00% 39.28%  7.550%    674     84.78%      360        357     3
                   ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:             111  $23,282,620.44        100.00% 39.28%  7.550%    674     84.78%      360        357     3
                   ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

19. MAXIMUM RATE

                    NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                      OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                   MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MAXIMUM RATE         LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

11.001 - 11.500           1  $   547,915.83          2.35% 40.42%  4.750%    772     88.71%      360        357     3
12.001 - 12.500           2      669,804.96          2.88  39.77   5.990     716     85.65       360        356     4
12.501 - 13.000           5    1,016,085.10          4.36  35.22   6.408     669     86.00       360        356     4
13.001 - 13.500          19    3,872,104.13         16.63  39.82   6.923     664     81.96       360        357     3
13.501 - 14.000          27    6,534,278.87         28.07  39.09   7.327     680     83.96       360        357     3
14.001 - 14.500          26    4,631,994.10         19.89  39.35   7.827     662     83.76       360        357     3
14.501 - 15.000          18    4,130,588.01         17.74  41.07   8.353     677     87.48       360        357     3
15.001 - 15.500          10    1,281,707.92          5.50  40.72   8.883     648     86.41       360        357     3
15.501 - 16.000           2      157,184.72          0.68  38.49   9.042     575     80.14       360        356     4
16.001 - 16.500           1      440,956.80          1.89  23.23   9.990     682     95.00       360        356     4
                        ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                  111  $23,282,620.44        100.00% 39.28%  7.550%    674     84.78%      360        357     3
                        ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

20. MINIMUM RATE

                    NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                      OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                   MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
MINIMUM RATE         LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

4.501 - 5.000             1  $   547,915.83          2.35% 40.42%  4.750%    772     88.71%      360        357     3
5.501 - 6.000             2      669,804.96          2.88  39.77   5.990     716     85.65       360        356     4
6.001 - 6.500             5    1,016,085.10          4.36  35.22   6.408     669     86.00       360        356     4
6.501 - 7.000            19    3,872,104.13         16.63  39.82   6.923     664     81.96       360        357     3
7.001 - 7.500            27    6,534,278.87         28.07  39.09   7.327     680     83.96       360        357     3
7.501 - 8.000            26    4,631,994.10         19.89  39.35   7.827     662     83.76       360        357     3
8.001 - 8.500            18    4,130,588.01         17.74  41.07   8.353     677     87.48       360        357     3
8.501 - 9.000            10    1,281,707.92          5.50  40.72   8.883     648     86.41       360        357     3
9.001 - 9.500             2      157,184.72          0.68  38.49   9.042     575     80.14       360        356     4
9.501 - 10.000            1      440,956.80          1.89  23.23   9.990     682     95.00       360        356     4
                        ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                  111  $23,282,620.44        100.00% 39.28%  7.550%    674     84.78%      360        357     3
                        ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

21. NEXT RATE ADJUSTMENT DATE

                            NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

2007-04-01                        6  $ 1,389,294.66          5.97% 34.31%  7.094%    680     88.34%      360        355     5
2007-05-01                       26    4,917,729.14         21.12  38.98   7.732     674     87.18       360        356     4
2007-06-01                       71   15,048,860.26         64.64  39.78   7.638     666     83.12       360        357     3
2008-05-01                        1      182,991.55          0.79  50.51   6.990     646     85.00       360        356     4
2008-06-01                        1      377,031.13          1.62  39.89   7.990     730     90.00       360        357     3
2010-05-01                        2      224,154.47          0.96  43.47   7.298     742     90.00       360        356     4
2010-06-01                        4    1,142,559.23          4.91  37.24   6.155     743     89.23       360        357     3
                                ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          111  $23,282,620.44        100.00% 39.28%  7.550%    674     84.78%      360        357     3
                                ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

22. DTI

                            NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DTI                          LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.00 - 4.99                       2  $   221,661.22          0.85%  3.53%  6.934%    653     82.83%      360        357     3
5.00 - 9.99                       1      259,807.41          1.00   9.55   6.500     685     90.00       360        355     5
10.00 - 14.99                     3      210,384.25          0.81  10.77   7.717     675     84.27       360        357     3
15.00 - 19.99                     6    1,577,283.93          6.04  17.20   7.770     668     82.17       360        357     3
20.00 - 24.99                     8    1,650,991.52          6.33  22.89   8.294     712     89.88       360        357     3
25.00 - 29.99                    10    1,581,771.69          6.06  27.62   7.250     698     85.89       360        356     4
30.00 - 34.99                    11    1,821,544.12          6.98  33.13   7.484     643     80.41       360        357     3
35.00 - 39.99                    18    3,320,594.62         12.72  37.78   7.770     666     78.25       355        351     3
40.00 - 44.99                    19    4,019,814.50         15.40  41.85   7.191     686     84.94       360        357     3
45.00 - 49.99                    35    7,262,577.19         27.83  47.22   7.578     663     83.90       353        350     3
50.00 - 54.99                    16    3,572,864.19         13.69  52.50   7.624     675     87.55       360        357     3
55.00 >=                          2      601,001.53          2.30  56.66   6.972     635     82.31       360        357     3
                                ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                                ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Investment Property Only

23. CREDIT GRADE

                            NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT GRADE                 LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

AA                               95  $20,251,342.97         77.59% 38.83%  7.524%    694     86.18%      359        356     3
A                                20    3,304,829.48         12.66  42.31   7.520     620     82.43       360        357     3
B+                                9    1,345,473.94          5.16  42.69   7.615     564     72.25       324        321     4
B                                 4      568,403.96          2.18  38.09   8.267     548     52.72       360        357     3
A-                                3      630,245.82          2.41  43.70   7.776     597     75.78       360        357     3
                                ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                                ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

24. DELINQUENCY STATUS

                            NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DELINQUENCY STATUS           LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0-29 days                       131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                                ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                          131  $26,100,296.17        100.00% 39.57%  7.551%    672     84.01%      357        354     3
                                ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             Katrina Zip Loans Only

LOANS WITH IN FEMA DISASTER AREAS DESIGNATED BY ZIP CODE

                  NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                    OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
KATRINA LOANS      LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
---------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Florida                85  $13,509,534.53         63.13% 42.46%  7.192%    643     81.36%      338        335     3
Louisiana              75    6,140,057.22         28.69  39.25   7.741     616     85.23       342        338     3
Mississippi            24    1,748,680.14          8.17  40.57   8.122     618     83.44       340        337     3
                      ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                184  $21,398,271.89        100.00% 41.38%  7.425%    633     82.64%      339        336     3
                      ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

1. MORTGAGE COUPONS

                                                                                              W.A.
                   NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO   TERM TO   LOAN
MORTGAGE COUPONS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

4.501 - 5.000            1  $    547,915.83          0.18% 40.42%  4.750%    772     88.71%    88.71%      360        357     3
5.001 - 5.500            9     2,537,321.12          0.84  41.43   5.377     646     85.69     85.69       360        357     3
5.501 - 6.000           66    22,240,454.52          7.36  39.13   5.879     669     88.62     88.79       356        353     3
6.001 - 6.500          116    38,248,083.42         12.65  41.77   6.340     652     88.05     88.30       358        354     3
6.501 - 7.000          192    53,113,166.52         17.57  39.98   6.833     637     89.48     89.58       359        356     3
7.001 - 7.500          134    31,210,564.85         10.32  39.76   7.324     626     90.19     90.30       358        355     3
7.501 - 8.000          139    29,771,028.23          9.85  41.16   7.802     617     90.75     90.90       351        347     3
8.001 - 8.500          210    27,137,264.90          8.98  41.06   8.355     634     93.19     93.25       313        310     3
8.501 - 9.000          190    17,246,657.40          5.70  40.91   8.825     629     94.07     94.07       271        268     3
9.001 - 9.500          201    15,752,854.36          5.21  40.08   9.410     665     98.05     98.08       213        209     3
9.501 - 10.000         405    24,468,905.47          8.09  40.61   9.915     654     98.57     98.65       194        191     3
10.001 - 10.500        206    12,518,536.37          4.14  40.54  10.388     643     99.39     99.39       187        183     3
10.501 - 11.000        316    18,896,790.68          6.25  42.71  10.871     637     99.18     99.18       181        177     3
11.001 - 11.500        141     6,551,392.89          2.17  40.80  11.319     622     98.27     98.34       181        178     3
11.501 - 12.000         24     1,387,347.78          0.46  44.15  11.931     621     99.26     99.26       182        179     3
12.001 - 12.500         15       657,632.45          0.22  38.12  12.481     614     98.74     98.74       180        176     4
12.501 - 13.000          2        79,143.24          0.03  23.69  12.851     615     99.05     99.05       180        177     3
                     -----  ---------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:               2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                     =====  ===============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

2. COMBINED ORIGINAL LTV

                                                                                            W.A.
                 NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
COMBINED        MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO   TERM TO   LOAN
ORIGINAL LTV      LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

80.01 - 85.00        243  $ 58,597,092.44         19.38% 39.98%  7.056%    613     84.31%    84.65%      358        354     3
85.01 - 90.00        411    99,952,470.85         33.06  40.64   7.048     637     89.51     89.59       354        351     3
90.01 - 95.00        312    57,896,559.62         19.15  40.63   7.726     640     94.64     94.69       340        337     3
95.01 - 100.00     1,401    85,918,937.12         28.42  41.23   9.930     663     99.96     99.96       186        183     3
                   -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:             2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                   =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

--------------------------------------------------------------------------------

3. PRINCIPAL BALANCE

                            NUMBER                       PERCENT
                              OF        AGGREGATE       OF LOANS            W.A.    W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT
PRINCIPAL BALANCE            LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE
-------------------------  --------  ---------------  ------------  -----  ------  ------

less than 50,000.00             701  $ 22,716,465.70          7.51% 40.18% 10.119%    645
50,000.01 - 100,000.00          772    55,243,735.03         18.27  41.15   9.722     660
100,000.01 - 150,000.00         274    33,217,132.65         10.99  40.73   8.759     644
150,000.01 - 200,000.00         161    28,326,634.20          9.37  41.24   7.962     624
200,000.01 - 250,000.00          95    21,189,271.59          7.01  39.61   7.221     621
250,000.01 - 300,000.00          96    26,646,781.55          8.81  41.56   6.971     631
300,000.01 - 350,000.00          77    24,920,719.20          8.24  40.23   7.025     634
350,000.01 - 400,000.00          61    22,627,154.72          7.48  39.50   7.027     638
400,000.01 - 450,000.00          36    15,261,290.18          5.05  42.97   6.897     617
450,000.01 - 500,000.00          28    13,414,057.18          4.44  40.88   6.974     642
500,000.01 - 550,000.00          29    15,221,347.97          5.03  42.17   6.693     656
550,000.01 - 600,000.00          13     7,446,047.16          2.46  38.53   7.241     632
600,000.01 - 650,000.00          14     8,706,209.35          2.88  38.93   6.955     647
650,000.01 - 700,000.00           5     3,325,377.08          1.10  36.33   6.366     643
700,000.01 - 750,000.00           3     2,203,090.60          0.73  40.44   6.316     669
850,000.01 - 900,000.00           1       899,746.87          0.30  22.47   6.750     607
950,000.01 - 1,000,000.00         1       999,999.00          0.33  47.53   5.875     678
                              -----  ---------------        ------  -----  ------     ---
TOTAL:                        2,367  $302,365,060.03        100.00% 40.68%  7.998%    640
                              =====  ===============        ======  =====  ======     ===

                                       W.A.
                             W.A.    COMBINED    W.A.       W.A.
                           COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                           ORIGINAL     LTV    TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE             LTV      W SS    MATURITY   MATURITY   AGE
-------------------------  --------  --------  --------  ---------  ----

less than 50,000.00           98.91%    98.93%      186        183     3
50,000.01 - 100,000.00        97.99     98.03       209        206     3
100,000.01 - 150,000.00       95.17     95.34       258        254     3
150,000.01 - 200,000.00       91.41     91.41       324        320     3
200,000.01 - 250,000.00       88.28     88.56       358        355     3
250,000.01 - 300,000.00       89.55     89.55       360        357     3
300,000.01 - 350,000.00       89.10     89.16       360        357     3
350,000.01 - 400,000.00       89.58     89.58       360        357     3
400,000.01 - 450,000.00       88.84     88.84       360        357     3
450,000.01 - 500,000.00       89.66     89.66       353        350     3
500,000.01 - 550,000.00       88.56     88.89       360        357     3
550,000.01 - 600,000.00       91.17     91.17       360        356     4
600,000.01 - 650,000.00       91.35     92.45       360        357     3
650,000.01 - 700,000.00       90.63     90.63       360        356     4
700,000.01 - 750,000.00       85.04     85.04       360        357     3
850,000.01 - 900,000.00       90.00     90.00       360        355     5
950,000.01 - 1,000,000.00     89.48     89.48       360        357     3
                              -----     -----       ---        ---   ---
TOTAL:                        92.45%    92.55%      304        301     3
                              =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                                                                                           W.A.
                NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
ORIGINAL TERM  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
TO MATURITY     LOANS        BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

180               1,527  $ 93,493,887.25         30.92% 41.16%  9.954%    662     99.10%    99.10%      180        177     3
240                   6       277,211.50          0.09  48.12   8.574     667     97.28     97.28       240        236     4
360                 834   208,593,961.28         68.99  40.46   7.121     631     89.47     89.61       360        357     3
                  -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:            2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                  =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

--------------------------------------------------------------------------------

5. REMAINING TERM TO MATURITY

                                                                                           W.A.
                 NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                   OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
REMAINING TERM  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
TO MATURITY       LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

171 - 175             65  $  4,593,744.70          1.52% 39.74%  9.571%    650     98.12%    98.12%      180        175     5
176 - 180          1,462    88,900,142.55         29.40  41.23   9.974     662     99.15     99.15       180        177     3
231 - 235              2        39,558.96          0.01  43.09  11.222     619    100.00    100.00       240        235     5
236 - 240              4       237,652.54          0.08  48.96   8.133     675     96.83     96.83       240        236     4
351 - 355             44     9,694,025.85          3.21  39.47   7.321     616     90.97     90.97       360        355     5
356 - 360            790   198,899,935.43         65.78  40.50   7.112     631     89.39     89.55       360        357     3
                   -----  ---------------        ------  -----  ------     ---    ------    ------       ---        ---   ---
TOTAL:             2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                   =====  ===============        ======  =====  ======     ===    ======    ======       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

                                                                                          W.A.
               NUMBER                       PERCENT                             W.A.    COMBINED    W.A.      W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
CREDIT SCORE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY  MATURITY    AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

801 - 850            8  $  1,207,580.48          0.40% 37.88%  7.059%    805     93.74%    93.74%      326        323     4
751 - 800           91    11,458,110.79          3.79  37.62   7.499     766     92.70     93.14       287        284     3
701 - 750          267    29,325,421.83          9.70  40.94   8.108     720     94.98     94.98       269        266     3
651 - 700          686    85,963,532.59         28.43  40.80   7.956     673     93.48     93.49       292        288     3
601 - 650          828   102,214,360.11         33.80  41.20   8.021     626     92.79     92.98       303        300     3
551 - 600          396    54,728,360.05         18.10  40.16   8.018     579     90.45     90.48       330        327     3
501 - 550           91    17,467,694.18          5.78  40.45   8.225     525     87.22     87.45       359        356     3
                 -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:           2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                 =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

7. PROPERTY TYPE

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
PROPERTY TYPE          LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

Single Family
   Residence            1,755  $226,849,952.89         75.03% 40.89%  7.956%    638     92.23%    92.31%      306        303     3
Planned Unit
   Development            357    46,759,308.67         15.46  39.53   8.114     641     92.99     93.01       300        297     3
Condominium               230    23,326,871.88          7.71  41.42   8.253     654     94.06     94.28       289        286     3
Two-to-Four Family         25     5,428,926.59          1.80  38.58   7.661     679     90.41     91.34       322        319     4
                        -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                  2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                        =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
OCCUPANCY STATUS       LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

Primary                 2,209  $275,827,148.02         91.22% 40.80%  8.030%    636     92.58%    92.68%      301        297     3
Investment                 78    16,539,579.51          5.47  39.76   7.632     689     89.96     90.03       359        355     3
Second/Vacation            80     9,998,332.50          3.31  38.95   7.732     685     93.15     93.15       312        309     3
                        -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                  2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                        =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                                                                 W.A.
                        NUMBER                      PERCENT                            W.A.    COMBINED    W.A.       W.A.
                          OF        AGGREGATE      OF LOANS           W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL      PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
DOCUMENTATION            LOANS       BALANCE      BY BALANCE   DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
---------------------  --------  ---------------  ----------  -----  ------  ------  --------  --------  --------  ---------  ----

Full Documentation        1,130  $146,401,979.84       48.42% 41.24%  7.794%    627     92.07%    92.22%      317        314     3
Stated Income/
   Verified Assets
   (Streamlined)            686    52,492,262.31       17.36  41.32   9.726     675     98.43     98.55       215        212     3
Limited Documentation       311    50,887,269.99       16.83  38.55   7.605     631     91.52     91.56       318        315     3
Stated Income
   Documentation            176    45,563,573.58       15.07  40.89   7.091     650     87.62     87.65       352        348     3
Lite Documentation           51     4,919,069.70        1.63  37.78   8.213     676     94.52     94.60       277        274     4
Full-Alternative
   Documentation             13     2,100,904.61        0.69  39.56   7.763     613     92.01     92.01       321        318     3
                          -----  ---------------      ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                    2,367  $302,365,060.03      100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                          =====  ===============      ======  =====   =====     ===     =====     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

--------------------------------------------------------------------------------

10. LOAN PURPOSE

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
LOAN PURPOSE           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

C/O Refi                  825  $154,153,992.21         50.98% 40.84%  7.409%    624     90.13%    90.16%      338        334     3
Purchase                1,458   132,987,330.96         43.98  40.63   8.767     661     95.62     95.81       261        258     3
R/T Refi                   83    15,017,298.01          4.97  39.50   7.241     625     88.37     88.47       342        339     3
Texas C/O Refi              1       206,438.85          0.07  43.35   8.000     683     82.80     82.80       360        356     4
                        -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                  2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                        =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

11. PRODUCT TYPE

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
PRODUCT TYPE           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0.5/29.5 6 ML               1  $    214,546.54          0.07% 17.14%  6.990%    582     90.00%    90.00%      360        357     3
15 YR FIXED                34     2,568,080.48          0.85  41.66   7.946     662     93.18     93.18       180        176     4
15/30 BALLOON           1,493    90,925,806.77         30.07  41.14  10.011     662     99.27     99.27       180        177     3
20 YR FIXED                 6       277,211.50          0.09  48.12   8.574     667     97.28     97.28       240        236     4
2/28 6 ML                 381    79,559,577.58         26.31  41.17   7.534     622     89.78     89.98       360        357     3
2/28 6 ML with 10
   yr IO                    5     1,523,992.18          0.50  38.19   6.873     630     89.98     89.98       360        357     3
2/28 6 ML with 5
   yr IO                  116    39,381,346.88         13.02  37.48   6.582     653     89.91     89.92       360        357     3
2/28 6 ML 30/40
   BALLOON                139    44,042,116.15         14.57  41.94   7.112     604     89.06     89.34       360        357     3
30 YR FIXED               111    22,003,016.81          7.28  41.52   7.004     648     88.88     88.89       360        357     3
30 YR FIXED 30/40
   BALLOON                 11     3,179,063.20          1.05  38.43   6.723     648     87.66     87.94       360        356     4
3/27 6 ML                  26     6,200,875.75          2.05  41.56   7.005     621     87.83     87.83       360        357     3
3/27 6 ML with 5
   yr IO                    3     1,256,012.50          0.42  36.86   6.845     683     92.09     92.09       360        357     3
3/27 6 ML 30/40
   BALLOON                  6     1,280,812.72          0.42  44.02   6.519     627     87.31     87.31       360        357     3
5/25 6 ML                  13     2,351,969.11          0.78  38.20   6.765     694     91.02     91.29       360        357     3
5/25 6 ML with 10
   yr IO                    2     1,071,500.00          0.35  37.93   6.533     655     90.00     90.00       360        357     3
5/25 6 ML with 5
   yr IO                   15     5,339,141.23          1.77  38.54   6.422     699     89.05     89.05       360        357     3
5/25 6 ML 30/40
   BALLOON                  5     1,189,990.63          0.39  38.89   7.201     607     90.32     90.32       360        357     3
                        -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                  2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                        =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

12. IO TERM

                                                                                         W.A.
              NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
             MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
IO TERM        LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-----------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0               2,226  $253,793,067.24         83.94% 41.27%  8.270%    637     92.95%    93.06%      294        290     3
60                134    45,976,500.61         15.21  37.59   6.571     659     89.87     89.88       360        357     3
120                 7     2,595,492.18          0.86  38.08   6.732     640     89.99     89.99       360        357     3
                -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:          2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

--------------------------------------------------------------------------------

13. LIEN POSITION

                                                                                           W.A.
                NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL    LTV      TERM TO   TERM TO   LOAN
LIEN POSITION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

1                   848  $210,341,775.19         69.57% 40.47%  7.118%    631     89.47%    89.62%      359        355     3
2                 1,519    92,023,284.84         30.43  41.15  10.011     662     99.27     99.27       180        177     3
                  -----  ---------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:            2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                  =====  ===============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

14. PREPAYMENT PENALTY TERM

                                                                                                W.A.
                     NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                       OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
PREPAYMENT PENALTY  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO   TERM TO   LOAN
TERM                  LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0                        989  $113,051,820.39         37.39% 40.86%  8.174%    647     92.78%    92.79%      298        294     3
6                          1        53,015.11          0.02  48.20  10.550     547     90.00     90.00       360        356     4
12                        62     9,781,101.94          3.23  40.19   7.698     650     91.66     91.71       308        305     3
24                     1,149   152,025,848.10         50.28  40.49   8.001     634     92.63     92.80       303        300     3
36                       166    27,453,274.49          9.08  41.13   7.361     643     90.41     90.50       334        331     3
                       -----  ---------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                 2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                       =====  ===============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

15. GEOGRAPHIC DISTRIBUTION

                                                                                                  W.A.
                       NUMBER                       PERCENT                              W.A.   COMBINED    W.A.       W.A.
                         OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
GEOGRAPHIC            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
DISTRIBUTION            LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

California                 800  $136,062,535.75         45.00% 40.80%  7.887%    646     92.52%    92.67%      298        295     3
New York                   115    18,027,979.92          5.96  42.67   7.830     648     91.74     91.74       309        305     3
Maryland                   117    16,613,225.18          5.49  39.86   7.895     634     91.69     91.69       311        308     3
New Jersey                  76    13,130,262.70          4.34  40.63   7.533     640     91.89     91.89       317        314     3
Florida                    131    12,493,889.72          4.13  41.09   8.319     644     93.35     93.35       304        301     3
Washington                 108    10,638,157.62          3.52  42.77   8.374     622     93.61     93.70       303        299     3
Virginia                    97    10,583,853.71          3.50  43.11   8.573     639     92.49     92.66       286        283     3
Texas                      160    10,086,665.83          3.34  37.13   8.661     634     94.37     94.49       283        280     3
Illinois                    92    10,016,043.19          3.31  41.77   8.074     644     92.50     92.50       320        317     3
Massachusetts               67     9,717,666.33          3.21  40.88   7.416     655     91.07     91.07       314        311     3
Arizona                     72     9,243,918.03          3.06  40.86   7.829     648     91.84     91.84       319        315     3
Nevada                      57     5,503,889.98          1.82  41.11   8.633     651     94.24     94.24       279        276     3
Pennsylvania                46     3,411,376.56          1.13  39.23   8.357     609     92.19     92.19       321        318     3
Connecticut                 27     3,327,305.83          1.10  33.78   7.809     628     91.86     91.86       324        321     3
Missouri                    41     2,929,110.67          0.97  43.39   8.193     618     91.42     91.42       330        326     3
Louisiana                   39     2,574,180.35          0.85  38.34   8.658     611     93.09     93.49       316        313     4
Colorado                    18     2,262,772.08          0.75  41.17   7.264     628     91.08     91.43       343        339     4
Georgia                     27     2,176,982.70          0.72  31.64   8.678     611     92.58     92.58       304        300     3
Michigan                    19     2,126,562.30          0.70  37.15   7.658     616     93.44     93.64       339        335     4
New Hampshire               16     1,826,151.87          0.60  45.42   7.654     615     89.43     89.43       325        322     3
Oregon                      18     1,707,345.32          0.56  38.62   8.355     635     93.24     93.24       290        286     4
North Carolina              29     1,670,478.22          0.55  36.81   9.293     618     94.51     94.51       273        269     4
Tennessee                   21     1,285,193.30          0.43  41.42   8.020     627     93.37     93.63       313        309     4
Idaho                       20     1,226,557.50          0.41  35.02   8.624     625     92.69     92.69       286        282     3
Wisconsin                   16     1,214,834.34          0.40  41.00   8.405     597     92.67     92.67       315        312     3
District of Columbia        11     1,126,773.31          0.37  42.47   8.073     614     92.28     92.28       304        301     3
Arkansas                     9     1,089,617.67          0.36  33.35   7.955     615     91.05     91.05       357        353     4
Mississippi                 20     1,067,458.60          0.35  39.35   9.472     583     92.01     93.06       303        300     3
Indiana                     11     1,066,566.95          0.35  39.12   9.176     593     93.03     93.03       343        339     4
Delaware                     6     1,046,505.96          0.35  32.84   7.420     608     92.35     92.35       342        339     3
Ohio                        15     1,025,328.22          0.34  34.83   8.375     650     93.36     93.99       337        333     4
Kansas                       5       791,124.34          0.26  50.57   7.581     605     91.38     91.38       335        331     4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

                                                                                            W.A.
                 NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
GEOGRAPHIC         OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
DISTRIBUTION    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO   TERM TO   LOAN
(CONT)            LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE    LTV       W SS    MATURITY   MATURITY   AGE
--------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

Oklahoma              13       767,171.27          0.25  43.51   8.871     630     93.01     93.01       295        291     4
Maine                  6       698,317.25          0.23  43.16   7.614     628     88.40     88.40       317        314     3
South Carolina         6       646,751.20          0.21  40.91   7.716     621     94.76     96.42       341        338     4
Minnesota              4       617,708.92          0.20  45.98   7.431     618     91.49     91.49       333        330     3
Rhode Island           6       562,680.29          0.19  32.86   8.013     643     91.84     91.84       278        274     4
West Virginia          3       357,521.28          0.12  42.18   8.799     634     87.66     87.66       348        345     3
Vermont                2       352,807.70          0.12  49.78   6.838     623     85.48     85.48       360        355     5
New Mexico             6       319,976.34          0.11  34.20  10.256     641     98.01     98.01       210        207     3
Utah                   3       318,577.22          0.11  36.46   6.860     664     84.68     84.68       342        339     3
Montana                6       267,079.91          0.09  40.23   8.970     651    100.00    100.00       245        241     3
North Dakota           2       179,124.65          0.06  46.97   8.136     675     94.29     94.29       360        356     4
Iowa                   1       108,684.58          0.04  24.07   7.675     610     88.40     88.40       360        356     4
Wyoming                2        81,167.68          0.03  36.24   9.587     660     97.67     97.67       180        176     4
Kentucky               1        17,177.69          0.01  31.74  11.500     624    100.00    100.00       180        176     4
                   -----  ---------------        ------  -----  ------     ---    ------    ------       ---        ---   ---
TOTAL:             2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                   =====  ===============        ======  =====  ======     ===    ======    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

16. GROSS MARGIN

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
GROSS MARGIN           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY  AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

4.001 - 4.500              29  $  5,357,116.86          2.92% 40.00%  7.443%    647     89.72%    89.72%      360        357     3
4.501 - 5.000               3       615,572.95          0.34  39.01   6.792     593     89.68     89.68       360        356     4
5.001 - 5.500              25     7,385,887.59          4.03  42.39   6.240     660     87.97     88.65       360        357     3
5.501 - 6.000              83    25,984,420.57         14.17  39.35   6.404     647     87.87     88.25       360        357     3
6.001 - 6.500             146    42,024,774.29         22.91  39.85   6.872     626     88.84     88.99       360        357     3
6.501 - 7.000             133    38,040,988.86         20.74  39.22   7.077     626     89.72     89.74       360        357     3
7.001 - 7.500             141    33,978,191.71         18.53  41.48   7.501     618     90.18     90.27       360        357     3
7.501 - 8.000             123    25,669,845.39         14.00  42.54   7.885     625     91.77     91.91       360        357     3
8.001 - 8.500              16     2,841,018.89          1.55  37.35   8.474     594     89.14     89.14       360        357     3
8.501 - 9.000              11     1,402,463.37          0.76  35.96   9.245     577     92.00     92.64       360        357     3
9.001 - 9.500               2       111,600.79          0.06  36.40  10.026     573     93.19     93.19       360        357     3
                          ---  ---------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                    712  $183,411,881.27        100.00% 40.36%  7.142%    628     89.57%    89.73%      360        357     3
                          ===  ===============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

17. INITIAL CAP

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
INITIAL CAP            LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY  AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

1.000                       7  $  1,393,645.68          0.76% 35.56%  7.478%    605     90.39%    90.39%      360        357     3
1.500                      48    11,484,843.14          6.26  42.35   7.750     610     89.54     89.64       360        356     4
3.000                     641   164,228,731.22         89.54  40.34   7.124     627     89.58     89.75       360        357     3
5.000                      16     6,304,661.23          3.44  38.37   6.448     693     89.22     89.22       360        357     3
                          ---  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                    712  $183,411,881.27        100.00% 40.36%  7.142%    628     89.57%    89.73%      360        357     3
                          ===  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

18. PERIODIC CAP

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
PERIODIC CAP           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY  AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0.500                       1  $    193,600.70          0.11% 37.78%  7.625%    629     90.00%    90.00%      360        356     4
1.000                     709   182,710,453.49         99.62  40.35   7.140     628     89.56     89.72       360        357     3
2.000                       2       507,827.08          0.28  44.28   7.787     644     91.40     91.40       360        356     4
                          ---  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                    712  $183,411,881.27        100.00% 40.36%  7.142%    628     89.57%    89.73%      360        357     3
                          ===  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

19. MAXIMUM RATE

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
MAXIMUM RATE           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY  AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

11.001 - 11.500             3  $  1,286,665.83          0.70% 41.44%  6.113%    689     91.16%    91.16%      360        357     3
11.501 - 12.000             9     2,537,321.12          1.38  41.43   5.377     646     85.69     85.69       360        357     3
12.001 - 12.500            59    21,261,631.66         11.59  39.21   5.879     669     88.65     88.83       360        357     3
12.501 - 13.000            86    27,954,095.63         15.24  41.89   6.335     644     87.96     88.30       360        357     3
13.001 - 13.500           159    45,855,805.56         25.00  39.88   6.828     636     89.62     89.73       360        357     3
13.501 - 14.000           110    27,075,478.21         14.76  39.46   7.325     625     90.02     90.11       360        357     3
14.001 - 14.500           102    25,739,385.61         14.03  40.98   7.790     611     90.73     90.90       360        357     3
14.501 - 15.000            96    18,629,912.45         10.16  41.44   8.350     603     90.91     90.98       360        357     3
15.001 - 15.500            51     7,954,719.37          4.34  40.75   8.769     575     89.46     89.46       360        357     3
15.501 - 16.000            20     2,678,537.08          1.46  34.77   9.285     557     90.07     90.23       360        356     4
16.001 - 16.500            12     1,861,669.18          1.02  38.90   9.804     576     89.84     90.79       360        357     3
16.501 - 17.000             3       476,943.91          0.26  45.89  10.275     543     93.84     93.84       360        355     5
17.001 - 17.500             1        53,015.11          0.03  48.20  10.550     547     90.00     90.00       360        356     4
17.501 - 18.000             1        46,700.55          0.03  38.37  11.125     527     85.00     95.00       360        357     3
                          ---  ---------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                    712  $183,411,881.27        100.00% 40.36%  7.142%    628     89.57%    89.73%      360        357     3
                          ===  ===============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

20. MINIMUM RATE

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
MINIMUM RATE           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY  AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

4.501 - 5.000               1  $    547,915.83          0.30% 40.42%  4.750%    772     88.71%    88.71%      360        357     3
5.001 - 5.500               9     2,537,321.12          1.38  41.43   5.377     646     85.69     85.69       360        357     3
5.501 - 6.000              59    21,261,631.66         11.59  39.21   5.879     669     88.65     88.83       360        357     3
6.001 - 6.500              86    27,954,095.63         15.24  41.89   6.335     644     87.96     88.30       360        357     3
6.501 - 7.000             160    46,228,805.56         25.20  39.90   6.830     635     89.63     89.74       360        357     3
7.001 - 7.500             113    28,048,905.23         15.29  39.68   7.335     626     90.18     90.27       360        357     3
7.501 - 8.000             101    25,358,336.59         13.83  40.88   7.795     610     90.68     90.85       360        357     3
8.001 - 8.500              95    18,403,284.45         10.03  41.36   8.349     603     90.86     90.93       360        357     3
8.501 - 9.000              53     8,143,142.23          4.44  40.62   8.775     574     89.39     89.39       360        357     3
9.001 - 9.500              19     2,551,759.02          1.39  34.76   9.313     559     90.45     90.62       360        356     4
9.501 - 10.000             11     1,800,024.38          0.98  39.00   9.810     576     89.66     90.64       360        356     4
10.001 - 10.500             3       476,943.91          0.26  45.89  10.275     543     93.84     93.84       360        355     5
10.501 - 11.000             1        53,015.11          0.03  48.20  10.550     547     90.00     90.00       360        356     4
11.001 - 11.500             1        46,700.55          0.03  38.37  11.125     527     85.00     95.00       360        357     3
                          ---  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                    712  $183,411,881.27        100.00% 40.36%  7.142%    628     89.57%    89.73%      360        357     3
                          ===  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

21. NEXT RATE ADJUSTMENT DATE

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
NEXT RATE            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
ADJUSTMENT DATE        LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

December 1, 2005            1  $    214,546.54          0.12% 17.14%  6.990%    582     90.00%    90.00%      360        357     3
March 1, 2007               4       886,930.20          0.48  43.52   9.026     579     94.51     94.51       360        354     6
April 1, 2007              29     7,020,479.78          3.83  36.80   7.142     612     90.14     90.14       360        355     5
May 1, 2007               174    43,219,558.22         23.56  39.76   7.186     624     89.70     89.93       360        356     4
June 1, 2007              433   113,028,808.95         61.63  40.91   7.174     626     89.50     89.67       360        357     3
May 1, 2008                 9     1,848,661.51          1.01  45.16   7.427     609     89.26     89.26       360        356     4
June 1, 2008               25     6,745,803.42          3.68  40.07   6.780     636     88.19     88.19       360        357     3
July 1, 2008                1       143,236.04          0.08  45.90   6.425     662     84.91     84.91       360        358     2
May 1, 2010                10     2,303,848.18          1.26  39.74   7.211     682     89.87     89.87       360        356     4
June 1, 2010               26     8,000,008.43          4.36  38.45   6.488     683     89.97     90.05       360        357     3
                          ---  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                    712  $183,411,881.27        100.00% 40.36%  7.142%    628     89.57%    89.73%      360        357     3
                          ===  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

22. DTI

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
DTI                    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0.00 - 4.99                 4  $  1,063,366.76          0.35%  2.95%  6.564%    688     95.04%    95.04%      348        344     4
5.00 - 9.99                 7     1,786,017.76          0.59   8.95   7.565     605     91.21     91.21       332        329     3
10.00 - 14.99              18     2,057,662.80          0.68  12.75   7.814     648     91.95     91.95       301        298     4
15.00 - 19.99              32     3,682,921.35          1.22  18.61   7.972     617     91.33     91.42       323        320     4
20.00 - 24.99              80    10,303,926.23          3.41  22.82   7.984     644     91.80     91.85       312        309     4
25.00 - 29.99             150    18,757,007.02          6.20  27.66   7.684     638     90.79     90.79       317        314     3
30.00 - 34.99             246    29,665,660.13          9.81  32.53   7.999     643     92.17     92.22       308        305     3
35.00 - 39.99             425    54,285,875.17         17.95  37.74   7.961     644     92.63     92.77       303        300     3
40.00 - 44.99             556    70,417,340.73         23.29  42.53   8.099     645     92.90     92.98       295        292     3
45.00 - 49.99             648    79,870,981.20         26.42  47.64   8.186     637     92.80     92.95       298        294     3
50.00 - 54.99             170    24,958,259.30          8.25  52.30   7.686     633     92.28     92.36       323        319     3
55.00 >=                   31     5,516,041.58          1.82  56.78   7.385     624     90.18     90.18       333        330     3
                        -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                  2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                        =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

23. CREDIT GRADE

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
CREDIT GRADE           LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

AA                      1,219  $146,270,362.54         48.38% 40.77%  7.984%    685     93.89%    93.92%      288        284     3
A                         667    82,598,658.11         27.32  41.05   7.978     622     92.41     92.56       302        299     3
A-                        271    30,330,327.33         10.03  39.54   8.191     595     91.43     91.61       310        307     3
B+                        113    24,499,482.56          8.10  41.13   7.762     565     89.32     89.36       360        356     3
B                          91    17,547,689.82          5.80  39.24   8.203     541     87.28     87.64       360        357     3
C                           6     1,118,539.67          0.37  45.10   8.142     517     85.66     85.66       360        357     3
                        -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                  2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                        =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                          Original CLTV > 80 Loans Only

24. DELINQUENCY STATUS

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
DELINQUENCY STATUS     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0-29 days               2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                        -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                  2,367  $302,365,060.03        100.00% 40.68%  7.998%    640     92.45%    92.55%      304        301     3
                        =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                              Piggyback Loans Only

1. MORTGAGE COUPONS

                   NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
MORTGAGE COUPONS    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
----------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

5.501 - 6.000            1  $    35,914.55          0.09% 44.73%  6.000%    629     90.00%      180        177     3
7.001 - 7.500            2      157,559.46          0.38  31.85   7.250     654    100.00       180        176     4
7.501 - 8.000            7      377,709.55          0.90  40.85   7.978     695    100.00       180        177     3
8.001 - 8.500           44    3,238,262.11          7.71  40.28   8.338     727    100.00       180        177     3
8.501 - 9.000           56    3,765,176.63          8.97  40.27   8.923     677     98.73       180        177     3
9.001 - 9.500           86    6,349,574.60         15.12  41.08   9.433     690     99.77       180        177     3
9.501 - 10.000         179   10,711,775.39         25.51  40.42   9.927     663     99.46       180        177     3
10.001 - 10.500         90    5,709,263.86         13.60  39.83  10.404     645     99.62       180        177     3
10.501 - 11.000        135    7,580,796.17         18.06  42.47  10.867     640     99.00       180        177     3
11.001 - 11.500         72    3,151,936.41          7.51  40.83  11.330     630     98.97       180        177     3
11.501 - 12.000         12      555,746.19          1.32  41.90  11.910     619     99.01       182        178     4
12.001 - 12.500          7      288,352.97          0.69  41.67  12.456     616     97.42       180        177     3
12.501 - 13.000          1       64,154.22          0.15  22.37  12.875     616    100.00       180        177     3
                       ---  --------------        ------  -----  ------     ---    ------       ---        ---   ---
TOTAL:                 692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                       ===  ==============        ======  =====  ======     ===    ======       ===        ===   ===

--------------------------------------------------------------------------------

2. COMBINED ORIGINAL LTV

                        NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                          OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL    BY PRINCIPAL  W.A.    GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
COMBINED ORIGINAL LTV   LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
---------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

85.01 - 90.00                20  $ 1,228,328.29          2.93% 42.02% 10.253%    642     89.90%      180        177     3
90.01 - 95.00                47    2,522,711.50          6.01  39.60  10.316     633     94.64       180        177     3
95.01 - 100.00              625   38,235,182.32         91.07  40.83   9.968     666     99.98       180        177     3
                            ---  --------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                      692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                            ===  ==============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                              Piggyback Loans Only

3. PRINCIPAL BALANCE

                          NUMBER                      PERCENT                              W.A.     W.A.       W.A.
                            OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE         LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

less than 50,000.00           328  $10,607,707.31         25.26% 39.79% 10.202%    645     99.08%      180        177     3
50,000.01 - 100,000.00        268   19,273,854.82         45.91  41.63  10.094     668     99.57       180        177     3
100,000.01 - 150,000.00        83    9,876,013.61         23.52  41.24   9.621     676     99.45       180        177     3
150,000.01 - 200,000.00        13    2,228,646.37          5.31  36.33   9.848     649     98.49       180        176     4
                              ---  --------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                        692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                              ===  ==============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                            NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                              OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL  W.A.   GROSS   CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
ORIGINAL TERM TO MATURITY   LOANS        BALANCE        BALANCE     DTI   COUPON  SCORE      LTV    MATURITY   MATURITY  AGE
-------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

180                             690  $41,946,663.15        99.91%  40.79%  9.996%    663     99.36%      180        177     3
240                               2       39,558.96         0.09   43.09  11.222     619    100.00       240        235     5
                                ---  --------------       ------   -----  ------     ---    ------       ---        ---   ---
TOTAL:                          692  $41,986,222.11       100.00%  40.79%  9.997%    663     99.36%      180        177     3
                                ===  ==============       ======   =====  ======     ===    ======       ===        ===   ===

--------------------------------------------------------------------------------

5. REMAINING TERM TO MATURITY

                             NUMBER                      PERCENT                             W.A.      W.A.      W.A.
                               OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY  MATURITY    AGE
--------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

171 - 175                         23  $ 1,595,735.90          3.80% 37.96%  9.830%    642     98.92%      180        175     5
176 - 180                        667   40,350,927.25         96.11  40.90  10.002     664     99.38       180        177     3
231 - 235                          2       39,558.96          0.09  43.09  11.222     619    100.00       240        235     5
                                 ---  --------------        ------  -----  ------     ---    ------       ---        ---   ---
TOTAL:                           692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                                 ===  ==============        ======  =====  ======     ===    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                              Piggyback Loans Only

6. CREDIT SCORE

               NUMBER                     PERCENT                              W.A.      W.A.      W.A.
                 OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE    PRINCIPAL     BY PRINCIPAL  W.A.   GROSS   CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
CREDIT SCORE   LOANS       BALANCE        BALANCE      DTI   COUPON  SCORE      LTV    MATURITY  MATURITY   AGE
------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

801 - 850            2  $    82,835.03          0.20% 37.54%  8.099%    810    100.00%      180        177     3
751 - 800           32    2,379,481.86          5.67  37.79   9.069     769    100.00       180        177     3
701 - 750           95    7,062,415.90         16.82  41.18   9.384     720     99.87       180        177     3
651 - 700          219   14,159,959.49         33.73  41.05   9.976     673     99.46       180        177     3
601 - 650          258   14,517,571.99         34.58  41.09  10.339     628     98.95       180        177     3
551 - 600           85    3,748,194.43          8.93  39.89  10.526     589     99.23       180        177     4
501 - 550            1       35,763.41          0.09  44.43  11.250     544    100.00       180        177     3
                   ---  --------------        ------  -----  ------     ---    ------       ---        ---   ---
TOTAL:             692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                   ===  ==============        ======  =====  ======     ===    ======       ===        ===   ===

--------------------------------------------------------------------------------

7. PROPERTY TYPE

                           NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                             OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
PROPERTY TYPE               LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
------------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Single Family Residence        496  $30,409,056.20         72.43% 41.47%  9.988%    663     99.39%      180        177     3
Planned Unit Development       123    7,663,035.29         18.25  38.17   9.938     664     99.34       180        177     3
Condominium                     72    3,855,393.45          9.18  40.68  10.164     662     99.32       180        177     3
Two-to-Four Family               1       58,737.17          0.14  38.42  11.250     675     90.00       180        177     3
                               ---  --------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                         692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                               ===  ==============        ======  =====  ======     ===     =====       ===        ===   ===

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                   NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                     OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
OCCUPANCY STATUS    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY  AGE
----------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Primary                672  $40,762,788.72         97.09% 40.88% 10.015%    662     99.37%      180        177     3
Second/Vacation         20    1,223,433.39          2.91  37.88   9.376     719     99.03       180        177     3
                       ---  --------------        ------  -----  ------     ---     -----       ---        ---   ---
TOTAL:                 692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                       ===  ==============        ======  =====  ======     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                              Piggyback Loans Only

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                           PERCENT
                                 NUMBER                    OF LOANS                            W.A.       W.A.      W.A.
                                   OF        AGGREGATE        BY             W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                                MORTGAGE     PRINCIPAL    PRINCIPAL   W.A.  GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO   LOAN
DOCUMENTATION                    LOANS        BALANCE       BALANCE   DTI   COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
------------------------------  --------  --------------  ---------  -----  ------  ------  ---------  --------  ---------  ----

Stated Income/Verified
   Assets (Streamlined)              305  $20,232,311.07      48.19% 41.16% 10.282%    676      99.56%      180        177     3
Full Documentation                   279   14,481,429.19      34.49  41.24   9.719     648      99.62       180        177     3
Limited Documentation                 70    4,970,274.28      11.84  38.96   9.646     660      99.42       180        177     3
Lite Documentation                    21    1,317,596.37       3.14  38.77   9.869     655      99.04       180        176     4
Stated Income Documentation           14      809,003.00       1.93  40.87  10.337     650      89.85       180        177     3
Full-Alternative Documentation         3      175,608.20       0.42  27.74   9.396     688     100.00       180        177     3
                                     ---  --------------     ------  -----  ------     ---     ------       ---        ---   ---
TOTAL:                               692  $41,986,222.11     100.00% 40.79%  9.997%    663      99.36%      180        177     3
                                     ===  ==============     ======  =====  ======     ===     ======       ===        ===   ===

--------------------------------------------------------------------------------

10. LOAN PURPOSE

                                         PERCENT
               NUMBER                    OF LOANS                            W.A.       W.A.      W.A.
                 OF        AGGREGATE        BY             W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL    PRINCIPAL   W.A.   GROSS  CREDIT   ORIGINAL   TERM TO   TERM TO   LOAN
LOAN PURPOSE   LOANS        BALANCE       BALANCE   DTI   COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
------------  --------  --------------  ---------  -----  ------  ------  ---------  --------  ---------  ----

Purchase           537  $32,214,502.99      76.73% 41.03%  9.953%    668      99.60%      180        177     3
C/O Refi           152    9,693,962.03      23.09  40.08  10.137     647      98.59       180        177     3
R/T Refi             3       77,757.09       0.19  33.46  10.558     625      97.30       180        177     3
                   ---  --------------     ------  -----  ------     ---      -----       ---        ---   ---
TOTAL:             692  $41,986,222.11     100.00% 40.79%  9.997%    663      99.36%      180        177     3
                   ===  ==============     ======  =====  ======     ===      =====       ===        ===   ===

--------------------------------------------------------------------------------

11. PRODUCT TYPE

                                          PERCENT
                NUMBER                    OF LOANS                            W.A.       W.A.      W.A.
                  OF        AGGREGATE        BY             W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL    PRINCIPAL   W.A.   GROSS  CREDIT   ORIGINAL   TERM TO   TERM TO   LOAN
PRODUCT TYPE    LOANS        BALANCE       BALANCE   DTI   COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
-------------  --------  --------------  ---------  -----  ------  ------  ---------  --------  ---------  ----

15 YR FIXED          10  $   429,501.69       1.02% 37.30%  9.842%    650      99.64%      180        176     4
15/30 BALLOON       680   41,517,161.46      98.88  40.83   9.997     663      99.36       180        177     3
20 YR FIXED           2       39,558.96       0.09  43.09  11.222     619     100.00       240        235     5
                    ---  --------------     ------  -----  ------     ---     ------       ---        ---   ---
TOTAL:              692  $41,986,222.11     100.00% 40.79%  9.997%    663      99.36%      180        177     3
                    ===  ==============     ======  =====  ======     ===     ======       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                              Piggyback Loans Only

12. IO TERM

                                    PERCENT
          NUMBER                    OF LOANS                            W.A.       W.A.      W.A.
            OF        AGGREGATE        BY             W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
         MORTGAGE     PRINCIPAL    PRINCIPAL   W.A.   GROSS  CREDIT   ORIGINAL   TERM TO   TERM TO   LOAN
IO TERM   LOANS        BALANCE       BALANCE   DTI   COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
-------  --------  --------------  ---------  -----  ------  ------  ---------  --------  ---------  ----

0             692  $41,986,222.11     100.00% 40.79%  9.997%    663      99.36%      180        177     3
              ---  --------------     ------  -----   -----     ---      -----       ---        ---   ---
TOTAL:        692  $41,986,222.11     100.00% 40.79%  9.997%    663      99.36%      180        177     3
              ===  ==============     ======  =====   =====     ===      =====       ===        ===   ===

--------------------------------------------------------------------------------

13. LIEN POSITION

                                          PERCENT
                NUMBER                    OF LOANS                            W.A.       W.A.      W.A.
                  OF        AGGREGATE        BY             W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL    PRINCIPAL   W.A.   GROSS  CREDIT   ORIGINAL   TERM TO   TERM TO   LOAN
LIEN POSITION   LOANS        BALANCE       BALANCE   DTI   COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
-------------  --------  --------------  ---------  -----  ------  ------  ---------  --------  ---------  ----

2                   692  $41,986,222.11     100.00% 40.79%  9.997%    663      99.36%      180        177     3
                    ---  --------------     ------  -----   -----     ---      -----       ---        ---   ---
TOTAL:              692  $41,986,222.11     100.00% 40.79%  9.997%    663      99.36%      180        177     3
                    ===  ==============     ======  =====   =====     ===      =====       ===        ===   ===

--------------------------------------------------------------------------------

14. PREPAYMENT PENALTY TERM

                                                    PERCENT
                          NUMBER                    OF LOANS                            W.A.       W.A.      W.A.
                            OF        AGGREGATE        BY             W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL    PRINCIPAL   W.A.   GROSS  CREDIT   ORIGINAL   TERM TO   TERM TO   LOAN
PREPAYMENT PENALTY TERM   LOANS        BALANCE       BALANCE   DTI   COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
-----------------------  --------  --------------  ---------  -----  ------  ------  ---------  --------  ---------  ----

0                             335  $18,385,955.19      43.79% 40.36% 10.060%    663      99.31%      180        177     3
12                             18    1,312,029.18       3.12  41.21  10.255     669      97.45       180        177     3
24                            314   20,838,087.91      49.63  41.13   9.925     664      99.60       180        177     3
36                             25    1,450,149.83       3.45  41.07   9.993     651      98.35       180        177     3
                              ---  --------------     ------  -----  ------     ---      -----       ---        ---   ---
TOTAL:                        692  $41,986,222.11     100.00% 40.79%  9.997%    663      99.36%      180        177     3
                              ===  ==============     ======  =====  ======     ===      =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                              Piggyback Loans Only

15. GEOGRAPHIC DISTRIBUTION

                          NUMBER                      PERCENT                             W.A.      W.A.      W.A.
                            OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

California                    237  $20,366,173.27         48.51% 41.10%  9.817%    668     99.52%      180        177     3
New York                       39    2,845,839.84          6.78  41.33  10.083     679     99.20       180        177     3
Texas                          60    1,968,546.41          4.69  39.76   9.887     646     99.85       180        177     3
Virginia                       33    1,959,919.38          4.67  42.61  10.168     674     98.96       180        177     3
Florida                        38    1,731,942.54          4.13  35.99  10.302     652     99.85       180        177     3
Maryland                       28    1,710,399.15          4.07  41.68   9.974     670     99.45       180        177     3
New Jersey                     23    1,528,364.21          3.64  41.64   9.756     663     98.38       180        177     3
Washington                     30    1,412,623.86          3.36  43.22  10.316     637     98.63       180        177     3
Massachusetts                  23    1,222,708.88          2.91  43.45   9.926     671     99.39       180        177     3
Nevada                         21    1,107,557.92          2.64  35.02  10.444     667     98.42       180        177     3
Illinois                       26    1,039,341.56          2.48  39.77  10.570     660     99.47       181        178     3
Arizona                        18      958,850.28          2.28  43.49  10.020     684     99.62       180        177     3
North Carolina                 12      510,462.64          1.22  28.05  10.370     646    100.00       180        177     3
Oregon                          7      380,778.36          0.91  44.00  10.005     622     94.76       180        176     4
Georgia                         8      323,480.90          0.77  30.89  10.713     661    100.00       180        176     4
Louisiana                      11      322,901.58          0.77  42.48  10.444     615    100.00       180        177     3
Pennsylvania                    9      309,604.02          0.74  38.78  10.059     619     98.69       180        176     4
Connecticut                     6      299,815.87          0.71  43.45  11.022     639     99.36       180        177     3
Tennessee                       7      198,324.83          0.47  40.99   9.245     635    100.00       180        177     3
Missouri                        7      179,427.64          0.43  45.20  10.713     617    100.00       180        177     3
Idaho                           6      165,099.17          0.39  40.55  10.110     637    100.00       180        176     4
Rhode Island                    3      163,754.98          0.39  41.51  10.113     681    100.00       180        177     3
Oklahoma                        4      152,397.54          0.36  41.90  10.004     654    100.00       180        176     4
New Hampshire                   3      129,593.01          0.31  48.82  10.537     629     97.53       180        177     3
Wisconsin                       4      121,990.41          0.29  43.43  10.841     610    100.00       180        177     3
New Mexico                      4       97,070.20          0.23  31.99   9.766     660     98.90       180        177     3
Minnesota                       2       92,704.39          0.22  44.83  11.265     637    100.00       180        177     3
Colorado                        2       82,479.32          0.20  52.46  10.370     626    100.00       180        176     4
Delaware                        2       77,904.74          0.19  47.92  10.429     635    100.00       180        177     3
Michigan                        2       67,187.78          0.16  34.89  11.031     614    100.00       180        177     3
Indiana                         2       63,473.41          0.15  30.81  10.480     624    100.00       180        176     4
Ohio                            3       58,663.11          0.14  42.51  10.666     598    100.00       180        177     3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                              Piggyback Loans Only

                          NUMBER                      PERCENT                             W.A.      W.A.      W.A.
                            OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-----------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Mississippi                     3       58,114.83          0.14  36.85  11.250     585    100.00       180        177     3
Montana                         1       51,740.98          0.12  49.50  10.750     668    100.00       180        177     3
District of Columbia            1       51,522.70          0.12  38.03  11.240     653     95.00       180        177     3
Maine                           1       45,925.92          0.11  34.93  10.500     612    100.00       180        176     4
Wyoming                         1       37,760.30          0.09  52.00  11.125     590     95.00       180        177     3
Kansas                          2       36,261.98          0.09  41.76  11.138     590    100.00       180        177     3
West Virginia                   1       24,356.26          0.06  32.85  10.000     644    100.00       180        176     4
Kentucky                        1       17,177.69          0.04  31.74  11.500     624    100.00       180        176     4
South Carolina                  1       13,980.25          0.03  24.29   9.750     640    100.00       180        177     3
                              ---  --------------        ------  -----  ------     ---    ------       ---        ---   ---
TOTAL:                        692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                              ===  ==============        ======  =====  ======     ===    ======       ===        ===   ===

16. DTI

                NUMBER                      PERCENT                              W.A.      W.A.      W.A.
                  OF        AGGREGATE      OF LOANS             W.A.   W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DTI             LOANS        BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0.00 - 4.99           1  $    71,699.33          0.17%  3.46%  9.875%    605    100.00%      180        177     3
5.00 - 9.99           2      211,652.44          0.50   5.87  10.401     632     95.47       180        176     4
10.00 - 14.99         5      234,860.50          0.56  11.83   9.146     725    100.00       180        177     3
15.00 - 19.99         9      534,886.84          1.27  18.28  10.165     641    100.00       180        176     4
20.00 - 24.99        21    1,354,875.55          3.23  23.15   9.995     662     99.72       180        177     3
25.00 - 29.99        46    2,434,349.74          5.80  27.73   9.816     658     99.09       180        177     3
30.00 - 34.99        72    4,113,994.81          9.80  32.82  10.032     668     99.24       180        177     3
35.00 - 39.99       121    6,857,772.76         16.33  37.86   9.934     669     99.45       180        177     3
40.00 - 44.99       179   11,893,862.43         28.33  42.71   9.959     664     99.30       180        177     3
45.00 - 49.99       187   11,306,898.55         26.93  47.76  10.114     666     99.37       180        177     3
50.00 - 54.99        41    2,470,006.00          5.88  52.22   9.941     639     99.72       180        177     3
55.00 >=              8      501,363.16          1.19  56.20  10.067     636     99.73       180        177     3
                    ---  --------------        ------  -----  ------     ---    ------       ---        ---   ---
TOTAL:              692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                    ===  ==============        ======  =====  ======     ===    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                              Piggyback Loans Only

17. CREDIT GRADE

               NUMBER                      PERCENT                              W.A.     W.A.       W.A.
                 OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
CREDIT GRADE    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

AA                 408  $27,244,763.41         64.89% 40.94%  9.748%    689     99.60%      180        177     3
A                  207   11,530,505.39         27.46  40.48  10.419     622     98.73       180        177     3
A-                  76    3,156,018.74          7.52  40.56  10.568     593     99.59       180        177     3
B+                   1       54,934.57          0.13  49.69  11.990     560    100.00       180        176     4
                   ---  --------------        ------  -----  ------     ---    ------       ---        ---   ---
TOTAL:             692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                   ===  ==============        ======  =====  ======     ===    ======       ===        ===   ===

--------------------------------------------------------------------------------

18. DELINQUENCY STATUS

                     NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                       OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                    MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO  LOAN
DELINQUENCY STATUS    LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

0-29 days                692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                         ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:                   692  $41,986,222.11        100.00% 40.79%  9.997%    663     99.36%      180        177     3
                         ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

1. MORTGAGE COUPONS

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                     MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
MORTGAGE COUPONS       LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
----------------     --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

4.001 - 4.500               2  $  1,198,229.87          0.29% 41.74%  4.346%    742     80.00%   100.00%      360        357     3
4.501 - 5.000               8     3,072,101.26          0.73  35.95   4.943     692     80.00    100.00       360        357     3
5.001 - 5.500              60    19,687,878.62          4.69  40.09   5.371     686     79.99     99.70       360        357     3
5.501 - 6.000             285    81,019,228.27         19.31  41.10   5.855     671     79.76     99.44       360        357     3
6.001 - 6.500             408   105,809,136.45         25.22  41.33   6.309     663     79.71     99.19       360        357     3
6.501 - 7.000             477   117,001,234.06         27.88  40.87   6.775     658     79.73     99.17       360        357     3
7.001 - 7.500             253    55,777,982.88         13.29  41.18   7.279     656     80.00     98.96       359        355     3
7.501 - 8.000             127    26,942,415.19          6.42  42.77   7.767     653     79.41     98.81       360        357     3
8.001 - 8.500              44     6,862,238.63          1.64  40.47   8.270     649     80.03     98.07       360        357     3
8.501 - 9.000              11     1,819,585.74          0.43  42.51   8.692     608     79.84     96.33       360        356     4
9.001 - 9.500               1        85,362.45          0.02  32.05   9.125     597     95.00    100.00       360        357     3
9.501 - 10.000              3       228,127.21          0.05  46.88   9.863     528     86.13     95.00       360        357     3
10.001 - 10.500             1        74,605.06          0.02  37.09  10.100     675     16.67     97.00       240        236     4
11.001 - 11.500             1        46,700.55          0.01  38.37  11.125     527     85.00     95.00       360        357     3
                        -----  ---------------        ------  -----  ------     ---     -----    ------       ---        ---   ---
TOTAL:                  1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                        =====  ===============        ======  =====  ======     ===     =====    ======       ===        ===   ===

--------------------------------------------------------------------------------

2. COMBINED ORIGINAL LTV

                                                                                                 W.A.
                      NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                        OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
COMBINED ORIGINAL    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
LTV                    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-----------------    --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

15.01 - 20.00               1  $     74,605.06          0.02% 37.09% 10.100%    675     16.67%    97.00%      240        236     4
50.01 - 55.00               1       445,905.05          0.11  42.16   6.850     615     52.94     70.00       360        357     3
60.01 - 65.00               2       820,150.53          0.20  40.91   6.582     606     64.65     88.16       360        356     4
65.01 - 70.00               6     2,630,146.43          0.63  35.28   6.914     631     68.45     90.32       360        356     4
70.01 - 75.00              22     9,025,853.70          2.15  40.94   6.757     649     74.07     94.87       360        357     3
75.01 - 80.00           1,631   403,429,802.05         96.14  41.16   6.546     664     79.97     99.40       360        357     3
80.01 - 85.00               8     1,724,445.02          0.41  46.14   7.238     587     84.59     96.25       360        357     3
85.01 - 90.00               6       945,564.74          0.23  38.78   7.274     676     90.00     97.92       360        356     4
90.01 - 95.00               4       528,353.66          0.13  37.58   7.885     628     94.65    100.00       360        357     3
                        -----  ---------------        ------  -----  ------     ---     -----    ------       ---        ---   ---
TOTAL:                  1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                        =====  ===============        ======  =====  ======     ===     =====    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

3. PRINCIPAL BALANCE

                                                   PERCENT                                      W.A.
                        NUMBER                     OF LOANS                           W.A.    COMBINED    W.A.       W.A.
                          OF        AGGREGATE         BY             W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                       MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
PRINCIPAL BALANCE        LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-----------------      --------  ---------------  ---------  -----  ------  ------  --------  --------  --------  ---------  ----

less than 50,000.00           9  $    393,116.67       0.09% 35.62%  7.767%    644     75.31%    98.91%      360        356     4
50,000.01-100,000.00        207    16,555,222.48       3.95  40.35   7.134     631     79.81     99.72       358        355     3
100,000.01-150,000.00       283    35,495,185.83       8.46  40.77   6.800     643     80.18     99.72       360        357     3
150,000.01-200,000.00       238    41,863,428.56       9.98  41.04   6.567     655     79.92     99.60       360        357     3
200,000.01-250,000.00       223    49,979,104.75      11.91  41.34   6.571     662     80.05     99.28       360        357     3
250,000.01-300,000.00       217    59,535,219.87      14.19  42.41   6.536     661     79.92     99.21       359        356     3
300,000.01-350,000.00       148    48,199,848.04      11.49  42.04   6.527     671     79.97     99.40       360        357     3
350,000.01-400,000.00       119    44,684,095.63      10.65  41.92   6.606     670     79.97     99.43       360        357     3
400,000.01-450,000.00        61    26,001,863.36       6.20  41.75   6.438     674     79.45     98.91       360        357     3
450,000.01-500,000.00        58    27,414,358.70       6.53  40.90   6.279     680     79.52     99.49       360        357     3
500,000.01-550,000.00        44    23,080,268.33       5.50  38.91   6.427     680     79.95     99.50       360        357     3
550,000.01-600,000.00        32    18,525,383.28       4.41  38.81   6.606     661     78.47     98.40       360        356     4
600,000.01-650,000.00        23    14,457,330.03       3.45  39.84   6.344     656     78.37     96.78       360        357     3
650,000.01-700,000.00        10     6,705,384.56       1.60  35.69   6.545     662     79.51     97.39       360        357     3
700,000.01-750,000.00         5     3,613,997.43       0.86  36.69   5.862     664     79.78     98.03       360        357     3
750,000.01-800,000.00         4     3,121,018.72       0.74  47.24   6.731     657     77.34     92.95       360        356     4
                          -----  ---------------     ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                    1,681  $419,624,826.24     100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                          =====  ===============     ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                                                                                                W.A.
                     NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                       OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING   W.A
ORIGINAL TERM TO    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO   TERM TO   LOAN
MATURITY              LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

180                        2  $    321,770.14          0.08% 42.01%  7.284%    665     79.90%   100.00%      180        177     3
240                        2       169,662.96          0.04  41.88   8.503     655     52.15     98.68       240        235     5
360                    1,677   419,133,393.14         99.88  41.12   6.559     663     79.77     99.18       360        357     3
                       -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                 1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                       =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

5. REMAINING TERM TO MATURITY

                                                                                                W.A.
                     NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                       OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING   W.A
REMAINING TERM TO   MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO   TERM TO   LOAN
MATURITY              LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

176 - 180                  2  $    321,770.14          0.08% 42.01%  7.284%    665     79.90%   100.00%      180        177     3
231 - 235                  1        95,057.90          0.02  45.64   7.250     640     80.00    100.00       240        235     5
236 - 240                  1        74,605.06          0.02  37.09  10.100     675     16.67     97.00       240        236     4
351 - 355                 55    13,708,713.99          3.27  38.66   6.691     653     79.50     99.36       360        355     5
356 - 360              1,622   405,424,679.15         96.62  41.21   6.554     663     79.78     99.17       360        357     3
                       -----  ---------------        ------  -----  ------     ---     -----    ------       ---        ---   ---
TOTAL:                 1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                       =====  ===============        ======  =====  ======     ===     =====    ======       ===        ===   ===

--------------------------------------------------------------------------------

6. CREDIT SCORE

                                                                                                W.A.
                     NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                       OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING   W.A
                    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO    TERM TO  LOAN
CREDIT SCORE          LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
------------        --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

801 - 850                  4  $    826,418.36          0.20% 38.90%  6.379%    810     80.00%   100.00%      360        356     4
751 - 800                 75    21,741,551.66          5.18  40.00   6.318     770     80.22     99.86       360        357     3
701 - 750                233    68,607,617.59         16.35  40.36   6.429     720     79.81     99.74       360        357     3
651 - 700                537   147,376,735.08         35.12  40.92   6.508     673     79.75     99.24       360        356     3
601 - 650                639   147,182,087.30         35.07  41.79   6.670     627     79.71     98.83       360        357     3
551 - 600                185    32,884,561.12          7.84  41.31   6.698     589     79.50     98.90       360        357     3
501 - 550                  8     1,005,855.13          0.24  46.80   7.848     530     83.18     95.20       360        357     3
                       -----  ---------------        ------  -----   -----     ---     -----    ------       ---        ---   ---
TOTAL:                 1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                       =====  ===============        ======  =====   =====     ===     =====    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

7. PROPERTY TYPE

                                                                                                W.A.
                     NUMBER                       PERCENT                            W.A.     COMBINED    W.A.       W.A.
                       OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO   TERM TO   LOAN
PROPERTY TYPE         LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV       W SS   MATURITY   MATURITY   AGE
------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

Single Family
   Residence           1,189  $296,930,778.45         70.76% 41.43%  6.559%    663     79.82%    99.23%      360        356     3
Planned Unit
   Development           300    77,650,266.02         18.50  40.53   6.611     661     79.50     99.01       360        357     3
Condominium              184    41,574,832.22          9.91  40.41   6.468     666     80.01     99.44       360        357     3
Two-to-Four Family         8     3,468,949.55          0.83  37.31   6.652     675     77.33     94.84       360        356     4
                       -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                 1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                       =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

8. OCCUPANCY STATUS

                                                                                              W.A.
                   NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                     OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
OCCUPANCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
----------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

Primary              1,620  $405,384,917.01         96.61% 41.11%  6.553%    661     79.76%    99.17%      360        356     3
Second/Vacation         60    14,019,404.35          3.34  41.69   6.751     722     79.78     99.47       360        357     3
Investment               1       220,504.88          0.05  34.41   7.500     637     85.00     90.00       360        357     3
                     -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:               1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                     =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                                    PERCENT                                      W.A.
                         NUMBER                     OF LOANS                           W.A.    COMBINED    W.A.      W.A.
                           OF        AGGREGATE        BY              W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                        MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO   TERM TO   LOAN
DOCUMENTATION            LOANS        BALANCE       BALANCE    DTI   COUPON   SCORE      LTV      W SS   MATURITY   MATURITY   AGE
----------------------  --------  ---------------  ---------  -----  ------  ------  --------  --------  --------  ---------  ----

Stated Income/Verified
   Assets
   (Streamlined)             745  $201,632,271.15      48.05% 41.63%  6.812%    675     79.77%    99.46%      360        356     3
Full Documentation           669   142,296,417.23      33.91  41.45   6.312     650     79.87     99.46       360        356     3
Limited Documentation        190    52,903,733.27      12.61  38.85   6.212     653     79.84     99.12       360        357     3
Lite Documentation            46    12,064,468.60       2.88  38.72   6.503     660     79.95     98.90       360        356     4
Stated Income
   Documentation              26     9,764,502.07       2.33  42.07   6.944     650     77.39     89.69       360        357     3
Full-Alternative
   Documentation               5       963,433.92       0.23  33.19   6.521     677     80.00    100.00       360        357     3
                           -----  ---------------     ------  -----   -----     ---     -----    ------       ---        ---   ---
TOTAL:                     1,681  $419,624,826.24     100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                           =====  ===============     ======  =====   =====     ===     =====    ======       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

--------------------------------------------------------------------------------

10. LOAN PURPOSE

                                                                                          W.A.
               NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                 OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
              MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO   TERM TO   LOAN
LOAN PURPOSE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

Purchase         1,341  $329,219,077.81         78.46% 41.11%  6.569%    668     79.88%    99.48%      360        357     3
C/O Refi           323    86,007,070.79         20.50  41.27   6.531     646     79.46     98.23       360        356     3
R/T Refi            17     4,398,677.64          1.05  39.07   6.460     638     77.10     95.08       360        356     4
                 -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:           1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                 =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

11. PRODUCT TYPE

                                                     PERCENT                                      W.A.
                          NUMBER                     OF LOANS                           W.A.    COMBINED    W.A.       W.A.
                            OF        AGGREGATE        BY               W.A.    W.A.  COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
PRODUCT TYPE               LOANS       BALANCE       BALANCE    DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ---------  -----  ------  ------  --------  --------  --------  ---------  ----

0.5/29.5 6 ML                   1  $    180,616.11       0.04% 25.32%  6.150%    659     80.00%   100.00%      360        357     3
15 YR FIXED                     2       321,770.14       0.08  42.01   7.284     665     79.90    100.00       180        177     3
20 YR FIXED                     2       169,662.96       0.04  41.88   8.503     655     52.15     98.68       240        235     5
2/28 6 ML                     708   149,262,997.71      35.57  41.85   6.778     653     79.60     98.89       360        357     3
2/28 6 ML with 10 yr IO        23     5,611,516.27       1.34  38.16   6.541     680     79.94     99.91       360        357     3
2/28 6 ML with 5 yr IO        409   122,973,703.02      29.31  39.37   6.334     680     80.00     99.60       360        357     3
2/28 6 ML 30/40 BALLOON       356   101,803,194.77      24.26  42.81   6.557     655     79.76     99.03       360        357     3
30 YR FIXED                    53     9,192,408.16       2.19  38.98   7.011     645     79.29     98.96       360        356     4
30 YR FIXED 30/40
   BALLOON                     19     4,845,382.80       1.15  38.34   6.590     642     79.90     97.59       360        357     3
3/27 6 ML                      31     5,428,440.12       1.29  43.56   6.405     668     79.31     99.68       360        356     4
3/27 6 ML with 5 yr IO         11     2,986,703.31       0.71  41.26   6.137     690     80.00     99.78       360        357     3
3/27 6 ML 30/40 BALLOON         5     1,085,201.18       0.26  45.37   5.930     639     80.00     97.51       360        357     3
5/25 6 ML                      18     3,319,448.88       0.79  42.42   6.205     683     80.10     99.90       360        357     3
5/25 6 ML with 10 yr IO         2       887,920.00       0.21  38.83   6.020     663     80.00    100.00       360        357     3
5/25 6 ML with 5 yr IO         32     8,877,859.19       2.12  37.55   6.258     685     80.00     99.77       360        357     3
5/25 6 ML 30/40 BALLOON         9     2,678,001.62       0.64  41.07   5.794     696     80.00     99.22       360        357     3
                            -----  ---------------     ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                      1,681  $419,624,826.24     100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                            =====  ===============     ======  =====   =====     ===     =====     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

--------------------------------------------------------------------------------
12. IO TERM

                                                                                     W.A.
          NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
            OF        AGGREGATE       OF LOANS             W.A.    W.A.  COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
         MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
IO TERM    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0           1,204  $278,287,124.45         66.32% 42.08%  6.676%    654     79.64%    98.95%      360        356     3
60            452   134,838,265.52         32.13  39.29   6.325     680     80.00     99.61       360        357     3
120            25     6,499,436.27          1.55  38.25   6.470     678     79.95     99.92       360        357     3
            -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:      1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
            =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

13. LIEN POSITION

                                                                                           W.A.
                NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL    LTV      TERM TO   TERM TO   LOAN
LIEN POSITION    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-------------  -------   ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

1                 1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                  -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:            1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                  =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

14. PREPAYMENT PENALTY TERM

                                                                                                W.A.
                     NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                       OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
PREPAYMENT PENALTY  MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
TERM                  LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0                        489  $126,523,135.69         30.15% 40.66%  6.717%    666     79.64%    98.92%      360        356     3
12                        54    17,212,664.15          4.10  41.69   6.736     683     79.44     98.55       360        357     3
24                     1,036   256,840,777.76         61.21  41.43   6.466     660     79.85     99.36       360        357     3
36                       102    19,048,248.64          4.54  39.51   6.630     662     79.67     98.93       357        354     3
                       -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                 1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                       =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

15. GEOGRAPHIC DISTRIBUTION

                                                                                                   W.A.
                          NUMBER                    PERCENT OF                           W.A.    COMBINED    W.A.       W.A.
                            OF        AGGREGATE      LOANS BY           W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL     PRINCIPAL    W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY  AGE
-----------------------  --------  ---------------  ----------  -----  ------  ------  --------  --------  --------  ---------  ----

California                    617  $211,439,404.80       50.39% 41.05%  6.413%    670     79.84%    99.27%      360        356     3
New York                       83    24,944,489.55        5.94  40.80   6.651     674     79.23     98.92       360        357     3
Virginia                       68    18,389,400.59        4.38  43.33   6.894     661     78.85     97.88       360        357     3
Texas                         138    16,993,109.05        4.05  39.25   7.090     645     79.87     99.81       360        357     3
Maryland                       66    15,969,028.63        3.81  42.45   6.576     661     79.90     99.40       360        357     3
Florida                        82    14,602,974.62        3.48  40.23   6.655     659     79.98     99.88       360        357     3
Nevada                         54    13,019,514.04        3.10  37.38   6.732     672     79.87     98.91       360        357     3
Arizona                        56    12,569,430.63        3.00  42.41   6.847     666     78.99     98.60       359        356     3
Washington                     66    12,533,142.11        2.99  43.04   6.314     640     80.14     98.92       360        357     3
New Jersey                     39    11,562,624.41        2.76  41.88   6.405     659     80.00     98.10       360        357     3
Massachusetts                  44    10,893,850.61        2.60  43.40   6.368     669     79.99     99.51       360        357     3
Illinois                       55    10,212,673.37        2.43  42.58   6.709     642     79.58     99.00       359        356     3
Georgia                        26     4,640,805.86        1.11  37.63   6.933     662     79.99     99.87       358        354     3
North Carolina                 26     4,082,253.63        0.97  34.31   6.763     639     79.27     99.64       360        357     3
Pennsylvania                   22     3,366,853.05        0.80  38.52   6.902     627     80.00     99.09       360        357     3
Louisiana                      33     3,257,151.84        0.78  39.95   7.032     627     80.29     99.76       360        357     3
Oregon                         16     2,947,769.53        0.70  40.49   6.493     629     77.82     97.33       360        356     4
District of Columbia            9     2,872,541.05        0.68  38.50   6.367     670     80.00     99.52       360        357     3
Connecticut                    15     2,737,913.74        0.65  42.64   7.003     640     79.55     98.70       360        357     3
Tennessee                      25     2,461,270.00        0.59  41.31   6.981     622     80.28     99.86       360        357     3
Colorado                       12     1,648,654.51        0.39  46.41   6.364     654     80.71     99.82       360        357     3
Michigan                       10     1,533,157.65        0.37  43.86   7.223     636     80.75     99.88       360        356     4
Oklahoma                        8     1,370,738.62        0.33  45.65   6.893     660     79.80    100.00       360        357     3
Wisconsin                      10     1,361,772.55        0.32  38.58   6.783     636     80.00    100.00       360        357     3
Idaho                          11     1,355,746.83        0.32  37.17   6.938     637     80.00    100.00       360        356     4
Rhode Island                    6     1,258,203.35        0.30  39.49   6.143     661     80.00    100.00       360        357     3
Montana                         5     1,171,288.48        0.28  46.78   7.083     670     79.89     99.39       360        357     3
Delaware                        7     1,162,825.54        0.28  44.95   6.162     654     80.00    100.00       360        357     3
Missouri                       11     1,101,160.14        0.26  43.86   7.178     631     79.87    100.00       360        357     3
New Hampshire                   5     1,088,393.71        0.26  45.13   6.376     658     80.00     98.23       360        357     3
Maine                           6     1,051,601.80        0.25  37.45   6.573     633     80.00    100.00       360        357     3
Indiana                         5       930,889.90        0.22  41.88   6.985     643     80.00    100.00       360        356     4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

                                                                                                   W.A.
                          NUMBER                    PERCENT OF                           W.A.    COMBINED     W.A.      W.A.
                            OF        AGGREGATE      LOANS BY           W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
GEOGRAPHIC DISTRIBUTION  MORTGAGE     PRINCIPAL      PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV     TERM TO   TERM TO   LOAN
(CONT)                     LOANS       BALANCE       BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-----------------------  --------  ---------------  ----------  -----  ------  ------  --------  --------  --------  ---------  ----

Ohio                            9       830,633.50        0.20  38.52   7.035     642     80.39     99.61       360        357     3
New Mexico                      7       727,528.09        0.17  39.95   7.048     655     80.00     99.22       360        357     3
Mississippi                     8       701,513.17        0.17  40.49   7.492     635     80.10     96.93       360        357     3
South Carolina                  6       644,296.57        0.15  44.99   7.569     618     85.02    100.00       360        357     3
Minnesota                       3       534,444.33        0.13  40.75   7.101     653     80.00    100.00       360        357     3
Utah                            2       520,141.90        0.12  41.95   6.723     678     80.00     98.17       360        357     3
West Virginia                   3       412,075.51        0.10  46.41   6.438     625     80.00    100.00       360        356     4
Kansas                          3       288,551.85        0.07  47.92   7.505     601     80.00    100.00       360        357     3
Wyoming                         1       200,959.50        0.05  52.00   5.700     590     80.00     95.00       360        357     3
Kentucky                        2       146,163.85        0.03  40.73   6.850     617     80.00    100.00       360        356     4
South Dakota                    1        87,883.78        0.02  46.46   6.500     591     80.00    100.00       360        357     3
                            -----  ---------------      ------  -----   -----     ---     -----    ------       ---        ---   ---
TOTAL:                      1,681  $419,624,826.24      100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                            =====  ===============      ======  =====   =====     ===     =====    ======       ===        ===   ===

--------------------------------------------------------------------------------

16. GROSS MARGIN

                                                                                           W.A.
                NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
GROSS MARGIN     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
------------   --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

3.001 - 3.500         1  $     99,935.14          0.02% 35.97%  8.200%    637     80.00%   100.00%      360        356     4
3.501 - 4.000         1       520,000.00          0.13  41.59   5.990     691     80.00    100.00       360        356     4
4.001 - 4.500        50     9,894,298.99          2.44  43.10   6.514     652     79.99     99.56       360        357     3
4.501 - 5.000        17     4,648,057.79          1.15  38.58   5.880     656     80.00     99.82       360        356     4
5.001 - 5.500       232    67,218,839.06         16.59  41.64   6.068     668     79.75     99.30       360        357     3
5.501 - 6.000       381   103,563,802.26         25.57  40.53   6.264     668     79.93     99.48       360        357     3
6.001 - 6.500       417   106,756,244.29         26.35  40.93   6.610     664     79.85     99.22       360        357     3
6.501 - 7.000       315    74,268,647.37         18.33  41.91   6.886     661     79.60     99.02       360        357     3
7.001 - 7.500       106    24,548,378.47          6.06  42.20   7.380     655     79.15     98.23       360        357     3
7.501 - 8.000        73    11,485,554.23          2.84  40.20   7.418     645     80.17     98.60       360        357     3
8.001 - 8.500         6     1,465,525.24          0.36  40.54   7.823     640     80.00     98.07       360        356     4
8.501 - 9.000         6       626,319.34          0.15  41.18   8.657     624     82.42     99.63       360        356     4
                  -----  ---------------        ------  -----   -----     ---    -----      -----       ---        ---   ---
TOTAL:            1,605  $405,095,602.18        100.00% 41.21%  6.548%    664     79.78%    99.20%      360        357     3
                  =====  ===============        ======  =====   =====     ===    =====      =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

17. INITIAL CAP

                                                                                           W.A.
                NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
INITIAL CAP      LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
-----------    --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

1.000                10  $  2,033,569.70          0.50% 37.22%  6.275%    678     80.00%   100.00%      360        356     4
1.500                55    14,805,821.76          3.65  39.98   6.814     660     78.80     97.77       360        356     4
3.000             1,505   377,954,431.53         93.30  41.37   6.549     663     79.81     99.23       360        357     3
5.000                35    10,301,779.19          2.54  37.69   6.172     687     80.00     99.80       360        357     3
                  -----  ---------------        ------  -----   -----     ---     -----    ------       ---        ---   ---
TOTAL:            1,605  $405,095,602.18        100.00% 41.21%  6.548%    664     79.78%    99.20%      360        357     3
                  =====  ===============        ======  =====   =====     ===     =====    ======       ===        ===   ===

--------------------------------------------------------------------------------

18. PERIODIC CAP

                                                                                           W.A.
                NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
PERIODIC CAP     LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
------------   --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

1.000             1,604  $404,786,882.60         99.92% 41.21%  6.548%    663     79.78%    99.20%      360        357     3
1.500                 1       308,719.58          0.08  41.11   6.250     723     80.00    100.00       360        357     3
                  -----  ---------------        ------  -----   -----     ---     -----    ------       ---        ---   ---
TOTAL:            1,605  $405,095,602.18        100.00% 41.21%  6.548%    664     79.78%    99.20%      360        357     3
                  =====  ===============        ======  =====   =====     ===     =====    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

19. MAXIMUM RATE

                                                                                              W.A.
                  NUMBER                       PERCENT                              W.A.    COMBINED    W.A.       W.A.
                    OF        AGGREGATE       OF LOANS             W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
MAXIMUM RATE      LOANS        BALANCE         BALANCE      DTI   COUPON   SCORE     LTV      W SS    MATURITY  MATURITY    AGE
---------------  --------  ---------------  ------------  ------  ------  ------  --------  --------  --------  ---------  ----

10.501 - 11.000         2  $  1,198,229.87          0.30%  41.74%  4.346%    742     80.00%   100.00%      360        357     3
11.001 - 11.500         9     3,267,647.44          0.81   37.38   5.096     681     80.00    100.00       360        357     3
11.501 - 12.000        60    20,048,467.07          4.95   40.15   5.387     686     79.99     99.70       360        357     3
12.001 - 12.500       281    80,227,969.64         19.80   41.15   5.856     671     79.72     99.43       360        357     3
12.501 - 13.000       392   100,171,705.03         24.73   41.40   6.304     664     79.79     99.25       360        357     3
13.001 - 13.500       460   113,225,397.09         27.95   41.04   6.774     659     79.73     99.22       360        357     3
13.501 - 14.000       233    52,997,114.73         13.08   41.18   7.276     657     79.99     98.95       360        357     3
14.001 - 14.500       116    25,458,900.13          6.28   42.84   7.765     653     79.38     98.74       360        357     3
14.501 - 15.000        37     6,326,292.98          1.56   40.23   8.258     649     80.10     97.90       360        357     3
15.001 - 15.500        11     1,865,345.62          0.46   42.52   8.579     608     79.79     96.21       360        356     4
15.501 - 16.000         1        85,362.45          0.02   32.05   9.125     597     95.00    100.00       360        357     3
16.001 - 16.500         2       176,469.58          0.04   47.86   9.826     528     85.00     95.00       360        357     3
17.501 - 18.000         1        46,700.55          0.01   38.37  11.125     527     85.00     95.00       360        357     3
                    -----  ---------------        ------   -----   -----     ---     -----    ------       ---        ---   ---
TOTAL:              1,605  $405,095,602.18        100.00%  41.21%  6.548%    664     79.78%    99.20%      360        357     3
                    =====  ===============        ======   =====   =====     ===     =====    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

20. MINIMUM RATE

                                                                                             W.A.
                  NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                 MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO   TERM TO    LOAN
MINIMUM RATE       LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV       W SS   MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

4.001 - 4.500           2  $  1,198,229.87          0.30% 41.74%  4.346%    742     80.00%   100.00%      360        357     3
4.501 - 5.000           7     2,879,162.84          0.71  35.97   4.940     688     80.00    100.00       360        357     3
5.001 - 5.500          60    19,687,878.62          4.86  40.09   5.371     686     79.99     99.70       360        357     3
5.501 - 6.000         282    80,771,995.23         19.94  41.18   5.858     671     79.72     99.43       360        357     3
6.001 - 6.500         391    99,860,739.01         24.65  41.40   6.302     664     79.79     99.25       360        357     3
6.501 - 7.000         461   113,649,746.21         28.06  41.05   6.774     659     79.73     99.22       360        357     3
7.001 - 7.500         234    53,088,779.09         13.11  41.19   7.275     657     79.99     98.95       360        357     3
7.501 - 8.000         116    25,458,900.13          6.28  42.84   7.765     653     79.38     98.74       360        357     3
8.001 - 8.500          37     6,326,292.98          1.56  40.23   8.258     649     80.10     97.90       360        357     3
8.501 - 9.000          11     1,865,345.62          0.46  42.52   8.579     608     79.79     96.21       360        356     4
9.001 - 9.500           1        85,362.45          0.02  32.05   9.125     597     95.00    100.00       360        357     3
9.501 - 10.000          2       176,469.58          0.04  47.86   9.826     528     85.00     95.00       360        357     3
11.001 - 11.500         1        46,700.55          0.01  38.37  11.125     527     85.00     95.00       360        357     3
                    -----  ---------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:              1,605  $405,095,602.18        100.00% 41.21%  6.548%    664     79.78%    99.20%      360        357     3
                    =====  ===============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

21. NEXT RATE ADJUSTMENT DATE

                                                                                              W.A.
                  NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                    OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
NEXT RATE        MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
ADJUSTMENT DATE    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
---------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

2005-12-01              1  $    180,616.11          0.04% 25.32%  6.150%    659     80.00%   100.00%      360        357     3
2006-12-01              1       116,517.39          0.03  27.51   6.225     713     80.00    100.00       360        351     9
2007-03-01              2       388,692.98          0.10  39.60   6.991     611     79.98    100.00       360        354     6
2007-04-01             41    11,296,527.96          2.79  37.51   6.630     654     79.42     99.38       360        355     5
2007-05-01            354    90,477,340.13         22.33  41.13   6.593     661     79.81     99.13       360        356     4
2007-06-01          1,097   277,144,508.04         68.41  41.45   6.562     663     79.78     99.17       360        357     3
2007-07-01              1       227,825.27          0.06  40.91   6.990     648     80.00    100.00       360        358     2
2008-01-01              1       162,266.74          0.04  49.11   7.800     640     80.00    100.00       360        352     8
2008-02-01              1       178,869.75          0.04  46.08   6.625     692     80.00     95.00       360        353     7
2008-04-01              2       240,645.89          0.06  41.98   7.257     623     80.00     96.52       360        355     5
2008-05-01              9     1,896,817.71          0.47  40.63   6.109     679     78.02    100.00       360        356     4
2008-06-01             34     7,021,744.52          1.73  43.51   6.230     671     80.00     99.52       360        357     3
2010-04-01              1       199,825.99          0.05  47.03   6.725     708     80.00    100.00       360        355     5
2010-05-01             14     3,670,256.56          0.91  40.27   6.209     689     80.00    100.00       360        356     4
2010-06-01             46    11,893,147.14          2.94  38.79   6.129     684     80.03     99.63       360        357     3
                    -----  ---------------        ------  -----   -----     ---     -----    ------       ---        ---   ---
TOTAL:              1,605  $405,095,602.18        100.00% 41.21%  6.548%    664     79.78%    99.20%      360        357     3
                    =====  ===============        ======  =====   =====     ===     =====    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

22. DTI

                                                                                           W.A.
                NUMBER                       PERCENT                             W.A.    COMBINED    W.A.      W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
DTI             LOANS        BALANCE         BALANCE     DTI   COUPON  SCORE      LTV      W SS    MATURITY  MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

5.00 - 9.99           3  $  1,292,092.02          0.31%  6.62%  6.889%    629     78.66%    96.04%      360        356     4
10.00 - 14.99         8     2,623,636.47          0.63  11.86   6.011     685     77.87     98.94       360        356     4
15.00 - 19.99        18     4,115,228.48          0.98  18.02   6.579     661     80.11     99.92       360        357     3
20.00 - 24.99        40    10,247,784.15          2.44  22.90   6.487     650     79.54     99.34       360        357     3
25.00 - 29.99       101    21,109,516.96          5.03  27.58   6.499     670     79.82     99.71       360        357     3
30.00 - 34.99       172    43,240,727.56         10.30  32.78   6.556     668     79.89     99.05       360        356     3
35.00 - 39.99       293    73,461,199.97         17.51  37.86   6.525     674     79.74     99.43       360        357     3
40.00 - 44.99       457   118,615,096.44         28.27  42.76   6.563     661     79.67     98.89       360        356     3
45.00 - 49.99       468   117,528,545.23         28.01  47.76   6.673     660     79.83     99.19       360        357     3
50.00 - 54.99       107    24,218,999.02          5.77  52.15   6.277     643     79.93     99.42       360        357     3
55.00 >=             14     3,171,999.94          0.76  56.56   6.249     656     80.00     99.77       360        356     4
                  -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:            1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                  =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

23. CREDIT GRADE

                                                                                           W.A.
                NUMBER                       PERCENT                             W.A.    COMBINED    W.A.      W.A.
                  OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
CREDIT GRADE    LOANS        BALANCE         BALANCE     DTI   COUPON  SCORE      LTV      W SS    MATURITY  MATURITY   AGE
-------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

AA                  990  $273,375,495.12         65.15% 40.83%  6.473%    688     79.86%    99.45%      360        357     3
A                   510   114,244,745.89         27.23  41.54   6.687     622     79.57     98.68       360        356     3
A-                  167    30,239,569.70          7.21  42.00   6.776     594     79.43     98.69       360        357     3
B                    10     1,165,543.89          0.28  46.26   8.214     565     84.00     95.49       360        357     3
B+                    4       599,471.64          0.14  41.68   8.026     568     83.01     98.49       360        357     3
                  -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:            1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                  =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                            Silent Second Loans Only

24. DELINQUENCY STATUS

                                                                                                 W.A.
                     NUMBER                       PERCENT                             W.A.    COMBINED    W.A.       W.A.
                       OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL    LTV      TERM TO   TERM TO   LOAN
DELINQUENCY STATUS    LOANS       BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY  AGE
------------------  --------  ---------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0-29 days              1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                       -----  ---------------        ------  -----   -----     ---     -----     -----       ---        ---   ---
TOTAL:                 1,681  $419,624,826.24        100.00% 41.12%  6.560%    663     79.76%    99.18%      360        357     3
                       =====  ===============        ======  =====   =====     ===     =====     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 2nd Liens Only

1. MORTGAGE COUPONS

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
MORTGAGE COUPONS        LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

5.501 - 6.000                1  $    35,914.55          0.04% 44.73%  6.000%    629     90.00%    90.00%      180        177     3
6.501 - 7.000                1       47,543.00          0.05  46.76   7.000     705    100.00    100.00       180        177     3
7.001 - 7.500                4      241,570.82          0.26  36.98   7.337     674    100.00    100.00       180        177     3
7.501 - 8.000               15    1,226,171.15          1.33  43.48   7.989     725     96.20     96.20       180        177     3
8.001 - 8.500               97    7,001,543.94          7.59  39.47   8.366     718     99.73     99.73       180        177     3
8.501 - 9.000              132    8,485,089.25          9.20  41.11   8.891     684     98.95     98.95       180        177     3
9.001 - 9.500              178   12,915,689.63         14.00  41.23   9.433     687     99.71     99.71       180        177     3
9.501 - 10.000             392   22,555,578.66         24.46  40.74   9.924     661     99.31     99.31       180        177     3
10.001 - 10.500            203   12,041,592.46         13.06  40.33  10.393     647     99.61     99.61       180        177     3
10.501 - 11.000            315   18,843,775.57         20.43  42.70  10.872     637     99.21     99.21       180        177     3
11.001 - 11.500            140    6,504,692.34          7.05  40.82  11.320     623     98.36     98.36       180        177     3
11.501 - 12.000             24    1,387,347.78          1.50  44.15  11.931     621     99.26     99.26       182        179     3
12.001 - 12.500             16      857,477.28          0.93  38.82  12.485     612     93.67     93.67       180        177     3
12.501 - 13.000              2       79,143.24          0.09  23.69  12.851     615     99.05     99.05       180        177     3
                         -----  --------------        ------  -----  ------     ---    ------    ------       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===    ======    ======       ===        ===   ===

--------------------------------------------------------------------------------

2. COMBINED ORIGINAL LTV

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
COMBINED ORIGINAL     MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
LTV                     LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

75.01 - 80.00                1  $   199,844.83          0.22% 41.14% 12.500%    606     77.00%    77.00%      180        177     3
80.01 - 85.00                2      399,366.97          0.43  46.07  10.620     599     83.00     83.00       180        176     4
85.01 - 90.00               39    2,459,005.58          2.67  39.22  10.081     663     89.46     89.46       180        177     3
90.01 - 95.00              102    6,082,447.65          6.60  40.73  10.102     650     94.73     94.73       180        177     3
95.01 - 100.00           1,376   83,082,464.64         90.09  41.21   9.999     663     99.97     99.97       180        177     3
                         -----  --------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 2nd Liens Only

3. PRINCIPAL BALANCE

                          NUMBER                      PERCENT
                            OF       AGGREGATE       OF LOANS            W.A.    W.A.
                         MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT
PRINCIPAL BALANCE          LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE
-----------------------  --------  --------------  ------------  -----  ------  ------

less than 50,000.00           682  $21,886,842.93         23.73% 40.36% 10.180%    647
50,000.01 - 100,000.00        649   45,904,615.24         49.78  41.80  10.049     667
100,000.01 - 150,000.00       155   18,447,795.09         20.00  41.34   9.724     669
150,000.01 - 200,000.00        33    5,748,703.94          6.23  38.41  10.158     641
200,000.01 - 250,000.00         1      235,172.47          0.26  38.59   8.000     766
                            -----  --------------        ------  -----  ------     ---
TOTAL:                      1,520  $92,223,129.67        100.00% 41.15% 10.016%    661
                            =====  ==============        ======  =====  ======     ===

                                     W.A.
                           W.A.    COMBINED    W.A.       W.A.
                         COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                         ORIGINAL     LTV     TERM TO   TERM TO   LOAN
PRINCIPAL BALANCE           LTV      W SS    MATURITY   MATURITY   AGE
-----------------------  --------  --------  --------  ---------  ----

less than 50,000.00         99.25%    99.25%      180        177     3
50,000.01 - 100,000.00      99.46     99.46       180        177     3
100,000.01 - 150,000.00     99.48     99.48       180        177     3
150,000.01 - 200,000.00     96.88     96.88       180        176     4
200,000.01 - 250,000.00     86.00     86.00       180        177     3
                            -----     -----       ---        ---   ---
TOTAL:                      99.22%    99.22%      180        177     3
                            =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

4. ORIGINAL TERM TO MATURITY

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
ORIGINAL TERM         MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
TO MATURITY             LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

180                      1,515  $92,089,873.95         99.86% 41.14% 10.016%    661     99.22%    99.22%      180        177     3
240                          5      133,255.72          0.14  45.56  10.409     645     99.78     99.78       240        236     4
                         -----  --------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

5. REMAINING TERM TO MATURITY

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
REMAINING TERM        MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
TO MATURITY             LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

171 - 175                   60  $ 4,140,351.65         4.49%  39.86%  9.906%    645     99.04%    99.04%      180        175     5
176 - 180                1,455   87,949,522.30         95.37  41.20  10.021     662     99.23     99.23       180        177     3
231 - 235                    2       39,558.96          0.04  43.09  11.222     619    100.00    100.00       240        235     5
236 - 240                    3       93,696.76          0.10  46.60  10.066     656     99.69     99.69       240        236     4
                         -----  --------------        ------  -----  ------     ---    ------    ------       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===    ======    ======       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 2nd Liens Only

6. CREDIT SCORE

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
CREDIT SCORE            LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

801 - 850                    5  $   227,032.74          0.25% 39.01%  9.205%    809    100.00%   100.00%      180        177     3
751 - 800                   64    4,530,621.61          4.91  38.83   8.967     767     98.68     98.68       180        177     3
701 - 750                  208   14,635,127.58         15.87  41.65   9.346     721     99.62     99.62       180        177     3
651 - 700                  496   31,699,373.19         34.37  41.13   9.900     673     99.46     99.46       180        177     3
601 - 650                  554   31,993,017.86         34.69  41.31  10.409     627     98.99     98.99       180        177     3
551 - 600                  191    9,050,561.61          9.81  41.02  10.659     590     98.76     98.76       180        177     3
501 - 550                    2       87,395.08          0.09  42.78  10.506     542    100.00    100.00       180        177     3
                         -----  --------------        ------  -----  ------     ---    ------    ------       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===    ======    ======       ===        ===   ===

--------------------------------------------------------------------------------

7. PROPERTY TYPE

                           NUMBER                      PERCENT
                             OF       AGGREGATE       OF LOANS            W.A.    W.A.
                          MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT
PROPERTY TYPE               LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE
--------------------      --------  --------------  ------------  -----  ------  ------

Single Family Residence      1,087  $66,600,377.69         72.22% 41.46% 10.026%    661
Planned Unit Development       248   15,289,389.24         16.58  39.55  10.005     661
Condominium                    171    9,199,205.95          9.97  42.10  10.044     664
Two-to-Four Family              14    1,134,156.79          1.23  36.73   9.362     686
                             -----  --------------        ------  -----  ------     ---
TOTAL:                       1,520  $92,223,129.67        100.00% 41.15% 10.016%    661
                             =====  ==============        ======  =====  ======     ===

                                      W.A.
                            W.A.    COMBINED    W.A.       W.A.
                          COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                          ORIGINAL     LTV    TERM TO    TERM TO   LOAN
PROPERTY TYPE                LTV      W SS    MATURITY   MATURITY   AGE
------------------------  --------  --------  --------  ---------  ----

Single Family Residence      99.21%    99.21%      180        177     3
Planned Unit Development     99.30     99.30       180        177     3
Condominium                  99.66     99.66       180        177     3
Two-to-Four Family           95.20     95.20       180        176     4
                             -----     -----       ---        ---   ---
TOTAL:                       99.22%    99.22%      180        177     3
                             =====     =====       ===        ===   ===

8. OCCUPANCY STATUS

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
OCCUPANCY STATUS        LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

Primary                  1,472  $89,699,965.67         97.26% 41.15% 10.032%    660    99.22%     99.22%      180        177     3
Second/Vacation             48    2,523,164.00          2.74  41.13   9.473     724    99.04      99.04       180        177     3
                         -----  --------------        ------  -----  ------     ---    -----      -----       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661    99.22%     99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===    =====      =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 2nd Liens Only

--------------------------------------------------------------------------------

9. DOCUMENTATION

                                              NUMBER                      PERCENT
                                                OF       AGGREGATE       OF LOANS            W.A.    W.A.
                                             MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT
DOCUMENTATION                                  LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE
-------------------------------------------  --------  --------------  ------------  -----  ------  ------

Stated Income/Verified Assets (Streamlined)       647  $42,287,259.81         45.85% 41.61% 10.319%    675
Full Documentation                                627   33,799,775.73         36.65  41.24   9.778     647
Limited Documentation                             171   11,792,137.86         12.79  39.95   9.558     659
Lite Documentation                                 39    2,260,543.15          2.45  39.63   9.951     649
Stated Income Documentation                        29    1,628,221.27          1.77  39.23  10.491     665
Full-Alternative Documentation                      7      455,191.85          0.49  36.98  10.126     644
                                                -----  --------------        ------  -----  ------     ---
TOTAL:                                          1,520  $92,223,129.67        100.00% 41.15% 10.016%    661
                                                =====  ==============        ======  =====  ======     ===

                                                         W.A.
                                               W.A.    COMBINED    W.A.       W.A.
                                             COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                                             ORIGINAL     LTV    TERM TO    TERM TO   LOAN
DOCUMENTATION                                   LTV      W SS    MATURITY   MATURITY   AGE
-------------------------------------------  --------  --------  --------  ---------  ----

Stated Income/Verified Assets (Streamlined)     99.53%    99.53%      180        177     3
Full Documentation                              99.29     99.29       180        177     3
Limited Documentation                           99.35     99.35       180        177     3
Lite Documentation                              99.30     99.30       180        177     3
Stated Income Documentation                     88.29     88.29       180        177     3
Full-Alternative Documentation                 100.00    100.00       180        177     3
                                               ------    ------       ---        ---   ---
TOTAL:                                          99.22%    99.22%      180        177     3
                                               ======    ======       ===        ===   ===

--------------------------------------------------------------------------------

10. LOAN PURPOSE

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
LOAN PURPOSE            LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

Purchase                 1,209  $72,927,928.19         79.08% 41.25%  9.985%    666     99.50%    99.50%      180        177     3
C/O Refi                   291   18,139,804.63         19.67  40.73  10.147     644     98.45     98.45       180        177     3
R/T Refi                    20    1,155,396.85          1.25  41.55   9.935     661     93.43     93.43       180        176     4
                         -----  --------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 2nd Liens Only

11. PRODUCT TYPE

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
PRODUCT TYPE            LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

15 YR FIXED                 21  $   964,222.35          1.05% 41.10%  9.992%    654     99.02%    99.02%      180        176     4
15/30 BALLOON            1,494   91,125,651.60         98.81  41.14  10.016     661     99.22     99.22       180        177     3
20 YR FIXED                  5      133,255.72          0.14  45.56  10.409     645     99.78     99.78       240        236     4
                         -----  --------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

12. IO TERM

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
IO TERM                 LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0                        1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         -----  --------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

13. LIEN POSITION

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
LIEN POSITION           LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

2                        1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         -----  --------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 2nd Liens Only

14. PREPAYMENT PENALTY TERM

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
PREPAYMENT PENALTY    MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
TERM                    LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0                          697  $38,303,934.47         41.53% 41.35% 10.143%    660     99.03%    99.03%      180        177     3
12                          36    2,666,355.60          2.89  39.83  10.075     667     98.29     98.29       180        177     3
24                         735   47,735,715.46         51.76  41.06   9.928     662     99.56     99.56       180        177     3
36                          52    3,517,124.14          3.81  41.08   9.793     657     97.33     97.33       180        177     3
                         -----  --------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===     =====     =====       ===        ===   ===

--------------------------------------------------------------------------------

15. GEOGRAPHIC DISTRIBUTION

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
GEOGRAPHIC            MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
DISTRIBUTION            LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

California                 557  $46,511,045.48         50.43% 41.34%  9.825%    666     99.37%    99.37%      180        177     3
New York                    67    4,797,028.93          5.20  42.66  10.011     681     98.74     98.74       180        177     3
Maryland                    70    4,416,225.14          4.79  42.44  10.153     665     99.62     99.62       180        177     3
Virginia                    69    4,323,978.02          4.69  42.05  10.457     659     98.07     98.07       180        177     3
Texas                      119    4,010,477.48          4.35  39.12   9.855     649     99.89     99.89       180        177     3
Florida                     85    3,770,055.01          4.09  37.87  10.272     656     99.83     99.83       180        177     3
Washington                  74    3,590,997.46          3.89  42.50  10.274     639     98.15     98.15       180        177     3
New Jersey                  40    2,615,007.37          2.84  40.71  10.053     665     98.39     98.39       180        177     3
Nevada                      44    2,470,079.52          2.68  37.34  10.450     673     98.76     98.76       180        177     3
Massachusetts               43    2,466,012.53          2.67  43.13  10.249     663     99.40     99.40       180        177     3
Illinois                    53    2,215,460.63          2.40  40.53  10.433     656     99.38     99.38       181        177     3
Arizona                     40    2,134,221.58          2.31  43.86   9.949     678     98.05     98.05       181        178     3
North Carolina              20      804,561.44          0.87  34.23  10.435     643    100.00    100.00       180        176     4
Pennsylvania                24      684,902.01          0.74  40.88   9.863     633     98.93     98.93       180        177     3
Oregon                      13      665,712.79          0.72  44.56   9.955     630     97.00     97.00       180        176     4
Connecticut                 16      660,833.78          0.72  39.91  10.647     633     99.71     99.71       180        177     3
Louisiana                   24      624,296.47          0.68  42.64  10.554     615     99.98     99.98       180        176     4
Georgia                     16      583,983.42          0.63  33.24  10.419     677    100.00    100.00       180        177     3
Idaho                       16      506,096.52          0.55  39.81  10.082     633    100.00    100.00       180        177     3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 2nd Liens Only

15. GEOGRAPHIC DISTRIBUTION (CONT)

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
GEOGRAPHIC            MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
DISTRIBUTION (CONT)     LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

Missouri                    18      419,032.99          0.45  43.41  10.126     657     99.75     99.75       184        181     3
New Hampshire                8      353,498.46          0.38  46.35  10.610     644     98.06     98.06       180        177     3
District of Columbia         7      352,346.01          0.38  41.14  10.122     656     98.39     98.39       180        177     3
Mississippi                 12      335,464.33          0.36  33.94  10.854     603     99.55     99.55       180        177     3
Wisconsin                   11      303,032.15          0.33  40.61  10.397     625    100.00    100.00       180        177     3
Oklahoma                     7      277,776.45          0.30  42.11  10.034     651    100.00    100.00       180        176     4
New Mexico                   5      266,876.34          0.29  35.06  10.631     624     99.60     99.60       180        177     3
Rhode Island                 5      256,680.29          0.28  39.03  10.323     658    100.00    100.00       180        177     3
Tennessee                   10      255,428.81          0.28  42.83   9.188     635    100.00    100.00       180        177     3
Colorado                     6      215,882.45          0.23  50.18  10.140     621    100.00    100.00       180        177     3
Michigan                     6      208,482.84          0.23  36.99  10.792     623    100.00    100.00       180        176     4
Montana                      5      171,311.59          0.19  42.50  10.001     656    100.00    100.00       180        177     3
Maine                        3      166,577.24          0.18  45.82  10.027     620    100.00    100.00       180        177     3
Ohio                         6      131,219.61          0.14  39.95  10.769     610    100.00    100.00       180        177     3
Kansas                       3      109,162.01          0.12  39.14  11.213     588    100.00    100.00       180        176     4
Delaware                     3      104,657.37          0.11  47.68  10.639     623    100.00    100.00       180        177     3
Indiana                      4       99,517.96          0.11  35.32  10.719     610    100.00    100.00       180        176     4
Minnesota                    2       92,704.39          0.10  44.83  11.265     637    100.00    100.00       180        177     3
Wyoming                      2       81,167.68          0.09  36.24   9.587     660     97.67     97.67       180        176     4
South Carolina               3       66,970.90          0.07  42.50  10.146     629    100.00    100.00       180        177     3
Utah                         1       31,762.68          0.03  33.82   9.500     649    100.00    100.00       180        177     3
Arkansas                     1       31,067.59          0.03  43.56  11.750     590    100.00    100.00       240        236     4
West Virginia                1       24,356.26          0.03  32.85  10.000     644    100.00    100.00       180        176     4
Kentucky                     1       17,177.69          0.02  31.74  11.500     624    100.00    100.00       180        176     4
                         -----  --------------        ------  -----  ------     ---    ------    ------       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===    ======    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 2nd Liens Only

16. DTI

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
DTI                     LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0.00 - 4.99                  1  $    71,699.33          0.08%  3.46%  9.875%    605    100.00%   100.00%      180        177     3
5.00 - 9.99                  3      275,778.99          0.30   6.82  10.305     635     96.52     96.52       180        176     4
10.00 - 14.99               10      669,823.88          0.73  12.08   9.177     673     98.38     98.38       180        177     3
15.00 - 19.99               16      752,103.70          0.82  18.29  10.092     643     99.36     99.36       180        176     4
20.00 - 24.99               44    2,645,076.38          2.87  22.85  10.118     652     99.17     99.17       180        177     3
25.00 - 29.99               86    4,386,344.41          4.76  27.96   9.867     650     99.39     99.39       180        177     3
30.00 - 34.99              152    8,497,020.66          9.21  32.73  10.029     670     99.47     99.47       180        177     3
35.00 - 39.99              282   16,753,017.63         18.17  37.75   9.958     665     99.13     99.13       180        177     3
40.00 - 44.99              389   25,463,471.62         27.61  42.73   9.978     665     99.12     99.12       180        177     3
45.00 - 49.99              439   26,878,042.90         29.14  47.70  10.114     662     99.21     99.21       180        177     3
50.00 - 54.99               85    5,004,289.27          5.43  52.05  10.018     638     99.82     99.82       180        177     3
55.00 >=                    13      826,460.90          0.90  56.30  10.015     637     98.96     98.96       180        176     4
                         -----  --------------        ------  -----  ------     ---    ------    ------       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===    ======    ======       ===        ===   ===

--------------------------------------------------------------------------------

17. CREDIT GRADE

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
CREDIT GRADE            LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

AA                         883  $57,524,923.46         62.38% 41.21%  9.718%    689     99.46%    99.46%      180        177     3
A                          458   26,327,509.29         28.55  41.03  10.462     623     98.82     98.82       180        177     3
A-                         178    8,315,762.35          9.02  41.06  10.656     593     98.84     98.84       180        177     3
B+                           1       54,934.57          0.06  49.69  11.990     560    100.00    100.00       180        176     4
                         -----  --------------        ------  -----  ------     ---    ------    ------       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===    ======    ======       ===        ===   ===

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                                 2nd Liens Only

18. DELINQUENCY STATUS

                                                                                                 W.A.
                       NUMBER                      PERCENT                             W.A.    COMBINED    W.A.       W.A.
                         OF       AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.  GROSS   CREDIT  ORIGINAL     LTV    TERM TO    TERM TO   LOAN
DELINQUENCY STATUS      LOANS      BALANCE         BALANCE     DTI   COUPON   SCORE     LTV      W SS    MATURITY   MATURITY   AGE
--------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  --------  ---------  ----

0-29 days                1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         -----  --------------        ------  -----  ------     ---     -----     -----       ---        ---   ---
TOTAL:                   1,520  $92,223,129.67        100.00% 41.15% 10.016%    661     99.22%    99.22%      180        177     3
                         =====  ==============        ======  =====  ======     ===     =====     =====       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

[Banc of America Securities(TM) LOGO]

                                 ABFC 2005-WMC1
                             Texas MSA Regions Only

TEXAS MSA REGION STRATIFICATION

                     NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                       OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                    MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL  TERM TO    TERM TO   LOAN
TEXAS MSA REGIONS     LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
------------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

Austin, TX                 5  $   736,894.03          2.28% 39.89%  6.952%    710     80.18%      360        355     5
Beaumont, TX               5      263,396.72          0.82  31.31   8.016     605     83.74       292        289     3
Brownsville, TX            1       26,943.73          0.08  36.09   9.750     651    100.00       180        177     3
Bryan, TX                  1       37,849.18          0.12  47.49   9.990     667    100.00       180        177     3
Corpus Christi, TX         5      266,469.00          0.82  37.64   7.974     622     84.59       340        336     3
Dallas, TX               169   17,012,776.77         52.66  37.61   7.537     635     83.46       336        333     3
El Paso, TX MSA            6      624,468.34          1.93  40.18   6.952     677     89.39       355        352     4
Houston, TX              105   10,460,294.31         32.38  37.68   7.641     642     85.30       327        324     3
Killeen, TX                3      161,252.52          0.50  43.08   7.755     636     84.50       311        308     3
Laredo, TX                 2       80,522.91          0.25  25.27   7.699     628     80.63       327        324     3
Longview, TX               2      119,772.48          0.37  39.43   8.382     594     84.00       324        321     3
Lubbock, TX                2       79,896.86          0.25  48.27   7.298     613     84.00       324        321     3
McAllen, TX                1      137,318.33          0.43  48.76   7.950     604     80.00       360        357     3
No MSA                     5      403,641.04          1.25  41.54   7.810     621     79.53       325        321     4
San Angelo, TX             4      137,166.80          0.42  29.00   7.287     603     82.44       319        316     3
San Antonio, TX           14    1,169,113.24          3.62  37.05   7.558     649     83.77       343        340     3
Sherman, TX                2      117,029.81          0.36  35.44   6.500     657     77.40       360        356     4
Texarkana, TX              3      279,846.67          0.87  42.52   7.129     592     82.23       340        337     3
Tyler, TX                  2       98,304.64          0.30  50.67   8.198     622     84.00       324        321     3
Waco, TX                   1       91,010.48          0.28  41.93   7.875     592     80.00       360        357     3
                         ---  --------------        ------  -----   -----     ---    ------       ---        ---   ---
TOTAL:                   338  $32,303,967.86        100.00% 37.85%  7.563%    639     84.05%      334        330     3
                         ===  ==============        ======  =====   =====     ===    ======       ===        ===   ===

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

DTI STRATIFICATION FOR IO LOANS AT 45% DTI OR GREATER

                NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DTI              LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

45.00 - 49.99       103  $35,511,117.61        83.79%  47.61%  6.328%    676     81.35%      360        357     3
50.00 - 54.99        24    6,116,750.39        14.43   52.04   6.037     674     81.63       360        357     3
55.00 >=              4      750,851.31         1.77   56.34   6.620     625     85.81       360        357     3
                    ---  --------------       ------   -----   -----     ---     -----       ---        ---   ---
TOTAL:              131  $42,378,719.31       100.00%  48.40%  6.291%    675     81.47%      360        357     3
                    ===  ==============       ======   =====   =====     ===     =====       ===        ===   ===

DTI STRATIFICATION FOR NON-IO LOANS AT 50% DTI OR GREATER

                NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                  OF        AGGREGATE      OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
               MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DTI              LOANS       BALANCE        BALANCE     DTI   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
-------------  --------  --------------  ------------  -----  ------  ------  --------  --------  ---------  ----

50.00 - 54.99       302  $55,669,841.95         84.44% 52.23%  7.027%    629     83.43%      343        340     3
55.00 >=             51   10,255,362.56         15.56  56.93   6.910     638     83.30       344        340     3
                    ---  --------------        ------  -----   -----     ---     -----       ---        ---   ---
TOTAL:              353  $65,925,204.51        100.00% 52.96%  7.009%    631     83.41%      343        340     3
                    ===  ==============        ======  =====   =====     ===     =====       ===        ===   ===